File No. 333-59231       CIK #1024826

                       Securities and Exchange Commission
                           Washington, DC 20549-0102

                                 Post-Effective
                               Amendment No. 11 to
                                    Form S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2

             Insured Municipals Income Trust and Investors' Quality
                       Tax-Exempt Trust, Multi-Series 310
                              (Exact Name of Trust)

                              Van Kampen Funds Inc.
                            (Exact Name of Depositor)

                                522 Fifth Avenue
                            New York, New York 10036
          (Complete address of Depositor's principal executive offices)

  VAN KAMPEN FUNDS INC.                 PAUL, HASTINGS, JANOFSKY & WALKER LLP
  Attention: Stefanie Chang Yu, Esq.    Attention: Michael R. Rosella, Esq.
  522 Fifth Avenue                      75 East 55th Street
  New York, New York 10036              New York, New York 10022

               (Name and complete address of agents for service)

    ( X ) Check if it is proposed that this filing will become effective on February 23, 2010, pursuant to paragraph (b) of Rule 485.

                                MULTI-SERIES 310
                                    IM-IT(R)
                       INSURED MUNICIPALS INCOME TRUST(TM)
                                      AND
                                   QUALITY(R)
                               INVESTORS' QUALITY
                                TAX-EXEMPT TRUST


Florida IM-IT/124                                            Tennessee Quality/1

--------------------------------------------------------------------------------
                               PROSPECTUS PART ONE

  NOTE: Part I of this Prospectus may not be distributed unless accompanied by
   Part II. Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE FUND

   This series of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust (the "Fund") consists of the underlying separate unit investment trusts or trusts described above (the "Trust" or "Trusts"). Each Trust consists of a portfolio of interest-bearing obligations (the "Bonds" or "Securities") issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all federal income taxes under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located. Each Insured Trust holds insured bonds or bonds that are insured under a portfolio insurance policy issued by a rated insurance company.

                             PUBLIC OFFERING PRICE

   The Public Offering Price of the Units of each Trust includes the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information".

                    ESTIMATED CURRENT AND LONG-TERM RETURNS

   Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information". The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
  OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The Date of this Prospectus is February 23, 2010

                                   Van Kampen




VAN KAMPEN
INVESTMENTS

                         INSURED MUNICIPALS INCOME TRUST
            AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 310
                   Summary of Essential Financial Information

                             As of November 25, 2009
                         Sponsor: Van Kampen Funds Inc.
            Evaluator: Standard & Poor's Securities Evaluations, Inc.
                   Supervisor: Van Kampen Asset Management (4)
                      Trustee: The Bank of New York Mellon

   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing a different distribution plan (if available) will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.

                                                                                                Florida         Tennessee
                                                                                                 IM-IT           Quality
General Information                                                                              Trust            Trust
                                                                                            ---------------  ----------------
Principal Amount (Par Value) of Securities                                                  $       780,000  $        425,000
Number of Units                                                                                       1,028               952
Fractional Undivided Interest in Trust per Unit                                                     1/1,028             1/952
Public Offering Price:
      Aggregate Bid Price of Securities in Portfolio                                        $    742,905.20  $     418,179.20
      Aggregate Bid Price of Securities per Unit                                            $        722.67  $         439.26
      Sales charge 5.263% (5.00% of Public Offering Price excluding principal cash) for the
      Florida IM-IT Trust and 4.602% (4.40% of Public Offering Price excluding principal
      cash) for the Tennessee Quality Trust                                                 $         38.03  $          20.22
      Principal Cash per Unit                                                               $          5.48  $            .01
      Public Offering Price per Unit (1)                                                    $        766.18  $         459.49
Redemption Price per Unit                                                                   $        728.15  $         439.27
Excess of Public Offering Price per Unit over Redemption Price per Unit                     $         38.03  $          20.22
Minimum Value of the Trust under which Trust Agreement may be terminated                    $    403,000.00  $     383,000.00
Annual Premium on Portfolio Insurance                                                       $            --  $             --
Evaluator's Annual Evaluation Fee (3)                                                       $           447  $            218
Special Information
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit                                             $         35.59  $          16.56
      Less: Estimated Annual Expense excluding Insurance                                    $          3.96  $           2.85
      Less: Annual Premium on Portfolio Insurance                                           $            --  $             --
      Estimated Net Annual Interest Income per Unit                                         $         31.63  $          13.71
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income                                                  $         31.63  $          13.71
      Divided by 12                                                                         $          2.64  $           1.14
Estimated Daily Rate of Net Interest Accrual per Unit                                       $        .08785  $         .03809
Estimated Current Return Based on Public Offering Price (2)                                            4.13%             2.98%
Estimated Long-Term Return (2)                                                                         4.16%             2.79%

--------------------------------------------------------------------------------
(1) Plus accrued interest to the date of settlement (three business days after purchase) of $1.86 and $.80 for the Florida IM-IT and Tennessee Quality Trusts, respectively.

(2) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns" in Part II.

(3) Notwithstanding information to the contrary in Part II of this Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.36 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

(4) Notwithstanding anything to the contrary in Prospectus Part II, the Supervisor is Van Kampen Asset Management.

   Evaluations for purpose of sales, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange on days such Exchange is open next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Mellon of Units tendered for redemption.

Minimum Principal Distribution          $1.00 per Unit

Date of Deposit                         December 17, 1998

Supervisor's Annual Supervisory Fee     Maximum of $.25 per Unit

Record and Computation Dates            TENTH day of the month as follows: monthly - each month; semi-annual - January and July for Florida IM-IT Trust and May and November for Tennessee Quality Trust.

Distribution Dates                      TWENTY-FIFTH day of the month as follows: monthly - each month; semi-annual -
                                        January and July for Florida IM-IT Trust and May and November for Tennessee
                                        Quality Trust.

Trustee's Annual Fee                    $.91 and $.51 per $1,000 principal amount of Bonds respectively, for those portions of the Trusts under the monthly and semi-annual distribution plans.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   To the Unitholders of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 310:

   We have audited the accompanying statements of condition (including the analyses of net assets and the related portfolio schedules) of Florida Insured Municipals Income Trust, Series 124 and Tennessee Investors' Quality Tax-Exempt Trust, Series 1 (the "Trusts," included in Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 310) as of October 31, 2009, and the related statements of operations and changes in net assets for each of the three years in the period ended October 31, 2009, and the financial highlights for each of the five years in the period ended October 31, 2009. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at October 31, 2009 by correspondence with The Bank of New York Mellon, Trustee. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Florida Insured Municipals Income Trust, Series 124 and Tennessee Investors' Quality Tax-Exempt Trust, Series 1 (included in Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 310) as of October 31, 2009, and the results of its operations and changes in net assets for each of the three years in the period ended October 31, 2009, and the financial highlights for each of the five years in the period ended October 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

                                                          /s/ GRANT THORNTON LLP

New York, New York

February 23, 2010

                         INSURED MUNICIPALS INCOME TRUST
            AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 310
                             Statements of Condition
                                October 31, 2009
                                                                                                       Florida         Tennessee
                                                                                                        IM-IT           Quality
                                                                                                        Trust            Trust
                                                                                                   ---------------  ---------------
Trust property
   Cash                                                                                            $            --  $            --
   Tax-exempt securities at fair value, (cost $770,560 and $354,926, respectively) (notes 1 and 2)         752,775          413,623
   Accrued interest                                                                                         11,693            5,072
   Receivable for securities sold                                                                               --               --
                                                                                                   ---------------  ---------------
                                                                                                   $       764,468  $       418,695
                                                                                                   ===============  ===============
Liabilities and interest to Unitholders
   Cash overdraft                                                                                  $        13,495  $         2,624
   Redemptions payable                                                                                          --               --
   Interest to Unitholders                                                                                 750,973          416,071
                                                                                                   ---------------  ---------------
                                                                                                   $       764,468  $       418,695
                                                                                                   ===============  ===============

                             Analyses of Net Assets

Interest of Unitholders (1,038 and 952 Units, respectively of fractional undivided interest outstanding)
   Cost to original investors of 2,065 and 1,933 Units, respectively (note 1)                      $     2,065,000  $     1,933,000
      Less initial underwriting commission (note 3)                                                        101,177           94,709
                                                                                                   ---------------  ---------------
                                                                                                         1,963,823        1,838,291
      Less redemption of Units (1,027 and 981 Units, respectively)                                         854,681          904,559
                                                                                                   ---------------  ---------------
                                                                                                         1,109,142          933,732
   Undistributed net investment income
      Net investment income                                                                                845,480          613,726
      Less distributions to Unitholders                                                                    841,649          612,146
                                                                                                   ---------------  ---------------
                                                                                                             3,831            1,580
   Realized gain (loss) on Bond sale or redemption                                                          (3,586)         (25,763)
   Unrealized appreciation (depreciation) of Bonds (note 2)                                                (17,785)          58,697
   Distributions to Unitholders of Bond sale or redemption proceeds                                       (340,629)        (552,175)
                                                                                                   ---------------  ---------------
          Net asset value to Unitholders                                                           $       750,973  $       416,071
                                                                                                   ===============  ===============
Net asset value per Unit (Units outstanding of 1,038 and 952, respectively)                        $        723.48  $        437.05
                                                                                                   ===============  ===============

   The accompanying notes are an integral part of these financial statements.

               FLORIDA INSURED MUNICIPALS INCOME TRUST, SERIES 124
                            Statements of Operations
                             Years ended October 31,

                                                                               2007           2008           2009
                                                                           -------------  -------------  -------------
Investment income
   Interest income                                                         $      71,423  $      67,966  $      47,803
   Expenses
      Trustee fees and expenses                                                    4,314          3,897          3,591
      Evaluator fees                                                                 513            531            447
      Insurance expense                                                               --             --             --
      Supervisory fees                                                               317            242            470
                                                                           -------------  -------------  -------------
          Total expenses                                                           5,144          4,670          4,508
                                                                           -------------  -------------  -------------
      Net investment income                                                       66,279         63,296         43,295
Realized gain (loss) from Bond sale or redemption
   Proceeds                                                                       60,913        357,543        309,542
   Cost                                                                           58,423        352,756        325,901
                                                                           -------------  -------------  -------------
      Realized gain (loss)                                                         2,490          4,787        (16,359)
Net change in unrealized appreciation (depreciation) of Bonds                    (21,782)      (180,592)       116,774
                                                                           -------------  -------------  -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING
          FROM OPERATIONS                                                  $      46,987  $    (112,509) $     143,710
                                                                           =============  =============  =============

                       Statements of Changes in Net Assets
                             Years ended October 31,

                                                                               2007           2008           2009
                                                                           -------------  -------------  -------------
Increase (decrease) in net assets
Operations:
   Net investment income                                                   $      66,279  $      63,296  $      43,295
   Realized gain (loss) on Bond sale or redemption                                 2,490          4,787        (16,359)
   Net change in unrealized appreciation (depreciation) of Bonds                 (21,782)      (180,592)       116,774
                                                                           -------------  -------------  -------------
      Net increase (decrease) in net assets resulting from operations             46,987       (112,509)       143,710
Distributions to Unitholders from:
   Net investment income                                                         (66,529)       (64,537)       (44,818)
   Bonds sale or redemption proceeds                                              (8,193)      (320,617)        (2,986)
   Redemption of Units                                                           (49,400)       (43,393)      (305,732)
                                                                           -------------  -------------  -------------
      Total increase (decrease)                                                  (77,135)      (541,056)      (209,826)
Net asset value to Unitholders
   Beginning of period                                                         1,578,990      1,501,855        960,799
                                                                           -------------  -------------  -------------
   End of period (including undistributed net investment income of
      $6,595, $5,354 and $3,831, respectively)                             $   1,501,855  $     960,799  $     750,973
                                                                           =============  =============  =============

   The accompanying notes are an integral part of these financial statements.

             TENNESSEE INVESTORS' QUALITY TAX-EXEMPT TRUST, SERIES 1
                            Statements of Operations
                             Years ended October 31,

                                                                               2007           2008           2009
                                                                           -------------  -------------  -------------
Investment income
   Interest income                                                         $      47,557  $      33,486  $      15,769
   Expenses
      Trustee fees and expenses                                                    3,692          3,131          2,786
      Evaluator fees                                                                 379            363            218
      Insurance expense                                                               --             --             --
      Supervisory fees                                                               247            161            301
                                                                           -------------  -------------  -------------
          Total expenses                                                           4,318          3,655          3,305
                                                                           -------------  -------------  -------------
      Net investment income                                                       43,239         29,831         12,464
Realized gain (loss) from Bond sale or redemption
   Proceeds                                                                      157,107        543,158             --
   Cost                                                                          154,789        536,786             --
                                                                           -------------  -------------  -------------
      Realized gain (loss)                                                         2,318          6,372             --
Net change in unrealized appreciation (depreciation) of Bonds                    (17,154)       (41,206)        44,068
                                                                           -------------  -------------  -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING
          FROM OPERATIONS                                                  $      28,403  $      (5,003) $      56,532
                                                                           =============  =============  =============

                       Statements of Changes in Net Assets
                             Years ended October 31,

                                                                               2007           2008           2009
                                                                           -------------  -------------  -------------
Increase (decrease) in net assets
Operations:
   Net investment income                                                   $      43,239  $      29,831  $      12,464
   Realized gain (loss) on Bond sale or redemption                                 2,318          6,372             --
   Net change in unrealized appreciation (depreciation) of Bonds                 (17,154)       (41,206)        44,068
                                                                           -------------  -------------  -------------
      Net increase (decrease) in net assets resulting from operations             28,403         (5,003)        56,532
Distributions to Unitholders from:
   Net investment income                                                         (44,330)       (31,766)       (13,124)
   Bonds sale or redemption proceeds                                              (1,698)      (530,184)            --
   Redemption of Units                                                          (150,498)       (18,970)            --
                                                                           -------------  -------------  -------------
      Total increase (decrease)                                                 (168,123)      (585,923)        43,408
Net asset value to Unitholders
   Beginning of period                                                         1,126,709        958,586        372,663
                                                                           -------------  -------------  -------------
   End of period (including undistributed net investment income of
      $4,175, $2,240 and $1,580, respectively)                             $     958,586  $     372,663  $     416,071
                                                                           =============  =============  =============

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                                   PORTFOLIO

   As of October 31, 2009, the Florida Insured Municipals Income Trust, Series 124 consists of 3 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows:
Health Care, 1 (31%); Higher Education, 1 (31%); and Transportation, 1 (38%). See "Portfolio" herein.

   As of October 31, 2009, the Tennessee Investors' Quality Tax-Exempt Trust, Series 1 consists of 3 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows:
Health Care, 1 (43%); Higher Education, 1 (32%) and Retail
Electric/Gas/Telephone, 1 (25%). See "Portfolio" herein.

IM-IT and QUALITY MULTI-SERIES 310
FLORIDA INSURED MUNICIPALS INCOME TRUST                                        PORTFOLIO schedule as of October 31, 2009
------------------------------------------------------------------------------------------------------------------------
Port-                                                                                     Redemption
folio     Aggregate                                                              Rating    Feature          Fair Value
Item      Principal   Name of Issuer, Title, Interest Rate and Maturity Date    (Note 2)   (Note 2)      (Notes 1 and 2)
------------------------------------------------------------------------------------------------------------------------
 A    $       250,000 Tampa, Florida, Revenue Health System, Revenue Bonds
                       (Catholic Health) Series A-1 (MBIA Insured)                       2009 @ 100
                       4.875% Due 11/15/23                                           A   2019 @ 100 S.F. $      241,728
------------------------------------------------------------------------------------------------------------------------
 B            250,000 Escambia County, Florida, Housing Finance Authority,
                       Dormitory Revenue Bonds (University of West
                       Florida Foundation, Inc. Project) Series 1998
                       (MBIA Insured)                                                    2009 @ 100
                       4.750% Due 06/01/28                                           A   2020 @ 100 S.F.        223,245
------------------------------------------------------------------------------------------------------------------------
 C            300,000 Ocoee, Florida, Transportation Refunding and Improvement
                       Revenue Bonds, Series 1998 (MBIA Insured)                         2009 @ 100
                       4.500% Due 10/01/28                                           A   2024 @ 100 S.F.        287,802
      ---------------                                                                                    ---------------
      $       800,000                                                                                    $      752,775
      ===============                                                                                    ===============


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

IM-IT and QUALITY MULTI-SERIES 310
TENNESSEE INVESTORS' QUALITY TAX-EXEMPT TRUST                                   PORTFOLIO schedule as of October 31, 2009
-------------------------------------------------------------------------------------------------------------------------
Port-                                                                                      Redemption
folio     Aggregate                                                               Rating    Feature          Fair Value
Item      Principal   Name of Issuer, Title, Interest Rate and Maturity Date     (Note 2)   (Note 2)      (Notes 1 and 2)
-------------------------------------------------------------------------------------------------------------------------
 A    $       105,000 Metropolitan Government of Nashville and Davidson County,
                       Tennessee, Electric Revenue Capital Appreciation Bonds,
                       Series A (MBIA Insured)
                       0.000% Due 05/15/19                                          AA+                   $       73,611
-------------------------------------------------------------------------------------------------------------------------
 B            135,000 Metropolitan Government of Nashville and Davidson County,
                       Tennessee, Health and Education Board, Vanderbilt
                       University, Revenue Refunding Bonds, Series B                      2009 @ 100.50
                       5.000% Due 10/01/28                                           AA   2019 @ 100 S.F.        135,779
-------------------------------------------------------------------------------------------------------------------------
 C            185,000 Metropolitan Government, Nashville & Davidson County,
                       Tennessee, Health and Educational Facilities,
                       Revenue Hospital Bonds (Baptist Hospital,
                       Inc.) Series A (MBIA Insured)
                       4.875% Due 11/01/28                                            A                          204,233
      ---------------                                                                                     ---------------
      $       425,000                                                                                     $      413,623
      ===============                                                                                     ===============


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                         INSURED MUNICIPALS INCOME TRUST
            AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 310
                          Notes to Financial Statements
                         October 31, 2007, 2008 and 2009
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Security Valuation - Tax-exempt municipal securities are stated at the value determined by the Evaluator. The Evaluator may determine the value of the Bonds
(1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in Bonds comparable to those held by each of the Trusts, (2) on the basis of bid prices for comparable Bonds, (3) by determining the value of the Bonds by appraisal or (4) by any combination of the above.

   Security Cost - The original cost to each of the Trusts (Florida Insured Municipals Income Trust, Series 124 and Tennessee Investors' Quality Tax-Exempt Trust, Series 1) was based on the determination by Interactive Data Corporation of the offering prices of the Bonds on the date of deposit (December 17, 1998). Since the valuation is based upon the bid prices, such Trusts (Florida Insured Municipals Income Trust, Series 124 and Tennessee Investors' Quality Tax-Exempt Trust, Series 1) recognized downward adjustments of $11,609 and $11,763, respectively, on the date of deposit resulting from the difference between the bid and offering prices. These downward adjustments were included in the aggregate amount of unrealized depreciation reported in the financial statements for each Trust for the period ended October 31, 1999.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit in each Trust based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Bonds in such Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - The Trust is not a taxable entity for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of such Trust and, accordingly, no provision has been made for federal income taxes.

   Accounting for Uncertainty in Income Taxes - ASC 740, Income Taxes (formerly an interpretation of FASB Statement No. 109, FIN 48), clarifies the appropriate method of accounting for uncertainty in income taxes recognized in an enterprise's financial statements and provides related guidance. ASC 740 does not have a material effect on the net asset value, financial condition or results of operations of the Trust.

   Subsequent Events - Events or transactions that have occurred from the balance sheet date through the date of issuance are evaluated by the Sponsor.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO

   Ratings - The source of all ratings, exclusive of those designated NR or * is Standard & Poor's, A Division of the McGraw-Hill Companies. Ratings marked * are by Moody's Investors Service, Inc. as these Bonds are not rated by Standard & Poor's, A Division of the McGraw-Hill Companies. NR indicates that the Bond is not rated by Standard & Poor's, A Division of the McGraw-Hill Companies or Moody's Investors Service, Inc. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see "Description of Securities Ratings" in the Information Supplement.

   Redemption Feature - There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. "P.R." indicates a bond has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the Federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status" in
Part II.

   Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on certain of the Bonds in the Trusts may have been obtained by the Trust or by one of the Preinsured Bond Insurers (as indicated in the Bond name), however, certain other Bonds may not be insured. Such insurance does not guarantee the market value of the Bonds or the value of the Units. For Bonds covered under the Trust's insurance policy the insurance is effective only while Bonds thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Bond involved is payable by the issuer.

   An Accounting and Auditing Guide issued by the American Institute of Certified Public Accountants states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable value in the absence of default of the underlying Bonds or indication of the probability of such default.

   Fair Value Measurements - FASB Accounting Standards Codification, Fair Value Measurements and Disclosures ("ASC 820") (formerly FASB statement 157), establishes a framework for measuring fair value and expands disclosure about fair value measurements in financial statements for the Trust for fiscal years beginning after November 15, 2007. The various inputs that may be used to determine the value of the Trust's investments are summarized in the three levels presented below. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   Level 1 -- Quoted prices in active markets for identical securities.

   Level 2 -- Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security, which may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk.

   Level 3 -- Prices determined using significant unobservable inputs. In certain situations where quoted prices or observable inputs are unavailable, unobservable inputs may be used. Unobservable inputs reflect the Trust's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

   The following table summarizes the Trust's investments as of October 31, 2009 based on the inputs used to value them:

                                                   Florida          Tennessee
                                                    IM-IT             Quality
Valuation Inputs                                    Trust              Trust
----------------------------------------       ----------------  ----------------
Level 1 -- Quoted prices                       $             --  $             --
Level 2 -- Other significant observable inputs          752,775           413,623
Level 3 -- Significant unobservable inputs                   --                --
                                               ----------------  ----------------
Total                                          $        752,775  $        413,623
                                               ================  ================

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at October 31, 2009 is as follows:

                                                   Florida          Tennessee
                                                    IM-IT             Quality
                                                    Trust              Trust
                                               ----------------  ----------------
Unrealized Appreciation                        $          6,117  $         58,697
Unrealized Depreciation                                 (23,902)               --
                                               ----------------  ----------------
                                               $        (17,785) $         58,697
                                               ================  ================

NOTE 3 - OTHER

   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of each Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Bonds per Unit on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Bonds. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Bonds per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Bonds in the portfolio. The sales charge ranges from 1.0% of the public offering price (1.010% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 5.40% of the public offering price (5.708% of the aggregate bid price of the Bonds) for a Trust with a portfolio with twenty-one or more years to average maturity.

   Compensation of Evaluator and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.25 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to the Trust). In addition, the Evaluator receives an annual fee for regularly evaluating each of the Trust's portfolios. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS

   Units were presented for redemption as follows:

                                           Years ended October 31,
                                    2007             2008             2009
                               ---------------  ---------------  ---------------
   Florida IM-IT Trust                50              48               454
   Tennessee Quality Trust           154              26                --

NOTE 5 - FINANCIAL HIGHLIGHTS
Florida IM-IT/124
                                                        2005            2006           2007             2008            2009
                                                   --------------  --------------  --------------  --------------  --------------
Per Share Operating Performance:
   Net asset value, beginning of period            $       987.98  $       987.28  $       993.08  $       975.23  $       643.97
                                                   --------------  --------------  --------------  --------------  --------------
   Income from investment operations:
      Net investment income                                 43.85           43.62           42.82           42.08           35.09
      Net realized and unrealized gain (loss)
         on investment transactions (a)                      4.63            5.72         (12.40)        (117.28)           83.17
                                                   --------------  --------------  --------------  --------------  --------------
   Total from investment operations                         48.48           49.34           30.42         (75.20)          118.26
                                                   --------------  --------------  --------------  --------------  --------------
Distributions to Unitholders from:
   Net investment income                                  (43.80)         (43.54)         (42.98)         (42.91)         (36.33)
   Bond sale and redemption proceeds                       (5.38)              --          (5.29)        (213.15)          (2.42)
                                                   --------------  --------------  --------------  --------------  --------------
   Total distributions to Unitholders                     (49.18)         (43.54)         (48.27)        (256.06)         (38.75)
                                                   --------------  --------------  --------------  --------------  --------------
   Net asset value, end of period                  $       987.28  $       993.08  $       975.23  $       643.97  $       723.48
                                                   ==============  ==============  ==============  ==============  ==============
Total Return:                                               4.99%           5.10%           3.16%         (7.97)%          18.84%
Ratios as a Percentage
of Average Net Assets:
   Expenses                                                 0.26%           0.28%           0.34%           0.34%           0.54%
   Net investment income                                    4.44%           4.43%           4.38%           4.56%           5.20%


--------------------------------------------------------------------------------
(a) Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the period.

NOTE 5 - FINANCIAL HIGHLIGHTS (continued)

Tennessee Quality/1

                                                   2005            2006            2007            2008           2009
                                              --------------  --------------  --------------  --------------  --------------
Per Share Operating Performance:
   Net asset value, beginning of period       $       992.41  $       983.37  $       995.33  $       980.15  $       391.45
                                              --------------  --------------  --------------  --------------  --------------
   Income from investment operations:
      Net investment income                            42.84           41.89           40.37           30.89           13.09
      Net realized and unrealized gain (loss)
         on investment transactions (a)               (1.07)           20.75         (12.57)         (37.77)           46.30
                                              --------------  --------------  --------------  --------------  --------------
   Total from investment operations                    41.77           62.64           27.80          (6.88)           59.39
                                              --------------  --------------  --------------  --------------  --------------
Distributions to Unitholders from:
   Net investment income                             (43.26)         (42.11)         (41.39)         (32.89)         (13.79)
   Bond sale and redemption proceeds                  (7.55)          (8.57)          (1.59)        (548.93)              --
                                              --------------  --------------  --------------  --------------  --------------
   Total distributions to Unitholders                (50.81)         (50.68)         (42.98)        (581.82)         (13.79)
                                              --------------  --------------  --------------  --------------  --------------
   Net asset value, end of period             $       983.37  $       995.33  $       980.15  $       391.45  $       437.05
                                              ==============  ==============  ==============  ==============  ==============
Total Return:                                          4.23%           6.48%           2.83%         (1.65)%          15.58%
Ratios as a Percentage
of Average Net Assets:
   Expenses                                            0.30%           0.33%           0.41%           0.48%           0.83%
   Net investment income                               4.33%           4.28%           4.11%           3.91%           3.12%


--------------------------------------------------------------------------------
(a) Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the period.


                                                                       CMSPRO310

                               Prospectus Part II

                                  February 2010

                        Insured Municipals Income Trust

                      Investors' Quality Tax-Exempt Trust

                 Van Kampen Focus Portfolios, Municipal Series

                            Van Kampen Unit Trusts,
                                Municipal Series

                  A convenient way to invest in a diversified
                    portfolio of tax-exempt municipal bonds

                      This prospectus contains two parts.
No one may use this Prospectus Part II unless accompanied by Prospectus Part I.

      You should read this prospectus and retain it for future reference.
--------------------------------------------------------------------------------

 The Securities and Exchange Commission has not approved or disapproved of the
    Trust Units or passed upon the adequacy or accuracy of this prospectus.
               Any contrary representation is a criminal offense.




VAN KAMPEN
INVESTMENTS



THE TRUSTS
--------------------------------------------------------------------------------

   The Fund. Your Trust is one of several unit investment trusts created under the name Insured Municipals Income Trust, Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Van Kampen Focus Portfolios, Municipal Series or Van Kampen Unit Trusts, Municipal Series (the "Fund"). The Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit among Van Kampen Funds Inc., as Sponsor, Standard & Poor's Securities Evaluations, Inc., as Evaluator, Van Kampen Asset Management, as Supervisor, and The Bank of New York Mellon, as Trustee, or their predecessors.

   The Fund consists of separate portfolios of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities rendered at closing, excludable from gross income for Federal income tax purposes under existing law. All issuers of bonds in a State Trust are located in the state for which the Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of recognized bond counsel to the bond issuers rendered at closing, the interest earned on the bonds is exempt from state and local taxes to the extent indicated herein and to the extent permitted under local law. Further, in the opinion of bond counsel to the respective issuers rendered at closing, the interest income of each bond in a U.S. Territorial IM-IT Trust is exempt from state, Commonwealth of Puerto Rico and local income taxation. Interest on certain bonds in a National Quality AMT Trust may be a preference item for purposes of the alternative minimum tax. Accordingly, a National Quality AMT Trust may be appropriate only for investors who are not subject to the alternative minimum tax. Trusts that hold only insured bonds or bonds that are insured under a portfolio insurance policy are referred to herein as "Insured Trusts". "Long-Term Trust" refers to IM-IT, Investment Grade Municipal, U.S. Territorial IM-IT, Long-Term State and National Quality Trusts. "Investment Grade Municipal Intermediate Trust" refers to an Investment Grade Municipal Trust which is designated as an "intermediate series" in the name of such Trust. "Intermediate-Term Trust" refers to Strategic Municipal Trust Intermediate Series, State Intermediate Trusts, Investment Grade Municipal Intermediate Trusts and State Intermediate Laddered Maturity Trusts. Trusts that are named for a particular state are referred to herein as "State Trusts". "State Intermediate Trust" refers to a State Trust which is designated as an "intermediate series" in the name of such Trust. "State Intermediate Laddered Maturity Trust" refers to a State Trust which is designated as an "intermediate laddered maturity series" in the name of such Trust. State Trusts, other than State Intermediate Laddered Maturity Trusts or State Intermediate Trusts, are referred to herein as "Long-Term State Trusts". "Investment Grade Municipal Limited Maturity Trust" refers to an Investment Grade Municipal Trust which is designated as a "limited maturity series" in the name of such Trust.

   On the Date of Deposit, the Sponsor deposited the bonds with the Trustee. The bonds initially consisted of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the bonds, delivered to the Sponsor evidence of ownership of the Units.

   The portfolio of any IM-IT, Investment Grade Municipal, IM-IT Discount, U.S. Territorial IM-IT, Long-Term State or National Quality Trust consists of bonds maturing approximately 15 to 40 years from the Date of Deposit. The approximate range of maturities from the Date of Deposit for bonds in any IM-IT Laddered Series, Investment Grade Municipal Limited Maturity Trust, IM-IT Limited Maturity Trust, Quality Municipals Income Trust (QM-IT) Limited Maturity Series, Investment Grade Municipal Intermediate Trust, IM-IT Intermediate Trust, Strategic Municipal Trust Intermediate Series, State Intermediate Laddered Maturity Trust and IM-IT Short Intermediate Trust is 10 to 30 years, 17 to 22 years, 12 to 15 years, 12 to 15 years, 8 to 12 years, 5 to 15 years, 5 to 15 years, 5 to 10 years and 3 to 7 years, respectively. The portfolio of any IM-IT Laddered Series is structured so that approximately 20% of the bonds will mature every five years, beginning in approximately the tenth year of the Trust, entitling each Unitholder to return of principal. The portfolio of any State Intermediate Laddered Maturity Trust is structured so that approximately 20% of the bonds will mature each year, beginning in approximately the fifth year of the Trust, entitling each Unitholder to a return of principal. This return of principal may offer Unitholders the opportunity to respond to changing economic conditions and to specific financial needs that may arise during the periods of scheduled maturities. However, the flexibility provided by the return of principal may also eliminate a Unitholder's ability to reinvest at a rate as high as the yield on the bonds which matured.

   Each Unit represents a fractional undivided interest in the principal and net income of a Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each Unit will increase, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.

   Objectives and Bond Selection. The Trusts seek to provide federal tax-exempt income and, in the case of most State Trusts, federal, state, and, if applicable, local tax-exempt income and to preserve capital. The Trusts invest in portfolios of municipal bonds issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities rendered at closing, excludable from gross income for federal and, for State Trusts, state and, if applicable, local personal income tax purposes under existing law. An IM-IT Laddered Series has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of interest-bearing obligations with maturities ranging from approximately 10 to 30 years in which roughly 20% of the bonds mature every five years beginning in approximately the tenth year of the Trust. A State Intermediate Laddered Maturity Trust has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of intermediate-term interest-bearing obligations with maturities ranging from approximately 5 to 10 years in which roughly 20% of the bonds mature each year beginning in approximately the fifth year of the Trust. There is, of course, no guarantee that the Trusts will achieve their objectives. A Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income bonds with greater diversification than they might be able to acquire individually. Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in each Insured Trust has been obtained from a municipal bond insurance company. For information relating to insurance on the bonds, see "Insurance on the Bonds in the Insured Trusts". In addition, these bonds are often not available in small amounts.

   In selecting bonds for the Trusts, the Sponsor considered the following factors, among others: (a) with respect to Insured Trusts, the bonds must be insured with a Standard & Poor's rating of AAA or a Moody's Investors Service, Inc. ("Moody's") rating of Aaa or if not rated are insured by a bond insurer with a AAA rating by Standard & Poor's or a Aaa rating by Moody's, with respect to all Quality Trusts, the bonds must have a Standard & Poor's rating of at least "A-", a Moody's rating of at least "A3" or, if not rated, credit characteristics sufficiently similar to those of comparable bonds that were so rated as to be acceptable for acquisition by a Trust in the opinion of the Sponsor, and with respect to all other Trusts, either the Standard & Poor's rating of the bonds was not less than "BBB-", or the Moody's rating of the bonds was not less than "Baa3", including provisional or conditional ratings, respectively, (or, if not rated, the bonds had credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt bonds that were so rated as to be acceptable for acquisition by a Trust in the opinion of the Sponsor), (b) the prices of the bonds relative to other bonds of comparable quality and maturity, (c) the current income provided by the bonds, (d) the diversification of bonds as to purpose of issue and location of issuer and (e) the probability of early return of principal or high legal or event risk. After the Date of Deposit, a bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of a bond from a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the bond (see "Trust Administration--Portfolio Administration"). In particular, the ratings of the bonds in an Investment Grade Municipal Trust could fall below "investment grade" (i.e., below "BBB-" or "Baa3") during the Trust's life and the Trust could continue to hold the bonds. See "The Trusts--Risk Factors".

   The Bonds. Your Trust invests in municipal bonds. States, municipalities and public authorities issue these bonds to raise money for a variety of purposes. In selecting bonds, we seek to diversify your portfolio by bond purpose. This section briefly describes different bond types to help you better understand your investment. These bonds are described in greater detail in the Information Supplement. See "Additional Information".

   General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

   Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds.

   Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

   Bond banks are vehicles that pool various municipal obligations into larger offerings. This reduces the cost of borrowing for the municipalities. The types of financing projects that these obligations support vary.

   Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

   Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, costs of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

   Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

   Industrial revenue bonds finance the cost of acquiring, building or improving industrial projects. Private corporations usually operate these projects. The ability of the issuer to make payments on these bonds depends on factors such as the creditworthiness of the corporation operating the project, revenues generated by the project, expenses of the project and environmental or other regulatory restrictions.

   Multi-family housing bonds are obligations of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low to moderate-income families. These bonds are generally pre-payable at any time. It is likely that their life will be less than their stated maturity. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

   Other care bonds include obligations of issuers that derive revenue from mental health facilities, nursing homes and intermediate care facilities. These bonds are similar to health care bonds and the issuers face the same general risks.

   Public building bonds finance the cost of acquiring, leasing, building or improving public buildings such as offices, recreation facilities, convention centers, police stations, correctional institutions and parking garages. The ability of the issuers to make payments on these bonds depends on factors such as the government budgeting sufficient funds to make lease or mortgage payments on the facility, user fees or rents, costs of maintenance and decreases in use of the facility.

   Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

   Retail electric/gas/telephone bonds are obligations of issuers that derive revenues from the retail sale of utilities to customers. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels.

   Single family housing bonds are obligations of issuers that derive revenues from mortgage loans on single family residences. Single family residences generally include one to four-family dwellings. These bonds are similar to multi-family housing bonds and the issuers face the same general risks.

   Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse affect on these bonds.

   Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

   Waste disposal bonds are obligations of issuers that derive revenues from resource recovery facilities. These facilities process solid waste, generate steam and convert steam to electricity. These issuers face problems such as costs and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, and other unavoidable changes that adversely affect operation of a project.

   Water and sewer bonds are obligations of issuers that derive revenues from user fees from the sale of water and sewerage services. These issuers face problems such as the ability to obtain rate increases, population declines, difficulties in obtaining new fresh water supplies and "no-growth" zoning ordinances. These issuers also face many of the same problems of waste disposal issuers.

   Wholesale electric bonds are obligations of issuers that derive revenues from selling electricity to other utilities. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for electric utilities, competition, overhead expenses and government regulation and rate approvals.

   More About the Bonds. In addition to describing the purpose of the bonds, other information about the bonds is also listed in the "Portfolio" in Prospectus Part I. This information relates to other characteristics of the bonds. This section briefly describes some of these characteristics.

   Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

   Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor owns this type of bond, the investor has the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

   "When, as and if issued" bonds are bonds that trade before they are actually issued. This means that the Sponsor can only deliver them to your Trust "when, as and if" the bonds are actually issued. Delivery of these bonds may be delayed or may not occur. Interest on these bonds does not begin accruing to your Trust until the Sponsor delivers the bond to the Trust. You may have to adjust your tax basis if the Sponsor delivers any of these bonds after the expected delivery date. Any adjustment would reflect interest that accrued between the time you purchased your Units and the delivery of the bonds to your Trust. This could lower your first year estimated current return. You may experience gains or losses on these bonds from the time you purchase Units even though your Trust has not yet received them.

   Risk Factors. All investments involve risk. This section describes the main risks that can impact the value of bonds in your Trust. You should understand these risks before you invest. If the value of the bonds falls, the value of your Units will also fall. You can lose money by investing in a Trust. No one can guarantee that your Trust will achieve its objective or that your investment return will be positive over any period. The Information Supplement contains a more detailed discussion of risks related to your investment.

     Current economic conditions. The markets for credit instruments, including corporate bonds and municipal securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. The current economic environment has made conditions difficult for virtually all industries and companies to operate in an efficient manner. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Trust's bonds uncertain and/or result in sudden and significant valuation increases or declines in its holdings.

     Market risk is the risk that the value of the bonds in your Trust will fluctuate. This could cause the value of your Units to fall below your original purchase price or below the par value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a bond's issuer or insurer, perceptions of the issuer or insurer, or ratings on a bond. Even though the Supervisor supervises your portfolio, you should remember that no one manages your portfolio. Your Trust will not sell a bond solely because the market value falls as is possible in a managed fund.

   Interest rate risk is the risk that the value of bonds will fall if interest rates increase. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

   Credit risk is the risk that a bond's issuer or insurer is unable to meet its obligation to pay principal or interest on the bond.

   Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your Trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your Trust paid for the bond and could be below the bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your Trust are called, your Trust could terminate early. The first date that the issuer can call each bond in the portfolio is listed in Prospectus Part I along with the price the issuer would have to pay.

   Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond's rating.

   Bond concentration risk is the risk that your Trust is less diversified because it concentrates in a particular type of bond. When a certain type of bond makes up 25% or more of a Trust, the Trust is considered to be "concentrated" in that bond type. The different bond types are described under "The Bonds".

   Reduced diversification risk is the risk that your Trust will become smaller and less diversified as bonds are sold, are called or mature. This could increase your risk of loss and increase your share of Trust expenses.

   Liquidity risk is the risk that the value of a bond will fall if trading in the bond is limited or absent. No one can guarantee that a liquid trading market will exist for any bond because these bonds generally trade in the over-the-counter market (they are not listed on a securities exchange).

   Insurer Default risk is the risk that an investor of an insured trust could lose income and/or principal if the issuer and the insurer of a municipal bond both default in making their payment obligations.

   Litigation and legislation risk is the risk that future litigation or legislation could affect the value of your Trust. For example, future legislation could reduce tax rates, impose a flat tax, exempt all investment income from tax or change the tax treatment of the bonds or of your Trust. Litigation could challenge an issuer's authority to issue or make payments on bonds.

   No FDIC Guarantee. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ESTIMATED CURRENT AND LONG-TERM RETURNS
--------------------------------------------------------------------------------

   The Estimated Current Returns and the Estimated Long-Term Returns are set forth in the Prospectus Part I. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, redemption, maturity, exchange or sale of bonds. The Public Offering Price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with Units. Since the value and estimated retirements of the bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering
Price.

PUBLIC OFFERING
--------------------------------------------------------------------------------

   General. Units are offered at the Public Offering Price. The secondary market public offering price is based on the bid prices of the bonds, the sales charge described below, cash, if any, in the Principal Account and accrued interest, if any. The actual sales charge that may be paid by an investor may differ slightly from the sales charges to rounding that occurs in the calculation of the Public Offering Price and in the number of Units purchased. The minimum purchase is one Unit. Certain broker-dealers or selling firms may charge an order handling fee for processing Unit purchases.

   The secondary market sales charge is computed as described in the following table based upon the estimated long-term return life (ELTR Life) of a Trust's portfolio:

 ELTR Life   Sales Charge   ELTR Life   Sales Charge    ELTR Life  Sales Charge
-----------  ------------  -----------  ------------   ----------- ------------
1..........      1.010%    8..........     3.627%       15..........    5.042%
2..........      1.523     9..........     4.167        16..........    5.152
3..........      2.041    10..........     4.384        17..........    5.263
4..........      2.302    11..........     4.603        18..........    5.374
5..........      2.564    12..........     4.712        19..........    5.485
6..........      2.828    13..........     4.822        20..........    5.597
7..........      3.093    14..........     4.932  21 to 30..........    5.708

   The ELTR Life represents the estimated life of the bonds in a Trusts' portfolio as determined for purposes of calculating Estimated Long-Term Return. See "Estimated Current and Long-Term Returns". The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the bonds.

   Reducing Your Sales Charge. The Sponsor offers a variety of ways for you to reduce the sales charge that you pay. It is your financial professional's responsibility to alert the Sponsor of any discount when you purchase Units. Before you purchase Units you must also inform your broker-dealer of your qualification for any discount or of any combined purchases to be eligible for a reduced sales charge.

   Fee Accounts. A portion of the sales charge is waived for certain accounts described in this paragraph. Purchases by these accounts are subject only to the portion of the sales charge that is retained by the Sponsor. Please refer to the section called "Fee Accounts" for additional information on these purchases. Units may be purchased in the initial offering period at the Public Offering Price less the maximum applicable concession the Sponsor typically allows to brokers and dealers for purchases by investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for brokerage services, financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed ("Fee Accounts"). The Sponsor reserves the right to limit or deny purchases of Units described in this paragraph by investors or selling firms whose frequent trading activity is determined to be detrimental to a Trust.

   Employees. Employees, officers and directors (including their spouses and children under 21 living in the same household, and trustees, custodians or fiduciaries for the benefit of such persons) of Van Kampen Funds Inc. and its affiliates and dealers and their affiliates may purchase Units at the Public Offering Price less the applicable dealer concession. All employee discounts are subject to the policies of the related selling firm. Only employees, officers and directors of companies that allow their employees to participate in this employee discount program are eligible for the discounts

   Offering Price. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus
Part I in accordance with fluctuations in the prices of the bonds. The "Evaluation Time" is the close of trading on the New York Stock Exchange on each day that the Exchange is open for trading or earlier on days where the Bond Market Association recommends an early bond market close. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the bonds plus the applicable secondary market sales charge and dividing the sum by the number of Units outstanding. For secondary market purposes, this computation will be made by the Evaluator as of the Evaluation Time for each day on which any Unit is tendered for redemption and as necessary. The offering price of bonds may be expected to range approximately from 0.125% to 1.375% more than the bid price.

   The aggregate price of the bonds is determined on the basis of bid prices
(a) on the basis of current market prices obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Fund; (b) if these prices are not available, on the basis of current market prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the bonds will generally fluctuate with changes in market interest rates. Unless bonds are in default in payment of principal or interest or in significant risk of default, the Evaluator will not attribute any value to the insurance obtained by an Insured Trust, if any.

   The Evaluator will consider in its evaluation of bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of default (the "Defaulted Bonds") the value of any insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of a Portfolio Insurer to meet its commitments under any insurance policy, including commitments to issue Permanent Insurance. No value has been ascribed to insurance obtained by an Insured Trust, if any, as of the date of this prospectus.

   A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

   Accrued Interest. Accrued Interest (Accrued Interest to Carry). Accrued interest to carry is added to the Public Offering Price for Insured Municipals Income Trust, 151st Insured Multi-Series and prior series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 212 and prior series. Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Securities in each Trust is actually paid either monthly, quarterly, if applicable, or semi-annually to such Trust. However, interest on the Securities in each Trust is accounted for daily on an accrual basis. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

   The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders of a Trust until it receives interest payments on the Securities in such Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee may be used by it to earn interest thereon, it benefits thereby. If a Unitholder sells or redeems all or a portion of his Units or if the bonds in a Trust are sold or otherwise removed or if a Trust is liquidated, he will receive at that time his proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

   Purchased and Accrued Interest. Added to the Public Offering Price for Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246 is Purchased Interest and accrued interest. Included in the Public Offering Price for Insured Municipals Income Trust, 174th Insured Multi-Series and subsequent series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 247 and subsequent series is accrued interest only. References to "accrued interest" in this prospectus include both Purchased Interest and accrued interest as described in this section.

   Purchased Interest -- Purchased Interest is a portion of the unpaid interest that has accrued on the Securities from the later of the last payment date on the Securities or the date of issuance thereof through the First Settlement Date and is included in the calculation of the Public Offering Price. Purchased Interest will be distributed to Unitholders as Units are redeemed or Securities mature or are called. See "Summary of Essential Financial Information" in this Prospectus Part I for the amount of Purchased Interest per Unit for each Trust. Purchased Interest is an element of the price Unitholders will receive in connection with the sale or redemption of Units prior to the termination of a Trust.

   Accrued Interest -- Accrued Interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest to the settlement date is added to the Public Offering Price of Units. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units. As indicated in "Purchased Interest", accrued interest as of the First Settlement Date includes Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of such accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement (other than the Purchased Interest already included therein), less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the Purchased Interest and accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds (including Purchased Interest) held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

   Accrued Interest. Accrued interest is added to the Public Offering Price for all Trusts not listed above. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although each Trust accrues interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest as described in this paragraph to the settlement date is added to the Public Offering Price of Units for all Trusts not mentioned above. Unitholders will receive the amount of accrued interest paid on their Units on the next distribution date. In an effort to reduce the accrued interest which would have to be paid by Unitholders, the Trustee will advance the amount of accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units.

   Unit Distribution. Units will be distributed to the public by broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states. Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units equal to 80% of the sales charge applicable to the transaction provided that the Units are acquired from the Sponsor. Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others up to the entire amount of the sales charge.

   Sponsor Compensation. The Sponsor will receive a gross sales commission equal to the sales charge applicable to the transaction involved. See "Public Offering--General". In addition, the Sponsor realized a profit or loss, as a result of the difference between the price paid for the bonds by the Sponsor and the cost of the bonds to a Trust. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the bonds in the Trusts were acquired. The Sponsor may further realize profit or loss as a result of possible fluctuations in the market value of the bonds since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Sponsor. The Sponsor will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.

   Broker-dealers of the Trusts, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of such firms may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such firms that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying firms for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold. Approximately every eighteen months the Sponsor holds a business seminar which is open to certain Underwriters that sell units of trusts it sponsors. The Sponsor pays substantially all costs associated with the seminar, excluding travel costs. These Underwriters are invited to send a certain number of representatives based on the gross number of units such firm underwrites during a designated time period.

   Market for Units. Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the bonds plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

RIGHTS OF UNITHOLDERS
--------------------------------------------------------------------------------

   Distributions of Interest and Principal. Interest received by a Trust, pro rated on an annual basis, will be distributed monthly unless a Unitholder elects to receive quarterly or semi-annual distributions. Certain Trusts offer only monthly distribution options while others offer only monthly and semi-annual distribution options. The distribution options applicable to a Trust are described in Prospectus Part I. The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders who purchase Units in the secondary market will receive distributions in accordance with the election of the prior owner. Unitholders may change their distribution plan by indicating the change on a card which may be obtained from the Trustee and return the card to the Trustee with their certificates and other documentation required by the Trustee. Certificates should be sent by registered or certified mail to avoid their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective on the first day after the next semi-annual record date and will remain effective until changed.

   Interest received by a Trust, including that part of the proceeds of any disposition of bonds which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. After deduction of amounts sufficient to reimburse the Trustee, without interest, for any amounts advanced and paid to the Sponsor as the Unitholder of record as of the First Settlement Date, interest received will be distributed on each distribution date to Unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. Funds in the Principal Account will be distributed on each semi-annual distribution date to Unitholders of record as of the preceding semi-annual record date. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds) nor to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date.

   Because interest payments are not received by a Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed for these advances from funds in the Interest Account on the next record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.

   Redemption of Units. A Unitholder may redeem all or a portion of his Units by tender to the Trustee at Unit Investment Trust Division, 111 Sanders Creek Parkway, East Syracuse, New York 13057, of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, such as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Redemption of Units cannot occur until certificates representing the Units or satisfactory indemnity have been received by the Trustee. No later than seven calendar days following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price. Redemption requests received by authorized financial professionals prior to the Evaluation Time that are properly transmitted to the Trustee by the time designated by the Trustee, are priced based on the date of receipt. Redemption requests received by the Trustee after the Evaluation Time, and redemption requests received by authorized financial professionals after the Evaluation Time or redemption requests received by such persons that are not transmitted to the Trustee until after the time designated by the Trustee, are priced based on the date of the next determined redemption price provided they are received timely by the Trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the Trustee so they will be received in a timely manner. Certain broker-dealers or selling firms may charge an order handling fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such fees.

   Under Internal Revenue Service ("IRS") regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder's tax identification number as required by such regulations or if the IRS notifies a Trust that such withholding is required. Any amount withheld is transmitted to the IRS and may be recovered by the Unitholder only when filing a return or a claim for refund. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding".

   The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the bonds as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of
(i) the cash on hand in the Trust or moneys in the process of being collected,
(ii) the value of the bonds based on the bid prices of the bonds, except for cases in which the value of insurance has been included, (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and
(b) the accrued Trust expenses. The Evaluator may determine the value of the bonds by employing any of the methods set forth in "Public Offering--Offering Price". In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained on the bonds in an Insured Trust unless the bonds are in default in payment of principal or interest or in significant risk of default. For a description of the situations in which the Evaluator may value the insurance obtained by the Insured Trusts, see "Public Offering--Offering Price". Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be cancelled.

   The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the bonds represented by the Units redeemed. The Trustee may sell bonds to cover redemptions. When bonds are sold, the size and diversity of the Trust will be reduced. Sales may be required at a time when bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

   In addition, with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, the Trustee reserves the right to satisfy any redemption of 1,000 or more Units with an aggregate redemption price of $1,000,000 or more in an in kind distribution of bonds. An in kind distribution of bonds will be made by the Trustee through the distribution of each of the bonds in the Trust in book-entry form to the account of the Unitholder's broker-dealer at Depository Trust Company. Amounts representing fractional portions of a bond will be distributed in cash. The Trustee may adjust the bonds included in a Unitholder's in kind distribution to facilitate the distribution of whole bonds. Special tax consequences will result if a Unitholder receives an in kind distribution. See "Tax Status".

   The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the bonds is not reasonably practicable, or for other periods as the SEC may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

   Units. Ownership of Units is evidenced in book-entry form unless a Unitholder makes a written request to the Trustee that ownership be in certificate form. Units are transferable by making a written request to the Trustee and, in the case of Units in certificate form, by presentation and surrender of the certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign the written request, or certificate transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or a signature guaranty program accepted by the Trustee. The Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Although no such charge is now made, the Trustee may require a Unitholder to pay a reasonable fee for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

   Reports Provided. Unitholders will receive a statement of interest and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of each Trust will be audited annually by independent registered public accounting firm and the report of the accountants will be furnished to Unitholders upon request. Within a reasonable period of time after the end of each year, the Trustee will furnish to each person who was a registered Unitholder during that year a statement describing the interest and principal received on the bonds, actual Trust distributions, Trust expenses, a list of the bonds and other Trust information. Unitholders will be furnished the Evaluator's evaluations of the bonds upon request to the Trustee. If you have questions regarding your account or your Trust, please contact your financial advisor or the Trustee. The Sponsor does not have access to individual account information.

INSURANCE ON THE BONDS IN THE INSURED TRUSTS
--------------------------------------------------------------------------------

   Insurance has been obtained guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in each Insured Trust. An insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as the Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in the policy continue to be held by the Trust. Any portfolio insurance premium for an Insured Trust is paid by the Trust on a monthly basis. The premium for any Preinsured Bond insurance has been paid by the issuer, by a prior owner of the bonds or the Sponsor and any policy is noncancelable and will continue in force so long as the bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. The Portfolio Insurers and the Preinsured Bond Insurers are described in "Portfolio" and the notes thereto in Prospectus Part I. More detailed information regarding insurance on the bonds and the Preinsured Bond and Portfolio Insurers is included in the Information Supplement. See "Additional Information".

   The portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For this purpose, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer defaults in the payment of principal or interest, (b) an issuer enters into a bankruptcy proceeding or (c) the maturity of the bond is accelerated, the affected Portfolio Insurer has the option to pay the outstanding principal amount of the bond plus accrued interest to the date of payment and thereby retire the bond from the Trust prior to the bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. The Trustee, upon the sale of a bond covered under a portfolio insurance policy has the right to obtain permanent insurance with respect to the bond (i.e., insurance to maturity of the bond regardless of the identity of the holder) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and expenses from the proceeds of the sale of the bond. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon exercise the Trust would receive net proceeds in excess of the sale proceeds if the bonds were sold on an uninsured basis.

   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of insurance. The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

FUND ADMINISTRATION
--------------------------------------------------------------------------------

   The Sponsor. Van Kampen Funds Inc. is the Sponsor of the Trusts. Van Kampen Funds Inc. is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $99 billion under management or supervision as of December 31, 2009. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley & Co. Incorporated ("Morgan Stanley"), a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. On October 19, 2009, Morgan Stanley announced that it had reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction ("Transaction") includes a sale of the unit investment trust business, including the Sponsor. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010. The Sponsor's principal office is located at 522 Fifth Avenue, New York, New York 10036. As of December 31, 2009, the total stockholders' equity of Van Kampen Funds Inc. was $161,397,932 (unaudited).

   Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust. The Information Supplement contains additional information about the Sponsor.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

   Trustee. The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 856-8487. If you have any questions regarding your account or your Trust, please contact the Trustee at its principal unit investment trust division offices or your financial advisor. The Sponsor does not have access to individual account information. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

   Portfolio Administration. The Trusts are not managed funds and, except as provided in the Trust Agreement, bonds generally will not be sold or replaced. The Sponsor may, however, direct that bonds be sold in certain limited situations to protect the Trust based on advice from the Supervisor. These situations may include default in interest or principal payments on the bonds or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell bonds designated by the Supervisor for purposes of redeeming Units or payment of expenses. The Supervisor will consider a variety of factors in designating bonds to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee must reject any offer by an issuer to issue bonds in exchange or substitution for the bonds (such as a refunding or refinancing plan). The Trustee will promptly notify Unitholders of any exchange or substitution. The Information Supplement contains a more detailed description of circumstances in which bonds may be sold or replaced. See "Additional Information".

   If a Trust is structured as a "regulated investment company" for federal tax purposes, the Sponsor may direct the reinvestment of proceeds of the sale of bonds if the sale is the direct result of serious adverse credit factors which, in the opinion of the Sponsor, would make retention of the bonds detrimental to the Trust. In such a case, the Sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in the trust on the Date of Deposit. The Sponsor may also instruct the Trustee to take action necessary to ensure that such a Trust continues to satisfy the requirements for qualification as a regulated investment company and to avoid imposition of tax on undistributed income of the Trust.

   Replacement Bonds. No assurance can be given that a Trust will retain its present size or composition because bonds may be sold, redeemed or mature from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any bond that has been purchased under a contract ("Failed Bonds"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other bonds ("Replacement Bonds") to make up the original portfolio of a Trust. Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must be substantially identical to the Failed Bonds in terms of (i) the exemption from federal and state taxation, (ii) maturity, (iii) yield to maturity and current return, (iv) Standard & Poor's or Moody's ratings, and (v) insurance in an Insured Trust. The Trustee shall notify all Unitholders of a Trust within five days after the acquisition of a Replacement Bond and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. If Failed Bonds are not replaced, the Sponsor will refund the sales charge attributable to the Failed Bonds to all Unitholders of the Trust and distribute the principal and accrued interest (at the coupon rate of the Failed Bonds to the date of removal from the Trust) attributable to the Failed Bonds within 30 days after removal. All interest paid to a Unitholder which accrued after the expected date of settlement for Units will be paid by the Sponsor and accordingly will not be treated as tax-exempt income. If Failed Bonds are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Bonds.

   Amendment of Trust Agreement. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not materially adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of bonds in addition to or in substitution for any of the bonds initially deposited in the Trust, except for the substitution of certain refunding bonds. The Trustee will notify Unitholders of any amendment.

   Termination of Trust Agreement. A Trust will terminate upon the redemption, sale or other disposition of the last bond held in the Trust. A Trust may also be terminated at any time by consent of Unitholders of 51% of the Units then outstanding (or, with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, by consent of Unitholders of 75% of the Units then outstanding) or by the Trustee when the value of the Trust is less than 20% of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriter, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining bonds. The sale of bonds upon termination may result in a lower amount than might otherwise be realized if the sale was not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of bonds per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of a Trust. See "Additional Information".

   Limitation on Liabilities. The Sponsor, Supervisor, Evaluator and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the bonds, on it as Trustee under the Trust Agreement or on the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and Sponsor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment.

FEDERAL TAX STATUS
--------------------------------------------------------------------------------

Grantor Trusts

   This section summarizes some of the principal U.S. federal income tax consequences of owning Units of a Trust that has been structured to be treated as a grantor trust for federal tax purposes. Please see "Notes to Financial Statements" in Prospectus Part I. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, a tax-exempt entity, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

   This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review the federal income tax treatment of the assets to be deposited in the Trust. The Trust may be subject to penalties under federal tax law with respect to its compliance and reporting obligations.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Assets of the Trust. The Trust will hold various debt obligations (the "Bonds") of state and local governmental entities that constitute debt the interest on which is excluded from gross income for federal income tax purposes as described below. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets.

   Trust Status. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

   Exclusion from Gross Income of Interest. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. Neither the Sponsor nor its counsel have made any special review for the Trust of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The IRS has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the IRS, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the IRS will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the IRS, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

   Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

   Ownership of the Units may result in collateral federal income tax consequences to certain Unit holders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unit holders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

   If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

   For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference.

   In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction. "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trust. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

   Your Tax Basis and Income or Loss upon Disposition. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

   If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (zero for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is scheduled generally to be 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended (the "Code"), however, also treats certain capital gains as ordinary income in special situations.

   Discount, Accrued Interest and Premium on Bonds. Some Bonds may have been issued with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond that was issued with original issue discount must be increased as original issue discount accrues.

   Some Bonds may have been purchased by you or your Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bond over the purchase price of the Bond. Market discount can arise based on the price your Trust pays for a Bond or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

   Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

   If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

   This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

   Exchanges. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trusts for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Code.

   In Kind Distributions. Under certain circumstances as described in this prospectus, you may request an In Kind Distribution of Trust Assets when you redeem your Units. By electing to receive an In Kind Distribution, you will receive Trust Assets plus, possibly, cash. You will not recognize gain or loss if you only receive whole Trust Assets in exchange for the identical amount of your pro rata portion of the same Trust Assets held by your Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional portion.

   Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

Regulated Investment Companies

   This section summarizes some of the principal U.S. federal income tax consequences of owning Units of a Trust that intends to qualify as a "regulated investment company" under the federal tax laws. Please see "Notes to Financial Statements" in Prospectus Part I. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, a tax-exempt entity, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

   This federal income tax summary is based in part on the advice of counsel to the Sponsor. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review the federal income tax treatment of the assets to be deposited in the Trusts. A Trust may be subject to penalties under federal tax law with respect to its compliance and reporting obligations.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Trust Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. If a Trust qualifies as a regulated investment company and distributes its income as required by the tax law, such Trust generally will not pay federal income taxes. In addition, such Trusts intend to hold a sufficient amount of their assets in bonds that are exempt from U.S. federal income taxation so as to qualify to distribute exempt-interest dividends to Unitholders. Such exempt-interest dividends are not subject to regular U.S. federal income tax, but may be subject to the alternative minimum tax. The Trusts may hold bonds issued by the Government of Puerto Rico or under its authority. Such bonds are exempt from taxation by the U.S. federal government, the government of Puerto Rico, any state or its political subdivisions, any possession of the United States, or the District of Columbia.

   Distributions. After the end of each year, you will receive a tax statement that specifies your amounts of exempt-interest dividends, ordinary income distributions and capital gains dividends. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. In addition, the Trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Trust is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Trust that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales charge, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

   Dividends Received Deduction and Qualified Dividend Income. A corporation that owns Units generally will not be entitled to the dividends received deduction with respect to dividends received from a Trust because the dividends received deduction is generally not available for distributions from regulated investment companies. An individual that owns Units generally will not be entitled to treat dividends received from a Trust as qualified dividend income currently taxed at long-term capital gains rates because it is not expected that such dividends will be attributable to qualified dividend income received by such Trust.

   Sale or Redemption of Units. If you sell or redeem your Units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your adjusted tax basis in your Units from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your Units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Units. Further, if you hold your Units for six months or less, any loss incurred by you related to the disposition of such a Unit will be disallowed to the extent of the exempt-interest dividends you received.

   Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (zero for taxpayers whose marginal federal income tax rate is in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gains currently is scheduled to be generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. However, if you receive a capital gain dividend from your Trust and sell your Unit at a loss after holding it for six months or less, the loss will be disallowed to the extent of the exempt-interest dividends you received. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

   Exchanges. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, the exchange would generally be considered a sale and a taxable transaction for federal income tax purposes.

   In Kind Distributions. Under certain circumstances, as described in this prospectus, you may receive an in kind distribution of Trust Assets when you redeem your Units. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The IRS could however assert that a loss could not be currently deducted.

   Deductibility of Trust Expenses. Generally, expenses incurred by your Trust will be deducted from the gross income received by your Trust and your share of the Trust's net taxable income, if any, will be paid to you and reported as taxable income to you. However, if the Units of your Trust are held by fewer than 500 Unitholders at any time during a taxable year, your Trust will generally not be able to deduct certain expenses from income, thus resulting in your reported share of your Trust's taxable income being increased by your share of those expenses, even though you do not receive a corresponding cash distribution. In this case you may be able to take a deduction for these expenses; however, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

   Further, because the Trusts pay exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your Units.

   Investors may be subject to state, local, or foreign taxes in connection with their investment in a Trust. Investors are encouraged to consult their own tax advisors regarding the specific federal (including the federal alternative minimum tax), state, local, and foreign tax consequences that may affect them as a result of an investment in a Trust.

STATE TRUST RISK FACTORS AND TAX STATUS
--------------------------------------------------------------------------------

State Tax Exemptions In General

   The U.S. Supreme Court has upheld the ability of the states to provide a state tax exemption for interest derived from in-state municipal bonds while subjecting interest derived from municipal bonds issued by other states and their political subdivisions to tax. The Court's decision affirms current market practice and should not impact the state and local income and franchise tax treatment of distributions from the Trusts as described herein.

Grantor Trusts

   Arizona Risk Factors. The financial condition of the State of Arizona is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Arizona risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Arizona Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Arizona Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Arizona tax consequences to residents of the State of Arizona of owning Units of an Arizona Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Arizona taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Arizona tax counsel ("Arizona Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Arizona tax consequences under then-existing Arizona income tax law to Unitholders subject to Arizona income tax.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Arizona, it political subdivisions and authorities (the "Arizona Bonds"), and certain bonds issued by Puerto Rico authorities (the "Possession Bonds", and together with the Arizona Bonds, the "Bonds"), provided the interest on such Bonds received by the Trust is exempt from State income taxes.

   Neither the Sponsor, nor its counsel, nor Arizona Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although Arizona Counsel expressed no opinion with respect to such matters, in rendering its opinion it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by an Arizona Unitholder, would be exempt from the Arizona income tax. Arizona Counsel assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, Arizona Counsel assumed that, with respect to the Arizona Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Arizona Bonds is exempt from the Arizona income tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor, nor its counsel, nor Arizona Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based on the assumptions above, Arizona Counsel rendered its opinion to the Trust at closing that, under then-existing Arizona law:

     (1) For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Trust, and the income of the Trust therefore will be treated as the income of the Unitholder under Arizona State law.

     (2) For Arizona income tax purposes, interest on the Bonds which is excludable from federal gross income and which is exempt from Arizona income taxes when received by the Trust, and which would be excludable from federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Trust and distributed to the Unitholders.

     (3) To the extent that interest derived from the Trust by a Unitholder with respect to the Bonds is excludable from federal gross income, such interest will not be subject to Arizona income taxes.

     (4) Interest on the Possession Bonds which is excludable from gross income for federal tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Trust will be exempt from Arizona income taxation and therefore will not be includible in the income of the Unitholders for income tax purposes when distributed by the Trust and received by the Unitholders.

     (5) Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for accretion of Bond discount or amortization of premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Trust, if later.

     (6) Amounts paid by the Insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from Arizona income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

     (7) Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from Arizona income taxes. Special rules apply to financial institutions, and such institutions should consult their own tax advisors with respect to deductions of interest.

     (8) Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

   Arizona Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Arizona Counsel expressed no opinion with respect to taxation under any other provisions of Arizona law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Arizona tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Arkansas Risk Factors. The financial condition of the State of Arkansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Arkansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Arkansas Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Arkansas Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Arkansas tax consequences to residents of the State of Arkansas of owning Units of an Arkansas Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Arkansas taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Arkansas tax counsel ("Arkansas Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Arkansas tax consequences under then-existing Arkansas income tax law to Unitholders subject to Arkansas income tax.

   The assets of the Trust will consist of bonds issued by the State of Arkansas or a local government of Arkansas (the "Bonds"). Arkansas Counsel rendered its opinion at closing that, under then-existing Arkansas law:

     (1) The Trust is not an association taxable as a corporation or otherwise for purposes of Arkansas income taxation;

     (2) Each Arkansas Unitholder will be treated as the owner of a pro rata portion of the Trust for Arkansas income tax purposes, and will have a taxable event when the Trust disposes of a Bond or when the Unitholder sells, exchanges, redeems or otherwise disposes of his Units;

     (3) Any gains realized upon the sale, exchange, maturity, redemption or other disposition of Bonds held by the Trust resulting in the distribution of income to Arkansas Unitholders will be subject to Arkansas income taxation to the extent that such income would be subject to Arkansas income taxation if the Bonds were held, sold, exchanged, redeemed or otherwise disposed of by the Arkansas Unitholders; and

     (4) Interest on Bonds, issued by the State of Arkansas, or by or on behalf of political subdivisions, thereof, that would be exempt from federal income taxation when paid directly to an Arkansas Unitholder will be exempt from Arkansas income taxation when received by the Arkansas Trust and attributed to such Arkansas Unitholder and when distributed to such Arkansas Unitholder.

   Arkansas Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Arkansas Counsel expressed no opinion with respect to taxation under any other provisions of Arkansas law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Arkansas tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   California Risk Factors. The financial condition of the State of California is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors, such as natural disasters, complications with exports and industry deregulation.

   California state and local government obligations may be adversely affected by political and economic conditions and developments within California and the nation as a whole. The State of California continues to experience significant financial stress from ongoing weakness in the State economy. Due to historically large budget gaps and revenue shortfalls, the Legislature and Governor have had to adopt three major budget plans for fiscal year 2009-10 in less than 11 months to resolve a projected budget deficit of $60 billion. As of January 2010, continued revenue shortfalls and elimination or expiration of certain budget solutions have resulted in a projected budget deficit of approximately $18.9 billion for fiscal year 2010-11 and caused the Governor to a declare a fiscal emergency as of January 8, 2010. Further budgetary action has been proposed in the Governor's Budget for the 2010-11 fiscal year to address this estimated budget deficit and additional budget deficits expected to recur in subsequent fiscal years. While the consensus among economists is that the negative economic outlook for the State appears to be moderating, the economy and California's fiscal condition remain in a fragile state. Economists do not expect normal economic growth in the State to resume until 2011 and emphasize that current market volatility and uncertain revenue estimates make any projection highly uncertain.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning California risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   California Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--California Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the California tax consequences to residents of the State of California of owning Units of a California Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The California taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special California tax counsel ("California Counsel") to the Trust rendered an opinion substantially in the form below addressing certain California tax consequences under then-existing California income tax law to Unitholders subject to California income tax.

   California Counsel examined the income tax laws of the State of California to determine their applicability to the Trust and to the holders of Units in the Trust who are full-time residents of the State of California ("California Unitholders"). The assets of the Trust will consist of bonds issued by the State of California or a local government of California (the "California Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds", and together with the California Bonds, the "Bonds"). For purposes of rendering its opinions at closing, California Counsel assumed that each asset of the Trust will be debt, the interest on which is excluded from gross income for federal income tax purposes.

   Neither the Sponsor, nor its counsel, nor California Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although California Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion at closing it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a California Unitholder, would be exempt from the income tax imposed by the State of California that is applicable to individuals, trusts and estates (the "California Personal Income Tax"). The opinion of California Counsel did not address the taxation of persons other than full time residents of California. California Counsel assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, California Counsel assumed that, with respect to the California Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the California Bonds is exempt from the California Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel nor California Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based upon the foregoing, and upon an investigation of such matters of law as California Counsel considered to be applicable, California Counsel rendered its opinion to the Trust at closing that, under then-existing California law:

     (1) The Trust is not an association taxable as a corporation for purposes of the California Corporation Tax Law, and each California Unitholder will be treated as the owner of a pro rata portion of the Trust, and the income of such portion of the Trust will be treated as the income of the California Unitholders for purposes of the California Personal Income Tax.

     (2) Interest on the Bonds which is exempt from tax under the California Personal Income Tax when received by the Trust, and which would be excludable from California taxable income for purposes of the California Personal Income Tax if received directly by a California Unitholder, will be excludable from California taxable income for purposes of the California Personal Income Tax when received by the Trust and distributed to a California Unitholder.

     (3) Each California Unitholder of the Trust will generally recognize gain or loss for California Personal Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or when the California Unitholder redeems or sells Units of the Trust, to the extent that such a transaction results in a recognized gain or loss to such California Unitholder for federal income tax purposes. However, there are certain differences between the recognition of gain or loss for federal income tax purposes and for California Personal Income Tax purposes, and California Unitholders are advised to consult their own tax advisors. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in a California Unitholder realizing taxable gain for California Personal Income Tax purposes when a Unit is sold or redeemed for an amount equal to or less than its original cost.

     (4) Under the California Personal Income Tax, interest on indebtedness incurred or continued by a California Unitholder to purchase Units in the Trust is not deductible for purposes of the California Personal Income Tax.

   The opinion of California Counsel was limited to California Unitholders subject to the California Personal Income Tax. No opinion was expressed with respect to the taxation of California Unitholders subject to the California Corporation Tax Law, and such California Unitholders are advised to consult their own tax advisors. California Counsel did note, however, that interest on the underlying Bonds attributed to a California Unitholder that is subject to the California Corporation Tax Law may be includible in its gross income for purposes of determining its California franchise tax. California Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and California Counsel expressed no opinion with respect to taxation under any other provisions of California law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other California tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Colorado Risk Factors. The financial condition of the State of Colorado is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Colorado risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Colorado Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Colorado Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Colorado tax consequences to residents of the State of Colorado of owning Units of a Colorado Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Colorado authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Colorado tax counsel ("Colorado Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Colorado tax consequences under then-existing Colorado income tax law to Unitholders subject to Colorado income tax.

   The assets of the Colorado Trust will consist of interest-bearing obligations issued by or on behalf of the State of Colorado ("Colorado") or counties, municipalities, authorities or political subdivisions thereof (the "Colorado Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds", and together with the Colorado Bonds, the "Bonds") the interest on which is expected to qualify as exempt from Colorado income taxes.

   Neither the Sponsor, nor its counsel, nor Colorado Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although Colorado Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by Colorado that is applicable to individuals and corporations (the "Colorado Income Tax").

   It is assumed that, at the respective times of issuance of the Bonds: (i) opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities, (ii) with respect to the Colorado Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Colorado Bonds is exempt from the Colorado Income Tax and, (iii) with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Puerto Rico Bonds is exempt from all state and local income taxation. Neither the Sponsor, nor its counsel, nor Colorado Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. This opinion of Colorado Counsel did not address the taxation of persons other than full time residents of Colorado.

   In the opinion of Colorado Counsel rendered to the Trust at closing, in summary under then-existing Colorado law:

     (1) Because Colorado income tax law is based upon the federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

     (2) With respect to Colorado Unitholders, in view of the relationship between federal and Colorado tax computations described above:

          (i) Each Colorado Unitholder will be treated as owning a pro rata share of each asset of the Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Trust, and the income of the Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described and an item of income of the Trust will have the same character in the hands of a Colorado Unitholder as it would have if the Colorado Unitholder directly owned the assets of the Trust;

          (ii) Interest on Bonds that would not be includible in income for Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;

          (iii) To the extent that interest income derived from the Trust by a Unitholder with respect to Puerto Rico Bonds is exempt from state taxation pursuant to 48 U.S.C. 745, such interest will not be subject to the Colorado Income Tax.

          (iv) Any proceeds paid under an insurance policy or policies, if any, issued to the Trust with respect to the Bonds in the Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for federal income tax purposes if paid in the normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

          (v) Each Colorado Unitholder will realize taxable gain or loss when the Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Trust, if later);

          (vi) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

          (vii) If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in the Trust is not deductible for federal income tax purposes, it also will not be deductible for Colorado income tax purposes.

   Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

   Counsel to the Trust has expressed no opinion with respect to taxation under any other provision of Colorado law. Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Colorado tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Connecticut Risk Factors. The financial condition of the State of Connecticut is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Connecticut risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Connecticut Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Connecticut Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Connecticut tax consequences to residents of the State of Connecticut of owning Units of a Connecticut Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Connecticut taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Connecticut tax counsel ("Connecticut Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Connecticut tax consequences under then-existing Connecticut income tax law to Unitholders subject to Connecticut income tax.

   The assets of the Trust will consist of obligations (the "Bonds"); certain of the Bonds have been issued by or on behalf of the State of Connecticut or its political subdivisions or other public instrumentalities, state or local authorities, districts, or similar public entities created under the laws of the State of Connecticut ("Connecticut Bonds"); the balance of the Bonds have been issued by or on behalf of entities classified for the relevant purposes as territories or possessions of the United States, including one or more of Puerto Rico, Guam, or the Virgin Islands, the interest on the obligations of which federal law would prohibit Connecticut from taxing if received directly by the Unitholders. Certain Connecticut Bonds in the Trust were issued prior to the enactment of the Connecticut income tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax"); therefore, bond counsel to the issuers of such Bonds did not opine as to the exemption of the interest on such Bonds from such tax. However, the Sponsor and Connecticut Counsel believe that such interest will be so exempt. Interest on other Bonds in the Trust, if any, is, in the opinion of bond counsel to such issuers, exempt from state taxation.

   Connecticut Counsel rendered its opinion to the Trust at closing, which relied explicitly on the opinion of the Trust's federal income tax counsel at closing regarding federal income tax matters, that under then-existing Connecticut law:

     (1) The Trust is not liable for any tax on or measured by net income imposed by the State of Connecticut;

     (2) Interest income from a Connecticut Bond, or from a Bond issued by United States territories or possessions the interest on which federal law would prohibit Connecticut from taxing if received directly by a Unitholder from the issuer thereof, is not taxable under the Connecticut Income Tax when any such interest is received by the Trust or distributed by it to such a Unitholder;

     (3) Insurance proceeds received by the Trust representing maturing interest on defaulted Bonds held by the Trust are not taxable under the Connecticut Income Tax if, and to the same extent as, such interest would not be taxable thereunder if paid directly to the Trust by the issuer of such Bonds;

     (4) Gains and losses recognized by a Unitholder for federal income tax purposes upon the maturity, redemption, sale, or other disposition by the Trust of a Bond held by the Trust or upon the redemption, sale, or other disposition of a Unit of the Trust held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of the Trust as a capital asset, such gains and losses recognized upon the maturity, redemption, sale, or exchange of a Connecticut Bond held by the Trust are excluded from gains and losses taken into account for purposes of such tax, and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized, to the extent attributable to Connecticut Bonds, upon the redemption, sale, or other disposition by a Unitholder of a Unit of the Trust held by him;

     (5) The portion of any interest income or capital gain of the Trust that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includible in the gross income of such Unitholder for purposes of such tax; and

     (6) An interest in a Unit of the Trust that is owned by or attributable to a Connecticut resident at the time of his death is includible in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

   Generally, a Unitholder recognizes gain or loss for purposes of the Connecticut Income Tax to the same extent as the Unitholder recognizes gain or loss for federal income tax purposes. Ordinarily this would mean that gain or loss would be recognized by a Unitholder upon the maturity, redemption, sale, or other disposition by the Trust of a Bond held by it, or upon the redemption, sale or other disposition of a Unit of the Trust held by the Unitholder. However, gains and losses from the sale or exchange of Connecticut Bonds held as capital assets are not taken into account for purposes of this tax. Regulations indicate that this rule would apply to gain or loss recognized by a Unitholder holding a Unit of the Trust as a capital asset upon the maturity, redemption, sale, or other disposition of a Connecticut Bond held by the Trust. However, it is not clear whether this rule would also apply, to the extent attributable to Connecticut Bonds held by the Trust, to gain or loss recognized by a Unitholder upon the redemption, sale, or other disposition of a Unit of the Trust held by such Unitholder. Unitholders are urged to consult their own tax advisors concerning these matters.

   Connecticut Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Connecticut Counsel expressed no opinion with respect to taxation under any other provisions of Connecticut law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Connecticut tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Florida Risk Factors. The financial condition of the State of Florida is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Florida risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Florida Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Florida Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Florida tax consequences to residents of the State of Florida of owning Units of a Florida Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Florida taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Florida tax counsel ("Florida Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Florida tax consequences under then-existing Florida tax law to Unitholders subject to Florida tax.

   The bonds issued by the State of Florida or its political subdivisions (the "Florida Bonds") were accompanied by opinions of bond counsel to the respective issuers thereof to the effect that the Florida Bonds were exempt from the Florida intangibles tax. The bonds issued by Puerto Rico or its authority (the "Puerto Rico Bonds", and together with the Florida Bonds, the "Bonds") were accompanied by opinions of bond counsel to the respective issuers thereof to the effect that the Puerto Rico Bonds and the interest thereon is exempt from all state and local income taxation.

   Neither the Sponsor, nor its counsel, nor Florida Counsel have independently reviewed such opinions or examined the Bonds to be deposited in and held by the Florida IM-IT Trust and they have assumed the correctness as of the date of deposit of the opinions of bond counsel and that the Bonds are and will continue to be exempt from such taxes. It is assumed for purposes of the opinion of Florida Counsel issued at closing as described below that the Bonds constitute debt for federal income tax purposes.

   "Non-Corporate Unitholder" means a Unitholder of the Florida IM-IT Trust who is an individual not subject to the Florida state income tax on corporations under Chapter 220, Florida Statutes and "Corporate Unitholder" means a Unitholder of the Florida IM IT Trust that is a corporation, bank or savings association or other entity subject to Florida state income tax on corporations or franchise tax imposed on banks or savings associations under Chapter 220, Florida Statutes.

   Florida Counsel rendered its opinion at closing that, under then-existing Florida law:

     (1) For Florida state income tax purposes, the Florida IM-IT Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

     (2) Because Florida does not impose an income tax on individuals, Non-Corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida IM-IT Trust. Any amounts paid to the Florida IM-IT Trust or to Non-Corporate Unitholders under an insurance policy issued to the Florida IM-IT Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

     (3) Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida IM-IT Trust and on payments of interest pursuant to any insurance policy to the extent such income constitutes "non business income" as defined by Chapter 220, Florida Statutes or is otherwise allocable to Florida under Chapter 220, Florida Statutes. Other Corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida IM-IT Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220, Florida Statutes and if such income is otherwise allocable to Florida under Chapter 220, Florida Statutes. However, no opinion is expressed with respect to the treatment under Chapter 220, Florida Statutes of any such income that is attributable to the Puerto Rico Bonds.

     (4) Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Code.

     (5) Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax, the Florida intangible personal property tax or the Florida sales or use tax.

   Florida Counsel expressed no opinion with respect to taxation under any other provision of Florida law.

   The Florida intangible personal property tax was repealed effective January 1, 2007. Such repeal should have no impact on the opinion of Florida Counsel issued at closing, as such opinion concluded in item (5) above that neither the Bonds nor the Units will be subject to the Florida intangible personal property tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Florida tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Georgia Risk Factors. The financial condition of the State of Georgia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Weather conditions may have a significant impact on Georgia's agricultural sector. In the past, widespread flooding in central and southern Georgia has caused extensive damage and destruction of farmland, private residences, businesses and local and state government facilities.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Georgia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Georgia Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Georgia Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Georgia tax consequences to residents of the State of Georgia of owning Units of the Georgia IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Georgia taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Georgia tax counsel ("Georgia Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Georgia tax consequences under then-existing Georgia income tax law to Unitholders subject to Georgia income tax.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Georgia or counties, municipalities, authorities or political subdivisions thereof (the "Georgia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds", and together with the Georgia Bonds, the "Bonds").

   Neither the Sponsor, nor its counsel, nor Georgia Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a Georgia Unitholder, would be exempt from the Georgia income tax. Georgia Counsel assumed for purposes of its opinion delivered at closing that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, Georgia Counsel assumed that, with respect to the Georgia Bonds, bond counsel to the issuing authorities rendered opinions that interest on the Georgia Bonds is exempt from the Georgia income tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor, nor its counsel, nor Georgia counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

   Georgia Counsel rendered its opinion to the Trust at closing that under then-existing Georgia law:

     (1) For Georgia income tax purposes, the Trust is not an association taxable as a corporation, and the income of the Trust will be treated as the income of the Unitholders. Interest on the Georgia Bonds which is exempt from Georgia income tax when received by the Trust, and which would be exempt from Georgia income tax if received directly by a Unitholder, will retain its status as a tax-exempt interest when distributed by the Trust and received by the Unitholders. Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Trust will be exempt from Georgia income taxation and therefore will not be includible in the income of the Unitholder for Georgia income tax purposes when distributed by the Trust and received by the Unitholders.

     (2) If the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Unit, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for federal income tax purposes (except in the case of Bonds issued before March 11, 1987 issued with original issue discount owned by the Trust in which case gain or loss for Georgia income tax purposes may differ from the amount recognized for federal income tax purposes because original issue discount on such Bonds may be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

     (3) Amounts paid under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

     (4) Neither the Bonds nor the Units will be subject to Georgia sales or use tax.

   Georgia Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Georgia Counsel expressed no opinion with respect to taxation under any other provisions of Georgia law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Georgia tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Kansas Risk Factors. The financial condition of the State of Kansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Kansas economy is composed of manufacturing, trade, services and agriculture. Severe weather conditions could have a significant impact on the Kansas economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Kansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Kansas Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Kansas Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Kansas tax consequences to residents of the State of Kansas of owning Units of a Kansas Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Kansas taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Kansas tax counsel ("Kansas Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Kansas tax consequences under then-existing Kansas income tax law to Unitholders subject to Kansas income tax. The assets of the Trust will consist of bonds issued by the State of Kansas or a local government of Kansas (the "Bonds"). For purposes of rendering its opinions at closing, Kansas Counsel assumed that each asset of the Trust will be debt, the interest on which is excluded from gross income for federal income tax purposes.

   Kansas Counsel rendered its opinion to the Trust at closing that, under then-existing Kansas law:

     (1) The Trust is not an association taxable as a corporation for Kansas income tax purposes;

     (2) Each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Trust, and the income and deductions of the Trust will therefore be treated as income (and deductions) of the Unitholder under Kansas law;

     (3) Interest on Bonds issued after December 31, 1987 by the State of Kansas or any of its political subdivisions will be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations). However, interest on Bonds issued prior to January 1, 1988 by the State of Kansas or any of its political subdivisions will not be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations) unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas;

     (4) Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on banks, trust companies and savings and loan associations under Article 11, Chapter 79 of the Kansas statutes;

     (5) Interest on the Bonds which is exempt from Kansas income taxation when received by the Trust will continue to be exempt when distributed to a Unitholder (other than a bank, trust company or savings and loan association);

     (6) Each Kansas Unitholder of the Trust will recognize gain or loss for Kansas income tax purposes if the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such transaction results in a recognized gain or loss for federal income tax purposes;

     (7) Interest received by the Trust on the Bonds is exempt from intangibles taxation imposed by any counties, cities and townships pursuant to Kansas law at the time of closing; and

     (8) No opinion is expressed regarding whether the gross earnings derived from the Units is subject to intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law.

   Kansas Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Kansas Counsel expressed no opinion with respect to taxation under any other provisions of Kansas law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Kansas tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Kentucky Risk Factors. The financial condition of the State of Kentucky is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Kentucky risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Kentucky Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Kentucky Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Kentucky tax consequences to residents of the Commonwealth of Kentucky of owning Units of a Kentucky Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Kentucky taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Kentucky tax counsel ("Kentucky Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Kentucky tax consequences under then-existing Kentucky income tax law to Unitholders subject to Kentucky income tax.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Kentucky or counties, municipalities, authorities or political subdivisions thereof (the "Kentucky Bonds") and by an authority of the Commonwealth of Puerto Rico (the "Possession Bonds", and together with the Kentucky Bonds, the "Bonds").

   Although Kentucky Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion at closing it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) interest on the Bonds, if received directly by a Kentucky Unitholder, would be exempt from the income tax imposed by the Commonwealth of Kentucky that is applicable to individuals and corporations (the "Kentucky Income Tax"), and (iv) the Bonds are exempt from the ad valorem tax imposed by the Commonwealth of Kentucky. Neither the Sponsor, nor its counsel, nor Kentucky Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based upon the foregoing assumptions, Kentucky Counsel rendered its opinion at closing that, under then-existing Kentucky law:

     (1) The Trust is not an association taxable as a corporation and each Kentucky Unitholder will be treated as the owner of a pro rata portion of the Trust, and the income of such portion of the Trust will therefore be treated as the income of the Kentucky Unitholder for Kentucky Income Tax purposes;

     (2) For Kentucky Income Tax purposes, interest on the Bonds which is excludable from federal gross income and which is also exempt from taxation under the Kentucky Income Tax when received by the Trust, and which would be excludable from federal gross income and also exempt from Kentucky Income Tax if received directly by a Kentucky Unitholder, will retain its status as tax-exempt interest when received by the Trust and distributed to the Unitholders.

     (3) Each Kentucky Unitholder of the Trust will recognize gain or loss for Kentucky Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Kentucky Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

     (4) Tax reduction requirements relating to amortization of bond premium may, under some circumstances, result in Kentucky Unitholders realizing taxable gain for Kentucky Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

     (5) State law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from Kentucky Income Tax.

     (6) Units of the Trust, but only to the extent the same represent an ownership in obligations of the Commonwealth of Kentucky or governmental units of the Commonwealth of Kentucky, the interest on which is excludable from gross income for federal and Kentucky Income Tax purposes will not be subject to ad valorem taxation by the Commonwealth of Kentucky or any political subdivision thereof; and

     (7) Proceeds, if any, paid under individual insurance policies obtained by issuers of the Bonds that represent maturing interest on defaulted obligations held by the Trustee will not be subject to Kentucky Income Tax if, and to the same extent as, such interest would not have been subject to Kentucky Income Tax if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies were reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

   Kentucky Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Kentucky Counsel expressed no opinion with respect to taxation under any other provisions of Kentucky law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Kentucky tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Louisiana Risk Factors. The financial condition of the State of Louisiana is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Louisiana risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Louisiana Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Louisiana Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Louisiana tax consequences to residents of the State of Louisiana of owning Units of a Louisiana Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Louisiana taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Louisiana tax counsel ("Louisiana Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Louisiana tax consequences under then-existing Louisiana income tax law to Unitholders subject to Louisiana income tax.

   Louisiana Counsel rendered its opinion to the Trust at closing that, under then-existing Louisiana law:

     (1) The Trust will be treated as a trust for Louisiana income tax purposes and not as an association taxable as a corporation.

     (2) The Louisiana income tax on resident individuals is imposed upon the "tax table income" of resident individuals. The calculation of the "tax table income" of a resident individual begins with federal adjusted gross income. Certain modifications are specified, but no such modification requires the addition of interest on obligations of the State of Louisiana and its political subdivisions, public corporations created by them and constitutional authorities thereof authorized to issue obligations on their behalf. Accordingly, amounts representing interest excludable from gross income for federal income tax purposes received by the Trust with respect to such obligations will not be taxed to the Trust, or, except as provided below, to the resident individual Unitholder, for Louisiana income tax purposes. In addition to the foregoing, interest on the respective Securities may also be exempt from Louisiana income taxes pursuant to the statutes authorizing their issuance.

     (3) To the extent that gain from the sale, exchange or other disposition of obligations held by the Trust (whether as a result of a sale or exchange of such obligations by the Trust or as a result of a sale or exchange of a Unit by a Unitholder) is includible in the federal adjusted gross income of a resident individual, such gain will be included in the calculation of the Unitholder's Louisiana taxable income; and

     (4) Gain or loss on the Unit or as to underlying bonds for Louisiana income tax purposes would be determined by taking into account the basis adjustments for federal income tax purposes described in this Prospectus.

   As no opinion is expressed regarding the Louisiana tax consequences of Unitholders other than individuals who are Louisiana residents, tax counsel should be consulted by other prospective Unitholders. The Code contains provisions relating to investing in tax-exempt obligations (including, for example, corporate minimum tax provisions which treat certain tax-exempt interest and corporate book income which may include tax-exempt interest, as tax preference items, provisions affecting the deductibility of interest expense by financial institutions) which could have a corresponding effect on the Louisiana tax liability of the Unitholders.

   In rendering its opinions at closing as described above, Louisiana Counsel relied upon the opinion of federal income tax counsel to the Sponsor at such time that the Trust is not an association taxable as corporation for federal income tax purposes, that each Unitholder of the Trust will be treated as the owner of a pro rata portion of such Trust under the Code and that the income of the Trust will be treated as income of the Unitholders under the Code.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Louisiana tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Maine Risk Factors. The financial condition of the State of Maine is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Maine's economy consists of services, trade, government and manufacturing. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Maine risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Maine Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Maine Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Maine tax consequences to residents of the State of Maine of owning Units of a Maine Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Maine taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Maine tax counsel ("Maine Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Maine tax consequences under then-existing Maine income tax law to Unitholders subject to Maine income tax.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Maine or counties, municipalities, authorities or political subdivisions thereof (the "Maine Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds", and together with the Maine Bonds, the "Bonds").

   Neither the Sponsor, nor its counsel, nor Maine Counsel has independently examined the Bonds to be deposited in and held in the Maine Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) interest on the Maine Bonds, if received directly by a Unitholder, would be exempt from the Maine income tax applicable to individuals, trusts and estates and corporations ("Maine Income Tax"), and (iv) interest on the Bonds will not be taken into account by individuals and corporations in computing an additional tax ("Maine Minimum Tax") imposed under the Maine Income Tax. The opinion of Maine Counsel did not address the taxation of persons other than full time residents of Maine.

   In the opinion of Maine Counsel rendered at closing to the Trust under then-existing Maine law, and based upon the assumptions set forth above:

     (1) The Maine Trust is not an association taxable as a corporation, thus each Unitholder of the Trust will be essentially treated as the owner of a pro rata portion of the Maine Trust and the income of such portion of the Maine Trust will be treated as the income of the Unitholder for Maine Income Tax purposes;

     (2) Interest on the Bonds which is exempt from the Maine Income Tax when received by the Maine Trust, and which would be exempt from the Maine Income Tax and the Maine Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Maine Income Tax and the Maine Minimum Tax when received by the Maine Trust and distributed to the Unitholder;

     (3) To the extent that interest derived from the Maine Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for federal income tax purposes pursuant to 48 U.S.C.
          Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Maine Income Tax;

     (4) Each Unitholder of the Maine Trust will recognize gain or loss for Maine Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Maine Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes; and

     (5) The Maine Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Maine Trust, the interest on which is exempt from the Tax.

   Prospective purchasers subject to the Maine Franchise Tax should be advised that for purposes of the Maine Franchise Tax, interest on the Bonds received by the Trust and distributed to a Unitholder subject to such tax will be added to the Unitholder's federal taxable income and therefore will be taxable.

   Maine Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Maine Counsel expressed no opinion with respect to taxation under any other provisions of Maine law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Maine tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Maryland Risk Factors. The financial condition of the State of Maryland is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Maryland risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Maryland Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Maryland Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Maryland tax consequences to residents of the State of Maryland of owning Units of the Maryland Quality Trust (the "Trust"), which is treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Maryland taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Maryland tax counsel ("Maryland Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Maryland tax consequences under then-existing Maryland law to Unitholders subject to Maryland income tax.

   Maryland Counsel rendered its opinion at closing that, under then-existing Maryland law:

     (1) For Maryland State and local income tax purposes, the Trust will not be recognized as an association taxable as a corporation, but rather as a fiduciary whose income will not be subject to Maryland state and local income taxation.

     (2) To the extent that interest and accrued original issue discount derived from the Trust by a Unitholder with respect to the bonds in the Trust is excludable from federal gross income, such interest will not be subject to Maryland State or local income taxes. Interest paid to a "financial institution" will be subject to the Maryland Franchise Tax.

     (3) In the case of taxpayers who are individuals, Maryland imposes an income tax on items of tax preference with reference to such items as defined in the Code for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds constitutes a tax preference item for the purpose of calculating the federal alternative minimum tax. Accordingly, if the Trust holds such bonds, 50% of the interest on such bonds in excess of a threshold amount is taxable in Maryland.

     (4) Capital gain, including gain realized by a Unitholder from the redemption, sale or other disposition of a Unit, will be included in the taxable base of Unitholders for Maryland state and local income taxation purposes. However, Maryland defines the taxable net income of individuals as federal adjusted gross income with certain modifications. Likewise, the Maryland taxable net income of corporations is federal taxable income with certain modifications. There is available to Maryland income taxpayers a modification which allows those taxpayers to subtract from the Maryland taxable base the gain included in federal adjusted gross income or federal taxable income, as the case may be, which is realized from the disposition of obligations issued by the State of Maryland or its political subdivisions by the Trust. Consequently, by making that modification, a Unitholder who is entitled to make the subtraction modification will not be subject to Maryland state or local income tax with respect to gain realized upon the disposition of obligations issued by the State of Maryland and its political subdivisions by the Trust. Profit realized by a "financial institution" from the sale or exchange of bonds will be subject to the Maryland Franchise Tax.

   The opinion of Maryland Counsel rendered at closing related only to the treatment of the Trust and the Units under the Maryland State and local income tax laws and Maryland franchise tax laws. For example, no opinion was expressed as to the treatment of the Units under the Maryland inheritance and estate tax laws.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Maryland tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Massachusetts Risk Factors. The financial condition of the Commonwealth of Massachusetts is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by statute and voter initiative upon the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The Commonwealth may be a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

   Further information concerning Massachusetts risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Massachusetts Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Massachusetts Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Massachusetts tax consequences to residents of the State of Massachusetts of owning Units of a Massachusetts Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Massachusetts taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Massachusetts tax counsel
("Massachusetts Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Massachusetts tax consequences under then-existing Massachusetts income tax law to Unitholders subject to Massachusetts income tax.

   Massachusetts Counsel rendered its opinion to the Trust at closing that, under then-existing Massachusetts law:

     (1) For Massachusetts income tax purposes, the Trust will be treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws and not as a grantor trust under Section 10(e) of Chapter 62 of the Massachusetts General Laws.

     (2) The Trust will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will not, therefore, be subject to Massachusetts income tax.

     (3) Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest for federal income tax purposes received by the Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities or by United States territories or possessions ("Bonds").

     (4) Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Trust in their Massachusetts gross income to the extent that such earnings or distributions are derived from proceeds of insurance obtained by the Trust or by the Sponsor or by the issuer or underwriter of an Bond held by the Trust that represent maturing interest on defaulted Bonds held by the Trust, if, and to the same extent that, such earnings or distributions would have been excludable from their gross income if derived from interest paid by the issuer of the defaulted Bond.

     (5) The Trust's capital gains and/or capital losses realized upon disposition of Bonds held by it will be included pro rata as capital gains and/or losses in the gross income of Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws, except where capital gain is specifically exempted from income taxation under acts authorizing issuance of said Bonds.

     (6) Gains or losses realized on sales or redemptions of Units by Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will be includible in their Massachusetts gross income. In determining such gain or loss Massachusetts Unitholders will, to the same extent required for federal tax purposes, be required to adjust the tax basis for their Units for accrued interest received, if any, on Bonds delivered to the Trustee after the Massachusetts Unitholders pay for their Units, and for amortization of premiums, if any, on the Bonds held by the Trust.

     (7) The Units of the Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includible in the gross estate of a deceased Massachusetts Unitholder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

   Massachusetts Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Massachusetts Counsel expressed no opinion with respect to taxation under any other provisions of Massachusetts law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Massachusetts tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Michigan Risk Factors. The financial condition of the State of Michigan is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Michigan risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Michigan Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Michigan Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Michigan tax consequences to residents of the State of Michigan of owning Units of the Michigan IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Michigan taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Michigan tax counsel ("Michigan Counsel") to the Trust rendered an opinion addressing certain Michigan tax consequences under then-existing Michigan income tax law to Unitholders subject to Michigan income tax. In such opinion of Michigan Counsel at closing, the Trust and the owners of Units will be treated for purposes of the Michigan income tax laws in substantially the same manner as they are for purposes of the federal income tax laws.

   For federal income tax purposes and, thus, for purposes of the income tax laws of the State of Michigan, the Michigan IM-IT Trust is not an association taxable as a corporation; the income of the Michigan IM-IT Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan IM-IT Trust. Interest on the underlying bonds which is exempt from tax under these laws when received by Michigan IM-IT Trust will retain its status as tax exempt interest to the Unitholders.

   For purposes of the foregoing Michigan tax laws, each Unitholder will be considered to have received his pro rata share of bond interest when it is received by the Michigan IM-IT Trust, and each Unitholder will have a taxable event when the Michigan IM-IT Trust disposes of a bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Certificate to the extent the transaction constitutes a taxable event for federal income tax purposes. The tax cost of each unit to a Unitholder will be established and allocated for purposes of these Michigan tax laws in the same manner as such cost is established and allocated for federal income tax purposes.

   The Michigan Intangibles Tax was repealed effective January 1, 1998.

   The Michigan Single Business Tax was repealed for tax years beginning after December 31, 2007.

   For tax years beginning after December 31, 2007, the Michigan Business Tax ("MBT") applies to all business activity of taxpayers subject to the MBT. The MBT is composed of two taxes: a business income tax on every taxpayer with business activity in Michigan and a modified gross receipts tax on every taxpayer with nexus to Michigan. The MBT generally excludes exempt interest from obligations issued by Michigan and its political subdivisions. However, Unitholders subject to the MBT should consult their tax advisors to determine whether, based on such Unitholder's business activity in Michigan or other relevant factors under the MBT, such Unitholder would be subject to the MBT with respect to distributions from the Trust attributable to interest on the obligations held by the Trust or to dispositions of Trust assets, or to the redemption or other disposition of Units in the Trust, as well as the applicability of other Michigan state or local tax laws.

   Michigan Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Michigan Counsel expressed no opinion with respect to taxation under any other provisions of Michigan law, including the MBT.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Michigan tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Minnesota Risk Factors. The financial condition of the State of Minnesota is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Minnesota risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Minnesota Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Minnesota Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Minnesota tax consequences to residents of the State of Minnesota of owning Units of a Minnesota Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Minnesota taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Minnesota tax counsel ("Minnesota Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Minnesota tax consequences under then-existing Minnesota income tax law to Unitholders subject to Minnesota income tax.

   The assets of the Trust will consist of (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities (the "Minnesota Bonds") and bonds issued by possessions of the United States, including bonds issued by Puerto Rico authorities (the "Possession Bonds", and together with the Minnesota Bonds, the "Bonds") which would be exempt from federal and Minnesota income taxation when paid directly to an individual, trust or estate,
(ii) gain on the disposition of such Bonds, and (iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

   Neither the Sponsor, nor its counsel, nor Minnesota Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) the interest thereon is exempt from the income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax"). It should be noted that interest on the Minnesota Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions. The opinion of Minnesota Counsel issued at closing did not address the taxation of persons other than full time residents of Minnesota. For purposes of such opinion, Minnesota Counsel assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, Minnesota Counsel assumed that with respect to the Minnesota Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Minnesota Bonds is exempt from the Minnesota Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor, nor its counsel nor Minnesota Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based upon the foregoing assumptions, Minnesota Counsel rendered its opinion to the Trust at closing that, under then-existing Minnesota law:

     (1)  The Trust is not an association taxable as a corporation;

     (2) Income on the Bonds which is excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Trust and which would be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax if received directly by a Unitholder will be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Trust and distributed to such Unitholder;

     (3) To the extent that interest on certain Bonds (except with respect to Possession Bonds, as to which no opinion is expressed), if any, is includible in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includible in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts;

     (4) Each Unitholder of the Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

     (5) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

     (6) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota net income if, and to the same extent as, such interest would have been so excludable from Minnesota net income if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

     (7) To the extent that interest derived from the Trust by a Unitholder with respect to any Possession Bonds would be excludable from gross income for federal income tax purposes and would be exempt from state and local taxation pursuant to federal law if the Unitholder directly owned the Possession Bonds, such interest will not be subject to the Minnesota Income Tax when distributed by the Trust and received by the Unitholders. As noted above, we have expressed no opinion as to the treatment of interest on the Possession Bonds for purposes of the Minnesota Corporate Franchise Tax or the Alternative Minimum Tax or whether it is a factor in the computation of the Minimum Fee applicable to financial institutions. Although a federal statute currently provides that bonds issued by the Government of Puerto Rico, or by its authority, are exempt from all state and local taxation, the Supreme Court of Minnesota has held that interest earned on bonds issued by the Government of Puerto Rico may be included in taxable net income for purposes of computing the Minnesota bank excise tax. The State of Minnesota could apply the same reasoning in determining whether interest on the Possession Bonds is subject to the taxes listed above on which we express no opinion.

   Minnesota Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Minnesota Counsel expressed no opinion with respect to taxation under any other provisions of Minnesota law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Minnesota tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Missouri Risk Factors. The financial condition of the State of Missouri is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the state and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Missouri risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Missouri Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Missouri Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Missouri tax consequences to residents of the State of Missouri of owning Units of the Missouri IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Missouri taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Missouri tax counsel ("Missouri Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Missouri tax consequences under then-existing Missouri income tax law to Unitholders subject to Missouri income tax.

   The assets of the Trust will consist of debt obligations issued by or on behalf of the State of Missouri or counties, municipalities, authorities or political subdivisions thereof (the "Missouri Bonds") or by the Commonwealth of Puerto Rico or an authority thereof (the "Possession Bonds", and together with the Missouri Bonds, the "Bonds").

   Neither the Sponsor, nor its counsel, nor Missouri Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the Missouri income tax applicable to individuals and corporations ("Missouri State Income Tax"). It is assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Missouri Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Missouri Bonds is exempt from the Missouri State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor, nor its counsel, nor Missouri Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith. The opinion rendered by Missouri Counsel at closing did not address the taxation of persons other than full time residents of Missouri.

   Missouri Counsel rendered its opinion to the Trust at closing that, under then-existing Missouri law:

     (1) The Trust is not an association taxable as a corporation for Missouri income tax purposes, and each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Trust and the income of such portion of the Trust will be treated as the income of the Unitholder for Missouri State Income Tax purposes.

     (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Missouri State Income Tax if received directly by a Unitholder will be exempt from the Missouri State Income Tax when received by the Trust and distributed to such Unitholder; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

     (3) Each Unitholder of the Trust will recognize gain or loss for Missouri State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Code, a Unitholder under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

     (4) Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for federal income tax purposes will be excludable from the Missouri State Income Tax to the same extent as such interest would have been so excludable if paid by the issuer of such Bonds held by the Trust; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

     (5) The Missouri State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such tax.

     (6) The Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Unitholder's share of income of the Bonds held by the Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St. Louis Earnings Tax (except that no opinion is expressed in the case of certain Unitholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).

   Missouri Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Missouri Counsel expressed no opinion with respect to taxation under any other provisions of Missouri law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Missouri tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Nebraska Risk Factors. The financial condition of the State of Nebraska is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Nebraska risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Nebraska Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Nebraska Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Nebraska tax consequences to residents of the State of Nebraska of owning Units of a Nebraska Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Nebraska taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Nebraska Trust will consist of interest-bearing obligations issued by or on behalf of the State of Nebraska or counties, municipalities, authorities or political subdivisions thereof (the "Nebraska Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds", and together with the Nebraska Bonds, the "Bonds").

   Neither the Sponsor, nor its counsel, nor Nebraska Counsel have independently examined the Bonds to be deposited in and held in the Trust. With respect to certain Nebraska Bonds which may be held by the Trust, the opinions of bond counsel to the issuing authorities for such Bonds have indicated that the interest on such Bonds is included in computing the Nebraska Alternative Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Taxes") (the "Nebraska AMT Bonds"). However, although Nebraska Counsel expressed no opinion regarding such matters, it assumed for purposes of its opinion rendered at closing that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) none of the Bonds (other than the Nebraska AMT Bonds, if any) are "specified private activity bonds" the interest on which is included as an item of tax preference in the computation of the Alternative Minimum Tax for federal income tax purposes, (iv) interest on the Nebraska Bonds (other than the Nebraska AMT Bonds, if any), if received directly by a Unitholder, would be exempt from both the Nebraska income tax, imposed by Section 77-2714 et seq. of the Revised Nebraska Statutes (other than the Nebraska Minimum Tax) (the "Nebraska State Income Tax") and the Nebraska Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Tax"), and
(v) interest on the Nebraska AMT Bonds, if any, if received directly by a Unitholder, would be exempt from the Nebraska State Income Tax. The opinion of Nebraska Counsel rendered at closing did not address the taxation of persons other than full time residents of Nebraska.

   Nebraska Counsel rendered its opinion to the Trust at closing that, under then-existing Nebraska law:

     (1) The Trust is not an association taxable as a corporation, each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Trust, and the income of such portion of the Trust will therefore be treated as the income of the Unitholder for both Nebraska State Income Tax and Nebraska Minimum Tax purposes;

     (2) Interest on the Bonds which is exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax when received by the Trust, and which would be exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Trust and distributed to a Unitholder;

     (3) Interest on the Nebraska AMT Bonds, if any, which is exempt from the Nebraska State Income Tax but is included in the computation of the Nebraska Minimum Tax when received by the Trust, and which would be exempt from the Nebraska State Income Tax but would be included in the computation of the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Nebraska State Income Tax but included in the computation of the Nebraska Minimum Tax when received by the Trust and distributed to a Unitholder;

     (4) To the extent that interest derived from the Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to either the Nebraska State Income Tax or the Nebraska Minimum Tax;

     (5) Each Unitholder of the Trust will recognize gain or loss for both Nebraska State Income Tax and Nebraska Minimum Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

     (6) The Nebraska State Income Tax does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such tax; and

     (7) In the case of a Unitholder subject to the State financial institutions franchise tax, the income derived by such Unitholder from his pro rata portion of the Bonds held by the Trust may affect the determination of such Unitholder's maximum franchise tax.

   Nebraska Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Nebraska Counsel expressed no opinion with respect to taxation under any other provisions of Nebraska law, including as to the exemption from either the Nebraska State Income Tax or the Nebraska Minimum Tax of interest on the Nebraska Bonds if received directly by a Unitholder.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Nebraska tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   New Jersey Risk Factors. The financial condition of the State of New Jersey is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning New Jersey risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   New Jersey Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--New Jersey Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the New Jersey tax consequences to residents of the State of New Jersey of owning Units of the New Jersey IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The New Jersey taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special New Jersey tax counsel ("New Jersey Counsel") to the Trust rendered an opinion substantially in the form below addressing certain New Jersey tax consequences under then-existing New Jersey income tax law to Unitholders subject to New Jersey income tax.

   New Jersey Counsel rendered its opinion to the Trust at closing that, under then-existing New Jersey law:

     (1) The Trust will be recognized as a trust and not an association taxable as a corporation. The Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

     (2) With respect to the non-corporate Unitholders who are residents of New Jersey, the income of the Trust which is allocable to each such Unitholder will be treated as the income of such Unitholder under the New Jersey Gross Income Tax. Interest on the underlying bonds which would be exempt from New Jersey Gross Income Tax if directly received by such Unitholder will retain its status as tax-exempt interest when received by the Trust and distributed to such Unitholder. Any proceeds paid under the insurance policy issued to the Trustee of the Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

     (3) A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when the Trust disposes of a bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under the insurance policy issued to the Trustee of the Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

     (4) Units of the Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

     (5) If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the bonds in the Trust which is allocable to such corporation will be includible in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing federal taxable income. Net gains derived by such corporation on the disposition of the bonds by the Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of the Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax if, and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations.

   New Jersey Counsel did not examine any of the bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and New Jersey Counsel expressed no opinion with respect to taxation under any other provisions of New Jersey law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other New Jersey tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   New Mexico Risk Factors. The financial condition of the State of New Mexico is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economy is composed of energy resources, services, construction and trade. These industries tend to be highly cyclical. Tourism is also one of the State's important industries. Because many international travelers visit New Mexico, an increase in the value of the U.S. dollar adversely affects this industry. Moreover, New Mexico could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning New Mexico risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   New Mexico Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--New Mexico Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the New Mexico tax consequences to residents of the State of New Mexico of owning Units of a New Mexico Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The New Mexico taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special New Mexico tax counsel ("New Mexico Counsel") to the Trust rendered an opinion substantially in the form below addressing certain New Mexico tax consequences under then-existing New Mexico income tax law to Unitholders subject to New Mexico income tax.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of New Mexico or counties, municipalities, authorities or political subdivisions thereof (the "New Mexico Bonds"), and by the Commonwealth of Puerto Rico, Guam, or the Virgin Islands (the "Possession Bonds", and together with the New Mexico Bonds, the "Bonds"), the interest on which is expected to qualify as exempt from New Mexico income taxes.

   Neither the Sponsor, nor its counsel, nor New Mexico Counsel have independently examined the Bonds to be deposited in and held in the New Mexico Trust. However, although New Mexico Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the New Mexico income taxes applicable to individuals and corporations (the "New Mexico State Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the New Mexico Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of New Mexico.

   New Mexico Counsel rendered its opinion to the Trust at closing that, under then-existing New Mexico law:

     (1) The Trust will not be subject to tax under the New Mexico State Income Tax.

     (2) Interest on the Bonds which is exempt from the New Mexico State Income Tax when received by the Trust, and which would be exempt from the New Mexico State Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder provided that the Trust complies with the reporting requirements contained in the New Mexico State Income Tax regulations.

     (3) To the extent that interest income derived from the Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a or 48 U.S.C. Section 1403, such interest income will not be subject to New Mexico State Income Tax.

     (4) Each Unitholder will recognize gain or loss for New Mexico Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes.

     (5) The New Mexico State Income Tax does not permit a deduction of interest paid on indebtedness or other expenses incurred (or continued) in connection with the purchase or carrying of Units in the Trust to the extent that interest income related to the ownership of Units is exempt from the New Mexico State Income Tax.

   New Mexico Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and New Mexico Counsel expressed no opinion with respect to taxation under any other provisions of New Mexico law, including, but not limited to, the inclusion of income attributable to ownership of the Units in "modified gross income" for purposes of determining eligibility for and the amount of the low income comprehensive tax rebate, the child day care credit, and the elderly taxpayers' property tax rebate, and the applicability of other New Mexico taxes, such as the New Mexico estate tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other New Mexico tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   New York Risk Factors. The financial condition of the State of New York is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the bonds, are affected by numerous factors. Historically, the State has been one of the wealthiest states in the nation, however, for decades the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State. The crisis in the world financial markets that unfolded in 2008 continues to have a disproportionate effect on the State's economy, as Wall Street historically generates approximately one-fifth of the State's revenues each year. The State's tax revenue collections have declined substantially over the past year, and have been accompanied by lowered projections for current and future fiscal years. General Fund receipts for the current fiscal year, through July 2009, were reported to be $4.8 billion lower than during the same period last year, and projections for total General Fund receipts for Fiscal Year 2009-10 have been lowered by approximately $2 billion from previous estimates.

   The economy of the State continues to be influenced by the financial health of the City of New York, which faces greater competition as other major cities develop financial and business capabilities. In particular, extended periods of uncertainty in the financial and capital markets may have a disproportional, adverse effect on the economic health of the City of New York and the State, relative to the nation. The turmoil on Wall Street has had a major adverse impact on New York City's economy, as the securities industry historically represents approximately five percent of jobs in the City, as well as about twenty percent of all wages in the City. The New York City Comptroller's Office currently estimates that the number of unemployed New York City residents will reach 400,000 by 2010, as compared to approximately 170,000 unemployed in early 2008. Many of these job losses are directly and indirectly related to the disruptions occurring in the financial sector in New York City. The Comptroller's Office also projects that personal tax collections in Fiscal Year 2010 will decrease by over 30% from levels in 2008. Major shortfalls such as this will contribute to the ongoing financial difficulties that New York City will continue to face in the foreseeable future.

   The State may be party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning New York risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   New York Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--New York Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the New York tax consequences to residents of the State of New York of owning Units of the New York IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The New York taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special New York tax counsel ("New York Counsel") to the Trust rendered an opinion substantially in the form below addressing certain New York tax consequences under then-existing New York income tax law to Unitholders subject to New York income tax.

   New York Counsel examined the income tax laws of the State of New York and the City of New York to determine their applicability to the Trust and to the holders of Units in the Trust who are full-time residents of New York ("New York Unitholders"). For purposes of rendering its opinions at closing, New York Counsel assumed that each asset of the Trust will be debt, the interest on which is excluded from gross income for federal income tax purposes.

   Neither the Sponsor, nor its counsel, nor New York Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although New York Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion at closing it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a New York Unitholder, would be exempt from the income tax imposed by the State of New York and the City of New York that are applicable to individuals, trusts and estates (the "New York Personal Income Tax"). The opinion of New York Counsel did not address the taxation of persons other than full time residents of New York. New York Counsel assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, New York Counsel assumed that, with respect to the New York Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the New York Bonds is exempt from the New York Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel nor New York Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based upon the foregoing, and upon an investigation of such matters of law as New York Counsel considered to be applicable, New York Counsel rendered its opinion to the Trust at closing that, under then-existing New York law:

     (1) Under existing New York law, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York.

     (2) Individuals who reside in New York State or City will not be subject to State and City tax on interest income which is exempt from federal income tax under Section 103 of the Code and derived from obligations of New York State or a political subdivision thereof or of the Government of Puerto Rico or a political subdivision thereof or of the Government of Guam or its authorities, although they will be subject to New York State and City tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed.

   New York Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and New York Counsel expressed no opinion with respect to taxation under any other provisions of New York law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other New York tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   North Carolina Risk Factors. The financial condition of the State of North Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning North Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   North Carolina Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--North Carolina Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the North Carolina tax consequences to residents of the State of North Carolina of owning Units of the North Carolina Quality Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The North Carolina taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special North Carolina tax counsel ("North Carolina Counsel") to the Trust rendered an opinion substantially in the form below addressing certain North Carolina tax consequences under then-existing North Carolina income tax law to Unitholders subject to North Carolina income tax.

   The portfolio of the North Carolina Quality Trust consists of bonds issued by the State of North Carolina or municipalities, authorities or political subdivisions thereof (the "North Carolina Bonds") or by territories or possessions of the United States (the "Possession Bonds", and together with the North Carolina Bonds, the "Bonds").

   Based upon the foregoing, and upon an investigation of such matters of law as North Carolina Counsel considered to be applicable, and relying on the federal income tax counsel to the Trust at closing with respect to certain federal income tax matters, North Carolina Counsel rendered its opinion to the Trust at closing that, under then-existing North Carolina law:

     (1) The Trust is not an "association" taxable as a corporation under North Carolina law with the result that income of the Trust will be deemed to be income of the Unitholders.

     (2) Interest on the Bonds that is exempt from North Carolina income tax when received by the Trust will retain its tax-exempt status when received by the Unitholders.

     (3) Unitholders will realize a taxable event when the Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when a Unitholder redeems or sells his Units (or any of them), and taxable gains for federal income tax purposes may result in gain taxable as ordinary income for North Carolina income tax purposes. However, when a Bond has been issued under an act of the North Carolina General Assembly that provides that all income from such Bond, including any profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by the Trust will retain its tax-exempt status in the hands of the Unitholders.

     (4) Unitholders must amortize their proportionate shares of any premium on a Bond. Amortization for each taxable year is accomplished by lowering the Unitholder's basis (as adjusted) in his Units with no deduction against gross income for the year.


   North Carolina Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and North Carolina Counsel expressed no opinion with respect to taxation under any other provisions of North Carolina law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other North Carolina tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Ohio Risk Factors. The financial condition of the State of Ohio is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its fiscal year or fiscal biennium in a deficit position.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Ohio economy continues to rely in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. Yet, the Ohio economy has become more diversified with expansion into the service and other non-manufacturing sectors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Ohio risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Ohio Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Ohio Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   The following discussion of Ohio tax consequences assumes that each Ohio IM-IT ("Ohio Trust") organized as a grantor trust continues to qualify as a grantor trust under Section 676(a) of the Internal Revenue Code of 1986, as amended (the "Code"), that each Ohio Trust organized as a regulated investment company continues to qualify as a regulated investment company under Section 851 of the Code, and that at all times at least fifty percent (50%) of the total assets of each Ohio Trust will consist of interest-bearing obligations of the State of Ohio or its political subdivisions or similar obligations of other states or their political subdivisions.

     (1) The Ohio Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, municipal, joint economic development district or school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

     (2)  Distributions with respect to Units of the Ohio Trust
          ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, municipal, joint economic development district and school district income taxes in Ohio, and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

     (3) Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations") held by the Ohio Trust are exempt from the Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

     (4) Distributions properly attributable to interest on Territorial Obligations held by the Ohio Trust (the interest on which is exempt from state income taxes under the laws of the United States) are exempt from the Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and provided such interest is excluded from gross income for federal income tax purposes, such Distributions are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

     (5) Distributions properly attributable to proceeds of insurance paid to the Ohio Trust representing maturing or matured interest on defaulted obligations held by the Trust that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and will be excluded from the net income base of the Ohio corporation franchise tax.

     (6) Distributions of profit made on the sale, exchange or other disposition by the Ohio Trust of Ohio Obligations properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax and municipal, joint economic development district and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

     (7) Receipts by the Ohio Trust of interest, proceeds paid under insurance policies that represent maturing or matured interest on defaulted obligations held by the Ohio Trust, and any amount from the sale, exchange or other disposition of capital assets held by the Ohio Trust are not subject to the Ohio commercial activity tax. Distributions from the Ohio Trust to the Unitholders are not subject to the Ohio commercial activity tax.

   Ohio Counsel did not examine any of the bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Ohio Counsel expressed no opinion with respect to taxation under any other provisions of Ohio law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Ohio tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Oklahoma Risk Factors. The financial condition of the State of Oklahoma is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Oklahoma has broadened its economic base to rely less on petroleum and agriculture and has expanded in manufacturing. These industries tend to be highly cyclical. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Oklahoma risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Oklahoma Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Oklahoma Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Oklahoma tax consequences to residents of the State of Oklahoma of owning Units of a Oklahoma Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Oklahoma taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Oklahoma tax counsel ("Oklahoma Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Oklahoma tax consequences under then-existing Oklahoma income tax law to Unitholders subject to Oklahoma income tax.

   The assets of the Oklahoma Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oklahoma or counties, municipalities, authorities or political subdivisions thereof (the "Oklahoma Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds", and together with the Oklahoma Bonds, the "Bonds"). At the respective times of issuance of the Oklahoma Bonds, certain, but not necessarily all, of the issues of the Oklahoma Bonds may have been accompanied by an opinion of bond counsel to the respective issuing authorities that interest on such Oklahoma Bonds (the "Oklahoma Tax-Exempt Bonds") are exempt from the income tax imposed by the State of Oklahoma that is applicable to individuals and corporations (the "Oklahoma State Income Tax"). The Trust may include Oklahoma Bonds the interest on which is subject to the Oklahoma State Income Tax (the "Oklahoma Taxable Bonds"). See "Portfolio" which indicates by footnote which Oklahoma Bonds are Oklahoma Tax-Exempt Bonds (all other Oklahoma Bonds included in the portfolio are Oklahoma Taxable Bonds).

   Neither the Sponsor, nor its counsel, nor Oklahoma Counsel has independently examined the Bonds to be deposited in and held in the Oklahoma Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Oklahoma Tax-Exempt Bonds and the Possession Bonds, if received directly by a Unitholder, would be exempt from the Oklahoma State Income Tax. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Oklahoma Tax-Exempt Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion of Oklahoma Counsel rendered at closing did not address the taxation of persons other than full time residents of Oklahoma.

   Oklahoma Counsel rendered its opinion to the Trust at closing that, under then-existing Oklahoma law:

     (1) For Oklahoma State Income Tax purposes, the Trust is not an association taxable as a corporation, each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Trust and the income of such portion of the Trust will be treated as the income of the Unitholder.

     (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Oklahoma State Income Tax if received directly by a Unitholder will be exempt from the Oklahoma State Income Tax when received by the Trust and distributed to such Unitholder. A Unitholder's pro rata portion of any interest paid and original issue discount, if any, on the Bonds which would be subject to the Oklahoma State Income Tax if received directly by a Unitholder, including, for example interest paid and original issue discount, if any, on the Oklahoma Taxable Bonds, will be taxable to such Unitholder for Oklahoma State Income Tax purposes when received by the Trust.

     (3) To the extent that interest paid and original issue discount, if any, derived from the Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a, and 48 U.S.C. Section 1403, such interest paid and original issue discount, if any, will not be subject to the Oklahoma State Income Tax.

     (4) Each Unitholder of the Trust will recognize gain or loss for Oklahoma State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to their original cost.

     (5) Although no opinion is expressed herein, we have been informally advised by the Oklahoma Tax Commission that any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for federal income tax purposes should be excludable from the Oklahoma State Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the Trust provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

     (6) The Oklahoma State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such tax if such interest is not deductible for federal income tax purposes. Special rules apply in the case of certain banks and financial institutions.

   Title 68 Section 1201 of the Oklahoma Statutes Annotated imposes a franchise tax on "corporations" and certain other organizations organized under the laws of or qualified to do or doing business in, the State of Oklahoma. Recent Oklahoma administrative guidance has indicated that a federal grantor trust (a fixed investment trust) is characterized as a business trust and thus a corporation for estate tax purposes. Accordingly, the Oklahoma Tax Commission may hold that all fixed unit investment trusts are corporations subject to the Oklahoma franchise tax. Oklahoma Counsel expressed no opinion with respect to taxation of the Trust for Oklahoma franchise tax purposes.

   Under Oklahoma law, a pass-through entity must withhold income tax at a rate of five percent of the Oklahoma share of income of the entity distributed to each nonresident member. A "pass-through entity" is defined to include a trust that is not taxed as a corporation for federal income tax purposes and a "member" is defined to include a beneficiary of a trust. Oklahoma Counsel has expressed no opinion as to the applicability of this provision to amounts distributed by the Trust.

   Oklahoma Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Oklahoma Counsel expressed no opinion with respect to taxation under any other provisions of Oklahoma law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Oklahoma tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Oregon Risk Factors. The financial condition of the State of Oregon is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Oregon risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Oregon Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Oregon Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Oregon tax consequences to residents of the State of Oregon of owning Units of a Oregon Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Oregon taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Oregon tax counsel ("Oregon Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Oregon tax consequences under then-existing Oregon income tax law to Unitholders subject to Oregon income tax.

   Oregon Counsel examined the income tax laws of the State of Oregon to determine their applicability to the Trust and to the holders of Units in the Trust who are full-time residents of the State of Oregon ("Oregon Unitholders"). The assets of the Trust will consist of bonds issued by the State of Oregon or a local government of Oregon (the "Oregon Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds", and together with the Oregon Bonds, the "Bonds"). Neither the Sponsor, nor its counsel, nor Oregon Counsel have independently examined the Bonds to be deposited in and held in the Oregon Trust. Although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for federal income tax purposes; and (iii) interest on the Bonds, if received directly by an Oregon Unitholder, would be exempt from the Oregon income tax applicable to individuals (the "Oregon Personal Income Tax").

   Oregon Counsel rendered its opinion to the Trust at closing that, under then-existing Oregon law:

     (1) The Trust is not an association taxable as a corporation and based upon an administrative rule of the Oregon State Department of Revenue, each Oregon Unitholder of the Trust will be essentially treated as the owner of a pro rata portion of the Trust and the income of such portion of the Trust will be treated as the income of the Oregon Unitholder for Oregon Personal Income Tax purposes;

     (2) Interest on the Bonds which is exempt from the Oregon Personal Income Tax when received by the Trust, and which would be exempt from the Oregon Personal Income Tax if received directly by an Oregon Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to an Oregon Unitholder;

     (3) To the extent that interest derived from the Trust by an Oregon Unitholder with respect to the Possession Bonds is excludable from gross income for federal income tax purposes pursuant to 48 U.S.C.
          Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Oregon Personal Income Tax;

     (4) Each Oregon Unitholder of the Trust will recognize gain or loss for Oregon Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale, payment at maturity or otherwise) or if the Oregon Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Oregon Unitholder for federal income tax purposes; and

     (5) The Oregon Personal Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such tax.

   Oregon Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Oregon Counsel expressed no opinion with respect to taxation under any other provisions of Oregon law. In addition, prospective purchasers subject to the Oregon corporate income tax should be advised that for purposes of the Oregon Corporate Income (Excise) Tax, interest on the Bonds received by the Trust and distributed to an Oregon Unitholder subject to such tax will be added to the corporate Oregon Unitholder's federal taxable income and therefore will be taxable. Oregon Counsel expressed no opinion is expressed regarding the Oregon taxation of foreign or domestic insurance companies. Oregon Counsel assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, Oregon Counsel assumed that, with respect to the Oregon Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oregon Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Oregon tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Pennsylvania Risk Factors. The financial condition of the Commonwealth of Pennsylvania is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors. Historically, the economy of the Commonwealth has been dependent on heavy industry and manufacturing. Growth in the Commonwealth economy has more recently been in the service sector, including trade, health services and educational institutions. Growth in these sectors may be affected by federal funding and state legislation. Severe weather conditions, as well as natural disasters, may have a significant impact on the Commonwealth's economy.

   The Commonwealth may be a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Pennsylvania risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Pennsylvania Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Pennsylvania Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Pennsylvania tax consequences to residents of the State of Pennsylvania of owning Units of the Pennsylvania IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Pennsylvania taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Pennsylvania tax counsel ("Pennsylvania Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Pennsylvania tax consequences under then-existing Pennsylvania income tax law to Unitholders subject to Pennsylvania income tax.

   Pennsylvania Counsel examined the income tax laws of the State of Pennsylvania to determine their applicability to the Trust and to the holders of Units in the Trust who are full-time residents of the State of Pennsylvania ("Pennsylvania Unitholders"). The assets of the Trust will consist of bonds issued by the State of Pennsylvania or a local government of Pennsylvania (the "Pennsylvania Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds", and together with the Pennsylvania Bonds, the "Bonds"). For purposes of rendering its opinions at closing, Pennsylvania Counsel assumed that each asset of the Trust will be debt, the interest on which is excluded from gross income for federal income tax purposes.

   Based upon the foregoing, and upon an investigation of such matters of law as Pennsylvania Counsel considered to be applicable, Pennsylvania Counsel rendered its opinion to the Trust at closing that, under then-existing Pennsylvania law:

     (1) The Trust will have no tax liability for purposes of the personal income tax (the "Personal Income Tax"), the corporate income tax (the "Corporate Income Tax") and the capital stock-franchise tax (the "Franchise Tax"), all of which are imposed under the Pennsylvania Tax Reform Code of 1971, or the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances.

     (2) Interest on the Bonds, net of Trust expenses, which is exempt from the Personal Income Tax and the Corporate Income Tax when received by the Pennsylvania Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Trust and distributed to such Unitholder. Interest on the Pennsylvania Bonds which is exempt from the Philadelphia School Tax when received by the Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder. We express no opinion with respect to the treatment of distributions from the Trust attributable to interest on the Puerto Rico Bonds under the Philadelphia School Tax, which may be subject to such tax.

     (3) Distributions from the Trust attributable to capital gains recognized by the Trust upon its disposition of a Pennsylvania Bond issued on or after February 1, 1994 or a Puerto Rico Bond, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Trust attributable to capital gains recognized by the Trust upon its disposition of a Pennsylvania Bond issued before February 1, 1994.

     (4) Distributions from the Trust attributable to capital gains recognized by the Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Trust for a period of more than six months and the Unitholder held his Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Trust or the Unit was held by the Unitholder for a period of less than six months, then distributions from the Trust attributable to capital gains recognized by the Trust upon its disposition of a Pennsylvania Bond issued on or after February 1, 1994 or a Puerto Rico Bond, will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Pennsylvania Bonds issued before February 1, 1994.

     (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.

     (6) Each Unitholder will recognize gain for purposes of the Corporate Income Tax if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain to such Unitholder for federal income tax purposes and such gain is attributable to Pennsylvania Bonds issued on or after February 1, 1994 or to Puerto Rico Bonds. No opinion is expressed with respect to the taxation of gains realized by a Unitholder on the sale or redemption of a Unit to the extent such gain is attributable to Pennsylvania Bonds issued prior to February 1, 1994.

     (7) A Unitholder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Pennsylvania Bonds issued prior to February 1, 1994.

     (8) A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Unit for more than six months and the gain is attributable to Bonds held by the Trust for a period of more than six months. If, however, the Unit was held by the Unitholder for less than six months or the gain is attributable to Bonds held by the Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Pennsylvania Bonds issued before February 1, 1994.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

   Pennsylvania Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Pennsylvania Counsel expressed no opinion with respect to taxation under any other provisions of Pennsylvania law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Pennsylvania tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   South Carolina Risk Factors. The state of South Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting primarily of manufacturing, but expanding into the trade and service industries, supplemented by rural areas with selective commercial agriculture. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning South Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   South Carolina Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--South Carolina Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the South Carolina tax consequences to residents of the State of South Carolina of owning Units of a South Carolina Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The South Carolina taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special South Carolina tax counsel ("South Carolina Counsel") to the Trust rendered an opinion substantially in the form below addressing certain South Carolina tax consequences under then-existing South Carolina income tax law to Unitholders subject to South Carolina income tax.

   The assets of the Trust will consist of bonds issued by the State of South Carolina or a local government of South Carolina (the "South Carolina Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds", and together with the South Carolina Bonds, the "Bonds"). For purposes of rendering its opinions at closing, South Carolina Counsel assumed that each asset of the Trust will be debt, the interest on which is excluded from gross income for federal income tax purposes.

   Neither the Sponsor, nor its counsel nor South Carolina Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   South Carolina Counsel rendered its opinion to the Trust at closing that, under then-existing South Carolina law:

     (1) By the provision of paragraph (j) of Section 3 of Article 10 of the South Carolina Constitution (revised 1977) intangible personal property is specifically exempted from any and all ad valorem taxation.

     (2) Pursuant to the provisions of S.C. Code Ann. Section 12-7-430(b), recodified as S.C. Code Ann. Section 12 6 1120(1), as interpreted by South Carolina Revenue Ruling #91 15, interest from obligations issued by the State of South Carolina or any of its political subdivisions, as well as interest derived from bonds issued by the Governments of Puerto Rico, Guam, and the Virgin Islands which is exempt from federal income taxes is exempt from income taxes and that the exemption so granted extends to all recipients of interest paid thereon through the Trust. (This opinion does not extend to so-called 63-20 obligations.)

     (3) The income of the Trust would be treated as income to each Unitholder of the Trust in the proportion that the number of Units of the Trust held by the Unitholder bears to the total number of Units of the Trust outstanding. For this reason, interest derived by the Trust that would not be includible in income for South Carolina income tax purposes when paid directly to a South Carolina Unitholder will be exempt from South Carolina income taxation when received by the Trust and attributed to such South Carolina Unitholder.

     (4) Each Unitholder will recognize gain or loss for South Carolina state income tax purposes if the Trustee disposes of a Bond (whether by sale, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells his Unit.

     (5) The Trust would be regarded, under South Carolina law, as a common trust fund and therefore not subject to taxation under any income tax law of South Carolina.

   The above described opinion has been concurred in by an informal ruling of the South Carolina Tax Commission pursuant to Section 12-3-170, recodified as
Section 12-4-320 of the South Carolina Code, except for the description of the South Carolina tax treatment of interest derived from bonds issued by Guam and the Virgin Islands in paragraph (2) listed above. While the informal ruling does not address the South Carolina tax treatment of interest from securities issued by those two U.S. territories, South Carolina Revenue Ruling #91-15 specifically directs that interest derived from bonds issued by the Governments of Guam and the Virgin Islands is exempt from South Carolina income taxes.

   South Carolina Counsel expressed no opinion with respect to taxation under any other provisions of South Carolina law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other South Carolina tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Tennessee Risk Factors. The financial condition of the State of Tennessee is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by a diverse agricultural sector. These sectors tend to be more cyclical than other sectors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Tennessee risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Tennessee Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Tennessee Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Tennessee tax consequences to residents of the State of Tennessee of owning Units of a Tennessee Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Tennessee taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Tennessee tax counsel ("Tennessee Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Tennessee tax consequences under then-existing Tennessee income tax law to Unitholders subject to Tennessee income tax.

   The assets of the Trust will consist of bonds issued by the State of Tennessee or any county or any municipality or political subdivision thereof including any agency, board, authority or commission, the interest on which is exempt from the Hall Income Tax imposed by the State of Tennessee (the "Tennessee Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds", and together with the Tennessee Bonds, the "Bonds").

   Under Tennessee law, a unit investment trust taxable as a grantor trust for federal income tax purposes is entitled to special Tennessee State tax treatment (as more fully described below) with respect to its proportionate share of interest income received or accrued with respect to the Tennessee Bonds. Tennessee law also provides an exemption for distributions made by a unit investment trust or mutual fund that are attributable to "bonds or securities of the United States government or any agency or instrumentality thereof" ("U.S. Government, Agency or Instrumentality Bonds"). If it were determined that the Tennessee Trust held assets other than Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, a proportionate share of distributions from the Tennessee Trust would be taxable to Unitholders for Tennessee Income Tax purposes.

   Further, because this provision appears only to provide an exemption for distributions that relate to interest income, distributions by the Trust that relate to capital gains realized from the sale or redemption of Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds are likely to be treated as taxable dividends for purposes of the Hall Income Tax. However, capital gains realized directly by a Unitholder when the Unitholder sells or redeems his Unit will not be subject to the Hall Income Tax. The opinion set forth below assumes that the interest on the Tennessee Bonds, if received directly by a Unitholder, would be exempt from the Hall Income Tax under Tennessee State law. This opinion does not address the taxation of persons other than full-time residents of the State of Tennessee.

   Because this provision only provides an exemption for distributions attributable to interest on Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, it must be determined whether bonds issued by the Government of Puerto Rico qualify as U.S. Government, Agency or Instrumentality Bonds. For Hall Income Tax purposes, there is currently no published administrative interpretation or opinion of the Attorney General of Tennessee dealing with the status of distributions made by unit investment trusts such as the Tennessee Trust that are attributable to interest paid on bonds issued by the Government of Puerto Rico. However, in a letter dated August 14, 1992 (the "Commissioner's Letter"), the Commissioner of the State of Tennessee Department of Revenue advised that Puerto Rico would be an "instrumentality" of the U.S. Government and treated bonds issued by the Government of Puerto Rico as U.S. Government, Agency or Instrumentality Bonds. Based on this conclusion, the Commissioner advised that distributions from a mutual fund attributable to investments in Puerto Rico Bonds are exempt from the Hall Income Tax. Both the Sponsor and Tennessee Counsel, for purposes of its opinion (as set forth below), have assumed, based on the Commissioner's Letter, that bonds issued by the Government of Puerto Rico are U.S. Government, Agency or Instrumentality Bonds. However, it should be noted that the position of the Commissioner is not binding, and is subject to change, even on a retroactive basis.

   The Sponsor cannot predict whether new legislation will be enacted into law affecting the tax status of Tennessee Trusts. The occurrence of such an event could cause distributions of interest income from the Trust to be subject to the Hall Income Tax. Investors should consult their own tax advisors in this regard. It is assumed for purposes of the discussion and opinion below that the Bonds constitute debt for federal income tax purposes.

   Tennessee Counsel rendered its opinion to the Trust at closing that, under then-existing Tennessee law:

     (1) For purposes of the Hall Income Tax, the Tennessee Excise Tax imposed by Section 67-4-2005 (the "State Corporate Income Tax"), and the Tennessee Franchise Tax imposed by Section 67-4-2105, the Trust will not be subject to such taxes.

     (2) For Hall Income Tax purposes, a proportionate share of such distributions from the Trust to Unitholders, to the extent attributable to interest on the Tennessee Bonds (based on the relative proportion of interest received or accrued attributable to Tennessee Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. Based on the Commissioner's Letter, distributions from the Trust to Unitholders, to the extent attributable to interest on the Puerto Rico Bonds (based on the relative proportion of interest received or accrued attributable to the Puerto Rico Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. A proportionate share of distributions from the Trust attributable to assets other than the Bonds would not, under current law, be exempt from the Hall Income Tax when distributed to Unitholders.

     (3) For State Corporate Income Tax Purposes, Tennessee law does not provide an exemption for interest on Tennessee Bonds and requires that all interest excludable from federal gross income must be included in calculating "net earnings" subject to the State Corporate Income Tax. No opinion is expressed regarding whether such tax would be imposed on the earnings or distributions of the Trust (including interest on the Bonds or gain realized upon the disposition of the Bonds by the Trust) attributable to Unitholders subject to the State Corporate Income Tax. However, based upon prior written advice from the Tennessee Department of Revenue, earnings and distributions from the Trust (including interest on the Tennessee Bonds or gain realized upon the disposition of the Tennessee Bonds by the Trust) attributable to the Unitholders should be exempt from the State Corporate Income Tax. The position of the Tennessee Department of Revenue is not binding, and is subject to change, even on a retroactive basis.

     (4) Each Unitholder will realize taxable gain or loss for State Corporate Income Tax purposes when the Unitholder redeems or sells his Units, at a price that differs from original cost as adjusted for accretion or any discount or amortization of any premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Trust, if later. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain when the Units are sold or redeemed for an amount equal to or less than their original cost.

     (5) For purposes of the Tennessee Property Tax, the Trust will be exempt from taxation with respect to the Bonds it holds. As for the taxation of the Units held by the Unitholders, although intangible personal property is not presently subject to Tennessee taxation, no opinion is expressed with regard to potential property taxation of the Unitholders with respect to the Units because the determination of whether property is exempt from such tax is made on a county by county basis.

     (6) The Bonds and the Units held by the Unitholder will not be subject to Tennessee sales and use taxes.

   Tennessee Counsel expressed no opinion regarding whether insurance proceeds paid in lieu of interest on the Bonds held by the Trust (including the Tennessee Bonds) are exempt from the Hall Income Tax. Distributions of such proceeds to Unitholders may be subject to the Hall Income Tax.

   Tennessee Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Tennessee Counsel expressed no opinion with respect to taxation under any other provisions of Tennessee law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Tennessee tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Texas Risk Factors. The financial condition of the State of Texas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Texas labor force is concentrated in oil and gas extraction, pipelines and petroleum production. These industries tend to be highly cyclical. Texas's largest industries in terms of earnings have traditionally been services, government and trade. There is no assurance that these industries will continue to grow. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Texas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Texas Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Texas Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Texas tax consequences to residents of the State of Texas of owning Units of a Texas Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Texas taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Texas tax counsel ("Texas Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Texas tax consequences under then-existing Texas law to Unitholders.

   Texas Counsel rendered its opinion to the Trust at closing that, under then-existing Texas law:

     (1) Neither Texas nor any political subdivision of Texas currently imposes an income tax on individuals. Therefore, no portion of any distribution received by an individual Unitholder of the Trust in respect of his Units, including a distribution of the proceeds of insurance in respect of such Units, is subject to income taxation by Texas or any political subdivision of Texas;

     (2) Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Trust is taxable under any property tax levied in Texas;

     (3) The "inheritance tax" of Texas, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of the Trust included in the estate of such Unitholder; and

     (4) With respect to any Unitholder which is subject to Texas corporate franchise tax, Units in the Trust held by such Unitholder, and distributions received therein, will be taken into account in computing the "taxable capital" of the Unitholder allocated to Texas, one of the bases by which such franchise tax is currently measured (the other being a corporation's "net capital earned surplus," which is, generally, its net corporate income plus officers and directors income).

   The opinion set forth in clause (2), above, was limited by Texas Counsel to the extent that Units of the Trust may be subject to property taxes levied in Texas if held on the relevant date: (i) by a transportation business described in V.T.C.A., Tax Code, Subchapter A, Chapter 24; (ii) by a savings and loan association formed under the laws of the State (but only to the extent described in section 11.09 of the Texas Savings and Loan Act, Vernon's Ann. Civ. St. art. 852a); or (iii), by an insurance company incorporated under the laws of Texas (but only to the extent described in V.A.T.S., Insurance Code, Art. 4.01) . Each Unitholder described in the preceding sentence should consult its own tax advisor with respect to such matters.

   For Texas tax reports due on or after January 1, 2008, Texas enacted the franchise margin tax, which reformed the Texas franchise tax and extended the tax to certain active businesses, broadened the tax base and lowered the tax rate. An entity subject to the franchise margin tax generally uses federal gross income (which would not include interest on obligations exempt from tax for federal income tax purposes or exempt-interest dividends derived therefrom) as the starting point for calculating its net taxable margin, which is then reduced by three possible calculations the lowest of which is the entity's net taxable margin. It is not likely that exempt interest distributed by the Trust would increase a Unitholder's franchise margin tax liability. However, Unitholders subject to the franchise margin tax should consult their tax advisors to determine whether, based on such Unitholder's individual circumstances, such Unitholder would be subject to the franchise margin tax with respect to respect to distributions from the Trust attributable to interest on the obligations held by the Trust or to dispositions of Trust assets, or to the redemption or other disposition of Units in the Trust, as well as the applicability of other Texas state or local tax laws.

   Texas Counsel expressed no opinion with respect to taxation under any other provisions of Texas law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Texas tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Virginia Risk Factors. The financial condition of the Commonwealth of Virginia is affected by various national, economic, social and environmental policies and conditions. Constitutional and statutory limitations concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The Commonwealth may be a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

   Further information concerning Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Virginia Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Virginia Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Virginia tax consequences to residents of the State of Virginia of owning Units of a Virginia Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Virginia taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Virginia tax counsel ("Virginia Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Virginia tax consequences under then-existing Virginia income tax law to Unitholders subject to Virginia income tax.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Virginia or counties, municipalities, authorities or political subdivisions thereof (the "Virginia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds", and together with the Virginia Bonds, the "Bonds").

   Neither the Sponsor, nor its counsel, nor Virginia Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although Virginia Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion at closing it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a Virginia Unitholder, would be exempt from the income tax imposed by the State of Virginia that is applicable to individuals, trusts and estates (the "Virginia Personal Income Tax"). The opinion of Virginia Counsel did not address the taxation of persons other than full time residents of Virginia. Virginia Counsel assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, Virginia Counsel assumed that, with respect to the Virginia Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Virginia Bonds is exempt from the Virginia Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel nor Virginia Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based upon the foregoing, Virginia Counsel rendered its opinion to the Trust at closing that, under then-existing Virginia law:

     (1) The Trust is not an association taxable as a corporation for purposes of the Virginia Income Tax and each Unitholder of the Trust will be treated as the owner of a pro rata portion of each of the assets held by the Trust and the income of such portion of the Virginia Trust will be treated as income of the Unitholder for purposes of the Virginia Income Tax.

     (2) Interest on the Virginia Bonds which is exempt from Virginia Income Tax when received by the Trust, and which would be exempt from Virginia Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder.

     (3) Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Trust will be exempt from Virginia income taxation and therefore will not be includible in the income of the Unitholder for Virginia income tax purposes when distributed by the Trust and received by the Unitholders.

     (4) The Virginia legislature has enacted a law, effective July 1, 1997, that would exempt from the Virginia Income Tax income derived on the sale or exchange of obligations of the Commonwealth of Virginia or any political subdivision or instrumentality of the Commonwealth of Virginia. However, Virginia law does not address whether this exclusion would apply to gains recognized through entities such as the Virginia Trust. Accordingly, we express no opinion as to the treatment for Virginia Income Tax purposes of any gain or loss recognized by a Unitholder for federal income tax purposes.

     (5) The Virginia Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the Trust to the extent that interest income related to the ownership of Units is exempt from the Virginia Income Tax.

   In the case of Unitholders subject to the Virginia Bank Franchise Tax, the income derived by such a Unitholder from his pro rata portion of the Bonds held by the Trust may affect the determination of such Unitholder's Bank Franchise Tax. Prospective investors subject to the Virginia Bank Franchise Tax should consult their tax advisors.

   Virginia Counsel expressed no opinion with respect to taxation under any other provisions of Virginia law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Virginia tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   West Virginia Risk Factors. The financial condition of the State of West Virginia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. West Virginia's primary employment is in the services, trade and government. These sectors tend to be cyclical and can cause problems for the economy. West Virginia has historically had a higher unemployment rate than the U.S. which also affects the economy. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning West Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   West Virginia Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--West Virginia Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the West Virginia tax consequences to residents of the State of West Virginia of owning Units of a West Virginia Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The West Virginia taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special West Virginia tax counsel ("West Virginia Counsel") to the Trust rendered an opinion substantially in the form below addressing certain West Virginia tax consequences under then-existing West Virginia income tax law to Unitholders subject to West Virginia income tax.

   The assets of the West Virginia Trust will consist of interest-bearing obligations issued by or on behalf of the State of West Virginia or counties, municipalities, authorities or political subdivisions thereof the interest on which is expected to qualify as exempt from West Virginia income taxes (the "West Virginia Bonds") or by the Commonwealth of Puerto Rico, Guam or the United States Virgin Islands (the "Possession Bonds", and together with the West Virginia Bonds, the "Bonds").

   Neither the Sponsor, nor its counsel, nor West Virginia Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although West Virginia Counsel expressed no opinion regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the West Virginia personal income tax applicable to individuals (the "West Virginia Personal Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full-time residents of West Virginia.

   At the time of closing for each Trust, West Virginia Counsel to the Trust rendered an opinion, based upon the assumptions set forth above, under then existing West Virginia law substantially to the effect that:

     (1) The Trust will not be subject to tax under the West Virginia Corporation Net Income Tax, the West Virginia Business Franchise Tax, or the West Virginia Personal Income Tax.

     (2) Interest on the Bonds which is exempt from the West Virginia Personal Income Tax when received by the Trust, and which would be exempt from the West Virginia Personal Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder.

     (3) For Unitholders subject to the West Virginia Corporation Net Income Tax, income of the Trust received by them (except interest income with respect to Possession Bonds, as to which no opinion is expressed) is not exempt from the West Virginia Corporation Net Income Tax. However, such Unitholders may be entitled to a credit against the tax imposed under the West Virginia Corporation Net Income Tax Law based on their ownership of Units in the Trust. Unitholders should consult their own advisors regarding the applicability and computation of any such credit.

     (4) Each Unitholder will recognize gain or loss for West Virginia Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes.

     (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for federal income tax purposes should be excludable from the West Virginia Personal Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the Trust.

     (6) The West Virginia Personal Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the Trust to the extent that interest income related to the ownership of Units is exempt from the West Virginia Personal Income Tax.

   West Virginia Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and West Virginia Counsel expressed no opinion with respect to taxation under any other provisions of West Virginia law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other West Virginia tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

Regulated Investment Companies

   California Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--California Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the California tax consequences to residents of the State of California of owning Units of a California Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The California taxing authorities could disagree with any conclusions set forth in this section.

   Unitholders of the Trust that are individuals may exclude from income for purposes of the California Personal Income Tax dividends received from the Trust that are properly designated by the Trust in a written notice mailed to the Unitholders as California exempt-interest dividends. The portion of the Trust's dividends designated as California exempt-interest dividends may not exceed the amount of interest the Trust receives during its taxable year on obligations the interest on which, if held by an individual, is exempt from taxation by the State of California, reduced by certain non-deductible expenses. The Trust may designate California exempt-interest dividends only if the Trust qualifies as a regulated investment company under the Code, and, if at the close of each quarter of its taxable year, at least 50 percent of the value of the total assets consists of obligations the interest on which when held by an individual, is exempt from taxation by the State of California. Distributions from the Trust, other than California exempt-interest dividends, will generally be subject to the California Personal Income Tax. Please note that California exempt-interest dividends received by a Unitholder subject to the California Corporation Tax Law may be includible its gross income for purposes of determining its California franchise tax and its California income tax.

   Interest on indebtedness incurred or continued to purchase or carry Units of the Trust, if the Trust distributes California exempt-interest dividends during a year, is not deductible for purposes of the California Personal Income Tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other California tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Colorado Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--Colorado Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Colorado tax consequences to residents of the State of Colorado of owning Units of a Colorado Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Colorado taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State or political subdivisions thereof (the "Colorado Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds", and together with the Colorado Bonds, the "Bonds").

   The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State or a political subdivision thereof, or by the Commonwealth of Puerto Rico as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, (iii) with respect to the Colorado Bonds, such Colorado Bonds were either issued on or after May 1, 1980, or were issued before May 1, 1980 but the interest is specifically exempt from income taxation under the Colorado state laws authorizing the issuance of such obligations, (iv) with respect to the Puerto Rico Bonds, the Puerto Rico Bonds and the interest thereon are exempt from all state and local taxation, and (v) the Trust will be eligible to distribute exempt-interest dividends. This disclosure does not address the taxation of persons other than full-time residents of Colorado.

   Under existing Colorado law:

     (1) Exempt-interest dividends distributed by the Trust that are excluded from gross income for federal income tax purposes and are attributable to interest on the Bonds will be excluded from taxable income for purposes of the Colorado personal income tax (the "Personal Income Tax") and the Colorado corporate income tax (the "Corporate Income Tax"), both of which are imposed under the Colorado Revised Statutes; however, some of such exempt-interest dividends may be taken into account in determining the Colorado alternative minimum tax.

     (2) Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Bonds, will generally be subject to the Personal Income Tax and the Corporate Income Tax.

     (3) Each Unitholder will be subject to tax for purposes of the Personal Income Tax and the Corporate Income Tax on the gain recognized on the sale or redemption of a Share.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax or the Corporate Income Tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Colorado tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Florida Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--Florida Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Florida tax consequences to residents of the State of Florida of owning Units of a Florida Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Florida taxing authorities could disagree with any conclusions set forth in this section.

   Florida does not currently impose an income tax on individuals. Florida formerly imposed an annual tax on intangible personal property held by individuals as of the first day of the calendar year. However, Florida repealed the annual intangible personal property tax effective January 1, 2007.

   Florida does impose an income tax on corporations and certain other entities and distributions from the Trust may be subject to this income tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Florida tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Michigan Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--Michigan Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Michigan tax consequences to residents of the State of Michigan of owning Units of a Michigan Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Michigan taxing authorities could disagree with any conclusions set forth in this section.

   At the time of closing, special Michigan tax counsel ("Michigan Counsel") to the Trust rendered an opinion addressing certain Michigan tax consequences under then-existing Michigan income tax law to Unitholders subject to Michigan income tax. In such opinion of Michigan Counsel at closing, the Trust and the owners of Units will be treated for purposes of the Michigan income tax laws in substantially the same manner as they are for purposes of the federal income tax laws.

   The Michigan Intangibles Tax was totally repealed effective January 1, 1998.

   Michigan Unitholders who are subject to the Personal Income Tax will not be taxed on exempt-interest dividends to the extent such dividends are attributable to interest on obligations of Michigan and its political subdivisions. To the extent the distributions from the Trust are attributable to other sources, such distributions (including, but not limited to, long-term and short-term capital gains, interest on other obligations, and investment company taxable income, if any) may be subject to the Personal Income Tax. Michigan Unitholders should consult their tax advisors regarding the applicability of the Personal Income Tax to such distributions based on their individual circumstances.

   The Michigan Single Business Tax was repealed for tax years beginning after December 31, 2007.

   For tax years beginning after December 31, 2007, the Michigan Business Tax ("MBT") applies to all business activity of taxpayers subject to the MBT. The MBT is composed of two taxes: a business income tax on every taxpayer with business activity in Michigan and a modified gross receipts tax on every taxpayer with nexus to Michigan. The MBT generally excludes exempt-interest dividends derived from obligations of the Trust issued by Michigan and its political subdivisions. However, Unitholders subject to the MBT should consult their tax advisors to determine whether, based on such Unitholder's business activity in Michigan or other relevant factors under the MBT, such Unitholder would be subject to the MBT with respect to distributions from the Trust attributable to interest on the obligations held by the Trust, other income or gains of the trust (including long-term or short-term capital gains, interest, and other investment company taxable income, if any), or to the redemption or other disposition of Units in the Trust, as well as the applicability of other Michigan state or local tax laws.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Michigan tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Missouri Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   This section summarizes some of the Missouri tax consequences to residents of the State of Missouri of owning Units of a Missouri Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Missouri taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Missouri or political subdivisions thereof (the "Missouri Bonds") or by the government of Puerto Rico, Guam or the Virgin Islands (the "Possession Bonds" and together with the Missouri Bonds, the "Bonds").

   The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State of Missouri or a political subdivision thereof, or by the government of Puerto Rico, Guam or the Virgin Islands as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, (iii) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation, and (iv) the Trust will be eligible to distribute exempt-interest dividends. This disclosure does not address the taxation of persons other than full-time residents of Missouri.

   Under existing Missouri law:

     (1) Exempt-interest dividends distributed by the Trust that are excluded from gross income for federal income tax purposes and are attributable to interest on the Bonds will be excluded from taxable income for purposes of the Missouri income tax imposed on individuals, trusts, estates (the "Personal Income Tax") and the income tax imposed on certain corporations (the "Corporate Income Tax") (not including banking institutions, credit institutions, credit unions and savings and loan associations), provided the Trust designates such dividends in an annual notice mailed to Unitholders.

     (2) Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Bonds, generally will be subject to the Personal Income Tax.

     (3) Distributions from the Trust, including exempt-interest dividends attributable to interest on the Bonds, may be subject to the franchise taxes imposed on banking institutions, credit institutions, credit unions and savings and loan associations (the "Franchise Taxes").

     (4) Each Unitholder generally will be subject to tax for purposes of the Personal Income Tax and the Franchise Taxes on the gain recognized on the sale or redemption of a Unit.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax and the Corporate Income Tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Missouri tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   New York Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--New York Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the New York State and New York City tax consequences to residents of the State of New York and New York City of owning Units of a New York Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The New York taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of New York or political subdivisions thereof (the "New York Bonds") or by the government of Puerto Rico, Guam or the Virgin Islands (the "Possession Bonds", and together with the New York Bonds, the "Bonds").

   The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State of New York or a political subdivision thereof, or by the government of Puerto Rico, Guam or the Virgin Islands, as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, (iii) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation, and (iv) the Trust will be eligible to distribute exempt-interest dividends. This disclosure does not address the taxation of persons other than full-time residents of the State of New York and New York City.

   Under existing New York law:

     (1) Exempt-interest dividends distributed by the Trust that are excluded from gross income for federal income tax purposes and are attributable to interest on the Bonds will be excluded from taxable income for purposes of the New York State personal income tax imposed by Article 22 of the New York State Tax Law (the "State Personal Income Tax") and the personal income tax imposed by the City of New York under Section 11-1701 of the Administrative Code (the "City Personal Income Tax") .

     (2) Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Bonds, will generally be subject to the State Personal Income Tax and the City Personal Income Tax.

     (3) Distributions, including exempt-interest dividends, distributed by the Trust will generally be subject to the New York State franchise tax imposed on domestic and foreign corporations by Article 9-A of the New York State Tax Law (the "State Corporate Tax") and the general corporation tax imposed by the City of New York on domestic and foreign corporations under Section 11-603 of the Administrative Code of the City of New York (the "City Corporate Tax").

     (4) Each Unitholder generally will be subject to tax for purposes of the State Personal Income Tax, the City Personal Income Tax, the State Corporate Tax and the City Corporate Tax on the gain recognized on the sale or redemption of a Unit.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the State Personal Income Tax, the City Personal Income Tax, the State Corporate Tax and the City Corporate Tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other New York State or New York City tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Ohio Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--Ohio Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Ohio tax consequences to residents of the State of Ohio of owning Units of the Ohio IM-IT (the "Trust"), which is treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Ohio taxing authorities could disagree with any conclusions set forth in this section.

   In the opinion of Squire, Sanders & Dempsey L.L.P., special counsel to the Trust for Ohio tax matters ("Ohio Counsel") assuming the Trust continues to qualify as a regulated investment company under Section 851 of the Code, and that at all times at least fifty percent (50%) of the total assets of the Trust will consist of interest-bearing obligations of the State of Ohio or its political subdivisions or similar obligations of other states or their political subdivisions, then under existing law:

     (1) The Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, municipal, joint economic development district or school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

     (2) Distributions with respect to Units of the Trust ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, municipal, joint economic development district and school district income taxes in Ohio, and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

     (3) Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations") held by the Trust are exempt from the Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

     (4) Distributions properly attributable to interest on Territorial Obligations held by the Trust (the interest on which is exempt from state income taxes under the laws of the United States) are exempt from the Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and provided such interest is excluded from gross income for federal income tax purposes, such Distributions are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

     (5) Distributions properly attributable to proceeds of insurance paid to the Trust representing maturing or matured interest on defaulted obligations held by the Trust that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and will be excluded from the net income base of the Ohio corporation franchise tax.

     (6) Distributions of profit made on the sale, exchange or other disposition by the Trust of Ohio Obligations, including Distributions of "capital gain dividends" as defined in Section 852(b)(3)(C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax and municipal, joint economic development district and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

     (7) Receipts by the Trust of interest, proceeds paid under insurance policies that represent maturing or matured interest on defaulted obligations held by the Trust, and any amount from the sale, exchange or other disposition of capital assets held by the Trust are not subject to the Ohio commercial activity tax. Distributions from the Trust to the Unitholders are not subject to the Ohio commercial activity tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Ohio tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Pennsylvania Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--Pennsylvania Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Pennsylvania state and local tax consequences to residents of the State of Pennsylvania of owning Units of a Pennsylvania Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Pennsylvania taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State, any public authority, commission, board or other agency created by the State or a political subdivision of the State, or political subdivisions thereof (the "Pennsylvania Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds," and, collectively with the Pennsylvania Bonds, the "Bonds").

   The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State or its municipalities, or by the Commonwealth of Puerto Rico as the case may be, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania State and local taxes, (iv) with respect to the Puerto Rico Bonds, the Puerto Rico Bonds and the interest thereon are exempt from all state and local taxation, and (iv) the Trust will be eligible to distribute exempt-interest dividends. This disclosure does not address the taxation of persons other than full-time residents of Pennsylvania.

   Under existing Pennsylvania law at the time of closing, based on the advice of special Pennsylvania tax counsel to the Trust ("Pennsylvania Counsel"):

     (1) Exempt-interest dividends distributed by the Trust attributable to interest on the Bonds, net of Trust expenses, will be exempt from the personal income tax (the "Personal Income Tax") and the corporate income tax (the "Corporate Income Tax"), both of which are imposed under the Pennsylvania Tax Reform Code of 1971, provided certain reporting requirements are satisfied. Exempt-interest dividends distributed by the Trust attributable to interest on the Pennsylvania Bonds, net of Trust expenses, will be exempt from the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances, provided certain reporting requirements are satisfied. Exempt-interest dividends distributed by the Trust attributable to interest on the Puerto Rico Bonds may be subject to the Philadelphia School Tax.

     (2) Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Bonds, will generally be subject to the Personal Income Tax and the Corporate Income Tax. Capital gain dividends distributed by the Trust will be exempt from the Philadelphia School Tax. Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Pennsylvania Bonds and capital gain dividends, will generally be subject to the Philadelphia School Tax.

     (3) Each Unitholder will be subject to tax for purposes of the Personal Income Tax and the Corporate Income Tax on the gain recognized on the sale or redemption of a Share. A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Share for more than six months. If, however, the Share was held by the Unitholder for six months or less, then the gains will be subject to the Philadelphia School Tax.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

   Neither the Sponsor, nor its counsel, nor Pennsylvania Counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Pennsylvania state or local tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

EXPENSES
--------------------------------------------------------------------------------

   General. The Trustee will periodically deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trusts. The Trustee also may withdraw from these Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts. All costs and expenses incurred in creating and establishing the Trusts, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Trusts.

   Sponsor, Supervisor, Evaluator and Trustee. The Sponsor and the Supervisor, which is an affiliate of the Sponsor, will receive the annual fees indicated under "Summary of Essential Financial Information" in Prospectus Part I for providing bookkeeping and administrative services and for providing portfolio supervisory services for the Trusts. These fees may exceed the actual costs of providing these services for a Trust but the total amount received for providing these services to all Van Kampen unit investment trusts will not exceed the total cost of providing the services in any calendar year. The Evaluator will receive the annual evaluation fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for evaluating each Trust's portfolio. For its services the Trustee will receive the fee indicated under "Summary of Essential Financial Information" in Prospectus Part I (which may be reduced as described therein). Part of the Trustee's compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these Accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of bonds and Units on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter.

   Insurance. Premiums for any portfolio insurance are obligations of each Insured Trust and are payable monthly by the Trustee on behalf of the Trust. As bonds covered by a portfolio insurance policy in an Insured Trust are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those bonds. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related bonds.

   Miscellaneous Expenses. The following additional charges are or may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trusts without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). Each Trust will pay the costs associated with updating its registration statement each year. The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell bonds to pay such amounts.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   This prospectus does not contain all the information set forth in the registration statements filed by your Trust with the SEC under the Securities Act of 1933 and the Investment Company Act of 1940 (file nos. 811-2590, 811-2870 and 811-2962). The Information Supplement, which has been filed with the SEC and is incorporated herein by reference, includes more detailed information concerning the bonds in your Trust, investment risks and general information about the Trust. Information about your Trust (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You may obtain information about the Public Reference Room by calling 1-202-942-8090. Reports and other information about your Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

OTHER MATTERS
--------------------------------------------------------------------------------

   Legal Matters. The legality of the Units offered hereby and certain matters relating to federal tax law have been passed upon by Paul, Hastings, Janofsky & Walker LLP. Dorsey & Whitney LLP has acted as counsel to the Trustee.

   Independent Registered Public Accounting Firm. The financial statements included in Prospectus Part I have been audited by Grant Thornton LLP, independent registered public accounting firm, as set forth in their report in Prospectus Part I, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.


Contents of Prospectus Part II
  The Trusts                                     2
  Estimated Current and Long-Term Returns        6
  Public Offering                                6
  Rights of Unitholders                          9
  Insurance on the Bonds in the Insured Trusts  11
  Fund Administration                           12
  Federal Tax Status                            14
  State Trust Risk Factors and Tax Status       17
  Expenses                                      62
  Additional Information                        63
  Other Matters                                 63

Daily Prices
  o Call our 24-Hour Pricing Line
        (800) 953-6785
  o Visit our Unit Trusts Internet Pricing Page http://www.vankampen.com

Account Questions
  o Contact the Trustee
        (800) 856-8487

Learning More About Unit Trusts
  o Contact Van Kampen
        (630) 684-6000
  o Visit our Unit Trusts Internet Product Page http://www.vankampen.com

Additional Information
  You may obtain an Information Supplement that provides more details about your trust and its policies.
  o Visit the SEC Internet Site
        http://www.sec.gov
  o Contact the Trustee
        (800) 856-8487




                                                                      SECPRO0210


                               Prospectus Part II
                                  February 2010


                        Insured Municipals Income Trust

                       Investors' Quality Tax-Exempt Trust

                          Van Kampen Focus Portfolios,
                                Municipal Series

                            Van Kampen Unit Trusts,
                                Municipal Series


                             Van Kampen Funds Inc.




VAN KAMPEN
INVESTMENTS



                             Information Supplement


                         Insured Municipals Income Trust

                      Investors' Quality Tax-Exempt Trust

                 Van Kampen Focus Portfolios, Municipal Series

                    Van Kampen Unit Trusts, Municipal Series

   This Information Supplement provides additional information concerning the risks and operations of the Trusts which is not described in the prospectus for the Trusts. This Information Supplement should be read in conjunction with the Trust's prospectus. This Information Supplement is not a prospectus (but is incorporated into the prospectus by reference), does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the prospectus. Copies of the prospectus can be obtained by contacting the Sponsor's unit investment trust division at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by contacting your broker. This Information Supplement is dated as of the date of Prospectus Part I and all capitalized terms have been defined in the prospectus.


                                Table of Contents

                                                               Page

                Municipal Bond Risk Factors                      2
                Insurance on the Bonds in the Insured Trusts     6
                Portfolio Administration                        18
                Sponsor Information                             19
                Trustee Information                             20
                Termination of the Trust Agreement              21
                Description of Ratings                          21
                State Trust Risk Factors                        23





VAN KAMPEN
INVESTMENTS




                          Municipal Bond Risk Factors

   The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. The types of bonds included in each Trust are described under "Portfolio" in the related Prospectus Part I. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

   General Obligation Bonds and Revenue Bonds. Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors. Some such factors are the entity's tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity's control. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in a Trust, both within a particular classification and between classifications, depending on numerous factors.

   Housing Bonds. Certain of the bonds may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single family mortgage revenue bonds are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issuers and the ability of mortgage insurers to pay claims. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing bonds held by a Trust, the Sponsor at the Date of Deposit is not aware that any of the respective issuers of such bonds are actively considering the redemption of such bonds prior to their respective stated initial call dates.

   Health Care Bonds. Certain of the bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

   Public Utility and Wholesale Electric Bonds. Certain of the bonds may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the bonds to make payments of principal and/or interest on such bonds.

   Water and Sewer Bonds. Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

   Industrial Revenue Bonds. Certain of the bonds may be industrial revenue bonds ("IRBs"). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or effected.

   Lease Obligation Bonds. Certain of the bonds may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "nonappropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefore. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

   Higher Educations and Public Education Bonds. Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the availability and restrictions on the use of endowments and other funds, the uncertainty of continued receipt of federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

   Airport and Transportation Bonds. Certain of the bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints, acts of terrorism and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

   Waste Disposal Bonds. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; and administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a Trust prior to the stated maturity of the bonds.

   Original Issue Discount Bonds. Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on discount bonds at the time they were purchased and deposited in a Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Securities and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Federal Tax Status" in Prospectus Part II. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue.

   Zero Coupon Bonds. Certain of the bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

   "When, as and if Issued" Bonds. Certain of the bonds may have been purchased on a "when, as and if issued" or "delayed delivery" basis. The delivery of any such bonds may be delayed or may not occur. Interest on these bonds begins accruing to the benefit of Unitholders on their respective dates of delivery. To the extent any bonds are actually delivered to a Trust after their respective expected dates of delivery, Unitholders who purchase their Units prior to the date such bonds are actually delivered to the Trustee would be required to adjust their tax basis in their Units for a portion of the interest accruing on such bonds during the interval between their purchase of Units and the actual delivery of such bonds. As a result of any such adjustment, the Estimated Current Returns during the first year would be slightly lower than those stated in the prospectus which would be the returns after the first year, assuming the portfolio of a Trust and estimated annual expenses other than that of the Trustee (which may be reduced in the first year only) do not vary from that set forth in Prospectus Part I. Unitholders will be "at risk" with respect to all bonds in the portfolios including "when, as and if issued" and "delayed delivery" bonds (i.e., may derive either gain or loss from fluctuations in the evaluation of such bonds) from the date they commit for Units.

   Redemption or Sale Prior to Maturity. Certain of the bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

   To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any bonds which might reasonably be expected to have a material adverse effect upon any of the Trusts.

   At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to bonds in a Trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, each Trust has received or will receive opinions of bond counsel to the issuing authorities of each bond on the date of issuance to the effect that such bonds have been validly issued and that the interest thereon is exempt from federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the bonds.

                             Insurance on the Bonds

   Insurance has been obtained by each Insured Trust, by the issuer of bonds in certain Trusts, by a prior owner of such bonds, or by the Sponsor prior to the deposit of such bonds in a Trust guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in such Trust. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II. The Portfolio Insurers, if any, and the Preinsured Bond Insurers are described under "Portfolio" and "Notes to Portfolio" in Prospectus Part I. The Portfolio Insurers, if any, are set forth in the prospectus. An insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as such Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in such policy continue to be held by such Trust (see "Portfolio" for the respective Insured Trust in Prospectus Part I). Any portfolio insurance premium for an Insured Trust, which is an obligation of such Trust, is paid by such Trust on a monthly basis. Non-payment of premiums on a policy obtained by an Insured Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from such Trust. Premium rates for each issue of bonds protected by a policy obtained by an Insured Trust, if any, are fixed for the life of the Trust. The premium for any Preinsured Bond insurance has been paid by such issuer, by a prior owner of such bonds or the Sponsor and any such policy or policies are non-cancelable and will continue in force so long as the bonds so insured are outstanding and the respective Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

   The aforementioned portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For the purposes of insurance obtained by an Insured Trust, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer of a bond defaults in the payment of principal or interest on such bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such bond is accelerated, the affected Portfolio Insurer has the option, in its sole discretion, after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such bond plus accrued interest to the date of such payment and thereby retire the bond from the affected Trust prior to such bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. Insurance obtained by an Insured Trust, if any, is only effective as to bonds owned by and held in such Trust. In the event of a sale of any such bond by the Trustee, such insurance terminates as to such bond on the date of sale.

   Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a bond covered under a portfolio insurance policy obtained by an Insured Trust, has the right to obtain permanent insurance with respect to such bond (i.e., insurance to maturity of the bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such bond. Accordingly, any bond in an Insured Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the affected Trust would receive net proceeds (sale of bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such bonds were sold on an uninsured basis. The insurance premium with respect to each bond eligible for Permanent Insurance would be determined based upon the insurability of each bond as of the Date of Deposit and would not be increased or decreased for any change in the creditworthiness of each bond.

   The Sponsor believes that the Permanent Insurance option provides an advantage to an Insured Trust in that each bond insured by a Trust insurance policy may be sold out of the affected Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the bond so sold (which is not the case in connection with any value attributable to an Insured Trust's portfolio insurance). See "Public Offering--Offering Price" in Prospectus Part II. Because any such insurance value may be realized in the market value of the bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event an Insured Trust were to be comprised of a substantial percentage of bonds in default or significant risk of default, it is much less likely that such Trust would need at some point in time to seek a suspension of redemptions of Units than if such Trust were to have no such option (see "Rights of Unitholders--Redemption of Units" in Prospectus Part II) and (b) at the time of termination of an Insured Trust, if such Trust were holding defaulted bonds or bonds in significant risk of default such Trust would not need to hold such Securities until their respective maturities in order to realize the benefits of such Trust's portfolio insurance (see "Trust Administration--Termination of Trust Agreement" in Prospectus Part II).

   Except as indicated below, insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be the difference between (i) the market value of a bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such bonds not covered by Permanent Insurance. See "Public Offering--Offering Price" in Prospectus Part II. It is also the present intention of the Trustee not to sell such bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because value attributable to the insurance cannot be realized upon sale. See "Public Offering--Offering Price" in Prospectus Part II for a more complete description of an Insured Trust's method of valuing defaulted bonds and bonds which have a significant risk of default. Insurance obtained by the issuer of a bond is effective so long as such bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

   The portfolio insurance policy or policies obtained by an Insured Trust, if any, with respect to the bonds in such Trust were issued by one or more of the Portfolio Insurers. Any other Preinsured Bond insurance policy (or commitment therefor) was issued by one of the Preinsured Bond Insurers. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II.

   ACA Financial Guaranty Corporation ("ACA Financial Guaranty"). ACA Financial Guaranty is an insurance subsidiary of ACA Capital Holding, Inc. that is organized in the State of Maryland. ACA Financial Guaranty assumes credit risk through the issuance of financial guaranty insurance policies across all of its business lines. While ACA is subject to Standard & Poor's Ratings Services ("S&P") guidelines and capital adequacy tests which must be met in order to maintain a rating, as well as internal risk management parameters, its insured risk portfolio contains exposures of various credit qualities.

   On August 8, 2008, ACA Financial Guaranty and counterparties to its structured finance products reached an agreement on a restructuring plan for ACA Financial Guaranty. The plan, approved by the Maryland Insurance Administration, provided for settlement of the structured finance obligations and protection for ACA Financial Guaranty's municipal policyholders. The settlement required that ACA Financial Guaranty make a $209 million cash payment and a distribution of surplus notes. The surplus notes provide the former CDO counterparties and certain other counterparties with what amounts to a 95% economic interest in ACA Financial Guaranty. ACA Financial Guaranty continues to operate as a runoff insurance company and focus on actively monitoring its remaining insured municipal obligations. ACA Financial Guaranty's statutory capital of $174.7 million at September 30, 2008, was down from $414.8 million as of December 31, 2007, reflecting in part the cost of the settlement.

   On December 15, 2008, S&P raised the financial strength, financial enhancement, and issuer credit ratings on ACA Financial Guaranty to B from CCC, with a developing outlook. The upgrade reflects the positive effects of the restructuring transaction completed in August 2008 that settled all outstanding CDO and reinsurance exposures of the company, including the significantly deteriorated CDO of ABS transactions, eliminating a requirement to post a significant amount of collateral to the CDO of ABS counterparties. At the same time, S&P also withdrew the ratings at ACA Financial Guaranty's request.

   The parent company of ACA Financial Guaranty ("ACA") maintains a website at www.aca.com. ACA makes available on their website, free of charge and as soon as reasonably practicable after they file with, or furnish to, the SEC, copies of their most recently filed Annual Report on Form 10-K, all Quarterly Reports on Form 10-Q and all Current Reports on Form 8-K, including all amendments to those reports. In addition, copies of their Corporate Governance Guidelines, Code of Conduct, Code of Ethics for Chief Executive Officer and Senior Financial Officers, Policy Regarding Director Independence Determinations and the governing charters for each Committee of their Board of Directors are available free of charge on the website, as well as in print to any stockholder upon request. The public may read and copy materials they file with the SEC in person at the public reference facility maintained by the SEC at its public reference room at 100 F Street, NE, Washington, DC 20549, and copies of all or any part thereof may be obtained from that office upon payment of the prescribed fees. You may call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room and you can request copies of the documents, upon payment of a duplicating fee, by writing to the SEC. In addition, the SEC maintains a web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding companies, including ACA Financial Guaranty, that file electronically with the SEC.

   The information relating to ACA Financial Guaranty contained above has been furnished by ACA Financial Guaranty or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Ambac Assurance Corporation ("Ambac Assurance"). Ambac Financial Group, Inc., headquartered in New York City, is a holding company incorporated on April 29, 1991. Ambac's activities are divided into two business segments: (i) Financial Guarantee and (ii) Financial Services. Ambac provides financial guarantee insurance for public and structured finance obligations through its principal operating subsidiary, Ambac Assurance Corporation. Ambac Assurance is the successor to the founding financial guarantee insurance company, which wrote the first bond insurance policy in 1971. As a holding company, Ambac is largely dependent on dividends from Ambac Assurance to pay dividends on its common stock, to pay principal and interest on its indebtedness and to pay its operating expenses.

   On June 5, 2008, S&P downgraded Ambac Assurance's insurance financial strength rating to AA from AAA, with negative implications. On June 19, 2008, Moody's Investors Service, Inc. ("Moody's") downgraded Ambac Assurance's insurance financial strength rating from Aaa to Aa3, with a negative outlook. Moody's June 19, 2008 downgrade of Ambac Assurance's insurance financial strength rating reflects Ambac Assurance's overall credit profile in the current environment, including its significantly constrained new business prospects, its impaired financial flexibility and increased expected and stress loss projections among its mortgage-related risk exposures relative to previous estimates. Moody's noted, however, that these risks are mitigated somewhat by Ambac Assurance's substantive capital cushion at the current rating level and that this was an important consideration in arriving at the Aa3 insurance financial strength rating. On November 5, 2008, Moody's downgraded the insurance financial strength rating of Ambac from Aa3 to Baa1, with a developing outlook, as a result of greater than expected mortgage-related losses in the third quarter. On November 19, 2008, S&P lowered its insurance financial strength rating of Ambac to A from AA, with a negative outlook. The November 19, 2008 rating action on Ambac reflects S&P's view that Ambac's exposures in the U.S. residential mortgage sector and particularly the related collateralized debt obligation structures have been a source of significant and comparatively greater-than-competitor losses and will continue to expose the company to the potential for further adverse loss development. On April 13, 2009, Moody's downgraded the insurance financial strength rating of Ambac from Baa1 to Ba3, with a developing outlook, reflecting Ambac's weakened business position and very constrained financial flexibility, as well as its weakened risk adjusted capitalization, as Moody's loss estimates on RMBS securities have increased significantly. In Moody's view, these higher loss estimates increase the estimated capital required to support Ambac's sizable direct RMBS portfolio (including securities owned as well as securities guaranteed) and also the insurer's large portfolio of ABS CDO risks. On June 24, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of Ambac to BBB from A with negative implications. The June 24, 2009 rating action on Ambac reflects S&P's view that Ambac is effectively in runoff and the likelihood of the company continuing as an operating entity capable of writing new business has decreased significantly. On July 28, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of Ambac to CC from BBB, with a developing outlook. The July 28, 2009 rating action on Ambac reflects S&P's view of the significant deterioration in the Ambac's insured portfolio of nonprime residential mortgage-backed securities and related CDOs, which has required the company to strengthen reserves to account for higher projected claims. In S&P's view, the additional reserves will have a significant negative effect on operating results, which will likely cause surplus to decline to below regulator-required minimums. On July 29, 2009, Moody's downgraded the insurance financial strength rating of Ambac from Ba3 to Caa2, with a developing outlook, reflecting Moody's belief that, as a result of Ambac's recently announced large loss reserve increase and credit impairment charge estimated for the second quarter of 2009 which would reduce Ambac's regulatory capital to levels below the required minimum threshold, there will be increased pressure on Ambac's counterparties to commute outstanding exposures on terms that could imply a distressed exchange.

   There have been a number of recent developments with respect to ratings actions by the rating agencies. In light of the ongoing nature of ratings actions or announcements by the rating agencies, one should consult announcements by the rating agencies, the websites of the rating agencies and Ambac's website for the then current publicly available information. These ratings actions have had a significant impact on Ambac Assurance's ability to compete in the financial guarantee business. As a result of these rating agency actions, as well as investor concern with respect to these actions, Ambac Assurance and its operating subsidiaries have been able to originate only a de minimis amount of new financial guarantee business since November 2007.

   Ambac Assurance is subject to insurance regulatory requirements of the States of Wisconsin and New York, and the other jurisdictions in which it is licensed to conduct business. Statutory capital and surplus was $1,554,448 and $3,316,443 at December 31, 2008 and 2007, respectively. Qualified statutory capital was $3,484,057 and $6,422,605 at December 31, 2008 and 2007, respectively. Statutory net income (loss) for Ambac Assurance was ($4,034,666), $53,964 and $788,989 for 2008, 2007 and 2006, respectively. Statutory capital and surplus differs from stockholders' equity determined under GAAP principally due to statutory accounting rules that treat loss reserves, consolidation of subsidiaries, premiums earned, policy acquisition costs and deferred income taxes differently.

   The parent company of Ambac Assurance, Ambac Financial Group, Inc. ("Ambac Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information can be read and copied at the SEC's public reference room at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding companies that file electronically with the SEC, including Ambac Company. These reports, proxy statements and other information can be read at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York, 10005. Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and (212) 668-0340.

   The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Assured Guaranty Corp. ("Assured Guaranty") and Assured Guaranty Municipal Corp. ("Assured Municipal") (formerly Financial Security Assurance, Inc. ("FSA")). Assured Guaranty, a subsidiary of Assured Guaranty Ltd. ("Assured"), is organized in the State of Maryland and provides financial guaranty insurance to both the municipal and structured finance sectors. Assured Municipal, also a subsidiary of Assured, is a separately capitalized company organized in the State of New York and provides municipal bond insurance.

   On July 1, 2009, Assured completed the purchase of Financial Security Assurance Holdings Ltd. ("FSAH"), the parent of financial guaranty insurance company, FSA, from Dexia Holdings Inc. (the "FSAH Acquisition"). Effective November 9, 2009, FSA was renamed Assured Guaranty Municipal Corp. In certain states, Assured Guaranty Municipal Corp. may operate under its prior name, Financial Security Assurance Inc.

   On July 1, 2009, S&P published a Research Update in which it affirmed its "AAA" counterparty credit and financial strength ratings on Assured Guaranty and Assured Municipal. At the same time, S&P revised its outlook on Assured Guaranty to negative from stable and continued its negative outlook on Assured Municipal. S&P cited as a rationale for its actions the large single risk concentration exposure that Assured and Assured Municipal retain to Belgium and France related to the residual exposure to FSAH's financial products segment prior to the posting of collateral by Dexia S.A., a Belgian corporation, in October 2011, all in connection with the FSAH Acquisition.

   On November 21, 2008, Moody's downgraded the insurance financial strength rating of Assured Guaranty from Aaa to Aa2, primarily reflecting Moody's updated view on Assured Guaranty's exposure to weakness inherent in the financial guaranty business model. Also on November 21, 2008, Moody's downgraded the insurance financial strength rating of FSA from Aaa to Aa3, reflecting Moody's view of FSA's diminished business and financial profile resulting from its exposure to losses on U.S. mortgage risks and disruption in the financial guaranty business more broadly. On November 12, 2009, Moody's downgraded the insurance financial strength rating of Assured Guaranty from Aa2 to Aa3, with a negative outlook. Moody's November 12, 2009 downgrade results from Moody's review of the performance of Assured's mortgage-backed securities ("RMBS") exposures. Moody's said that adverse trends in RMBS loss estimates have had varying effects on Assured's main insurance subsidiaries.

   For the fiscal year ended December 31, 2008, Assured reported 2008 net income of $68.9 million, an increase of $372.2 million over the net loss of $303.3 million that Assured reported for 2007. The improvement in 2008 was principally due to the change in unrealized gains and losses on credit derivatives. Assured had after-tax unrealized gains on credit derivatives of $57.1 million ($0.64 per diluted share) in 2008 as compared to after-tax unrealized losses on credit derivatives of $480.0 million ($7.06 per diluted share) in 2007. Operating income was $74.5 million in 2008, a decrease of 58% from $178.0 million in 2007. Operating income in 2008 benefited from a $102.1 million increase in net earned premiums and a $34.5 million increase in net investment income compared to 2007 as a result of the growth of Assured's financial guaranty business in 2008. However, the increase in net earned premiums and net investment income was more than offset by a $260.0 million increase in loss and loss adjustment expenses ($201.7 million after-tax) and a $40.1 million increase in incurred losses on credit derivatives ($30.9 million after tax) compared to 2007. In both periods, the majority of the loss and loss adjustment expenses and incurred losses on credit derivatives were largely associated, either directly or indirectly, with the credit deterioration of U.S. residential mortgage-backed securities.

   In January 2009, Assured Guaranty finalized an agreement with CIFG Assurance North America, Inc. to assume a diversified portfolio of financial guaranty contracts totaling approximately $13.3 billion of net par outstanding. Assured Guaranty received $75.6 million, which included $85.7 million of upfront premiums net of ceding commissions and approximately $12.2 million of future installments related to this transaction.

   Assured maintains a website at www.assuredguaranty.com, and makes available on their website, free of charge and as soon as reasonably practicable after they file with, or furnish to, the SEC, copies of their most recently filed Annual Report on Form 10-K, all Quarterly Reports on Form 10-Q and all Current Reports on Form 8-K, including all amendments to those reports. In addition, copies of their Corporate Governance Guidelines, Code of Conduct, Code of Ethics for Chief Executive Officer and Senior Financial Officers, Policy Regarding Director Independence Determinations and the governing charters for each Committee of their Board of Directors are available free of charge on the website, as well as in print to any stockholder upon request. The public may read and copy materials they file with the SEC in person at the public reference facility maintained by the SEC at its public reference room at 100 F Street, NE, Washington, DC 20549 and copies of all or any part thereof may be obtained from that office upon payment of the prescribed fees. You may call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room and you can request copies of the documents, upon payment of a duplicating fee, by writing to the SEC. In addition, the SEC maintains a web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding companies, including Assured, that file electronically with the SEC.

   The information contained above relating to Assured Guaranty and Assured Municipal and their parent company, Assured, is based upon publicly available information, or upon information that has been provided by the ratings agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Berkshire Hathaway Assurance Corp ("BHAC"). BHAC is a bond insurance company created by Berkshire Hathaway, Inc. ("Berkshire") in December 2007, to insure municipal and state bonds initially in New York, and later in states including California, Puerto Rico, Texas, Illinois, and Florida. On February 12, 2008, CEO Warren Buffett announced a plan to add up to $5 billion in capital to BHAC to enable it to provide reinsurance on municipal bonds currently guaranteed by Ambac, MBIA, and FGIC.

   Berkshire is a holding company owning subsidiaries engaged in a number of diverse business activities. The most important of these are insurance businesses conducted on both a primary basis and a reinsurance basis. Berkshire also owns and operates a large number of other businesses engaged in a variety of activities, as identified herein. Berkshire is domiciled in the state of Delaware, and its corporate headquarters is located in Omaha, Nebraska.

   Berkshire's insurance companies maintain capital strength at exceptionally high levels. This strength differentiates Berkshire's insurance companies from their competitors. Collectively, the aggregate statutory surplus of Berkshire's U.S. based insurers was approximately $51 billion at December 31, 2008 and $62 billion at December 31, 2007. The decline in statutory surplus in 2008 was primarily due to declines in market values of equity securities. On April 11, 2008, S&P assigned an initial rating of AAA to BHAC's insurance financial strength, with a stable outlook. On April 25, 2008, Moody's assigned an initial rating of Aaa to BHAC's insurance financial strength, with a stable outlook. On April 8, 2009, Moody's downgraded the insurance financial strength rating of BHAC from Aaa to Aa1, with a stable outlook. This downgrade reflects Moody's view concerning "the impact on Berkshire's key businesses of the severe decline in equity markets over the past year as well as the protracted economic recession." Moody's noted that Berkshire is also exposed to heightened volatility in its earnings and capital base related to market value fluctuations within its large portfolio of equity derivatives. On February 4, 2010, S&P lowered the financial strength rating of BHAC from AAA to AA+, with a stable outlook. The February 4, 2010 rating action was taken in anticipation of Berkshire's acquisition of Northern Santa Fe Corporation reflecting S&P's expectation that a significant part of the internal cash for the acquisition will come from Berkshire's core insurance operations and that Berkshire's overall capital adequacy has weakened to levels no longer consistent with a AAA rating and is not expected to return to extremely strong levels in the near term.

   As of December 31, 2008, Berkshire had total assets of $267 billion and total liabilities of $154 billion.

   The information relating to BHAC and its affiliates contained above has been furnished by BHAC or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   CIFG Assurance North America, Inc. ("CIFG"). CIFG, through its operating companies CIFG Assurance North America, Inc., a New York corporation, and CIFG Europe, provides financial guarantees for transactions in the public finance, structured finance, and infrastructure finance markets in the United States, Europe and around the world.

   On March 6, 2008, Moody's downgraded the insurance financial strength ratings of CIFG from Aaa to A1, with a stable outlook. This rating action reflects Moody's assessment of CIFG's weakened capitalization, impaired business opportunities, and uncertain strategic direction, as a result, in part, of its exposures to the US residential mortgage market. Moody's believed that CIFG's significant exposure to the mortgage sector, especially ABS CDOs is indicative of a risk posture far greater than would be consistent with a Aaa rating going forward. The company's participation in several mezzanine ABS CDOs, in particular, contributed to this view. The rating agency noted that CIFG is implementing significant changes to its governance and risk management to address some of the shortcomings of its prior strategy. Moody's added that CIFG, as the smallest and most recent entrant to the financial guaranty sector, has not yet established a market position on par with its larger competitors and that the ongoing credit stress at the firm significantly weakened its franchise, raising questions about the degree to which it will be able to regain market traction within a reasonable timeframe. CIFG's profitability is likely to remain weak over the near to intermediate term, particularly given the losses that are likely to be generated by its insurance portfolio, the expected reduced issuance volume, and the limited in-force book of business, said Moody's. On May 20, 2008, Moody's downgraded the insurance financial strength ratings of CIFG to Ba2 from A1, with direction uncertain, reflecting the high likelihood that, absent material developments, the company will fail minimum regulatory capital requirements in New York and Bermuda due to expected significant increases in modeled loss reserves on ABS CDOs. In Moody's view, the breach of such regulatory capital requirements would put the company in a precarious position, especially in light of the solvency provisions embedded in its CDS exposures. On October 28, 2008, Moody's downgraded the insurance financial strength rating of CIFG from Ba2 to B3, with direction uncertain, reflecting Moody's expectation of substantially higher mortgage-related losses arising from CIFG's insured portfolio, as well as the possibility that certain troubled exposures could be commuted. On January 22, 2009, Moody's upgraded the insurance financial strength rating of CIFG from B3 to Ba3, with a developing outlook, reflecting the strengthened capital adequacy profile of CIFG following its restructuring and the commutation of substantially all of its ABS CDO risks. Also on January 22, 2009, S&P raised the insurance financial strength rating of CIFG to BB from B, with a developing outlook. S&P's January 22, 2009 upgrade results from the completion of CIFG's restructuring plan involving key policyholders, creditors, and equity owners (counterparties) who had hedged their ABS CDO and commercial real estate CDO exposures with CIFG and which were significantly affected by defaults and downgrades of the underlying collateral. On June 15, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of CIFG to CC from BB, with a negative outlook, reflecting S&P's view of the significant deterioration in the company's insured portfolio of nonprime residential mortgage-backed securities, which has necessitated that CIFG strengthen reserves to account for the higher projected claims. On August 20, 2009, Moody's downgraded the insurance financial strength ratings of CIFG from Ba3to Caa2, resulting from significant deterioration in the company's remaining insured portfolio since January, 2009 when CIFG initiated a broad restructuring. On November 11, 2009, Moody's downgraded the insurance financial strength ratings of CIFG from Caa2 to Ca. Also on November 11, 2009, Moody's announced that it will withdraw the insurance financial strength rating of CIFG. The November 11, 2009 rating actions reflect Moody's view that material deterioration in CIFG's insured portfolio adversely affected the guarantor's capital adequacy profile and Moody's believes that CIFG may no longer have sufficient financial resources to pay all insurance claims.

   As of December 31, 2008, CIFG had net admitted assets of $306 million and total liabilities of $306 million. As of March 31, 2009, total surplus as regards policyholders increased from a negative ($2.6) billion in 2008 to $87.9 million in 2009. The increase in surplus was due to the commutation and capital contribution described above, offset by continued deterioration that resulted in higher loss reserves on the remaining insured portfolio. Additionally, surplus was also reduced due to the reinsurance agreement with Assured Guaranty which closed in January 2009. Under the reinsurance agreement, Assured Guaranty agreed to assume a diversified portfolio of financial guaranty contracts totaling approximately $13.3 billion of net par outstanding. CIFG's surplus position as of March 31, 2009 caused the company to fail aggregate, and single-risk statutory capital requirements.

   The information relating to CIFG and its affiliates contained above has been furnished by CIFG or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Financial Guaranty Insurance Company ("FGIC"). FGIC is a wholly owned subsidiary of FGIC Corporation. The company provides financial guaranty insurance and other forms of credit enhancement for public finance and structured finance obligations. FGIC typically guarantees the scheduled payments of principal and interest on an issuer's obligations when due. FGIC is licensed to write financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and, through a branch, the United Kingdom.

   The deterioration in the U.S. housing and mortgage markets and the global credit markets, which accelerated in the fourth quarter of 2007 and continued throughout 2008, has adversely affected the company's business, results of operations and financial condition. Specifically, the company incurred significant losses related to its exposure to certain collateralized debt obligations of asset-backed securities, which are backed primarily by subprime residential mortgage-backed securities, and to certain residential mortgage-backed securities, primarily backed by second-lien mortgages. As a result of these losses, FGIC's statutory capital and surplus position was substantially reduced below historical levels. In addition, the company's financial strength and credit ratings were downgraded by various rating agencies during 2008. The company has ceased writing new business and does not currently have any plans to recommence writing new financial guarantee business in the foreseeable future and there can be no assurance that the company will ever be able to recommence writing new business.

   Prior to the fourth quarter of 2007, FGIC's financial strength was rated "Aaa" by Moody's "AAA" by S&P, and "AAA" by Fitch Ratings, Inc. ("Fitch"). Moody's, S&P and Fitch have since completed several assessments of FGIC's capital adequacy in relation to the company's exposure to ABS CDOs which are backed primarily by subprime RMBS, and its exposure to first-lien and second-lien RMBS. As a result of these assessments, Moody's, S&P and Fitch downgraded the financial strength ratings of FGIC. As of March 31, 2008, Fitch had downgraded FGIC from AA to BBB with Rating Watch Negative; Moody's had downgraded FGIC from A3 to Baa3; and S&P had downgraded FGIC from A to BB. On June 20, 2008, Moody's downgraded the insurance financial strength rating of FGIC from Baa3 to B1, reflecting FGIC's severely impaired financial flexibility and proximity to minimum regulatory capital requirements relative to Moody's estimates of expected case losses. The financial strength ratings downgrades have adversely impacted the company's ability to generate new business and, unless restored, will impact the company's future business, operations and financial results. On November 24, 2008, S&P lowered its insurance financial strength rating of FGIC to CCC from BB, with a negative outlook. S&P's November 24, 2008 downgrade results from FGIC's exposure to nonprime and second-lien mortgages and related collateralized debt obligations of asset-backed securities. On December 19, 2008, Moody's downgraded the insurance financial strength rating of FGIC from B1 to Caa1, with a negative outlook, reflecting Moody's expectation of higher mortgage-related losses arising from FGIC's insured portfolio and the constrained liquidity and financial flexibility of the holding company. On March 24, 2009, Moody's downgraded the insurance financial strength rating of FGIC from Caa1 to Caa3, with a negative outlook, reflecting Moody's expectation of higher mortgage-related losses arising from FGIC's insured portfolio, insufficient claims paying resources to cover Moody's estimate of expected loss, and the constrained liquidity and financial flexibility of FGIC's holding company. Also on March 24, 2009, Moody's withdrew the insurance financial strength rating of FGIC. On April 22, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of FGIC to CC from CCC, with a negative outlook. Also on April 22, 2009, S&P withdrew the ratings on FGIC and the counterparty credit rating on the holding company, FGIC Corporation because of S&P's expectation that timely and comprehensive financial information will no longer be available.

   As of December 31, 2008, FGIC had net admitted assets of approximately $4,947 million and total liabilities of approximately $4,955 million. Statutory-basis surplus of FGIC at December 31, 2008 was $505.5 million.

   On November 24, 2009, FGIC announced that pursuant to an order of the New York Insurance Department, the company must suspend any and all claims payments until it has removed the impairment of its capital and restored to compliance its minimum surplus to policyholders requirement.

   Copies of FGIC's most recent generally accepted accounting principles and statutory accounting practices financial statements are available upon request to: Financial Guaranty Insurance Company, 125 Park Avenue, New York, NY 10017,
Attention: Corporate Communications Department. Financial Guaranty's telephone number is (212) 312-3000.

   The information relating to FGIC and its affiliates contained above has been furnished by FGIC or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   National Public Finance Guarantee Corporation ("National Guarantee") (formerly MBIA Insurance Corp. of Illinois ("MBIA Illinois")). MBIA, Inc., a Connecticut corporation, conducts its financial guarantee business through though its wholly-owned subsidiaries MBIA Insurance Corporation ("MBIA Corp.") and MBIA Illinois. MBIA Corp. is the successor to the business of the Municipal Bond Insurance Association, which began writing financial guarantees for municipal bonds in 1974. MBIA Corp. is the parent of MBIA Capital Markets Assurance Corporation ("CapMAC"), a financial guarantee insurance company that was acquired by MBIA Corp.

   On June 5, 2008, S&P downgraded MBIA Corp.'s insurance financial strength rating to AA from AAA. On June 19, 2008, Moody's downgraded the insurance financial strength ratings of MBIA Corp. and its insurance affiliates from Aaa to A2. Moody's June 19, 2008 downgrade of MBIA Corp. and its insurance affiliates reflects MBIA Corp.'s limited financial flexibility and impaired franchise, as well as the substantial risk within its portfolio of insured exposures and a movement toward more aggressive capital management within the group. On November 7, 2008, Moody's downgraded the insurance financial strength rating of MBIA Corp. and its insurance affiliates from A2 to Baa1, with a developing outlook. Moody's November 7, 2008 downgrade of MBIA Corp. and its insurance affiliates reflects MBIA Corp.'s diminished business and financial profile resulting from its exposure to losses from US mortgage risks and disruption in the financial guaranty business more broadly. On February 18, 2009, Moody's downgraded the insurance financial strength rating of MBIA Corp. from Baa1 to B3, with a developing outlook, reflecting MBIA Corp.'s substantial reduction in claims-paying resources relative to the remaining higher-risk exposures in its insured portfolio, given the removal of capital, and the transfer of unearned premium reserves associated with the ceding of its municipal portfolio to MBIA Illinois, as well as the continued deterioration of MBIA Corp.'s insured portfolio of largely structured credits, with stress reaching sectors beyond residential mortgage-related securities. Also on February 18, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of MBIA Corp. to BBB+ from AA, with a negative outlook. The February 18, 2009 rating action on MBIA Corp. reflects S&P's view that MBIA Corp.'s retained insured portfolio lacks sufficient sector diversity and with time could become more concentrated, and that MBIA Corp.'s 2005-2007 vintage direct RMBS, CDO of ABS, and other structured exposures are subject to continued adverse loss development that could erode capital adequacy. At the same time, S&P lowered the counterparty credit and financial strength ratings of MBIA Illinois to AA- from AA, reflecting MBIA Illinois's uncertain business prospects and capital. On June 5, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of MBIA Corp. to BBB from BBB+, with a negative outlook, resulting from MBIA Corp.'s increased loss assumptions on its 2005-2007 vintage direct RMBS and CDO of ABS and a change in the assumed tax benefit of tax-loss carryforwards. Also on June 5, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of National Guarantee to A from AA-, with a negative outlook, reflecting S&P's view of National Guarantee's uncertain business and capital-raising prospects. On September 28, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of MBIA Corp. to BB+ from BBB, with a negative outlook, reflecting S&P's view that macroeconomic conditions continue to contribute to losses on the group's structured finance products.

   Virtually all of the insurance policies issued by MBIA Corp. provide an unconditional and irrevocable guarantee of the payment to a designated paying agent for the holders of the insured obligations of an amount equal to the payment of the principal of, and interest or other amounts owing on, insured obligations when due or, in the event that MBIA Corp. has the right, at its discretion, to accelerate insured obligations upon default or otherwise, upon such acceleration by MBIA Corp. In addition, certain of MBIA Corp.'s insurance policies guarantee payments due under credit or other derivatives, including termination payments that may become due upon the occurrence of certain events. On February 25, 2008, MBIA Corp. announced that it ceased insuring new credit derivative contracts within its insurance operations except in transactions related to the reduction of existing derivative exposure. In the event of a default in payment of principal, interest or other insured amounts by an issuer, MBIA Corp. promises to make funds available in the insured amount generally on the next business day following notification. MBIA Corp. generally has an agreement with a bank which provides for this payment upon receipt of proof of ownership of the obligations due, as well as upon receipt of instruments appointing the insurer as agent for the holders and evidencing the assignment of the rights of the holders with respect to the payments made by the insurer.

   Because MBIA Corp. generally guarantees to the holder of the underlying obligation the timely payment of amounts due on such obligation in accordance with its original payment schedule, in the case of a default on an insured obligation, payments under the insurance policy cannot be accelerated against MBIA Corp., except in certain limited circumstances, unless MBIA Corp. consents to the acceleration. In the event of a default, however, MBIA Corp. may have the right, in its sole discretion, to accelerate the obligations and pay them in full. Otherwise, MBIA Corp. is required to pay principal, interest or other amounts only as originally scheduled payments come due. Typically, even if the holders are permitted by the terms of the insured obligations to have the full amount of principal, accrued interest or other amounts due, declared due and payable immediately in the event of a default, MBIA Corp. is required to pay only the amounts scheduled to be paid, but not in fact paid, on each originally scheduled payment date. MBIA Corp.'s payment obligations after a default vary by deal and by insurance type. There are three primary types of policy payment requirements: i) timely interest and ultimate principal; ii) ultimate principal only at final maturity; and iii) payments upon settlement of individual collateral losses as they occur upon erosion of deal deductibles.

   At December 31, 2008, the net par amount outstanding on MBIA Corp.'s insured U.S. public finance obligations (including obligations assumed from FGIC) was $554 billion. At December 31, 2008, net insurance in force, which includes all insured debt service, was $908 billion. At December 31, 2008, the net par amount outstanding on MBIA Corp.'s insured obligations, including insured obligations of MBIA UK, MBIA Mexico, and CapMAC but excluding obligations that were ceded or assigned to MBIA Illinois as of January 1, 2009 and also excluding $8.4 billion of MBIA insured investment agreements and medium-term notes for MBIA Asset Management, LLC ("MBIA Asset Management") was $233 billion. Net insurance in force for the above portfolio, which includes all insured debt service, at December 31, 2008 was $290 billion.

   As of December 31, 2008, MBIA, Inc. had admitted assets of $30 billion (unaudited), total liabilities of $29 billion (unaudited), and total capital and surplus of $3.5 billion (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. MBIA, Inc. recorded a net loss of $2.7 billion, or $12.29 per share, for the full year 2008, compared with a net loss of $1.9 billion, or $15.17 per share, for the full year 2007.

   On February 18, 2009, MBIA, Inc., the parent company of MBIA, announced the restructuring of its financial guaranty insurance operations following the approval of the New York and Illinois insurance regulators. The restructuring involves the segregation of its financial guaranty insurance operations into two separately capitalized sister companies, with MBIA Illinois assuming the risk associated with its US municipal exposures, and with MBIA insuring the remainder of the portfolio, including all international and structured finance exposures. Business recently ceded to MBIA from FGIC has been assigned to MBIA Illinois. To provide additional protection for its municipal bond policyholders, MBIA Illinois has also issued second-to-pay policies for the benefit of the policyholders covered by the reinsurance and assignment. The second-to-pay policies, which are a direct obligation of MBIA Illinois, will be held by The Bank of New York Mellon as insurance trustee. These policies provide that if MBIA or FGIC, as applicable, do not pay valid claims of their policyholders, the policyholders will then be able to make a claim directly against MBIA Illinois under the second-to-pay policies. MBIA Illinois intends to apply for approval to redomesticate from Illinois to New York. On March 19, 2009, MBIA Illinois formally changed its name to National Public Finance Guarantee Corporation. National Guarantee is a wholly owned subsidiary of MBIA, Inc. and independently capitalized with $5.5 billion in claims-paying resources as of June 30, 2009. In certain states, National Public Finance Guarantee Corporation may operate under its prior name, MBIA Insurance Corp. of Illinois.

   The information relating to MBIA and its affiliates contained above has been furnished by MBIA or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Radian Asset Assurance, Inc. ("Radian"). Radian Group Inc. ("Radian Group") is a global credit risk management company headquartered in Philadelphia with significant operations in New York and London. Financial guaranty insurance typically provides an unconditional and irrevocable guaranty to the holder of a financial obligation of full and timely payment of principal and interest when due.

   On March 12, 2009, Moody's downgraded the insurance financial strength rating of Radian, as well as the ratings of its operational affiliates, from A3 to Ba1, with a stable outlook, reflecting the substantial deterioration in the credit profile of Radian Guaranty, the group's main mortgage insurance operating company and parent of Radian, coupled with increased loss estimates on Radian's pooled corporate exposures. On November 24, 2009, S&P lowered the financial strength, financial enhancement, and corporate credit ratings of Radian to BB from BBB- and left the ratings on CreditWatch with negative implications, reflecting S&P's view that adverse loss development in Radian's insured portfolio has resulted in higher capital charges and could result in further losses.

   As of December 31, 2008, Radian had total assets of $8.1 billion, total liabilities of $6.1 billion, and had statutory policyholders' surplus of $968 million and a contingency reserve of $515 million.

   The information relating to Radian and its affiliates contained above has been furnished by Radian or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Syncora Guarantee Inc. ("Syncora Guarantee") (formerly XL Capital Assurance Inc. ("XLCA")). On March 17, 2006, XL Capital Ltd formed Syncora Holdings Ltd ("Syncora Holdings"), (formerly known as Security Capital Assurance Ltd), as a wholly-owned Bermuda based subsidiary holding company. On July 1, 2006, XL Capital Ltd contributed all its ownership interests in its financial guarantee insurance and financial guarantee reinsurance operating businesses to Syncora Holdings. The aforementioned operating businesses included Syncora Guarantee.

   In February 2008, Moody's downgraded the insurance financial strength ratings of XLCA to A3 from Aaa. On June 20, 2008, Moody's downgraded the insurance financial strength rating of XLCA from A3 to B2, reflecting XLCA's severely impaired financial flexibility and proximity to minimum regulatory capital requirements relative to Moody's estimates of expected case losses. On October 24, 2008, Moody's downgraded the insurance financial strength rating of Syncora Guarantee Inc. ("Syncora Guarantee", formerly XLCA). On November 18, 2008, S&P lowered its insurance financial strength rating of Syncora Guarantee to B from BBB- with developing expectations. S&P's November 18, 2008 downgrade resulted from the Syncora Guarantee's delay in implementing its restructuring plan and slow progress in its negotiations with counterparties of its collateralized debt obligation of asset-backed securities exposure. On January 29, 2009, S&P lowered the issuer credit and financial strength ratings of Syncora Guarantee to CC from B, with a negative outlook. S&P's January 29, 2009 downgrade resulted from S&P's recent update to its distressed exchange criteria. On March 9, 2009, Moody's downgraded the insurance financial strength rating of Syncora Guarantee from Caa1 to Ca, with a developing outlook, as a result of the large loss reserve and credit impairment charges taken by Syncora Guarantee on its mortgage-related exposures during the fourth quarter, which have resulted in a $2.4 billion statutory deficit at Syncora Guarantee as of December 31, 2008. Moody's said that Syncora Guarantee's capital position is now below minimum statutory capital regulations under New York law, which heightens the risk of regulatory action. On April 27, 2009, S&P revised the financial strength and financial enhancement ratings of Syncora Guarantee to R from CC (an issuer rated "R" by S&P is under regulatory supervision because of its financial condition). Also on April 27, 2009, S&P revised the counterparty credit rating of Syncora Guarantee to D from CC (an issuer rated "D" by S&P has failed to pay one or more of its financial obligation when it became due). S&P's April 27, 2009 rating actions resulted from Syncora Guarantee's announcement that pursuant to an order of the New York Insurance Department, the company must suspend any and all claims payments until it has restored its policyholders' surplus to a level greater than or equal to $65 million, the minimum the state requires.

   As a result of the material increase in adverse development relating to anticipated claims on its guarantees of ABS CDOs and reserves for unpaid losses and loss adjustment expenses on its guarantees of RMBS recorded during 2008, Syncora Guarantee reported a statutory policyholders' deficit of $2.4 billion as of December 31, 2008. Operating expenses were $230.8 million for the year ended December 31, 2008, an increase of $131.9 million or 133.4%, as compared to $98.9 million for 2007.

   The public can read and copy any materials Syncora Holdings files with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, DC 20549. The public can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers, including Syncora Holdings, that file electronically with the SEC. The address of the SEC's website is http://www.sec.gov. Syncora Holdings' Internet website address is http://www.syncora.com. The information contained on Syncora Holdings' website is not incorporated by reference into this Annual Report on Form 10-K or any other of Syncora Holdings' documents filed with or furnished to the SEC. Syncora Holdings makes available free of charge, including through Syncora Holdings' Internet website, Syncora Holdings' Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.

   The information relating to Syncora Guarantee and its affiliates contained above has been furnished by Syncora Guarantee or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   The extent of state insurance regulation and supervision varies by jurisdiction, but New York and most other jurisdictions have laws and regulations prescribing permitted investments and governing the payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings.

   In order to be in an Insured Trust, bonds must be insured by one of the Preinsured Bond Insurers or be eligible for the insurance being obtained by such Trust. In determining eligibility for insurance, the Preinsured Bond Insurers and the Portfolio Insurers, if any, have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers and the Portfolio Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the bonds in the portfolios of the Insured Trusts are insured either by the respective Trust or by the issuer of the bonds, by a prior owner of such bonds or by the Sponsor prior to the deposit of such bonds in a Trust.

   An objective of portfolio insurance obtained by an Insured Trust, if any, is to obtain a higher yield on the portfolio of such Trust than would be available if all the bonds in such portfolio had an S&P "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the bonds. There is, of course, no certainty that this result will be achieved. Preinsured Bonds in an Insured Trust (all of which are rated "AAA" by S&P) may or may not have a higher yield than uninsured bonds rated "AAA" by S&P. In selecting such bonds for an Insured Trust, the Sponsor has applied the criteria hereinbefore described.

   In the event of nonpayment of interest or principal, when due, in respect of a bond, a Portfolio Insurer shall make such payment after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers and the Preinsured Bond Insurers, if any, are substantially identical insofar as obligations to an Insured Trust are concerned.

   The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, counsel for the Sponsor at the time of the closing of the Insured Trust, had given an opinion to the effect such payment of proceeds would be excludable from federal gross income to the extent described under "Federal Tax Status" in Prospectus Part II.

   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of bond or portfolio insurance.

   The information relating to each Portfolio Insurer, if any, has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

                            Portfolio Administration

   The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the bonds designated by the Supervisor as the Trustee in its sole discretion may deem necessary. The Supervisor, in designating such bonds, will consider a variety of factors including (a) interest rates, (b) market value and (c) marketability. The Sponsor may direct the Trustee to dispose of bonds upon default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest or other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Supervisor the retention of such bonds would be detrimental to the interest of the Unitholders. In connection with the Insured Trusts to the extent that bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said bonds, the overall quality of the bonds remaining in such Trust's portfolio will tend to diminish. Except as described in this section and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unitholders or if there is no alternative, the Trustee is not empowered to sell bonds from an Insured Trust which are in default in payment of principal or interest or in significant risk of such default and for which value has been attributed for the insurance obtained by such Insured Trust. Because of restrictions on the Trustee under certain circumstances, the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units in an Insured Trust. See "Rights of Unitholders--Redemption of Units" in Prospectus
Part II. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of bonds in the event of an advanced refunding.

   The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the bonds to issue new obligations in exchange or substitution for any bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if
(1) the issuer is in default with respect to such bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying bonds, the Trustee is required to give notice thereof to each Unitholder of the Trust thereby affected, identifying the bonds eliminated and the bonds substituted therefore. Except as stated herein and under "Fund Administration--Replacement Bonds" in Prospectus Part II regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by a Trust of any securities other than the bonds initially deposited is not permitted.

   If any default in the payment of principal or interest on any bonds occurs and no provision for payment is made therefore within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted bond and not be liable for any depreciation or loss thereby incurred.

                              Sponsor Information

   Van Kampen Funds Inc. is the Sponsor of the Trusts. Van Kampen Funds Inc. is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $99 billion under management or supervision as of December 31, 2009. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley & Co. Incorporated ("Morgan Stanley"), a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. On October 19, 2009, Morgan Stanley announced that it had reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction ("Transaction") includes a sale of the unit investment trust business, including the Sponsor. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010. The Sponsor's principal office is located at 522 Fifth Avenue, New York, New York 10036. As of December 31, 2009, the total stockholders' equity of Van Kampen Funds Inc. was $161,397,932 (unaudited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

   Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the SEC, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

                              Trustee Information

   The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 856-8487. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trusts. Such records shall include the name and address of, and the certificates issued by the Trusts to, every Unitholder of the Trusts. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the bonds held in the Trusts.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                       Termination of the Trust Agreement

   A Trust may be terminated at any time by consent of Unitholders of 51% of the Units of such Trust then outstanding (or with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, by consent of Unitholders of 75% of the Units of such Trust then outstanding) or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement provides that each Trust shall terminate upon the redemption, sale or other disposition of the last bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement in the case of an IM-IT, an IM-IT Laddered Series, an Investment Grade Municipal, an Investment Grade Municipal Limited Maturity Trust, an IM-IT Discount, a U.S. Territorial IM-IT, a Long-Term State or a National Quality Trust, or beyond the end of the year preceding the twentieth anniversary of the Trust Agreement in the case of a Strategic Municipal Trust Intermediate Series, an IM-IT Limited Maturity Trust, an IM-IT Intermediate Trust, a State Intermediate Trust, a State Intermediate Laddered Maturity Trust, an IM-IT Short Intermediate Trust, an Investment Grade Municipal Intermediate Trust and a Quality Municipals Income Trust Limited Maturity Series. In the event of termination of any Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of such Trust maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any bond then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other government charges. The sale of bonds in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholder shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

   Notwithstanding the foregoing, in connection with final distributions to Unitholders of an Insured Trust, it should be noted that because the portfolio insurance obtained by an Insured Trust, if any, is applicable only while bonds so insured are held by such Trust, the price to be received by such Trust upon the disposition of any such bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any bond or bonds if retention of such bond or bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to, situations in which a bond or bonds so insured have deteriorated market prices resulting from a significant risk of default. Since the Preinsured Bonds will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Preinsured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted bond or bonds become due and applicable insurance proceeds have been received by the Trustee.

                             Description of Ratings

   Standard & Poor's, A Division of the McGraw-Hill Companies. A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt bond. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

   The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

   The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

   The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

     II.  Nature of and provisions of the obligation.

     III. Protection afforded by, and relative position of, the bond in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA--This is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA--An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A--An obligation rated "A" is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: A provisional rating ("p") assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

   Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                               State Risk Factors

   Arizona Risk Factors

   Economic Condition and Outlook. The Arizona Department of Economic Security, Research Administration's (RA's) forecast update for 2007-08 shows Arizona's economy is expected to continue adding jobs over the two-year period. This forecast update calls for growth of 113,700 nonfarm jobs, with growth rates of 2.40% in 2007 and 1.70% in 2008. This suggests that the economy is slowing more than RA's earlier forecasts had predicted. RA's forecast in April was 3.70% for 2007 and 3.00% for 2008. Arizona's economy is nevertheless expected to perform better than the national economy over the two-year period. Global Insight, national economic consultant, forecasts that the nation's nonfarm jobs will grow by 1.40% in 2007 and by 1.10% in 2008.

   Economic expansion outside of the United States helps maintain growth in Arizona industries dependent on exports, such as natural resources and mining and tourism-related industries. Arizona's population growth is expected to continue at about the same pace of 6.10% over two years, according to RA's Population Statistics Unit.

   While job growth rates are projected to decrease during 2007-08, Arizona's economy is expected to experience improving growth trends as some of the affects subside in the housing and finance (mortgage) industries. Population growth will eventually remove the surplus of unsold homes on the current market and provide the impetus of increasing demand for housing.

   Natural resources and mining is projected to continue its strong growth, with 13.30% in 2007 and 6.00% in 2008. Almost 2,000 new jobs are expected to be added in Arizona's fastest growing industry. Demand for copper and other natural resource material is expected to remain strong in both the United States and abroad. In Arizona's rural areas and smaller urban counties, mining activity is projected to bolster other parts of the local economy.

   Construction was projected to lose 2,400 jobs in 2007 and 12,100 jobs in 2008. The slowdown in the housing market and a tightening lending market hastens the construction employment losses. Much of the recent impacts from the sub-prime lending and adjustable-rate mortgage loans are expected to cause various private sector driven adjustments to lending practices.

   Manufacturing forecasts called for a loss of about 900 jobs in 2007 and 300 in 2008. At .60% of its overall employment, manufacturing's losses over the two-year forecast period are relatively small. Recent losses in this sector have been the result of Arizona factory closures and consolidations in the computer and electronic parts sector. Continued military demand is expected to support aerospace product and parts and fabricated metal job growth.

   Trade, transportation, and utilities employment were expected to have lower job growth than forecast in April 2007 as a result of the reduction in the growth rate of consumer spending and wavering consumer confidence. Despite this slowdown, trade, transportation, and utilities is forecast to add the largest number of jobs of any major industry group - 27,000 during the forecast period. As has been the case for several earlier years, higher fuel and energy process are expected to continue to challenge transportation companies and consumers.

   Information technology and related industries are forecast to lose slightly more than 600 jobs in 2007 and then gain 300 jobs in 2008. Recent employment trends in this industry have begun to shift away from several years of losses.

   Job growth in the financial activities industry was projected to slow in 2007 as the financial industry adjusts with credit tightening and restructuring. In 2008, economic and population growth is forecast to bolster this industry despite weakness in the housing market. The financial activities group is forecast to add 2,200 jobs in 2007 and 3,300 jobs in 2008.

   Professional and business services were projected to add 24,400 jobs, with 3.90% growth in 2007 and 2.20% next year. The slowing rates of growth are a result of the overall slowdown in the economy. Job growth is expected to be fairly good in professional, scientific, and technical services, while the other sectors will bear more of the brunt of the economic slowdown.

   Educational and health services were projected to gain 23,000 jobs during the forecast period. The forecast for this industry is only slightly below that of the April 2007 figures. New health care facilities and schools continue to need staffing and will be necessary to meet population demands.

   Leisure and hospitality are projected to add more than 21,500 jobs. This industry is projected to do well from the domestic traveler seeking to explore Arizona and the Southwest, and from travelers from foreign markets taking advantage of the lower value of the U.S. dollar. This industry reached new record highs in 2006 and 2007, despite drought-related weather conditions in the Southwest.

   Other services is projected to add almost 8,700 jobs during the forecast period and represents the second largest percentage gain of any major industry group with increases of 5.10% in 2007 and 3.30% in 2008.

   Government job growth is projected to slow slightly, as demand for public services continues from a growing population. Government is forecast to add more than 17,500 jobs over the forecast period.

   In conclusion, Arizona's economy showed considerable job growth in 2006 -- the fastest job growth state in the nation at 5.40%. However, considerable signs of a slowing national and local economy have caused RA's forecast update to show downward revisions to growth in 2007 and 2008. Regardless, over the forecast period, Arizona's economy is expected to outpace the national economy, which is expected to grow by 1.40% in 2007 and 1.10% in 2008, compared to Arizona's 2.50% and 1.70% growth, respectively.

   Major Initiatives. The Governor's fiscal year 2007 Budget reflects a balanced approach. It emphasizes strategic tax relief and economic incentives that offer enduring benefits to taxpayers and to the State at large. It also modernizes State assets and strengthens vital programs that, during the last three years, bore the brunt of the State's fiscal austerity.

   Children. The fiscal year 2007 Budget provided additional funding of; (1) $7.850 million to increase Child Care provider rates to the 75th percentile of the 2000 Market Rate Survey; (2) $19.530 million for KidsCare Outreach, to reach young, needy children and provide them with proper medical insurance; and
(3) $2.149 million for Adoptions Services caseload growth.

   Education. The fiscal year 2007 Budget provided additional funding of $80.000 million to expand Voluntary Full Day Kindergarten to all school districts and $43.875 million to comply with court orders for English language learners.

   Law Enforcement. The fiscal year 2007 Budget provided additional funding of $38.400 million for salary increases for law enforcement personnel within the Department of Corrections, Department of Public Safety, and the Department of Juvenile Corrections; this funding is in addition to the Statewide salary increase for State workers.

   College Students. The fiscal year 2007 Budget sought to improve access to and the quality of University education by raising the match for financial aid to 2:1, increasing the State's contribution from $2.161 million to $7.161 million to help more Arizonans afford a college degree and minimize tuition.

   Healthcare. The fiscal year 2007 Budget provided additional funding of; (1) $61.089 million for growth in the Arizona Long-Term Care System; (2) $17.400 million for an increase in the developmentally disabled population receiving long-term care services; (3) $8.184 million for the purchase of vaccines for children and for first time, high-risk, low-income adults; and (4) $1.565 million for Dual Eligible Medicare Part-D co-pays for physical and mental health medications, to ensure that elderly low-income persons continue to receive medication.

   Public Safety. The fiscal year 2007 Budget provided $10.000 million from the General Fund to expand multi-jurisdiction immigration control efforts, including local law enforcement grants; and $7.000 million from the General Fund for an additional 100 sworn officer positions in the Gang and Immigration Intelligence Team Enforcement Mission, of which 50 are for border security and immigration.

   Tax Reductions. The fiscal year 2007 Budget provided total tax and other revenue reductions of $448.000 million primarily including; (1) a 5.00% reduction ($156.000 million) in individual income tax rates; (2) a three year elimination (fiscal year07 impact of $215.000 million) of a 42 cent property tax, the County Equalization Tax; (3) an increase in the threshold for businesses to pay Transaction Privilege Tax estimated payments from $100 thousand to $1.000 million, resulting in a one-time revenue loss of $55.000 million; and (4) other new tax reductions of $18.000 million, primarily including a $10.000 million corporate income tax credit for donations to private school tuition organizations and a $5.000 million health insurance premium tax credit.

   Businesses. The fiscal year 2007 Budget provided $35.000 million to fund Innovation Arizona, which will invest in science-based research with strategic value to Arizona's long-term competitiveness and quality of life.

   Transportation. The fiscal year 2007 Budget increased transportation spending by $345.00 million including; (1) $245.00 million from the General Fund deposited to the Statewide Transportation Acceleration Needs Account
(STAN); (2) $62.00 million from the State Highway Fund deposited into the STAN; and (3) $38.00 million in additional Highway User Revenue Fund monies distributed to local jurisdictions.

   Arizona Veterans. The fiscal year 2007 Budget provided $10.000 million to build the Southern Arizona State Veterans' Home and $1.125 million for 25 new veteran benefit counselors, support staff, and veteran outreach programs statewide.

   State Employees. The operation of State government is made possible through the 70,500 State employees who devote their working lives to public service. The fiscal year 2007 Budget recognized the value of State employees and provided; (1) $129.687 million for a $1,650 per FTE salary adjustment and a 2.50% performance adjustment; (2) pay raises for law enforcement personnel at the Department of Public Safety ($2.768 million), Department of Juvenile Corrections ($1.510 million), and Department of Corrections ($25.751 million);
(3) $3.100 million in pay raises for psychiatrists and nurses at the Arizona State Hospital; and (4) $28.700 million to cover increased health insurance premium costs for State employees.

   Initiatives such as those discussed above clearly illustrate the dynamic impact that can occur when State Government optimizes its existing resources for the benefit of the people it serves and makes the most prudent investments in its infrastructure.

   General Fund. The General Fund ended the June 30, 2007, fiscal year with $1.1 billion in unreserved fund balance and an $841.391 million reserved fund balance for a total fund balance of $1.9 billion. The previous year's total fund balance was $2.3 billion. Included in the $841.391 million reserved fund balance is $673.531 million for the Budget Stabilization Fund. The Budget Stabilization Fund is a form of Rainy Day Fund established by the Legislature in 1991.

   Cash Management. The responsibility for cash management of the State is shared by the Office of the Treasurer (Treasurer) and the General Accounting Office of the Department of Administration, Financial Services Division (GAO). The Treasurer is responsible for the depository, custodial and investment functions of cash. The GAO is responsible for drawing down monies available for State functions and the expenditure or disbursement of those monies. The State requires that Treasurer's deposits and investments with financial institutions be entirely covered by federal depository insurance or alternatively collateralized with surety equal to 102% of the deposit or investment. Component units may have collateralization policies that differ from those of the Treasurer. The Legislature has passed statutes authorizing State investments. The Treasurer deposits receipts in accordance with applicable statutes and invests excess cash of the General Fund and various other funds. All interest, not otherwise apportioned by law, is deposited in the General Fund.

   Budgetary Controls. Budgetary control is maintained through legislative appropriation and the executive branch allotment process. The Governor is required to submit an annual budget to the Legislature. The budget is legally required to be adopted through passage of appropriation bills by the Legislature and approval by the Governor. The appropriated funds are controlled by the executive branch through an allotment process. This process generally allocates the appropriation into quarterly allotments by legal appropriation level. The State also maintains an encumbrance accounting system to further enhance budgetary control. Encumbered amounts generally lapse as of the end of the fiscal year, with the exception of capital outlay and other continuing appropriations. These appropriations and their encumbrances continue from year to year.

   The State is responsible for establishing and maintaining an internal control structure designed to ensure that the assets of the State are protected from loss, theft or misuse and to ensure that adequate accounting data are compiled to allow for the preparation of financial statements in conformity with U.S. GAAP. Internal accounting controls are designed to provide reasonable, but not absolute, assurance that these objectives are met. The concept of reasonable assurance recognizes that: (1) the cost of a control should not exceed the benefits likely to be derived and (2) the valuation of costs and benefits requires estimates and judgments by management. In the opinion of management, the State's internal controls are adequate to provide reasonable assurance that these objectives are met.

   Risk Management. The State purchases property and liability coverage whenever available on reasonable terms. The State is insured by an approved property insurer for claims in excess of $3.500 million, but less than $450.000 million, and liability claims in excess of $2.000 million for the Universities and the School for the Deaf and Blind and $7.000 million for all other state agencies, but less than $100.000 million. The State also maintains first dollar aircraft liability, hull, and airport liability coverage up to $200.000 million. Other purchased coverages include fidelity, foreign liability, medical malpractice (limited to the University of Arizona's medical professional staff), nuclear property, nuclear liability, and employment practices. The State's self-insurance fund provides property and liability coverage for claims less than or in excess of this coverage, or whenever coverage, such as workers' compensation and medical malpractice for non-University of Arizona professional staff, is unavailable on reasonable terms.

   The Risk Management Fund (RMF) deficit of $299.841 million in fiscal year 2007 is primarily due to the RMF receiving annual funding only for expected paid claims (self-insured and excess insurance expenditures, legal and other claim related expenditures, and administrative expenditures), and not being funded for non-current accrued insurance losses. Accrued insurance losses of the RMF are not considered when determining funding for each fiscal year.

   Ratings. As of May 2009, Arizona was assigned an issuer credit rating of AA by S&P and Aa3 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Arizona issuers may be unrelated to the creditworthiness of obligations issued by the State of Arizona, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Arizona trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Arizona trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Arizona trust to pay interest on or principal of such bonds.

   Your Arizona trust is susceptible to political, economic or regulatory factors affecting issuers of Arizona municipal obligations (the "Arizona Municipal Obligations"). These include the possible adverse effects of certain Arizona constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Arizona and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Arizona or contained in Official Statements for various Arizona Municipal Obligations.

   Arkansas Risk Factors

   Economic Outlook. Arkansas is a noted leader in the South for its favorable business climate and low cost of doing business. The average cost of living for all of Arkansas' Metropolitan Statistical Areas is consistently below the national average. Businesses also enjoy low tax obligations through a variety of incentives, exemptions, credits and refunds. Targeted business incentives provide start-up companies a 33 percent transferable income tax credit for research and development, a 10 percent payroll tax credit for up to 5 years, and sales and use tax refunds for equipment and building materials. Targeted businesses are those that grow knowledge-based businesses from the intellectual property generated by Arkansas' research universities.

   In fiscal year 2007, wage and salary employment in Arkansas rose to 1,204,660 jobs. This represented an increase of 14,390 jobs or 1.2 percent compared to fiscal year 2006. In fiscal year 2008, wage and salary employment is expected to reach 1,215,740 jobs. This represents a projected increase of 11,070 jobs or 0.9 percent from fiscal year 2007.

   In fiscal year 2007, actual net available general revenues collected totaled $4,467.9 million, of which $4,058.6 million was distributed to state agencies and a $409.3 million surplus was deposited to the Arkansas General Revenue Allotment Reserve Fund. This amount is $233.6 million, or 6.1 percent above the net available distribution of fiscal year 2006. The general revenue distribution included a one-time transfer of $22.0 million from the Arkansas Property Tax Relief Trust Fund.

   Fiscal year 2008 net available general revenue collections are estimated at $4,346.1 million, an increase of $287.5 million or 7.1 percent over fiscal year 2007. The net general revenues distributed for fiscal year 2008 will not include transfers in from the Property Tax Relief Trust Fund or Revenue Allotment Reserve Fund that was the case in fiscal year 2006 and fiscal year 2007.

   Major Initiatives. The Arkansas State Highway and Transportation Department maintained over 16,000 miles of highways and completed construction projects such as resurfacing of existing highways, replacing bridges, adding passing lanes, and building new roads during fiscal year 2007. As a result of the projects over half of Arkansas' interstate system has been rehabilitated and in 2006, 72 percent of Arkansas' interstates were rated "good."

   The National Math and Science Initiative (NMSI) awarded Arkansas a $13.2 million, six-year grant in August 2007 to allow schools to implement research-proven training and incentive methods to improve the performance of students in Advanced Placement (AP) and Pre-AP courses so that they are better prepared for college-level work in math, science and engineering. Only seven states received the NMSI grants. The U.S. Department of Education recognized Arkansas in 2007 as being at the forefront in implementing rigorous learning standards for students.

   Act 1954 of 2005 merged the Arkansas Department of Health with the Arkansas Department of Human Services to create the Arkansas Department of Health and Human Services. The consolidation of the two departments created the largest state agency in Arkansas, with a workforce of 10,000 employees. During fiscal year 2007, the Department of Health and Human Services launched several core initiatives that will, over time, have a profound impact on the consumer and the cost of health care. These include several new technology initiatives that will enable better access to services for consumers and maximize limited state resources. Act 386 of 2007 reversed the merger and returned the two agencies back to separate agencies. The two agencies will continue to work cooperatively to address the health and human service needs of the citizens of Arkansas and to carry out the initiatives that have been put into place.

   Revenues and Expenditures. Deficit spending has been prohibited by statute in Arkansas since 1945. The Revenue Stabilization Act controls spending by state agencies and prohibits deficit spending. The Revenue Stabilization Act requires that, before any state spending can take place, the Arkansas General Assembly must make an appropriation and funds must be available in the fund from which the appropriation has been made. The State is prohibited from borrowing money to put into any state fund from which appropriations can be paid.

   Act 750 of 1973, as amended, established Arkansas' Revenue Stabilization Law. This law and related legislation govern the administration and distribution of state revenues. Pursuant to the Stabilization Law, all general and special revenues are deposited into the Arkansas General Revenue Allotment Account and the Arkansas Special Revenue Allotment Account according to the type of revenue being deposited. From the General Revenue Allotment Account, 3% of all revenues are first distributed to the Constitutional Officers Fund and the Central Services Fund to provide support for the States' elected officials and their staffs and the Department of Finance and Administration.

   The balance, net of income tax refunds, is then distributed to separate funds proportionately as established by the Stabilization Law. From the Arkansas Special Revenue Fund, 3% of all special revenues collected by the Department of Finance and Administration and 1.5% of all special revenues collected by other agencies are first distributed to provide support for the State's elected officials, their staffs, and DFA. The balance is then distributed to the funds for which the special revenues were collected. Special revenues, which are primarily user taxes, are generally earmarked for the program or agency providing the related services. General revenues are transformed into funds established and maintained by the treasurer for major programs and agencies of the State in accordance with fund priorities established by the Arkansas General Assembly.

   According to the Stabilization Law, the Arkansas General Assembly establishes three levels of priority for general revenue spending, levels "A," "B," and "C." Successive levels of appropriations are funded only in the event sufficient revenues have been generated to fully fund any prior level. Accordingly, appropriations made to programs and agencies are only maximum authorizations to spend. Actual expenditures are limited to the lesser of (1) moneys flowing to a program or agencies' fund maintained by the treasurer or
(2) the maximum appropriation by the Arkansas General Assembly. Because state revenues are not collected throughout the year in a pattern consistent with program and agency expenditures, a budget revolving fund, which receives interest earnings for Arkansas fund investments, has been established and is utilized to assure proper cash flow during any period.

   Debt Management. The Constitution of the State of Arkansas does not limit the amount of general obligation bonds, which may be issued by the State; however, no such bonds may be issued unless approved by the voters of the State at a general election or special election held for that purpose. Although the State of Arkansas defaulted on some of its general obligation debt during the depression in the late 1930s, it has not failed to pay the principal and interest on any of its general obligations when due since that time.

   Act 496 of 1981, as amended, the Arkansas Water Resources Development Act of 1981 ("Act 496"), authorizes the issuance of Arkansas Water Resources Development General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 496 was approved by the electors of the State at the general election on November 2, 1982. All bonds issued under the authority of this act are direct general obligations of the State and are secured by an irrevocable pledge of the full faith, credit, and resources of the State. The total principal amount of bonds issued during any fiscal biennium may not exceed $15 million, and the total principal of all bonds issued under Act 496 may not exceed $100 million. The bonds were issued to provide financing for the development of water resources projects in the State of Arkansas approved and implemented by the Arkansas Soil and Water Conservation Commission. Repayment of financial assistance provided for the development of the projects is first used to repay the bonds; any remaining debt service requirement is paid from general revenues. No bonds were issued under this act in fiscal year 2007.

   Act 686 of 1987, as amended, the Arkansas Waste Disposal and Pollution Abatement Facilities Financing Act of 1987 ("Act 686"), authorizes the issuance of Arkansas Waste Disposal and Pollution Abatement Facilities General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 686 was approved by the electors of the State at the general election on November 8, 1988. All bonds issued under the authority of this act are direct general obligations of the State and are secured by an irrevocable pledge of the full faith, credit, and resources of the State. The total principal amount of bonds issued during any fiscal biennium may not exceed $50 million, and the total principal of all bonds issued under Act 686 may not exceed $250 million unless the General Assembly by law authorizes a greater amount to be issued. The bonds are issued to provide financing for the development of waste disposal and pollution abatement facilities projects in the State of Arkansas. Repayment of financial assistance provided for the development of the projects is first used to repay the bonds; any remaining debt service requirement is paid from general revenues. Arkansas did not issue any bonds under Act 686 in fiscal year 2007.

   Act 683 of 1989, as amended, the Arkansas College Savings Bond Act of 1989, as amended ("Act 683"), authorizes the State to issue College Savings General Obligation Bonds. All bonds issued under the authority of this act are direct general obligations of the State and are secured by an irrevocable pledge of the full faith, credit, and resources of the State. The act limited the total principal amount to approximately $300 million with no more than $100 million being issued in any fiscal biennium unless the General Assembly of the State shall, by law, authorize a greater principal amount thereof to be issued. The College Series bonds were issued to provide funds to finance capital improvements projects at state institutions of higher education. The bonds are payable from the net general revenues of the State and investment earnings on the proceeds of the bonds. No bonds were issued under this act in the 2007 fiscal year.

   Act 607 of 1997 authorized the Arkansas Soil and Water Conservation Commission (subsequently the Arkansas Natural Resources Commission) to issue Water, Waste Disposal, and Pollution Abatement Facilities General Obligation Bonds. All bonds issued under the authority of this act are general obligations of the State and are secured by an irrevocable pledge of the full faith, credit, and resources of the State. The act limited the total principal amount to approximately $300 million with no more than $60 million being issued during any fiscal biennium for nonrefunding purposes unless the General Assembly by law authorizes a greater amount to be issued. The bonds were issued to provide financing for the development of water, waste disposal, pollution abatement, drainage and flood control, irrigation, and wetland preservation facilities projects in the State. Repayment of financial assistance provided for the development of the projects is first used to repay the bonds; any remaining debt service requirement is paid from general revenues. In fiscal year 2007, $12.4 million of bonds were issued under this act.

   Act 1027 of 1999 and a statewide election conducted June 15, 1999, authorized the State to issue Federal Highway Grant Anticipation and Tax Revenue General Obligation Bonds. All bonds issued under the authority of this act are general obligations of the State and are secured by an irrevocable pledge of the full faith, credit, and resources of the State. The act limited the total principal amount to $575 million to be issued in several series of various principal amounts. The bonds were issued to pay the cost of reconstructing and renovating the interstate highways and related facilities in the State of Arkansas. The bonds are payable primarily from Federal Interstate Maintenance Funds and by state revenues derived from the tax on diesel fuel at the rate of 4 cents per gallon.

   Act 1282 of 2005 authorized the State to issue Higher Education General Obligation Bonds. All bonds issued under the authority of this act are direct general obligations of the State and are secured by an irrevocable pledge of the full faith, credit, and resources of the State. The act limited the total principal amount to approximately $250 million. However, the total outstanding principal amount of Higher Education General Obligation Bonds issued under Act 1282 of 2005 and the College Savings Bond Act of 1989 shall not have scheduled debt service payments on a combined basis in excess of $24 million in any one fiscal year. The Higher Education General Obligation Bonds were issued to provide funds to finance technology and facility improvements for state institutions of higher education and to refund certain outstanding bonds. The bonds are payable from the net general revenues of the State and investment earnings on the proceeds of the bonds. In fiscal year 2007, $242.9 million of bonds were issued under this act.

   Counties and municipalities may issue general obligation bonds (pledging an ad valorem tax), special obligation bonds (pledging other specific tax revenues) and revenue bonds (pledging only specific revenues from sources other than tax revenues). School districts may issue general obligation bonds (pledging ad valorem taxes). Revenue bonds may also be issued by agencies and instrumentalities of counties, municipalities and the State of Arkansas but, as in all cases of revenue bonds, neither the full faith and credit nor the taxing power of the State of Arkansas or any municipality or county thereof is pledged to the repayment of those bonds. Revenue bonds can be issued only for public purposes, including, but not limited to, industry, housing, health care facilities, airports, port facilities and water and sewer projects.

   In November 2004, Arkansas voters approved Amendment 82 to the Arkansas Constitution to allow the State to issue general obligation bonds for projects that create 500 jobs and have an investment of $500 million. Pursuant to Amendment 82, bond issuance is limited to 5 percent of state general revenues during the most recent year, which currently would allow an issuance of approximately $191 million in bonds. Changes to legislation governing threshold limits and allowing the director the discretion to increase incentives in highly competitive situations by approving rebates have provided Arkansas additional tools to attract industry.

   The General Assembly has enacted Act 1981 of 2007, which is implementing legislation for Amendment 82. Under Act 1981, the Governor and the General Assembly will approve or disapprove each proposed issuance of bonds under Amendment 82. As of June 30, 2007, no proposed issue of any such bonds had been considered. The State is unable to predict the timing or amount of any such future issuance.

   Arkansas engaged in two significant bond issues during fiscal year 2007. The Arkansas Natural Resources Commission issued $12 million of Pollution Revenue Bonds and the Department of Higher Education issued $243 million of general obligation bonds. The total outstanding general obligation bonded indebtedness, including special obligation and other debt instruments, of the governmental fund types of Arkansas as of June 30, 2007, was approximately $970 million. Arkansas had approximately $248 million in debt service funds as of June 30, 2007 so Arkansas' net bonded debt was $724,050 million.

   Ratings. As of May 2009, all outstanding general obligation bonds of the State of Arkansas are rated AA by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agency. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Arkansas issuers may be unrelated to the creditworthiness of obligations issued by the State of Arkansas, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Arkansas trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Arkansas trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Arkansas trust to pay interest on or principal of such bonds.

   Your Arkansas trust is susceptible to political, economic or regulatory factors affecting issuers of Arkansas municipal obligations (the "Arkansas Municipal Obligations"). These include the possible adverse effects of certain Arkansas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Arkansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various state and local agencies in Arkansas or contained in Official Statements for various Arkansas Municipal Obligations.

   California Risk Factors

   Economic Outlook. Since 2008, the State of California, along with the United States, has been experiencing the most severe economic recession since the 1930s. Falling home prices, reduced credit availability, decreasing investment values and growing job losses, among other factors, have weighed heavily on the California economy. The mounting number of unemployed in the State has also resulted in sharp declines in consumer spending and anticipated tax revenues, increasing the financial strain on hard-hit industries and on government spending plans. The current fiscal stress and liquidity problems facing the State have been exacerbated by the national recession and ongoing turmoil in the global financial and credit markets. While analysts have suggested that the housing market may be stabilizing and consumer spending appears to be nearing a bottom, any upturn in the current economy is projected to be slow due to the State's high unemployment, weak consumer spending, contracted credit markets and lack of any industrial or technological change to propel a rapid recovery. There can be no assurance that the negative economic and fiscal trends will not continue or become more difficult.

   California's unemployment rate in November 2009 rose to 12.3%, compared to 8.3% in November 2008 and employment growth in the State fell by 5.5% during that same year-over-year period. Despite month-to-month variability in recent employment data, job losses and the rate of unemployment in the State have moderated significantly since May 2009. The slowdown in the State's job growth continues to affect all industry sectors.

   Infrastructure Planning. Despite the recession and budget problems, California has continued to invest in maintaining and improving the State's infrastructure. In November 2009, the administration proposed to place bond measures on the ballot in the November 2010 general elections for voters to consider authorizing $11.14 billion of new general obligation bonds for various purposes including water management, drought relief and groundwater protection. The State has aggressively pursued and secured federal stimulus money under the American Recovery and Reinvestment Act of 2009 to fund various other projects including energy development, water and sanitation management, transportation and education.

   Current Budget. The Budget Act for the 2009-10 fiscal year (the "2009 Budget Act"), enacted on February 20, 2009, authorized total General Fund spending of $92.2 billion and projected total General Fund resources of $97.7 billion for the fiscal year ended June 30, 2010. The $5.5 billion difference between General Fund resources and expenditures was expected to cover the 2008-09 budget deficit of $2.3 billion and build up a balance reserve of $3.2 billion in the 2009-10 fiscal year. The 2009 Budget Act assumed that the State would implement all of the Governor's proposed budget-balancing solutions, which were subsequently rejected by voters in the May 19 special election creating a budget shortfall of $5.8 billion for the 2009-10 fiscal year.

   The May Revision to the 2009 Budget (the "May Revision"), released on May 14, 2009 and updated on June 5, 2009, projected General Fund expenditures of $83.5 billion and General Fund resources of $89.1 billion. The May Revision also estimated a budget deficit of $21.3 billion as of June 30, 2010 (due primarily to the defeat of the Governor's proposals, sharp declines in revenue since the issuance of the 2009 Budget Act and a projected deficit of $6.2 billion for the 2008-09 fiscal year), absent any corrective actions. The May Revision proposed to close the operating deficit through additional spending reductions, consolidation of certain State agencies and a number of fee-shifting measures. Assuming all of the proposed budget solutions in the May Revision are adopted, the Governor projected a General Fund reserve of $4.5 billion as of the 2009-10 fiscal year-end.

   An amendment to the 2009 Budget Act (the "2009 Budget Amendment"), enacted on July 28, 2009, authorized General Fund expenditures of $84.6 billion and projected General Fund resources of $89.5 billion for the 2009-10 fiscal year. The 2009 Budget Amendment was adopted in response to a projected budget deficit of $26.3 billion, $5 billion more than the estimated budget deficit in the May Revision, due primarily to further deterioration of the State's fiscal condition since May 2009 and the government's delay in enacting corrective measures. The 2009 Budget Amendment predicted that California's budget situation is likely to remain "challenging" for some time because the State's recovery from the current recession is not expected to be as robust as in prior years and because several of the enacted budget solutions are one-time or short-term measures. Preliminary projections in the 2009 Budget Amendment also suggest that the State will face another significant budget shortfall in subsequent fiscal years.

   The State's Legislative Analyst's Office, a non-partisan fiscal and policy adviser ("LAO"), released its "California Fiscal Outlook" report on November 30, 2009 (the "LAO Report"). The LAO Report stated that 2009-10 General Fund revenues are expected to deteriorate by approximately $1.5 billion compared to projections in the 2009 Budget Amendment. The LAO Report also projected that General Fund spending in the current fiscal year had increased by $4.9 billion compared to the 2009 Budget Amendment and estimated a deficit of $6.3 billion as of June 30, 2010, absent corrective actions.

   Future Budgets. The Governor's Budget for the 2010-11 fiscal year ("2010 Governor's Budget"), released on January 8, 2010, authorized General Fund expenditures of $82.9 billion and projected General Fund resources of $85.5 billion for the 2010-11 fiscal year. The 2010 Governor's Budget also projected an $18.9 billion deficit as of June 30, 2011, absent corrective actions, due to an estimated $6.6 billion deficit as of the end of current fiscal year and an additional $12.3 billion deficit resulting from ongoing revenue shortfalls and reduced or eliminated budget solutions. The 2010 Governor's Budget proposed to close the operating deficit by recoupment of funds from the U.S. Government for federally mandated programs and substantial reduction in General Fund expenditures in 2010 and 2011. With the implementation of the proposed corrective actions, the Governor's Budget projects an available $1.0 billion reserve at the end of the 2010-11 fiscal year.

   The Sponsor cannot predict what actions will be taken in the future by the Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

   Significant Deterioration of State Finances. Although the 2009 Budget Act was in operating balance at the time it was adopted in February 2009, the sinking economy and the turmoil in the financial markets caused General Fund revenues to decline faster and farther than expected. At the same time, the worldwide credit contraction, including in the municipal bond market, resulted in a dramatic decrease in the normal volume of bond and note transactions, which limited the State's ability to obtain necessary financing. In July and August 2009, the State Controller was forced to issue nearly $2.6 billion in registered warrants
(IOUs) to pay non-mandated State obligations to prevent a severe cash deficit. The IOUs were able to be redeemed by recipients with interest beginning on September 4, 2009. Since many of the legislative actions taken to balance the 2009 Budget Amendment were either one-time actions, involved loans to be repaid or relied on temporary revenue increases or federal stimulus, the State has projected budget deficits of $18.9 billion in fiscal year 2010-11, absent additional budget solutions.

   Deficit Solutions. Given the deteriorating economic conditions and the rapidly expanding General Fund deficit, the Governor declared fiscal emergencies on January 10, 2008, December 1, 2008, and July 1, 2009 and called three special sessions of the California Legislature on November 6, December 1, and December 19, 2008 to resolve the budget imbalances, enact economic stimulus and address the State's liquidity problems. In conjunction with the release of the 2010 Governor's Budget on January 8, 2010, the Governor declared a fiscal emergency and called a special session of the Legislature.

   For the 2008-09 and 2009-10 fiscal years, the Governor suspended the annual transfers to the Budget Stabilization Account required by Proposition 58, passed by California's voters in 2004. Proposition 58 requires that, beginning in the 2007-08 fiscal year, the State transfer into the Budget Stabilization Account by September 30 of each year a specified portion of estimated General Fund revenues until the account balance reaches $8 billion or 5% of the estimated General Fund revenues, whichever is greater, absent an executive order by the Governor. The Governor issued such executive orders for 2008-09 and 2009-10 fiscal years.

   On February 19, 2009, the legislature passed the 2009 Budget Act, nearly 5 months before the statutory deadline for approval of the annual budget, which the Governor signed on February 20, 2009. The 2009 Budget Act included an unprecedented 17-month budget package, covering the final months of the 2008-09 fiscal year and the current fiscal year, and addressed the $41.6 billion deficit through a number of budget-balancing proposals. Five of the proposals in the 2009 Budget Act required the approval of California voters who subsequently rejected the measures in the statewide special election in May 2009. Additional measures were proposed in the 2009 May Revision and its July 1 addendum to offset the $26.3 billion budget deficit. The 2009 Budget Amendment adopted $24.1 billion in budget solutions and adjusted the estimated available reserve as of June 30, 2010 to $500 million. Since the 2009 Budget Act, the State has enacted $51.9 billion in budget solutions ($31 billion in spending reductions, $12.5 billion in additional taxes and $8.4 billion in other measures) and secured $8 billion in federal stimulus money to supplement State programs.

   In its LAO Report, the LAO forecasts that California will need to address a General Fund deficit of $6.3 billion as of the end of current fiscal year because of the State's inability to implement several budget solutions assumed in the 2009 Budget Amendment. Absent prompt legislative action, the LAO further projected that the General Fund deficit will increase to $23 billion by fiscal year 2012-13 ($7.9 billion more than the $15.1 billion deficit projected by the State). The LAO Report attributed its negative fiscal outlook to the State's obligation in fiscal year 2012-13 to repay local governments for borrowed funds pursuant to Proposition 1A. The LAO expressed concern that "the scale of the [projected] deficits is so vast that we know of no way that the Legislature, the Governor, and the voters can avoid making additional, very difficult choices about state priorities." The LAO in its report also cautioned that, absent permanent, ongoing budget solutions and a sustainable financial framework, California may "teeter again near the brink" of insolvency in future fiscal years.

   Debt Administration. As of December 1, 2009, the State had approximately $73.8 billion aggregate principal of its long-term general obligation bonds outstanding. Of this amount, $63.9 billion was payable primarily from the State's General Fund and $9.9 billion was payable from other revenue sources. As of December 1, 2009, there were unused voter authorizations for the future issuance of an aggregate amount of $48.8 billion of long-term general obligation bonds, of which $1.3 billion was for bonds payable from revenue sources other than the General Fund.

   Budgetary Control. California's annual budget is prepared primarily on a modified accrual basis for governmental funds. The Governor recommends a budget for approval by the California Legislature each year. This recommended budget includes estimated revenues; however, revenues are not included in the annual budget bill adopted by the California Legislature. Under State law, the State cannot adopt a spending plan that exceeds estimated revenues. Under the State Constitution, money may be drawn from the treasury only through a legal appropriation. The appropriations contained in the Budget Act, as approved by the California Legislature and signed by the Governor, are the primary sources of annual expenditure authorizations and establish the legal level of control for the annual operating budget. The budget can be amended throughout the year by special legislative action, budget revisions by the California Department of Finance, or executive orders of the Governor.

   Appropriations are generally available for expenditure or encumbrance either in the year appropriated or for a period of three years if the legislation does not specify a period of availability. At the end of the availability period, the encumbering authority for the unencumbered balance lapses. Some appropriations continue indefinitely, while others are available until fully spent. Generally, encumbrances must be liquidated within two years from the end of the period in which the appropriation is available. If the encumbrances are not liquidated within this additional two-year period, the spending authority for these encumbrances lapses. State agencies are responsible for exercising basic budgetary control and ensuring that appropriations are not overspent. The State Controller's Office is responsible for overall appropriation control and does not allow expenditures in excess of authorized appropriations. Financial activities are mainly controlled at the appropriation level but can vary, depending on the presentation and wording contained in the Budget Act. Certain items that are established at the category, program, component, or element level can be adjusted by the California Department of Finance. For example, an appropriation for support may have detail accounts for personal services, operating expenses and equipment, and reimbursements. The California Department of Finance can authorize adjustments between the detail accounts but cannot increase the amount of the overall support appropriation. While the financial activities are controlled at various levels, the legal level of budgetary control, or the extent to which management may amend the budget without seeking approval of the governing body, has been established in the Budget Act for the annual operating budget.

   Cash Management. Cash temporarily idle during the year is invested in the Pooled Money Investment Account ("PMIA"). Investment of PMIA moneys is restricted by law to the following categories: U.S. government securities, Federal agency securities, negotiable certificates of deposit, bankers' acceptances, commercial paper, corporate bonds, bank notes, other debt securities, repurchase agreements, reverse repurchase agreements and other investments. California's cash management program for the General Fund regularly issues short-term obligations to meet cash flow needs. California issues revenue anticipation notes to partially fund timing differences between revenues and expenditures. A significant portion of the General Fund revenues are received in the second half of the fiscal year, while disbursements are paid more evenly throughout the fiscal year. If additional external cash flow borrowing is required, California issues revenue anticipation warrants.

   Risk Management. The State government has elected, with a few exceptions, to be self-insured against loss or liability. Generally, the exceptions are when a bond resolution or a contract requires the State government to purchase commercial insurance for coverage against property loss or liability. In such cases, insurance coverage would be determined by the terms of the resolution or contract. The State government generally does not maintain reserves. Losses are covered by appropriations from each fund responsible for payment in the year in which the payment occurs. All claim payments are on a "pay as you go" basis, with workers' compensation benefits for self-insured agencies being initially paid by the State Compensation Insurance Fund. The potential amount of loss arising from risks other than workers' compensation benefits is not considered material in relation to the State government's financial position.

   Ratings. As of January 2010, all outstanding general obligation bonds of the State of California are rated A by S&P, BBB by Fitch and Baa1 by Moody's. California currently has the lowest credit rating of any state, and therefore pays higher interest rates than its peers when issuing general obligation bonds. Though bonds issued by the State remain "investment grade" according to each ratings agency, Moody's, S&P or Fitch have all placed the State on watch for further possible downgrades and it is not possible to determine whether, or the extent to which, these rating agencies will change such ratings in the future.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Litigation. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

   On June 30, 2009, the California Court of Appeals, Third Appellate District, held in Shaw v. People ex rel. Chiang that the State in the 2007 Budget Act improperly appropriated $1.2 billion in sales and use taxes collected on vehicle fuel to make debt service payments on various transportation bonds and fund various transportation-related programs. The California Supreme Court denied the State's petition for review on September 30, 2009 and the matter has been remanded to the trial court for further proceedings consistent with the Court of Appeals' decision.

   On December 1, 2008, a settlement agreement among the parties in Department of Finance v. Commission on State Mandates, et al. (Sacramento Superior Court) was reached in connection with a dispute over reimbursement claims relating to State-mandated behavioral intervention plans for special education students. The settlement agreement, subject to legislative approval, requires the State to pay plaintiffs $510 million in retroactive reimbursements over six years, starting in fiscal year 2011-12, and to permanently increase special education funding by $65 million annually, beginning in fiscal year 2009-10. The LAO has recommended that the State eliminate the annual funding costs by aligning California special education regulations with federal law. If the Legislature does not approve the settlement agreement, trial in this matter is set for December 2009.

   On August 29, 2008, the Los Angeles Superior Court ruled in favor of the plaintiff in Nortel Networks Inc. v. State Board of Equalization, a tax refund case involving the interpretation of certain statutory sales and use tax exemptions for "custom-written" computer software and licenses to use computer software. The adverse ruling to the Board if applied to other similarly situated taxpayers could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

   On August 18, 2008, the U.S District Court, District of California, Western Division, granted in part a preliminary injunction in Independent Living Center of Southern California v. Shewry ("Independent Living Center"), a Medi-Cal case by various Medi-Cal service providers to bar the State from implementing the 10% reduction in reimbursement rates adopted by the State in July 2008. The district court's injunctions were made effective as of August 18, 2008. On appeal, the Ninth Circuit Court of Appeals affirmed the district court's injunction and further found that the injunction should apply to services rendered on or after July 1, 2008. The Los Angeles Superior Court denied a similar motion for preliminary injunction by different plaintiffs in California Medical Association
v. Shewry, and the plaintiffs intend to appeal seeking the retrospective relief awarded by the Ninth Circuit Court in Independent Living Center. A final decision adverse to the State in these two cases could result in costs to the General Fund of $816 million.

   On August 14, 2008, a jury in the State of Nevada, Clark County District Court, rendered a verdict in favor of plaintiff in Gilbert P. Hyatt v. Franchise Tax Board, finding that the Franchise Tax Board committed a number of separate torts involving privacy rights in conducting an audit of plaintiff in connection with a claimed change of residence from California to Nevada. The jury awarded damages in the amount of $388 million included punitive damages and over $1 million in attorneys' fees. The total judgment with interest is approximately $490 million. The Franchise Tax Board has appealed the verdict and the Nevada Supreme Court has granted a stay of execution on the judgment pending appeal.

   On August 11, 2008, the State Court of Appeal, First Appellate District, ruled in Ventas Finance I, LLC v. Franchise Tax Board that the California Franchise Tax Board improperly levied a fee on the portion of a limited liability company's income earned in states other than California. In an earlier case, Northwest Energetic Services, LLC v. Franchise Tax Board, the Court of Appeal also ruled that the Franchise Tax Board could not levy any fee on a limited liability company that has no income earned inside California. Actual and potential claims for refunds to limited liability companies similar to the plaintiffs are estimated to be approximately $580 million plus interest.

   On August 8, 2005, a lawsuit titled California Teachers Association et al. v. Arnold Schwarzenegger et al. was filed. Plaintiffs - California Teachers Association, California Superintendent of Public Instruction Jack O'Connell, and various other individuals - allege that the California Constitution's minimum school funding guarantee was not followed for the 2004-05 fiscal year and the 2005-06 fiscal year in the aggregate amount of approximately $3.1 billion. Plaintiffs seek a writ of mandate requiring the State to recalculate the minimum-funding guarantee in compliance with the California Constitution. On May 10, 2006, counsel for all parties executed a settlement agreement, and the action has been stayed pending implementation legislation. The settlement calls for payment of the outstanding balance of the minimum funding obligation to school districts and community college districts (approximately $3 billion in the aggregate) through the 2013-14 fiscal year.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your California trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your California trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your California trust to pay interest on or principal of such bonds.

   Your California trust is susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations (the "California Municipal Obligations"). These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in California and is derived primarily from official statements and legislative analyses relating to the State's budget, the latest of which is dated January 8, 2010, and from official statements for securities offerings of the State, the latest of which is dated November 19, 2009. These sources are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in official statements for various California Municipal Obligations.

   Colorado Risk Factors

   General. The Colorado legislature's otherwise plenary power is checked by the requirement for the Governor's signature of its legislation and by specific limitations placed in the State Constitution by voters. The most significant fiscal limitation is the restriction related to issuing debt, raising taxes, and changing existing spending limits. From a fiscal perspective, the Joint Budget Committee of the legislature, because of its preparation of the annual budget and supplemental appropriations bills, holds the most important power vested in the legislature. The committee is bipartisan with members drawn from each of the houses of the legislature. The Governor's Office of State Planning and Budgeting (OSPB) develops an executive branch budget proposal, but there is no requirement for the Joint Budget Committee to adopt that proposal.

   Economic Outlook. While Colorado's economy has remained strong relative to the national economy, there are a number of indicators that suggest Colorado's economy is beginning to slip into a recession. Though many of Colorado's economic indicators have been revised to reflect the anticipated severity of current declines in economic activity, Colorado is still experiencing better employment growth, lower unemployment rates, and positive growth in personal income when compared to national benchmarks. Colorado revenues continue to demonstrate some resilience from the current financial crisis but the tightening of the national credit markets continues to threaten Colorado business owners' ability to secure the financing necessary to continue operations as usual. If the credit markets remain tight for an extended period, this forecast anticipates Colorado businesses, and the economy in general, will suffer the ill-effects of corporate bankruptcies.

   For 2008, the unemployment rate in Colorado is expected to average 5.0 percent, which is slightly lower than the 5.1 percent that was forecasted in the November 2008 economic update. However, in the near term, it is estimated that Colorado will experience its worst unemployment rates in recent years primarily because of a stagnating construction industry and dramatic reduction in retail sales. This stagnation has been brought on by the collapse of the housing bubble and the resultant decrease in demand for new homes, as well as the increases in fuel prices that led to greater inflationary costs on all goods both taxable and nontaxable. On the positive side, industries such as health care and education are expected to see increases in overall employment due to an expanding health care industry and population growth, respectively.

   In concert with the increasing unemployment rate and in spite of the employment growth of some industry sectors, employment growth in Colorado slowed considerably during the second half of 2008. In 2009, employment is expected to decline by 0.7 percent as the Colorado economy sheds jobs due to decreased demand for housing and non-essential goods and services. This decline is not expected to be nearly as great as the percent of job losses in the national economy, as the State economy is anticipated to weather the fallout of the financial crisis better than the rest of the country.

   Recently, non-renewable energy resources have experienced a considerable decline in price due to an overall decrease in demand. This decline is the primary factor driving the overall decrease in the Governor's Office of State Planning and Budgeting's (OSPB) estimated inflation rates for 2008 and 2009 since the November 1, 2008 interim forecast. While fuel prices have subsided in recent months, retailers typically do not lower prices by the same magnitude, as they often need to prop up slower sales figures and have room built into profit margins to weather difficult times. The possibility of price wars also deter large price declines, resulting in the preferred option to hold prices level in the near term until income levels and consumer demand return to previous levels. Due to the substantial increases in the cost of fuel, retail goods, and residential rentals, the OSPB has projected a 3.8 percent increase in the Denver-Boulder-Greeley Consumer Price Index for 2008, and then a much lower 2.2 percent increase in 2009. Local consumer price index (CPI) data, released by the federal Bureau of Labor Statistics semiannually, represents the average change in price over time for a market basket of goods and services.

   Personal income is projected by the OSPB to grow 4.0 percent in 2008 and 2.7 percent in 2009. These estimates reflect 0.6 percent and 1.2 percent reductions from the November 1, 2008 interim forecast as a result of the recent increases in unemployment rates and the anticipated negative job growth in 2009.

   Colorado wage and salary income rose 6.3 percent through 2007, reflecting a relatively strong labor market, growth in the labor force and inflation. However, the December 2008 forecast projects wage and salary income to increase by only 2.9 percent in 2008. The forecasted wage and salary growth of 1.9 percent for 2009 is a significant downward revision of the 3.3 percent growth figure reported in the November 1, 2008 interim forecast.

   Population and Migration. In 2007, net in-migration to Colorado was 51,800, which contributed to total population growth of 2.0 percent. OSPB projects net in-migration to grow slightly to 60,300 in 2008 and 61,000 in 2009, with total population growth of 2.0 percent in 2008 and 2.0 percent in 2009.

   Construction. Based on credit markets continuing to remain frozen by historical lending standards, residential housing permits are projected by OSPB to decline 33.1 percent and 11.7 percent in 2008 and 2009, respectively. Nonresidential permits are also now beginning to show the effects of corporate profit reductions and credit market woes, and are projected to decrease 7.7 percent in 2008, and 2.5 percent in 2009 before returning to positive growth in 2010.

   Retail Trade. Retail sales are projected to grow at a rate of 3.3 percent in 2008. This is significantly lower than the last two years of growth at 7.0 or more percent, and is anticipated to be even lower during 2009 as negative job growth and the elimination of home equity lending options result in a forced retraction of consumer spending levels. Ultimately, the projected 2.2 percent growth in retail trade equates to the affects of inflation projected for 2009.

   Debt Management. The State is constitutionally prohibited from issuing general obligation debt except to fund buildings for state use, to defend the State or the U.S. (in time of war), or to provide for unforeseen revenue deficiencies. Except for exempt enterprises, the Taxpayer's Bill of Rights (TABOR) amendment requires a vote of the people for the creation of any debt unless existing cash reserves are irrevocably pledged to service the debt. The amendment does allow debt issuance to refinance a borrowing at a lower interest rate. These requirements limit management's ability to address revenue shortfalls by borrowing for capital expenditures. However, the State has issued Certificates of Participation (COPs) secured by buildings and vehicles and has issued revenue bonds that are secured by pledges of future revenues. In some instances the debt-financed asset generates the pledged revenue stream; in other instances, such as the Transportation Revenue Anticipation Notes (TRANs), the pledged revenue stream is future federal revenues and state highway users taxes. The State has other forms of borrowing that are small in relation to the revenue bonds and COPs.

   Risk Management. The State self-insures its agencies, officials, and employees against the risk of loss related to general liability, motor vehicle liability, and workers' compensation. Property claims are not self-insured, as the State has purchased insurance. The State uses the General Fund to account for the risk management function including operations and all matured claims or judgments. Medical claims for officials and employees are managed through the Group Benefits Plan Fund, a Pension and Employee Benefits Trust Fund that also became self-insured during the 2005-06 fiscal year. The Regents of the University of Colorado, the Board of Governors of the Colorado State University System, and the Board of Trustees of University of Northern Colorado individually manage the risks to which they are exposed and do not participate in the State's risk management fund.

   Risks to the Colorado Forecast. Overall confidence in the financial sector has been falling and is not anticipated to rebound in the near future. This is due, in part, to the redirection of the $700 billion Targeted Asset Relief Program funding that was originally intended to shore up confidence in companies that were deeply invested in the sub-prime lending debacle. However, as the Federal Reserve and U.S. Treasury continue to take unprecedented actions to limit the current recessionary impact, the duration and magnitude of economic pressures that are pushing into Colorado are unknown.

   With only one true data point for corporate income tax collections, this source of revenue for Colorado is still somewhat of a wild card. Due to the timing of income tax collections, with significantly more weight being placed on December and April revenues, there are still possibilities for large fluctuations in annual revenues.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Colorado issuers may be unrelated to the creditworthiness of obligations issued by the State of Colorado, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Ratings. As of May 2009, all outstanding general obligation bonds of the State of Colorado are rated AA by S&P and unrated by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Colorado trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Colorado trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Colorado trust to pay interest on or principal of such bonds.

   Your Colorado trust is susceptible to political, economic or regulatory factors affecting issuers of Colorado municipal obligations (the "Colorado Municipal Obligations"). These include the possible adverse effects of certain Colorado constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Colorado and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Colorado or contained in Official Statements for various Colorado Municipal Obligations.

   Connecticut Risk Factors

   General. Connecticut has no system of county government. Below the State level, governing units consist of 169 municipalities. The General Statutes of Connecticut provide procedures for the creation of many types of local special purpose authorities, districts and similar bodies. Under Connecticut law, all municipal governmental bodies have only the powers specifically granted to them by the State and the ancillary powers that are necessarily implied by the powers explicitly granted.

   Economic Condition and Outlook. After almost eight years of solid economic growth, Connecticut began to experience job losses in Fiscal Year 2001. Between fiscal years 2001 and 2003, the State lost over 60,000 payroll jobs. After three successive years of job losses, in Fiscal Year 2004, the State again experienced gains in payroll employment and by the end of Fiscal Year 2007 had regained most of the jobs lost during the recession. The State experienced modest payroll employment growth in Fiscal Year 2008, adding just 6,000 new jobs. The State ended the fiscal year with an unemployment rate of 5.5 percent.

   Over the past ten years Connecticut's total population has been stagnant or shrinking. The lack of population growth has resulted in slow labor force growth and fewer workers to support an aging population.

   Connecticut continues to lead the nation with per capita income of $58,230, which is more than 40 percent above the national level. Connecticut's personal income rose at a rate of 3.5 percent in Fiscal Year 2008, well off of the recent historical growth of 6 percent. The slowing economic trends experienced in Connecticut in Fiscal Year 2008 were far worse nationally.

   Like most other states, Connecticut is projecting significant declines in state revenues over the next several years due to the economic crisis that is gripping the nation. Policy makers are struggling to balance the State budget while not implementing policies that will worsen the long-term prospects for recovery.

   Major Policy Initiatives and Priorities.

   Teachers Retirement Funding. Authorization was provided for the issuance of $2 billion in general obligation bonds to be deposited into the Teachers' Retirement System to reduce the long-term unfunded pension liability in that system. It is hoped that the earnings on the deposit to the fund will exceed the debt service cost thus improving the State's long-term fiscal position. The funded status of the system has improved from a funded ratio of 59.5 percent in 2006 to a current ration of 70 percent. This pass through expenditure is partially responsible for the large increase in General Fund spending in Fiscal Year 2008.

   Health Care Initiatives. The Fiscal Year 2008 General Fund budget contained $323.1 million in additional funding for a variety of health care initiatives. These initiatives included $96.4 million in Medicaid rate increases to improve client access to providers within the system; $89 million for increased payments to nursing homes; and, $24.5 million for increased payments to managed care organizations.

   Education Spending. The State increased education funding to municipalities through its largest education grant program known as the Education Cost Sharing Grant. Fiscal Year 2008 funding was expanded by $181.8 million to a total of $1.8 billion.

   Budgetary and Other Control Systems. In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year.

   This amendment also provided a framework for placing a cap on budgeted appropriations. Annual budgeted appropriations are capped at a percentage increase that is based on either the five-year average annual growth in the State's personal income or inflation, whichever is higher. Debt service payments, certain statutory grants to distressed municipalities, and appropriations required by federal mandate or court order are excluded from the limits of the cap.

   The spending cap can be lifted if the Governor declares the existence of extraordinary circumstances and the General Assembly by a three-fifths vote approves appropriations in excess of the cap. This has occurred in almost every year that the State has posted a budget surplus in the General Fund to enable the appropriation of surplus dollars that would have otherwise gone to reduce state debt and fill the rainy day fund.

   Budget control is maintained at the individual appropriation account level by agency as established in authorized appropriation bills. The allotment process exercises control over obligations or commitments. The Governor, through his budget office, allots funds for both budgeted and non-budgeted accounts and funds. The Governor is permitted to modify appropriations through the allotment process under certain circumstances and within percentage limitations specified by the General Assembly.

   Elected officials, agency commissioners, directors of public benefit corporations and agency managers are responsible for establishing internal control structures. Good internal control systems ensure that: resource use is consistent with laws, regulations and policies; resources are safeguarded against waste, loss and misuse; and reliable data are obtained, maintained and fairly disclosed in reports. The Office of the State Comptroller has worked to improve the overall internal control environment in state government. This work has included improvements to the central state accounting system that advance internal control efforts.

   Revenues and Expenses. During 2008, total revenues of governmental activities increased 2.8 percent to $19.7 billion, while total expenses increased 16.0 percent to $21.0 billion. In comparison, 2007 total revenues and expenses increased 4.1 percent and 3.9 percent, respectively. The increase in total expenses was due mainly to an increase in transportation, human services and education expenses of $2.0 billion or 19.9 percent. Although, total expenses exceeded total revenues by $1.2 billion, this excess was increased by transfers of $0.8 billion, resulting in a decrease in net assets of $2.0 billion.

   During 2008, total revenues of business-type activities increased 3.5 percent to $3.5 billion, while total expenses increased by 6.9 percent to $4.2 billion. In comparison, 2007 total revenues decreased 0.3 percent, while total expenses increased 3.1 percent. The increase in total expenses was due mainly to an increase in University of Connecticut and Health Center expenses of $0.1 billion or 7.0 percent. Although, total expenses exceeded total revenues by $0.7 billion, this excess was reduced by transfers of $0.8 billion, resulting in an increase in net assets of $0.1 billion.

   Capital Assets. The State's investment in capital assets for its governmental and business-type activities as of June 30, 2008 totaled $13.4 billion (net of accumulated depreciation). This investment in capital assets includes land, buildings, improvements other than buildings, equipment, infrastructure, and construction in progress. The net increase in the State's investment in capital assets for the current fiscal was $0.2 billion, a 1 percent increase for governmental activities and a 3 percent increase for business-type activities. Major capital asset events during the current fiscal year included additions to infrastructure of $0.4 billion, additions to equipment of $0.3 billion, and a depreciation expense of $1.0 billion.

   Debt. At the end of the current fiscal year, the State had total bonded debt of $17.6 billion. Pursuant to various public and special acts, the State has authorized the issuance of general obligation debt (payable from the General
Fund), special tax obligation debt (payable from the Debt Service Fund), and revenue debt (payable from specific revenues of the Enterprise funds). The State's total bonded debt increased by $2.4 billion during the current fiscal year. This increase resulted mainly from an increase in general obligation bonds of $2.5 billion that was offset by a decrease in revenue bonds of $0.2 billion.

   Section 3-21 of the Connecticut General Statutes provides that the total amount of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but have not been issued and the total amount of such indebtedness which has been issued and remains outstanding shall not exceed 1.6 times the total estimated General Fund tax receipts of the State for the current fiscal year. In computing the indebtedness at any time, revenue anticipation notes, refunded indebtedness, bond anticipation notes, tax increment financing, budget deficit bonding, revenue bonding, balances in debt retirement funds and other indebtedness pursuant to certain provisions of the General Statutes shall be excluded from the calculation. As of February 2008, the State had a debt incurring margin of $5.7 billion.

   Ratings. As of May 2009, all outstanding general obligation bonds of the State of Connecticut are rated AA by S&P and Aa3 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Connecticut issuers may be unrelated to the creditworthiness of obligations issued by the State of Connecticut, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Connecticut trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Connecticut trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Connecticut trust to pay interest on or principal of such bonds.

   Your Connecticut trust is susceptible to political, economic or regulatory factors affecting issuers of Connecticut municipal obligations (the "Connecticut Municipal Obligations"). These include the possible adverse effects of certain Connecticut constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Connecticut and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Connecticut or contained in Official Statements for various Connecticut Municipal Obligations.

   Florida Risk Factors

   State Profile. Florida's government provides a full range of services including education, health and family services, transportation, law and corrections, natural resources, and environmental and other services. The financial reporting entity of Florida includes the primary government as well as component units for which the State is financially accountable. Florida law strictly prohibits overspending and requires budgetary control to be maintained at the individual appropriation account level. Florida's budget focuses on the needs of the State and its citizens, as well as desired results of programs and services. Chapter 216 of the Florida Statutes promulgates the process used to develop the budget for Florida. Florida's conservative fiscal policies include reserves that may be utilized to meet Florida's tax revenue shortfalls. The fund balance reserved for budget stabilization is intended to cover revenue shortfalls and emergencies as defined by law.

   Economic Outlook. Florida, like virtually every other state, has been affected by the national and global economic recessions. In a presentation dated February 16, 2009, the Florida Legislature's Office of Economic and Demographic Research (EDR) reported Florida's economic growth as decelerating. EDR indicates that the State's unemployment rate has already reached 8.1 percent, a level they were not anticipating until late summer 2009. They also indicate that employment conditions have deteriorated rapidly and exceed the national unemployment rate of 7.2 percent. Population growth hovered between
2.0 percent and 2.6 percent per year from the mid 1990's to 2006, and then began to slow down, only reaching 0.7 percent in 2008. Over the forecast horizon, it is projected that population growth will rebound slightly, averaging 1.1 percent between 2025 and 2030. EDR attributes the housing market correction and credit tightening as predominant reasons for Florida's economic decline. EDR projects that the economic decline in Florida will not abate until the second quarter of fiscal year 2009-10, followed by a slow and protracted recovery period.

   Florida's leaders have already initiated reductions in state spending in light of declining state revenues. In a special session held in January 2009, the Florida Legislature reduced mid-year expenditures for fiscal year 2008-09 to resolve a $2.3 billion deficit in the general revenue funds as certified by Governor Crist in his letter dated December 23, 2008. Special Session A of 2009 also authorized a transfer in the amount of $400 million from the Budget Stabilization Fund to support the State's general revenue funds, leaving the remaining balance of the Budget Stabilization Fund at $274 million after the transfer. Transfers in the amount of $700 million from the Lawton Chiles Endowment Fund and $292 million from various trust funds were also authorized. Additional spending reductions may be needed as revenue collections continue to fall below projections. The State's financial stability is vulnerable to the potential financial impacts of natural disasters, especially major hurricane events. The expansion of the Florida Hurricane Catastrophe Fund and Citizen's Property Insurance Corporation subjects the State to much greater potential financial liability for hurricane-related costs. The ability of these quasi-governmental insurance enterprises to fulfill their financial responsibilities in the event of major hurricanes may be in doubt considering how the ongoing national credit crisis and overall economic environment may impact the borrowing capacity of these entities following a hurricane event.

   Florida will receive as much as $12.2 billion from the Federal American Recovery and Reinvestment Act of 2009 signed into law on February 17, 2009, by President Obama. Although the federal stimulus package will provide a short-term economic boost to Florida, state leaders must continue to identify ways to reduce expenditures, increase efficiency, and better define a path for long-term fiscal sustainability. Long-term sustainability efforts should continue to focus on diversification of the State's economy.

   General fund tax revenues for the fiscal year ended June 30, 2008, were 9.5 percent lower than the prior fiscal year. Sales tax revenues, the State's primary source of general revenue, contracted 5.6 percent. This is primarily due to downward trends in consumer confidence, losses in employment, constrained housing construction and the credit market freeze. Although Florida's housing market reflects national trends, it has proven more vulnerable to the real estate market downturn due to the decrease in demand for second homes and a drop in speculative investment activity from prior years. Collections of documentary stamp taxes, which largely result from sales of real estate, declined significantly (a decrease of 36 percent) compared to the prior fiscal year. The overall trend for other sources of general fund revenues (such as corporate income taxes) is negative in comparison to the previous fiscal year with the notable exception of communications tax, which experienced an increase of 4.2 percent.

   Population growth, the historical driver of Florida's economy, has been stunted by net migration falling to nearly zero. State demographers do not expect net migration to increase again until fiscal year 2010-11. As of December 2008, the State's unemployment rate was 8.1 percent versus a national unemployment rate of 7.2 percent. Personal incomes are stagnant and the median price for existing single family homes has fallen 20 percent over the past year.

   The most recent projections by State economists indicate that general revenue collections for the fiscal year ending June 30, 2009 will be lower by 8.9 percent or $2.1 billion, the third year of declining receipts. These declines were not predicted when the State's spending levels for the current fiscal year were initially established and a special legislative session was held in January 2009 to address revenue shortfalls. As passed, Senate Bill 2A permanently reduced spending of general revenues on an annualized basis by almost $1.12 billion for the fiscal year ending June 30, 2009. Governor Crist signed the appropriations bill into law minus $91 million of spending cuts that he vetoed. The unreserved fund balance for all governmental funds decreased by 34 percent or $3.2 billion from the prior year to $6.1 billion. Since June 30, 2008, over $1 billion has been transferred from the budget stabilization fund to the general fund to partially remediate budget deficits. The remaining fund balance for the budget stabilization fund is $274 million.

   Financial Trends. These trends help assess how Florida's financial position has changed over time. For fiscal year 2007-08 (ended June 30, 2008) the net assets invested in governmental activities decreased 4.25 percent as compared to a 4.48 percent increase in fiscal year 2006-07. The net assets invested in business-type activities increased 11.02 percent as compared to a 37.40 percent increase in fiscal year 2006-07. The net assets invested in the total primary government (which includes governmental activities and business-type activities) decreased 2.24 percent in fiscal year 2007-08 as compared to a 7.89 percent increase in fiscal year 2006-07.

   Revenues and Expenditures. This information relates to Florida's significant revenue sources and can assist with evaluating the government's ability to produce its own source revenues. Governmental funds include general, special revenue, capital projects and debt service funds. Revenues are recognized when they are both measurable and available to finance current expenditures. Florida's revenues totaled approximately $34.78 billion while the expenses totaled approximately $68.72 billion. The total governmental fund balance was approximately $15.99 billion.

   The net expense is the difference between the program revenues and expenses. It indicates the degree to which a function or program is supported with its own fees and program-specific grants and its reliance upon funding from general revenues. The total primary government net expense for fiscal year 2007-09 was $33.94 billion as compared to $33.58 billion in fiscal year 2006-07.

   Debt Management. This information will provide an understanding of Florida's outstanding debt and its ability to issue new debt. Florida's Constitution and statutes require that Florida not run a deficit in its budget as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. If the Governor of Florida or the Comptroller of Florida believes a deficit will occur in any fund, by statute, he must certify his opinion to Florida's Administrative Commission, which then is authorized to reduce all Florida agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.

   Section 11 of Article VII of the Florida Constitution authorizes Florida to issue general obligation bonds and revenues bonds to finance or refinance the cost of state fixed capital outlay projects authorized by law. General obligation bonds are secured by the full faith and credit of Florida and payable from the proceeds of various taxes. Revenue bonds are payable from funds that receive legally restricted revenues. The Florida Division of Bond Finance of the Florida State Board of Administration has the responsibility to issue all state bonds. However, certain quasi-governmental entities also incur debt and are reported as part of the primary government.

   Total bonded debt outstanding increased by $5.5 billion, or 23 percent, from the prior fiscal year to a total of $29.4 billion at June 30, 2008. The majority of the outstanding debt serves to finance educational facilities ($14 billion), liquidity for the Florida Hurricane Catastrophe Fund ($7.6 billion) and transportation infrastructure ($4.6 billion). New debt issues for 2008 totaled $6.8 billion with the largest issuance of $3.5 billion made to increase liquidity for the Florida Hurricane Catastrophe Fund and the remaining amounts used for infrastructure development. Annual debt service payments on net tax-supported debt totaled $1.9 billion for 2008, an increase of $130 million relative to the prior year. Annual debt service payments are projected to increase by 26 percent from $1.9 billion to $2.4 billion over the next three years based on projected bond issuance.

   Litigation. Currently under litigation are several issues relating to state actions or state taxes that put at risk a portion of General Revenue Fund monies. There is no assurance whether any such matters, individually or in the aggregate, will have a materially adverse effect on Florida's financial position.

   The Future. Challenges lay ahead as compromises are made to reduce state spending in light of declining general revenues. The Florida Legislature has already reduced planned spending by over $1 billion for the fiscal year ending June 30, 2008. Now it appears that additional spending reductions are needed as revenue collections continue to be below projections.

   Ratings. As of May 2009, all outstanding general obligation bonds of the State of Florida are rated AAA by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and there is no obligation on the part of Florida to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Florida trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of Florida and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Florida trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Florida trust to pay interest on or principal of such bonds.

   Your Florida trust is susceptible to political, economic or regulatory factors affecting issuers of Florida municipal obligations (the "Florida Municipal Obligations"). These include the possible adverse effects of certain Florida constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Florida and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Florida or contained in Official Statements for various Florida Municipal Obligations.

   Georgia Risk Factors

   State Profile. Georgia is an economic hub of the southeast. The capital in Atlanta is the major economic and population center of the State with major regional economic and population centers in Augusta, Savannah, and Macon. Georgia's economic base is diverse with major port facilities on the coast, agricultural resources throughout the State, manufacturing and service industries, and is a major transportation hub with the busiest airport in the nation. Georgia is the ninth largest state with a population of 9.54 million people.

   Economic Condition and Outlook. Georgia's economic growth in fiscal year 2008 began to slow significantly as the U.S. economy also began lo slow. This growth slowdown was reflected in key components of the tax stream most closely associated with the State's economic trends and conditions. These include the individual income tax, the sales and use tax and corporate income tax. Based on revenues reported on the statutory basis for fiscal year 2008, individual income tax grew by 0.1 percent compared to 10.0 percent in the prior year. Sales and use tax revenue fell by 2.0 percent in fiscal year 2008 after growing by 3.6 percent the prior year. Corporate income tax fell by 7.6 percent in fiscal year 2008 after growing by 18.1 percent the prior fiscal year.

   The weakness in Georgia's labor market is spread across the State. Of the eleven metro areas for which total employment is tracked, only one reported positive year over year employment growth as of October 2008. In addition, weakness in employment conditions is apparent across most industry sectors. Construction and manufacturing sectors are reporting the largest year over year percentage reductions in employment as of October 2008.

   The outlook for Georgia's economy is clouded by the downturn in the U.S. economy and the stress in the global financial markets. The stress in global financial markets began in August 2007 with problems associated with sub-prime mortgages and, despite unprecedented policy actions, these markets remain unsettled. The resulting seize-up in credit markets and the loss of business and consumer confidence have pushed the national economy into recession. The national recession is expected to continue to undermine economic growth in Georgia.

   Economic Factors. The trend for slowed economic growth in the U.S. has been similar for the State of Georgia. On January 9, 2009, the Department of Revenue announced that net revenue collections during the month of December for fiscal year 2009, decreased by $145.718 million or 8.913 percent from the same period in fiscal year 2008. The year-to-date collections for December 2008 decreased by $236.871 million or 2.742 percent from the prior year.

   The Georgia Department of Labor reported the November 2008 unemployment rate to be 7.5 percent, or 365,244 of a civilian labor force of 4.9 million, up from the prior month's rate of 6.9 percent. The November 2008 rate also indicated an increase of 4.5 percent from the same month of the prior year.

   Economic indicators show the slowdown in the State's economy. At the end of fiscal year 2008, the unemployment rate for the State reached 5.6 percent compared to 5.5 percent for the United States. Since that time, the rate has reached 7.5 percent in November 2008 compared to 6.7 percent for the U.S. Concurrent with the increase in unemployment, Georgia has experienced net declines in total non-farm employment. Employment peaked in February 2008. Total employment fell by about 15,500 jobs from the peak through the end of fiscal year 2008. Subsequently total employment has fallen by an additional 99,160 jobs through November 2008.

   Total personal income is another key indicator of economic conditions in Georgia. Total personal income in Georgia continues to expand despite the economic slowdown. For fiscal year 2008, total personal income grew by 4.9 percent compared to 5.3 percent for the United States. While Georgia's personal income growth lagged that of the United States for the overall fiscal year, Georgia's personal income grew faster than in the United States in the last two quarters of the fiscal year.

   Major Initiatives.

   Educated Georgia. A major focus, demonstrated through continuous improvements to the quality of education in the State, is to ensure that Georgia students are well prepared for the future. The State, which provided nearly $6.4 billion in funding for enrollment of over 1.6 million students, a
1.09 percent increase over fiscal year 2007, is committed to strategic initiatives designed to increase the graduation rate and to improve student achievement.

   Healthy Georgia. Providing affordable health care access and controlling escalating costs are major challenges. Eligibility verification, utilization management and the implantation of managed care continue to allow Georgia to reduce Medicaid appropriations without service or eligibility reductions. This has allowed the State to continue to provide quality care to its most vulnerable and needy populations. Funding in fiscal year 2008 was also increased to ensure the State's child welfare system is able to provide for child victims of abuse and neglect and to provide enhanced support of the statewide trauma care network.

   Emphasis is being placed on services in community settings and serving individuals in homes as opposed to institutional settings. Child care and safety are being addressed with technology and programs to improve service delivery. Care management, eligibility verification, and utilization controls have reduced the rate of growth in both Medicaid and PeachCare for Kids. In addition, the Department of Community Health has implemented strategic premium pricing in the State Health Benefit Plan to help drive employees towards lower-cost consumer-driven health plans. The State's cost containment initiatives are estimated to save $4.2 billion over 5 years.

   Safe Georgia. Protecting the public is one of the State's foremost priorities. Careful investment in preventative measures to manage crime, natural disasters, and other threats of harm and funding recovery needs of affected areas include funding of trooper training and recruitment, increase in the corrections system capacity and repurposing facilities of the juvenile justice system to provide for better outcomes related to youth recidivism.

   Best Managed. The State continues to focus on efforts to place Georgia on an efficient and effective foundation. Initiatives to improve government operations are focused on security and management of drivers' license information and data to protect Georgia's citizens from instances of identity theft and other cases of fraud or misrepresentation, development of a data warehouse to increase the effectiveness and efficiency of tax collection and revenue dispersal, and expansion and enhancement of the State's call center to improve customer service experiences across the State.

   Growing Georgia. Georgia continues to grow rapidly. The State continues to emphasizes investment in infrastructure maintenance and development with funding for reservoir and water system improvements, improvements for local roads (the second highest investment since fiscal year 1999), the Hazardous Waste Trust Fund for local government and abandoned site clean up and for upgrades of dams with the potential serve as municipal water supply sources.

   Budgetary Highlights. The final budget exceeded original appropriations by approximately $5.3 billion. This increase resulted primarily from $1.7 billion of federal revenues, and $3.3 billion of other revenues being amended into the budget by the State organizations that anticipated earning the funds. Additionally, the State's Supplementary Appropriations Act increased budgeted state general revenues by $82 million.

   At fiscal year end, funds available were approximately $1.4 billion less than final budgetary estimates and expenditures were approximately $4.2 billion less than final budgetary estimates, resulting in an excess of funds available over expenditures of approximately $2.8 billion.

   Excesses of state funds existing as of the end of each fiscal year are reserved and added to the budgetary Revenue Shortfall Reserve. The reserve cannot exceed 10 percent of the previous fiscal year net budgetary revenue for any given fiscal year, and up to 1 percent of the preceding fiscal year's budgetary net revenue collections may be appropriated from the reserve to fund increased K-12 educational needs. The slowing of the State's economic growth contributed to a decrease of $521 million in the Revenue Shortfall Reserve for the current year, resulting in the fiscal year 2008 balance of $1.21 billion. The reserve amount was 6.5 percent of budgetary net revenue collections and $187 million of the reserve is available to fund increased K-12 educational needs. The Governor may release reserve funds in excess of 4 percent of net revenue collections for appropriation. In his January 2009 budget address, the Governor elected to release $50 million for appropriation in fiscal year 2009, and $408 million for appropriation in fiscal year 2010.

   Debt Administration. The Georgia State Financing and Investment Commission, an agency of the State, is empowered by law to receive the proceeds from the issuance of State of Georgia general obligation and guaranteed revenue debt, to provide for the proper application of use of the debt proceeds, and to establish the procedures for protecting the holders of such debt. At the end of the current fiscal year, the State had total bonded debt outstanding of $9.6 billion.

   Cash Management. The State's investment policy is to maximize the protection of State funds on deposit while accruing an advantageous yield of interest by investing the funds in excess of those required for current operating expenses. Cash is managed in pooled funds to maximize interest earnings. Types of investments are dictated by legislation and are reviewed quarterly. The State Depository Board is designated by State law as the oversight Board for Georgia's cash management and investment policies. The Office of Treasury and Fiscal Services ("OTFS") acts as the administrative agent of the Board. OTFS invests temporarily idle cash in statewide investment pools. All such funds are invested considering first the probable safety of capital and then probable income, while meeting daily cash flow requirements and conforming to all statutes governing the investment of public funds.

   Risk Management. The State is self-insured against certain property and liability claims, including workers' compensation and unemployment compensation. The Risk Management Funds accumulate reserves for certain property and liability risks and pay for commercial insurance coverage. Revenues are generated from premiums charged to State and local government organizations. Various risk control techniques are utilized to minimize accident-related losses; risk managers also identify unique loss exposures and develop strategies to reduce the cost of risk associated with individual business operations.

   Ratings. As of May 2009, all outstanding general obligation bonds of the State of Georgia are rated AAA by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Georgia issuers may be unrelated to the creditworthiness of obligations issued by the State of Georgia, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Georgia trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Georgia trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Georgia trust to pay interest on or principal of such bonds.

   Your Georgia trust is susceptible to political, economic or regulatory factors affecting issuers of Georgia municipal obligations (the "Georgia Municipal Obligations"). These include the possible adverse effects of certain Georgia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Georgia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Georgia or contained in Official Statements for various Georgia Municipal Obligations.

   Kansas Risk Factors

   State Profile. The annual budget serves as the foundation of the State's financial planning and control. On or before October 1, agencies are required to submit annually or biennially budget estimates for the next fiscal year to the Division of Budget. These estimates are used in preparing the Governor's budget report. On or before the eighth calendar day of each regular legislative session, the Governor is required to submit the budget report to the Legislature. However in the case of the regular legislative session immediately following the election of a governor who was elected to the Office of Governor for the first time, that governor must submit the budget report to the Legislature on or before the 21st calendar day of that regular session.

   Economic Factors and Next Year's Budgets and Rates. According to the Kansas Department of Labor Kansas Labor Market Information News Release for July 2008, employment for nonfarm jobs in the State of Kansas for June 2008 is decreasing. Compared to June 2007, employment decreased by 4,400 jobs for a total of 1.39 million nonfarm jobs. The unemployment rate was 4.4 percent for June 2008, compared to 4.8 percent in June 2007.

   Net assets may serve over time as a useful indicator of the financial position of a government. The combined net assets of the State (government and business-type activities) totaled $11.1 billion at the end of 2008, and at the end of the previous year.

   The largest portion of net assets reflects investment in capital assets such as land, buildings, equipment, and infrastructure (roads, bridges, and other immovable assets), less any related debt used to acquire those assets that are still outstanding. The State uses these capital assets to provide services to citizens; consequently, these assets are not available for future spending. Although investment in its capital assets is reported net of related debt, it should be noted that the resources needed to repay this debt must be provided from other sources, since the capital assets themselves cannot be used to liquidate these liabilities.

   Financial Highlights. The assets of the State exceeded its liabilities at fiscal year ending June 30, 2008 by $11.1 billion (presented as "net assets"). Of this amount, $104.9 million was reported as unrestricted net assets, which represents the amount available to be used to meet ongoing obligations to citizens and creditors.

   Total net assets increased by $1 million (0.01 percent increase) in fiscal year 2008. Net assets of governmental activities increased by $9.9 million (0.1 percent increase), and net assets of the business-type activities decreased $8.9 million (0.8 percent decrease).

   Fund Highlights. For fiscal year 2008, the governmental funds reported a combined ending fund balance of $1.2 billion, a decrease of $241.7 million in comparison with the prior year. Of the total amount, $641.2 million represents the fund balance of the Transportation Fund. There is $280.7 million in the "unreserved fund balances". The reserved balances of $873.4 million include the reserve for advances to other funds of $117.2 million and the reserve for encumbrances of $697.9 billion.

   Revenues and Expenditures. During 1990, the Kansas legislature enacted legislation-establishing minimum ending balances for the State General Fund to ensure financial solvency for the State. The act established targeted year-end State General Fund balances as a percentage of state expenditures for the forthcoming fiscal year. This act was phased in over several years and currently requires an ending balance of at least 7.5 percent of expenditures and demand transfers.

   Estimates for the State General Fund are developed using a consensus revenue estimate approach. Pursuant to K.S.A. 75-6701, on or before each December 4 or each April 4, the Director of the Budget and the Director of the Legislative Research Department shall prepare a joint estimate of revenue to the State General Fund for the current and the ensuing fiscal year. If legislation is passed affecting State General Fund revenue, the two directors prepare a joint estimate of such revenue. If the two directors are unable to agree on the joint estimates, the Legislature must use the estimate of the Director of Legislative Research and the Governor must use the estimate of the Director of the Budget. (To date, the two directors have successfully reached agreement on these revenue estimates.)

   The focus of the State's governmental funds is to provide information on near-term inflows, outflows, and balances of expendable resources. Such information is useful in assessing the financing requirements. In particular, unreserved fund balance may serve as a useful measure of a government's net resources available for spending at the end of the fiscal year.

   For fiscal year 2008, the governmental funds reported a combined ending fund balance of $1.2 billion, a decrease of $241.7 million in comparison with the prior year. Part of this fund balance is reserved to indicate that it is not available for new spending because it has already been committed to liquidate contracts and purchase orders of the prior fiscal year in the amount of $697.9 million and for advances in the amount of $117.2 million.

   The General Fund is the chief operating fund of the State. At the end of the current fiscal year, unreserved fund balance of the General Fund was $414.7 million, while the total fund balance reached $422 million. As a measure of liquidity of the General Fund, it may be useful to compare both unreserved fund balance and total fund balance to total fund expenditures. Unreserved fund balance represents 6.3 percent of total General Fund expenditures, while total fund balance represents 6.4 percent of that same amount. The fund balance in the General Fund decreased by $398.8 million during the current fiscal year.

   Cash Management. On a daily basis, the State monitors receipts to, and expenditures out of, the State Treasury. It also employs cash flow tools and techniques that maximize revenues without incurring undue risk. The State invests idle funds to match anticipated cash flow needs by using government securities, collateralized bank deposits, and high grade commercial paper to provide safety, liquidity, and yield, in that order. As a cash flow management policy, the State seeks to avoid borrowing from its own idle funds to meet expenditure obligations of the State General Fund.

   Debt Management. The State of Kansas finances a portion of its capital expenditures with various debt instruments. Revenue bonds and loans from the Pooled Money Investment Board finance most debt-financed capital improvements for buildings, while "master lease" and "third-party" financing pays for most capital equipment. The State of Kansas does not have the statutory authority to issue general obligation bonds. The Legislature has authorized the issuance of specific purpose revenue bonds and other forms of long-term obligations. The Kansas Finance Development Authority ("KDFA") is a public body politic and corporate, constituting an independent instrumentality of the State of Kansas. It was created to enhance the ability of the State to finance capital improvements and improve access to long-term financing for State agencies, political subdivisions, public and private organizations, and businesses. The total long-term bond debt obligations decreased by $75.4 million during the current fiscal year. The key factor in this decrease was the scheduled and early principal paid on bonds exceeded the bonds issued during the year. Bonds issued during the year include $20 million for Post Secondary Education Institution Infrastructure, KDFA Series 2008 A, $59.5 million for State Kansas Projects, KDFA Series 2007 K, $18.2 million for KU Law Enforcement Training Center, KDFA Series 2007M, $17.9 million for KSU Parking System, KFDA 2007 H, $150.9 million for Retirement of Series 2003C, KDOT Series 2008 A, and $1.6 million for Saline Student Life Center, KDFA Series 2008 D.

   The State's total long-term debt obligation showed a net decrease of $16.1 million (0.3 percent) during the current year. This decrease was primarily due to a $42.9 million decrease in revenue bonds, a $32.5 million decrease in STAR bonds, and a $59.3 million increase in other long-term obligations.

   Ratings. The State of Kansas has no general obligation debt rating because it issues no general obligations debt by Constitutional law; however, as of May 2009, S&P and Moody's assigned an issuer credit rating of AA+ and Aa1 respectively, to the State of Kansas. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There can be no assurances that such ratings will be maintained in the future.

   Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Known claims, asserted and unasserted, have been evaluated for the likelihood of an unfavorable outcome and estimates have been made regarding the amount or range of potential loss in the event of an unfavorable outcome. After review, it is the State's opinion that its ultimate liability in these cases, if any, is not expected to have a material adverse affect on the financial position of the State, except for potential litigation involving the Kansas Department of Social and Rehabilitation Services (SRS) versus the Centers for Medicare and Medicaid Services (CMS). CMS deferred $55.9 million of child welfare Medicaid claims for the period April 1, 2004 to June 30, 2007 (13 quarters). The State has appealed each deferral and is close to reaching a partial settlement with CMS for a portion of the deferral amount. The Kansas Department of Revenue has potential liabilities of $1.3 million in for corporate income tax credits including accrued interest, $16.9 million of sales tax refunds and $1 million in tax assessments.

   Risk Management. The State maintains a combination of commercial insurance and self-insurance to cover the risk of losses to which it may be exposed. This is accomplished through risk management and various outside entity commercial insurance providers. It is the policy of the State to cover the risk of certain losses to which it may be exposed through risk management activities. In general, the State is self-insured for certain health care claims (prescription drug and dental plus three of eight medical health plan options), State employee workers' compensation, long-term disability, tort liability, personal property, and real estate property losses up to $500,000 (except where separate coverage is required by bond covenant). The State has commercial vehicle liability coverage on all vehicles, and a statewide commercial policy on real property valued at $500,000 or more (except where separate coverage is required by bond covenant). Insurance settlements have not exceeded insurance coverage for the past three fiscal years. Risk is managed by positively addressing various benefits and liabilities through review, legislation and administration to assure that claims are promptly and correctly adjudicated and that appropriate and fair benefits and liabilities are reflected in the statutes and regulations. Where cost effective and appropriate, such as limiting the impact of a catastrophic occurrence to the State buildings, the State has limited its exposure through high deductible catastrophic loss insurance.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Kansas issuers may be unrelated to the creditworthiness of obligations issued by the State of Kansas, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Kansas trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Kansas trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Kansas trust to pay interest on or principal of such bonds.

   Your Kansas trust is susceptible to political, economic or regulatory factors affecting issuers of Kansas municipal obligations (the "Kansas Municipal Obligations"). These include the possible adverse effects of certain Kansas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Kansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Kansas or contained in Official Statements for various Kansas Municipal Obligations.

   Kentucky Risk Factors

   Economic Condition and Outlook. The strength of the national economy is typically gauged by increase in output as measured by real gross domestic product. The performance of state economies is measured by personal income and employment. The Kentucky economy slowed substantially in fiscal year 2008. Income and employment growth lost momentum in each quarter, though the ratcheting downwards was not as pronounced as in the U.S. economy. Nationally, the housing crisis gained center stage in August 2007. Initially the housing bubble had little impact on the State economy because real estate prices had not soared as in California and Florida, and Kentucky, unlike Ohio, had very limited exposure to the subprime market. However, by the middle of the fiscal year the mortgage-related lending problems had spread to the rest of the country by affecting the availability of credit and causing worry in the financial markets.

   In fiscal year 2008, Kentucky's personal income is estimated to have increased by 4.6 percent to $133.4 billion. Wages and salaries comprise about 53 percent of total income. These were up by just 3.5 percent during the year. The recession is expected to take its toll on personal income weakening overall growth to 3.5 percent in fiscal year 2009 and then to just 1.2 percent in the following year.

   Employment data is commonly used to gauge the strength of the State's economy, primarily because of its timely availability and its impact on consumer spending and confidence. Nonfarm employment in Kentucky increased by
1.0 percent in fiscal year 2008 resulting in the addition of 17,800 jobs.

   The service-providing sectors posted an overall gain during the year with an increase of 1.2 percent compared to a 1.1 percent decline in the goods-producing sector. Government jobs account for 17 percent of total nonfarm employment and were up 2.3 percent for the year.

   Kentucky's employment composition has changed over the last decade and has converged closer to the national average. The goods-producing sectors account for 19 percent of all in-state jobs compared to the national average of 16 percent. In the recent past, the relative strength of this sector had been a disadvantage as cheap foreign crude kept coal prices low and manufacturing facilities moved to low-cost centers abroad.

   In fiscal year 2008, manufacturing employment was down 2.3 percent and by the last quarter had contracted further by 3.0 percent. The hardest hit was taken by the transportation equipment sector which accounts for over one-fifth of all manufacturing jobs in Kentucky. High fuel prices dramatically drove down the sales of Louisville-based Ford lines like the Explorer and the F-series trucks. The fallout from the subprime crisis has also affected consumer confidence and dampened demand for the relatively fuel-efficient Camry.

   During the next two years the employment outlook is bleak. Total nonfarm employment is forecasted to decline by 1.0 percent in fiscal year 2009 and by
1.7 percent in fiscal year 2010. Manufacturing employment is expected to take the brunt of the slowdown with declines of 3.5 percent and 7.3 percent during the biennium.

   Long-Term Financial Planning. Kentucky has by statute (KRS 48.705) a set goal of maintaining a Budget Reserve Trust Fund (BRTF) balance of 5 percent of general fund revenues. As of June 30, 2008, the BRTF has a balance of $214.8 million which was maintained throughout the fiscal year.

   Major Initiatives. Fiscal year 2008 was the second fiscal year of the Commonwealth's 2006-08 biennial period. From a fiscal perspective, fiscal year 2008 presented a mixed financial condition. Overall, General Fund spending in fiscal year 2008, increased by 7.6 percent. Tax revenues increased by only 1.0 percent. Funds from prior years and other resources served as the primary financing means for the increase in spending. There were areas that included some substantial spending increases. These were concentrated in education, human services, and corrections. Funding for elementary and secondary education, the largest portion of the budget, increased 7 percent. A significant portion of the increase was targeted to raising teacher salaries across the Commonwealth in an effort to attain parity with the teacher pay of surrounding states. For postsecondary education, spending was up by 4 percent. Human services spending increased 15 percent: the Medicaid program increased 15 percent, and spending for mental health and mental retardation programs increased by 7.5 percent. Criminal justice system spending went up 10 percent with corrections spending increasing by 16 percent primarily to contend with growing inmate population.

   Fiscal year 2008 was also a year in which the Commonwealth's new Governor came into Office, Governor Steven Beshear. Despite the spending increases slated for fiscal year 2008, the new Governor inherited a revenue and a budget shortfall of $265 million that had to be addressed immediately. The shortfall was in part a tax revenue shortfall of $118 million, combined with increased appropriations made by the General Assembly in Sessions after the 2006 Session. The shortfall was addressed by using the Commonwealth's $145 million surplus, $76 million in spending cuts, and the rest from other resources. Moreover, there were specific areas of the government where $150 million in supplemental funding was added to fiscal year 2008 budgets; primarily for the Medicaid program ($112 million), and for the increasing prison population ($24 million).

   The Commonwealth capital program enacted for the 2006-08 biennial period was budgeted at an unprecedented level. The majority of it was financed through the issuance of debt. The capital budget included $2 billion in bond financed projects. The largest proportion of new project activity was directed to the Commonwealth's nine postsecondary education institutions. The second largest commitment of support was for local water and sewer infrastructure projects, over $250 million. The School Facilities Construction Commission, which aids local school districts in new construction and renovation projects, received $150 million in new bonds from the 2007 General Assembly to support offers of assistance to local school districts. Also funded were a $60 million Parks Development program and $37.5 million in economic development investments. In fiscal year 2008, much of this capital budget was put into place and represented one of the largest capital spending years the Commonwealth has seen.

   During fiscal year 2008, the Commonwealth addressed a significant policy and financial issue, how to finance the large unfunded liabilities of its pension systems, and how to structure future employee benefits to ensure a sustainable pension system. Pension reform legislation was passed by a Special Session of the General Assembly in June 2008. The legislation puts in place a phased-in financing plan to achieve the necessary actuarial contributions to the systems. The financing plan includes specific graduated targets over a period of years. Benefits and related eligibility requirements for future employees were significantly changed to modernize the benefits and to reduce the future pension liabilities of the systems.

   Assets. Net assets may serve as a useful indicator of a government's financial position. The Commonwealth's combined net assets (governmental and business-type activities) totaled $16.3 billion at the end of 2008, as compared to $17.4 billion at the end of the previous year.

   The largest portion of the Commonwealth's net assets, $20.2 billion, is invested in capital assets (e.g. land, infrastructures, buildings and improvements and machinery and equipment), and minus any related debt, which is still outstanding and used to acquire those assets. The Commonwealth uses these capital assets to provide services to its citizens; therefore, these assets are not available for future spending.

   The second largest portion of the Commonwealth's net assets, totaling $1.45 billion, is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net assets. The unrestricted net assets, if they have a positive value, could be used at the Commonwealth's discretion. However, the unrestricted balance is a negative $(5.4) billion; therefore funds are not available for discretionary purposes.

   Debt Administration. The Office of Financial Management, as established in KRS 42.4201, is responsible for the oversight of the Commonwealth's debt. The Office develops a long-term debt plan including criteria for the issuance of debt and an evaluation of the total state debt to be incurred. Debt is issued through the State Property and Buildings Commission and the Kentucky Asset/Liability Commission.

   The Commonwealth of Kentucky's bonded debt increased by $174 million to $3.6 billion, a 5.00 percent increase during the current fiscal year. The major factors in this increase were the issuance of bonds to replace notes which had been issued as an interim financing source, and additional bonds to fund new projects. No general obligation bonds were authorized or outstanding at June 30, 2008.

   Cash Management. The Commonwealth's investments are governed by KRS 42.500 et seq. and KAR Title 200 Chapter 14. The State Investment Commission, comprised of the Governor, the Treasurer, Secretary of the Finance and Administration Cabinet and gubernatorial appointees of the Kentucky Banker's Association, is charged with the oversight of the Commonwealth's investment activities. The Commission is required to meet at least quarterly, and delegates day-to-day investment management to the Office of Financial Management.

   At August 31, 2008, the Commonwealth's operating portfolio was approximately $3.4 billion in cash and securities. The composition of investments was as follows: U.S. Treasury securities (15 percent); securities issued by agencies and instrumentalities of the United States Government (24 percent); mortgage backed securities and collateralized mortgage obligations (16 percent); repurchase agreements collateralized by the aforementioned (14 percent); municipal securities (22 percent); and corporate and asset backed securities, including money market securities (26 percent).

   The Commonwealth's investments are currently categorized into three investment pools: Short-term, Intermediate-term, Long-term and Bond Proceeds Pools. The purpose of these pools is to provide economies of scale that enhance yield, ease administration and increase accountability and control. The Short-term Pool consists primarily of General Fund cash balances and provides liquidity to the remaining pools. The Intermediate-term Pool represents Agency Fund investments, state held component unit funds and fiduciary fund accounts held for the benefit of others by the Commonwealth. The Bond Proceeds Pool is where bond proceeds for capital construction projects are deposited until expended for their intended purpose.

   The Commonwealth engages in selective derivative transactions. These transactions are entered into only with an abundance of caution and for specific hedge applications to minimize yield volatility in the portfolio. The State Investment Commission expressly prohibits the use of margin or other leveraging techniques. The Commonwealth executes a variety of transactions which may be considered derivative transactions, which include: the securities lending program, over-the-counter treasury options, interest rate swaps, mortgage backed securities, collateralized mortgage obligations and asset backed securities.

   The Commonwealth has used over-the-counter treasury options since the mid-1980s to hedge and add value to the portfolio of treasury securities. These transactions involve the purchase and sale of put and call options on a covered basis, holding either cash or securities sufficient to meet the obligation should it be exercised. The State Investment Commission limits the total option commitment to no more than twenty percent of the total portfolio of treasury and agency securities. Historically, actual commitments have been less than ten percent of the portfolio. The Commonwealth has had a securities lending program since the mid-1980s. The Commonwealth is able to enter into either a principal relationship or an agent relationship. In a principal relationship the Commonwealth reverses its treasury and agency securities in exchange for 102 percent of eligible collateral, marked to market daily. Eligible Collateral is defined as securities authorized for purchase pursuant to KRS 42.500. In an agent program the agent lends the Commonwealth's treasuries and agencies, takes the cash received from the loan and invests it in securities authorized for purchase pursuant to KRS 42.500. The income generated by these transactions is split between the agent, Credit Suisse, and the Commonwealth. At the present time the Commonwealth has entered into an agent agreement that has a guarantee of 10 basis points of the average market value of securities in the program. Through the re-investment of loan proceeds, the Commonwealth owns a $35 million par medium-term note issued by Lehman Brothers Holdings Inc. This bond is currently in default. Additionally, the Commonwealth owns a $25 million Senior Bank Note issued by Washington Mutual which is also in default.

   On June 20, 2003, the State Investment Commission adopted Resolution 03-03, which amended the Commonwealth's investment policy concerning asset-based interest rate swaps. The change modifies the exposure limits from a $200 million notional amount to a net market value approach, the absolute value of which cannot exceed $50 million for all counter-parties. The Commonwealth engages in asset-based interest rate swaps to better manage its duration and to stabilize the volatility of interest income.

   House Bill 5 of the First Extraordinary Session of 1997 was enacted on May 30, 1997. The Bill amended KRS 42.500 to authorize the purchase of additional investment securities with excess funds available for investment. The new classes of investment securities include: United States dollar denominated corporate securities, issued by foreign and domestic issuers, including sovereign and supranatural governments, rated in one of the three highest categories by a nationally recognized rating agency, and asset backed securities rated in the highest category by a nationally recognized rating agency. The Commonwealth currently holds several asset backed securities that have been downgraded from the highest rating category. All of these positions are rated investment grade. Additionally, the Commonwealth holds a $5 million par medium-term note issued by Lehman Brothers Holdings Inc. This note is currently in default.

   KAR Title 200 Chapter 14 provides, among other things that: corporate securities, inclusive of Commercial Paper, Banker's Acceptances and Certificates of Deposit are limited to twenty-five million per issuer and a stated final maturity of five years or less. Money market securities rated A1-P1 or higher are limited to 20 percent of any investment pool and when combined with corporate and asset backed securities (ABS) must not exceed 25 percent of any investment pool. United States Agency Mortgage Backed Securities
(MBS) and Collateralized Mortgage Obligations (CMO) are also limited to a maximum of 25 percent of any investment portfolio. ABS, MBS and CMO must have a weighted-average-life of four years or less at time of purchase.

   Ratings. As of May 2009, the Commonwealth of Kentucky was given an issuer credit rating of AA- by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Kentucky issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Kentucky, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Kentucky trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Kentucky trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Kentucky trust to pay interest on or principal of such bonds.

   Your Kentucky trust is susceptible to political, economic or regulatory factors affecting issuers of Kentucky municipal obligations (the "Kentucky Municipal Obligations"). These include the possible adverse effects of certain Kentucky constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Kentucky and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various Commonwealth and local agencies in Kentucky or contained in Official Statements for various Kentucky Municipal Obligations.

   Louisiana Risk Factors

   Economic Outlook. The State provides a variety of services to citizens including education, health care, public safety, road and highway development and maintenance, and recreation. These services are financed primarily through taxes, fees, mineral royalties and federal revenues, which are accounted for by various funds (general fund, special revenue funds, capital project funds, etc.).

   Major industries in Louisiana include agriculture, fishing, and processing of mineral resources. The State leads the nation in the production of salt and sulfur and ranks high in the production of crude petroleum, natural gas, and natural gas liquids. The State rapidly industrialized in the 1960's and 70's and has giant oil refineries, petrochemical plants, foundries, and lumber and paper mills. Four of the ten busiest U.S. ports are located in Louisiana along the lower Mississippi River (New Orleans, South Louisiana, Baton Rouge, and Plaquemines). The State financial reporting entity includes 51 active component units, which are reported discretely in the financial statements. These component units include colleges and universities, boards and commissions, ports, levee districts, and other special purpose authorities.

   Louisiana's economy is always in motion. It set record levels of employment in 2007 by regaining all the losses from Hurricanes Katrina and Rita over an 18 month period. This track is expected to slow in 2009, but the increase in jobs should intensify in 2010, approaching a two million job economy. Even with this eventual job growth, the State's economy is still affected by the condition of the national economy.

   The State handled Hurricanes Gustav and Ike superbly despite the impact and inconvenience of major evacuations, significant property loss, and temporary business closures. It would be unreasonable to expect another windfall in terms of revenue collections, sales tax collections, or a surge in oil prices following Hurricanes Gustav and Ike similar to that which occurred after Hurricanes Katrina and Rita.

   Louisiana's eight Metropolitan Statistical Areas (MSAs) remain a picture of diversity in their makeup and their economic future. For example, the New Orleans MSA is expected to see over $20 billion in ongoing and planned construction jobs, but will lose around 1,300 jobs at Lockheed Martin Space Systems. It is estimated to lose 3,000 jobs in 2009 and add 6,000 in 2010. The employment trajectory for Baton Rouge's MSA is projected to add 2,400 jobs in 2009 and 6,800 in 2010. Its growth will be stimulated by new and expanding firms and construction projects estimated at $6.5 billion which includes Dynamic Fuels' new biofuels plant in Ascension parish, the expansion of Coca Cola Bottling, and the expansion of Shintech. Monroe's MSA suffered a number of layoffs over the past six years. It is not expected to add any jobs in 2009 and only 400 jobs in 2010. Alexandria's growth rate has slowed after the end of hiring at the Union Tank Car and the completion of the Cleco power plant. This MSA is not expected to add new jobs in 2009 but is projected to add 800 in 2010 due mainly from road projects. Energy-dominated Houma is estimated to be the fastest growing MSA with 1,800 jobs in 2009 (+1.9 percent) and 2,400 in 2010 (+2.4 percent). The region's extraction and extraction service firms plus the area's shipbuilders are contributing to the hiring binge. The Shreveport-Bossier MSA is anticipated to experience large layoffs at GM, Pilgrim's Pride, and Beaird Industries resulting in a loss of approximately 2,100 jobs in 2009, but expected to add 2,500 in 2010. Employment in Lafayette has been propelled by high energy prices. The discovery of the lower tertiary trend in the Gulf of Mexico should mean increased business for this region's extraction firms, fabricators, and drilling service firms. One half billion dollars in construction projects are forecasted to boost this area's economy. Lafayette's MSA is projected to add 2,800 jobs in 2009 and 3,200 in 2010. The Lake Charles MSA is forecasted to be bolstered by the Leucadia construction project (a synthetic natural gas plant), a 1600-person casino resort (Sugarcane Bayou), and the new Shaw Project which will require a workforce of about 1,400. It is expected to add 1,400 new jobs in 2009 and 2,000 in 2010. There was impressive growth over the past four years in Louisiana's 35 rural parishes; however, a loss of 2,000 (-0.5 percent) jobs is anticipated for 2009 and a gain of 4,300 jobs for 2010 (+1.2 percent) is expected. North Oaks Hospital is planning a $250 million expansion in Tangipahoa Parish, which also attracted Gray & Company, an oil and natural gas insurer that may build a $12-$15 million office/hanger complex in the parish.

   In the August 2008 release of The Louisiana Economic Outlook: 2009 and 2010, employment in Louisiana was projected to rise by 27,000 jobs in 2009. However, due to the decline in the national economy and the weakening prices of oil, The Louisiana Economic Outlook: 2009 and 2010 was subsequently revised to reflect employment increases of 1,300 (+0.1 percent) in 2009 and 28,400 (+1.5 percent) in 2010.

   The State should not expect continued revenue increases because of Katrina and Rita and should be aware that oil prices are now weakening, hence the need for careful evaluation on how the existing revenues are spent in regards to the State's economic future.

   On December 15, 2008, the Revenue Estimating Conference met and incorporated the fact that the National Bureau of Economic Research officially declared that the United States was in a recession. Further, it recognized that mineral prices had fallen substantially from their elevated level attained earlier this year and last year. Consequently, the State's economic outlook has worsened again, and the official revenue forecasts for both the current fiscal year and the next have been reduced significantly. The administration is addressing the anticipated budget shortfalls for both fiscal years.

   Fund Highlights. The major governmental funds are the General Fund, Bond Security and Redemption Fund, and Louisiana Education Quality Trust Fund. The General Fund is the chief operating fund of the State. The Bond Security and Redemption Fund receives all money deposited into the State Treasury except federal funds, donations, or other forms of assistance. The fund pays all obligations secured by the full faith and credit of the State which are due and payable in the current fiscal year. The Louisiana Education Quality Trust Fund uses funds received from the federal government from mineral production or leases on the outer continental shelf for various purposes aimed at improving the quality of education in Louisiana.

   The overall financial position of the General Fund decreased by $148 million and the unreserved/undesignated fund balance decreased by $364 million (31 percent) to a balance of $794 million. However, general fund revenue for Fiscal Year 2008 increased by 7 percent over the prior fiscal year. Not only was the recovery and rebuilding effort steadily fueling sustained economic activity throughout the year, oil prices remained higher than expected. With the increase in insurance premiums following the storms, the insurance premium tax collections were higher than prior year. Oil prices that averaged almost $90 per barrel for the fiscal year led to increases in royalties, severance taxes, and mineral bonuses well above those reached during the previous year. The influx of revenue that stayed in the treasury longer than expected due to expenditure limit constraints and capital construction projects that took longer to complete drove general fund interest to a 50 percent increase over the prior year. General sales taxes increased modestly but sustained the elevated level of collections that began with post-Katrina activity. Provider fees increased as Medicaid services were expanded in additional waiver slots, program redesign, and other improvements.

   Corporate and individual income taxes, while still strong in fiscal year 2008, declined from the previous year's level. Corporate revenue declined in response to a weakening economy and continued phase-in of various tax credits in place to improve the corporate environment. Personal income slowed as the first phase-in allowing 52.5 percent of excess itemized deductions was included in State income tax liabilities. Additionally, taxes collected during fiscal year 2007 included delayed payments due to the hurricanes that occurred during fiscal year 2006 which inflated the year to which fiscal year 2008 is compared. Motor vehicle sales continued a downward trend following the massive replacements after the 2005 storms and as fuel prices soared. Various agency receipts declined but only approached average collections after an abnormally high year in fiscal year 2007.

   General Fund expenditures have increased by $3.4 billion (15 percent). The major portion of this increase can be attributed to additional expenditures of the Road Home program for incentives and grants provided to eligible homeowners to elevate their homes.

   The Bond Security and Redemption Fund revenues increased by $223 million (2 percent) in fiscal year 2008, mainly because of an increase in royalties from oil and gas extraction and interest earnings. The Louisiana Education Quality Trust Fund reported interest earnings of $22.3 million (an 8 percent increase) and market losses of $27.4 million.

   Assets. The overall financial position for the State improved from the previous year as reflected in the increase in net assets to $21.2 billion (5 percent). Net assets for governmental activities increased by approximately $952 million (5 percent), while net assets for business-type activities increased by $129 million (5 percent). The largest portion of the net assets of the State, $12.8 billion (60 percent), reflects investment in capital assets (e.g., land, roads, buildings, machinery, and equipment) net of related debt. These net assets are used to provide services to residents of the State, and consequently are not available for future spending. Capital assets increased by $1.5 billion (11 percent), due mainly to infrastructure improvements under the Louisiana Transportation Infrastructure Model for Economic Development (TIMED) Program.

   In contrast, current and other assets (e.g., cash, investments, receivables, and inventory) totaled $19.6 billion (56 percent of total assets) at fiscal year end, and the State uses these resources in part to repay debt associated with capital assets. The current and other assets of the State at June 30, 2008 represent an increase of 2 percent from the prior fiscal year. Cash has increased by $607 million (7 percent), partially due to an increase in cash in the Louisiana Mega-Project Development Fund of $311 million. This fund was created in fiscal year 2007 to provide for economic development mega-projects for the State, and increased funding was provided during fiscal year 2008 to further enhance the goal of creation or retention of jobs within the State. The Coastal Protection and Restoration Fund received additional funding of $300 million from prior year nonrecurring revenues, to further the development and implementation of programs designed to offset the loss of Louisiana coastal wetlands exacerbated by Hurricanes Katrina and Rita in 2005. In addition, cash increased in the Capital Outlay Escrow Fund by $232 million in part because of the issuance of Louisiana Public Facilities Authority refunding bonds during fiscal year 2008.

   Restricted net assets represent those assets not available for spending as a result of legislative or constitutional requirements, donor agreements, or grant requirements. Restricted net assets decreased by $290 million (5 percent) from the previous fiscal year for governmental activities, reflecting the decrease in the restricted for capital projects component of net assets of $390 million. This decrease is the consequence of $500 million in general obligation bonds being sold in fiscal year 2007 for capital projects, while no general obligation bonds were sold during fiscal year 2008.

   Restricted net assets increased by $96 million (7 percent) for business-type activities, primarily caused by an increase in the Unemployment Trust Fund restricted for unemployment compensation over last year. Balances continue to move upward from fiscal year 2006, reflecting an increase in the tax rates on employers to build up the unemployment trust fund after depletion caused by the large increase in unemployment claims following Hurricanes Katrina and Rita. Another factor in the increase of restricted net assets for business-type activities is the increase of $45 million in restricted for capital projects for the Louisiana Transportation Authority. This increase reflects current year additions to the capitalized construction-in-progress of the ongoing Louisiana Highway 1 infrastructure project.

   For fiscal year 2008, unrestricted net assets increased by $303 million (80 percent) from 2007 for governmental activities. This increase reflects that capital grants and contributions revenue has increased by $1.4 billion resulting from the large influx of federal Community Development Block Grant
(CDBG) funds for additional incentives and grants available through the Road Home program. These additional monies are being provided to eligible Road Home applicants as an incentive to elevate their homes to meet current flood guidance.

   Unrestricted net assets increased by $35 million (4 percent) for business-type activities, reflecting an increase of $24 million for the Municipal Facilities Revolving Loan Fund cash. This fund provides loans and other financial assistance to municipalities for the construction of waste water treatment facilities. The increase is the result of the loan portfolio stabilizing with repayments exceeding loan disbursements. Many of the loans are approaching maturity, resulting in higher principal payments. Unrestricted net assets also increased $13 million for the Drinking Water Revolving Loan Fund because of higher loan activity involving community water systems. These loans are made available in an effort to improve drinking water quality by assisting water systems in providing drinking water that meets established standards and achieves the goals of the federal Safe Drinking Water Act Amendments of 1996.

   Cash Management. The State Treasurer is responsible for managing all cash and investments, with the exception of certain component units included in the reporting entity that have independent powers to manage and invest their funds. During fiscal year 2008, cash management and investment transactions managed by the State Treasurer included checking accounts, certificates of deposit, U.S. government and agency obligations, commercial paper, repurchase agreements, and security lending agreements.

   For fiscal year 2008, the Treasury earned $417,344,401 on its fixed-income investments for the General Fund portfolios. The investments earned a cash rate of return of 4.54 percent during fiscal year 2008 compared to a 4.05 percent rate that earned $309,444,296 in the previous year. Additionally, the thirty-day Treasury Bill yield averaged 2.96 percent and the two-year Treasury Note averaged 7.66 percent during the same period. The investments of the Louisiana Education Quality Trust Fund earned a fixed income rate of return of
2.5 percent and a loss of 12.99 percent on equities for the 2008 fiscal year.

   Debt Administration. The Louisiana Constitution of 1974 provides that the State shall have no power, directly or indirectly, through any state board, agency, commission or otherwise to incur debt or issue bonds except by law enacted by two-thirds of the elected members of each house of the legislature. The State authorizes, issues, and sells debt obligations. General obligation bonds issued by the State are backed by the full faith and credit of the State. The State also issues revenue obligations, which are secured by a pledge of revenues or property derived from the operations of a program funded by the issuance of the obligations.

   Louisiana Revised Statutes 39:1365(25) limits the legislative authorization of general obligation bonds and other general obligations secured by the full faith and credit of the State by prohibiting total authorized bonds from exceeding an amount equal to two times the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years prior to such authorization.

   During the year 2008, there were no new general obligation bonds issued. Louisiana Correctional Facilities Corporation issued $23.2 million in revenue bonds to purchase the facility formerly known as the Swanson Correctional Center for Youth. Louisiana Public Facilities Authority also issued $62.9 million in refunding bonds. The proceeds of the bonds were loaned to the Louisiana Department of Public Safety and Corrections for the purpose of defeasing and advance refunding the Series 1999 and 2001 bonds. The defeasance and advance refunding of the refunded bonds is being undertaken for the purpose of lowering the total overall cost of debt service to the department.

   Risk Management. The primary government, through the Office of Risk Management, retains risk for property, casualty, and worker's compensation insurance, as well as coverage for all State property, with virtually no upper limits. Auto liability, comprehensive, and collision coverage is provided for the State fleet and other coverage, such as bonds, crime, aviation, and marine insurance, is provided as needed.

   Ratings. As of May 2009, all outstanding general obligation bonds of the State of Louisiana are rated A+ by S&P and A1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Louisiana issuers may be unrelated to the creditworthiness of obligations issued by the State of Louisiana, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Louisiana trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Louisiana trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Louisiana trust to pay interest on or principal of such bonds.

   Your Louisiana trust is susceptible to political, economic or regulatory factors affecting issuers of Louisiana municipal obligations (the "Louisiana Municipal Obligations"). These include the possible adverse effects of certain Louisiana constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Louisiana and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Louisiana or contained in Official Statements for various Louisiana Municipal Obligations.

   Maine Risk Factors

   Economic Outlook. The State is home to many renowned institutions of higher education, both public and private, industries, vacation areas, and world famous retailers, keeping the economy relatively stable and an incubator for new ideas and growth. Unemployment has remained close to the national average due to these stabilization factors. The State of Maine with an international reputation for recreational, cultural, historical and educational institutions remains a significant spoke of the New England economy. Maine's economy remains diversified.

   Inflation continued to rise through the past year. The Consumer Price Index rose by 5.6 percent from July 2007 to July 2008; however, fuel and utilities prices rose much faster. The rise in oil prices to almost $150 a barrel in early summer put pressure on both household and government budgets. The dramatic decline in recent months of oil prices has provided both households and governments during the winter heating season.

   Personal income continues to rise in Maine faster than inflation. According to the latest statistics available, personal income is estimated to have risen by 5.5 percent in calendar year 2007. Unemployment has increased throughout the year, but is well below the national average. The rate in Maine stood at 7.2 percent in December of 2008, which is consistent with other states in the region.

   The national economic recession is forecasted to impact Maine, but not as severely as the rest of the nation. While the housing market has slowed in Maine, homes prices have mostly held steady and most financial institutions in Maine are solid. Maine's economy is not heavily dependent on financial services jobs, and therefore is not expected to be significantly affected by the crisis in the nation's financial sector. The one area that is estimated to be strongly affected by the recession is the retail sector. Employment in the retail sector is forecasted to contract during the first-half of 2009 as consumers continue to retrench. Unemployment is expected to soar to 9 percent during calendar year 2009 and perhaps maintain that rate into 2010.

   Major Initiatives. Public Law 2007, Chapter 240, amended Title 5 Chapter 421 by establishing an Irrevocable Trust to account for and invest funds to amortize the unfunded liabilities related to the other post-employment benefits
(OPEB) for State employees of the primary government. The Maine Public Employees Retirement System holds and invests the long-term funds in the irrevocable trust fund. An initial deposit of $100 million was made to the trust in January of 2008. Beginning with the 2010 Fiscal Year, an actuarially determined funding plan will be adopted to continue to make regular and predicable payments toward the annual required contribution.

   During Fiscal Year 2008, the Department of Health and Human Services began an extensive project to outsource the claims management and fiscal operations of the State's Medicaid Program known as MaineCare. The initiative to move to a fiscal agent to administer the program results from the largely unsuccessful implementation effort of the electronic data processing system for claims management known as MECMS. It is expected that the fiscal agent project will span two years from the commencement of the project to implementation.

   Budgetary Highlights. For the 2008 fiscal year, the final legally adopted budgeted expenditures for the General Fund amounted to $3.2 billion, an increase of about $18.7 million from the original legally adopted budget of approximately $3.2 billion. Actual expenditures on a budgetary basis amounted to approximately $93.6 million less than those authorized in the final budget; however, after deducting the encumbered obligations and other commitments that will come due in fiscal year 2009, $44.6 million of funds remained as a result of a continuing concerted effort to control spending, primarily in the broad categories of education and social services. Of this amount, all but $935 thousand was designated for MaineCare appropriations in fiscal year 2009. Actual revenues exceeded final budget forecasts by $44.3 million. The unobligated balance reported on a budgetary basis was overstated by $11.1 million due to an accounting/programming error. This accounting error was corrected legislatively in fiscal year 2009 by transferring funds from the State's Budget Stabilization Fund. As a part of the final budget adjustment for Fiscal Year 2008, the Legislature approved a direct appropriation to the State's Budget Stabilization Fund in the amount of $10 million. The additional appropriation and interest earnings increased the balance in the Fund to $128.9 million as of June 30, 2008.

   Debt Management. The Constitution of the State of Maine provides that the Legislature shall not create any debt which exceeds $2,000,000 except to suppress insurrection, to repel invasion or for purposes of war except when two-thirds of the Legislature and a majority of the voters authorize the issuance of debt. The Constitution also provides that tax anticipation loans must be repaid during the fiscal year of issuance. Constitutional amendments have been adopted which also allow the Legislature to authorize the issuance of bonds to insure payments on revenue bonds of up to $4,800,000 for local public school building projects; in the amount of up to $4,000,000 to guarantee student loans; to insure payments on up to $1,000,000 of mortgage loans for Indian housing; to insure payments on up to $4,000,000 of mortgage loans or small business loans to war veterans; and to insure payments on up to $90,000,000 of mortgage loans for industrial, manufacturing, fishing, agricultural, and recreational enterprises. This last authorization has been limited statutorily to a maximum of $87,500,000 available for issue through the Finance Authority of Maine.

   When issuing General Obligation Bonds, the State of Maine pledges its full faith and credit to repay the financial obligation. Unless certain tax revenue streams are specifically restricted, states typically pledge all of their tax-raising powers to secure the obligations. The major bond rating agencies regularly assess the capacity and willingness of the State to repay its general obligation debt. Moody's, S&P, and Fitch make their assessments, in large part, by examining four basic analytical areas: economy, financial performance and flexibility, debt burden, and administration. The economic base is the most critical element in determining the rating. Growth and diversity in the demographics, tax base, and employment base of the State over the last decade are indicators of future growth prospects and debt repayment capabilities. Generally, states with higher income levels and diverse economic bases have superior debt repayment capabilities and are better protected from sudden shocks or unexpected volatility in the economy. Because a strong economy does not always ensure a state's ability to meet debt payments, the State's financial management and performance are also key factors.

   Financial analysis involves several factors, including: accounting and reporting methods; revenue and expenditure patterns; annual operating and budgetary performance; leverage and equity positions; budget and financial planning; and contingency obligations. These factors present a clear indication of the financial strengths and weaknesses of the State. The rating agencies' analyses of these factors provide the framework for judging Maine's capacity to manage economic, political, and financial uncertainties.

   At year-end, the State had $1 billion in general obligation and other long-term debt outstanding. During the year, the State reduced outstanding long-term obligations by $77 million for outstanding general obligation bonds and $230.4 million for other long-term debt. Also during fiscal year 2008, the State incurred $387.6 million of additional long-term obligations.

   Risk Management. In general, the State is "self-insured" for health and dental insurance, worker's compensation, tort liability, vehicle liability, marine and aircraft, property losses, and retiree health insurance for State employees and teachers. The Risk Management Division's activities include analysis of and control over insurance coverage and risk exposure. Risk Management funds the cost of providing claims servicing and claims payment by charging premiums to agencies based on a review of past losses and estimated losses for the current period.

   Ratings. As of May 2009, all outstanding general obligation bonds of the State of Maine are rated AA by S&P and Aa3 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Maine issuers may be unrelated to the creditworthiness of obligations issued by the State of Maine, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Maine trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Maine trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Maine trust to pay interest on or principal of such bonds.

   Your Maine trust is susceptible to political, economic or regulatory factors affecting issuers of Maine municipal obligations (the "Maine Municipal Obligations"). These include the possible adverse effects of certain Maine constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Maine and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Maine or contained in Official Statements for various Maine Municipal Obligations.

   Maryland Risk Factors

   State Government. Maryland's employment is based largely in services, trade and government. These sectors, along with finance, insurance and real estate are the largest contributors to the gross state product. The Maryland Constitution requires the Governor to submit to the General Assembly a balanced budget for the following year. The General Assembly cannot increase the budget except in certain organizational units. The budget currently uses a legally mandated budgetary fund structure. Each State agency is provided appropriations at a program level, which is the level at which expenditures cannot legally exceed the appropriations. The State also utilizes an encumbrance system to serve as a tool for managing available appropriations. Maryland maintains its accounts to conform with the legally mandated budget and also to comply with generally accepted accounting principles. Financial control is generally exercised under the budgetary system.

   There is a Spending Affordability Committee which consists of certain designated officers of the General Assembly and other members as may be appointed by the President of the Senate and the Speaker of the House of Delegates. Each year the Committee must submit a report to the General Assembly's Legislative Policy Committee and to the Governor recommending the level of State spending, the level of new debt authorization, the level of State personnel and the use of any anticipated surplus funds.

   Also, the General Assembly created a Capital Debt Affordability Committee, the members of which are the Treasurer, the Comptroller, the Secretary of Budget and Management, the Secretary of Transportation, and one person appointed by the Governor. This Committee is required to submit to the Governor by September 10 of each year an estimate of the maximum amount of new general obligation debt that prudently may be authorized. The Committee's recent reports encompass all tax supported debt, including in addition to general obligation debt, bonds issued by the Department of Transportation, bonds issued by the Maryland Stadium Authority and capital lease transactions. Although the Committee's responsibilities are advisory only, the Governor is required to give due consideration to the Committee's finding in preparing a preliminary allocation of new general obligation debt authorizations for the next ensuing fiscal year.

   Economy and Outlook. Economic growth in Maryland has all but ground to a halt, largely as a result of the sustained downturn in the housing market. Broad national trends, including the credit crunch, low consumer confidence and falling consumer spending, will bring Maryland's economy into recession imminently, if it is not there already. Even without the past few months of turmoil in the financial markets, a recession in the State would have been very likely. Fallout from the housing bubble burst has slowed the State's economy, and will continue to do so for some time.

   Maryland's economy appears to have been stagnant throughout 2008, after a relatively weak 2007. While monthly survey data from the Bureau of Labor Statistics indicates job growth of around 1 percent every month of this year, an acceleration over 2007's growth of 0.8 percent, other indicators suggest growth has been substantially slower. Data from unemployment insurance records, nearly a census of employment in the State, show growth of about 0.33 percent for the first quarter of the year. Initial claims for unemployment insurance have increased at 20 percent or more (year-over-year) every week but three since the beginning of March, and nearly doubled in the last week of October. Individual income tax withholding, which is a timely economic indicator (albeit not without some problems), has been sluggish throughout the year.

   Even the stronger payroll survey data show substantial acceleration in 2008 for only several industries--professional and business services, leisure and hospitality services, and the federal government. But a comparison of first quarter data with the unemployment insurance records shows the survey data likely overstates growth for all industries save two--state and local government and the federal government. Three industries are unambiguously declining, though none are a surprise. Manufacturing, construction, and finance and real estate services all declined by about 2 percent or more in the first quarter, according to the unemployment insurance data. Particularly given the events of late summer through early October, there is no reason to expect that performance of these particular industries has improved since the first quarter.

   On a year-over-year basis, sales of existing homes have fallen every month since October of 2005--36 of 37 months. And the one exception may be foreclosure-related sales. Growth in the median sales price has generally decelerated for even longer, since early 2005, and prices have declined every month since August 2007. The inventory to sales ratio currently stands at 13.9, up strongly from 1.6 just a little over three years ago. All indications are that the Maryland housing market has further to fall. Until the market reaches bottom, housing-related industries -- construction, finance and real estate, among others -- are unlikely to see a resumption of consistent growth.

   Consumer spending also is unlikely to see a resumption of growth until the housing market reaches bottom, if not later. Just as the run-up in housing prices provided support for consumer spending through the wealth effect (as well as through the simple extraction of equity), falling housing prices will reverse the effect. And that impact will be exacerbated by the 40 percent decline in stock prices. Estimates of the negative wealth effect are around 5 percent over two years, that is, for every dollar of wealth lost, spending falls by five cents over the next two years. All segments of the economy dependent on consumer spending, including retail, transportation, and leisure services and, more broadly, manufacturing and government, are thus in store for an extended period of difficulty. While tightened lending standards and the weakening labor market are also putting pressure on consumer spending, the recovery of the housing market is crucial to a resumption of consumer spending in the State.

   The recent collapse of several large financial firms and recent bank consolidations will have a direct impact on Maryland's economy, although nowhere near the extent of New York, Charlotte, and several other locations. But the related impact on credit -- almost two-thirds of banks nationally are tightening business lending standards -- will result in a slowing or stoppage of business investment. Credit has become more difficult to obtain at the same time profits have fallen, largely as a result of the slowdown in consumer spending, and business confidence has collapsed. In addition, the availability of commercial paper to small and mid-sized businesses may still precipitate leaner business spending and even bankruptcy.

   The lack of credit will cause the construction industry to continue to contract as commercial and industrial projects are scaled back, delayed or cancelled. Professional and business services, an integral industry in Maryland's economy, will also experience substantially slower growth. Those firms closely aligned with financial services will be the hardest hit. As businesses cut expenses, slowing business travel will likely affect Maryland more than many other areas. Leisure and hospitality services, a sector with above average growth since the last recession, will experience a sharp deceleration in growth if not an outright decline in 2009. Those located near BWI Thurgood Marshall Airport and the Washington D.C. suburbs are most at risk.

   With the United States economy now not expected to recover until midway through 2009, and risks decidedly on the downside, prospects for the State are bleak. While some states that also had exuberant housing markets may have neared the market trough, and thus may be expected to recover concurrently with the national economy, Maryland's housing market has yet to hit bottom. As a result of that and other factors, the State's economy is unlikely to resume growth until early 2010 at the soonest.

   Major Budgetary Initiatives. Because of reductions in revenue estimates, the State reduced projected total spending for fiscal year 2009, and the general fund budget grew by only 3.7 percent. The State continues to save for the future and maintained a projected $739 million fund balance in its "Rainy Day Fund" for fiscal year 2009. In addition, priorities for public education, workforce creation, public safety, the environment and open space, and the quality of life for Maryland's citizens were protected.

   The State continued its record funding for education, both for public school and higher education. Increased funding was provided for public schools and public school construction. The tuition freeze for in-state undergraduates was maintained, and capital funding for public four year institutions and community colleges was increased.

   Budgetary initiatives for public safety include improved correctional facilities, enhanced offender monitoring, strengthening Juvenile Services, new State police helicopters and improved health services to veterans.

   In addition, the State provided increases for healthcare initiatives, stem cell research, and community based care. Also, funding was continued for land preservation programs, restoration of the Chesapeake Bay, Maryland State Parks and energy assistance.

   Financial Highlights. Maryland reported net assets of $17.4 billion in fiscal year 2008 and $18.5 billion in fiscal year 2007. Of the net assets in fiscal year 2008, a deficit balance of $1.0 billion was reported as total unrestricted net assets, which includes a $2.3 billion deficit balance in governmental activities and a $1.3 billion balance in business-type activities.

   The State's total net assets decreased by $1.1 billion as a result of this year's operations. The net assets for governmental activities decreased by $1.3 billion (9.7 percent). Net assets of business-type activities increased by $182 million (3.5 percent). The State's governmental activities had total expenses of $26.8 billion, total revenues of $25.0 billion and net transfers from business-type activities of $478 million for a net decrease of $1.3 billion. Business-type activities had total expenditures of $2.3 billion, program revenues of $3.0 billion, and transfers out of $478 million for a net increase in net assets of $182 million. Total State revenues were $28.0 billion, while total costs for all programs were $29.1 billion.

   Financial Analysis of the State's Funds. Governmental funds reported a combined fund balance of $3.3 billion, a decrease of $618 million (15.8 percent) from the prior year.

   The General Fund reported an unreserved fund balance of $1.5 billion and a reserved fund balance of $1.4 billion, compared to an unreserved fund balance of $885 million and a reserved fund balance of $2.4 billion last year. This represents a net decrease of $373 million in General Fund, fund balance. The total unreserved fund balance in the governmental funds was $1.4 billion, compared to the unreserved fund balance of $1.0 billion in the prior year.

   Governmental funds reported a total reserved fund balance of $1.9 billion in 2008, compared to $2.9 billion in the prior year. This decrease is primarily attributable to transfers from the State Reserve Fund used to help balance the General Fund budget during fiscal year 2008.

   Debt Management. Total bonds, obligations under long-term leases and other nontraditional Transportation debt at year end was $13.0 billion, a net increase of $1.4 billion (11.7 percent) over the prior year. $780 million General Obligation Bonds and $227 million Transportation Bonds were issued during the year.

   At June 30, 2008, the State had outstanding bonds totaling $11.8 billion. Of this amount $5.5 billion were general obligation bonds, backed by the full faith and credit of the State. The remaining $6.3 billion was secured solely by the specified revenue sources.

   Ratings. As of May 2009, all outstanding general obligation bonds of the State of Maryland are rated AAA by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Maryland issuers may be unrelated to the creditworthiness of obligations issued by the State of Maryland, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Maryland trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Maryland trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Maryland trust to pay interest on or principal of such bonds.

   Your Maryland trust is susceptible to political, economic or regulatory factors affecting issuers of Maryland municipal obligations (the "Maryland Municipal Obligations"). These include the possible adverse effects of certain Maryland constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Maryland and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Maryland or contained in Official Statements for various Maryland Municipal Obligations.

   Massachusetts Risk Factors

   Economic Outlook. As problems in the subprime mortgage and other credit markets have developed into a nationwide recession in the housing market, the Commonwealth continued to outperform the rest of the nation. The Commonwealth's per capita net income is over 27% above the national average, rising 6% for calendar year 2007. Unemployment levels were consistently less than the national average, even after year end when they have risen dramatically to 5.9% for the Commonwealth, almost a percentage point less than the nation as a whole. The Commonwealth continues to contain a large employment base of education, as well as health and human service positions that somewhat stabilize the economy. But even those institutions are not immune from a deep recession. Furthermore, concerns are long held in the Commonwealth about housing affordability costs.

   In the United States' General Accountability Office's ("GAO") September 2008 report on the nation's long term fiscal outlook, which includes some of the data from the recent economic downturn, combined federal, state and local deficits are expected to reach 5% of the nation's gross domestic product by 2010, 10% between 2020 and 2025, and 20% by 2040. According to the GAO, the costs of social insurance programs and the net interest charges of the federal government will constrain state and local levels in the future to the point where the fiscal burden of these and other long term costs was reported at $455,000 per person as of December 2007. For the Commonwealth's 6.4 million residents, the total bill coming due for these burdens is nearly $3 trillion. The costs of the recent federal actions will only increase this figure. The Commonwealth's finances have similar signs of uncertainty.

   In 2008, as problems in the subprime mortgage credit markets developed into a nationwide correction in the housing market and a banking credit "crunch", Massachusetts' economy somewhat outperformed the nation's economy as a whole. Personal income rose by nearly 9% for the calendar year of 2007. As of June 2008, unemployment was less than the national average. However, since June, unemployment nationwide has risen sharply as the credit crisis has taken hold. The rate for the Commonwealth rose from 5.2% in July of 2007, dipping to as low as 4.1% in April of 2008, but rising back to 5.9% as of November 2008. Nationwide, the rate has almost continuously rose in the same time span from 4.7% in July 2007 to 6.7% in November 2008. The Commonwealth is doing better than other states such as Michigan and Rhode Island, but there are many uncertain signs. The population of the Commonwealth continues to only slightly grow, showing only two tenths of a percent increase, despite being the home to many world-renowned institutions of higher education, both public and private, keeping the economy relatively stable and an incubator for new ideas and growth. Population growth nationwide averages approximately 1% per year. Even so, the Commonwealth, with an international reputation for medical, cultural, historical and educational institutions, remains the economic and educational hub of New England. The Commonwealth's economy remains diversified, but its strongest component is its knowledge -- based technology and service industries. The Commonwealth is home to 17 S&P 500 companies, among them seven Fortune 500 headquarters. The 2008 State New Economy Index, published by the Information Technology and Innovation Foundation which benchmarks the knowledge-based economy, shows that Massachusetts continues to rank first in the nation in a range of results from IT professional and managerial jobs, workforce education, migration of US knowledge workers, fastest growing firms, health information technology, high tech jobs and scientists and engineers.

   Massachusetts' infrastructure provides strong support for this knowledge-based economy. There are over 120 colleges and universities located in Massachusetts, and the 2000 US Census, updated in the 2007 American Community Survey, estimated that 37.9% of the residents over age 25 have earned bachelor's degrees, compared to an estimate of 27.5% for the United States as a whole. In the same survey, over 88% of residents over age 25 at least have a high school diploma or general education equivalent. In primary education, the National Assessment of Education Progress ranks Massachusetts first in 4th and 8th grade mathematics and reading, second in writing and fourth and sixth in science in grades 4 and 8, respectively. This shows that Massachusetts school children are consistently among the best educated in the nation.

   Net Assets. The liabilities of the Commonwealth exceeded its assets at the end of fiscal year 2008 by nearly $4.6 billion, an improvement of nearly $699 million during the fiscal year. Of the $4.6 billion deficit amount, "unrestricted net assets" is reported as a negative $9.9 billion, offset by $3.4 billion in "restricted net assets". There are two primary reasons for negative unrestricted net assets. Legislation mandates that the Highway Department transfer the Central Artery / Third Harbor Tunnel (the "CA/T") to the Massachusetts Turnpike Authority and the Massachusetts Port Authority upon completion. Although the transfer has not been completed, amounts not transferred are recorded as a payable to these entities. The Commonwealth, however, paid for the construction of these assets and retains a large amount of related debt. Similarly, the Commonwealth has a liability of $3.8 billion for its share of the construction costs of schools owned and operated by municipalities through the Massachusetts School Building Authority (the "MSBA"). MSBA will begin approving grants in fiscal year 2009. Because of the statutory prohibition of the MSBA from accepting applications for new school construction until July 1, 2007, this overall liability of $3.8 billion decreased by approximately $709 million during fiscal year 2008 due to grant payments made to municipalities during the year and reductions of grant payment obligations due to audits done by MSBA. During the fiscal year, approximately $1.7 billion in restricted net asset balances were set aside for unemployment benefits and an additional approximate $926 million was restricted for debt retirement.

   Changes in Net Assets. In fiscal year 2008, the Commonwealth's net assets increased by nearly $699 million. Net assets of governmental activities increased by about $435 million. The increase in net assets is primarily attributable to the aforementioned school construction activity and increased tax revenues. Tax revenues rose by nearly $1.2 billion above prior year collections. Expenses of governmental activities were nearly $38.8 billion. This increase from fiscal year 2007's $36 billion is attributable to increase in Medicaid expenses of over $725 million and an increase in Health and Human Services expenditures of approximately $1.3 billion. However, major categories of expenses rose, led by Medicaid costs. Revenue for the Commonwealth, net of transfers, but including taxes, investment income and tobacco settlement income from governmental activities was nearly $44.8 billion. Net assets of the business -- type activities showed an increase of nearly $263 million.

   Governmental Fund Balances. At June 30, 2008, the Commonwealth's governmental funds reported a combined ending fund balance of nearly $7.1 billion. Of the $7.1 billion, nearly $6.1 billion represents unreserved and undesignated fund balance. Fund balances decreased by over $673 million. The Highway Fund's chronic deficit was eliminated due to a fund deficit consolidation act passed during the year. The unreserved and undesignated fund balance of over $6.1 billion only includes a deficit for the Lottery Funds. Similar to last year, approximately $144 million has been declared as a receivable in the governmental funds related to anticipated tobacco settlement proceeds in fiscal year 2009. Due to the fund deficit elimination act Lottery had a net increase in fund balance of approximately $85 million. The MSBA's fund balance of approximately $1.6 billion is blended into the Commonwealth. Within this fund balance are nearly $2.0 billion in cash and investment contracts funded by bond proceeds of $455 million, and other assets less approximately $600 million in current liabilities. Nearly $638 million was apportioned to the MSBA from the Commonwealth from sales taxes. Governmental reserved fund balances total over $1.0 billion. The vast majority of this is nearly $910 million reserved for retirement of indebtedness, the vast majority of which is held in escrows related to refunding bonds and to pay grant anticipation notes. Of the remaining portion, $77 million is reserved for the CA/T owner controlled insurance program for workers' compensation and general liability.

   Debt Administration. The Commonwealth issues short-term and long-term debt. Debt that is general obligation in nature is backed by the full faith and credit of the Commonwealth and paid from governmental funds. Additionally, short-term notes are issued and redeemed annually.

   Exclusive of MSBA, the Commonwealth issued approximately $1 billion in new debt for the fiscal year ended June 30, 2008. 25% of the Commonwealth's general obligation debt has been issued as variable rate bonds as of June 30, 2008. Included in this variable debt were approximately $566 million in auction rate securities (about 4% of all general obligation debt) as of June 30, 2008. Beginning in February 2008, several auctions of the Commonwealth's auction rate bonds began to fail, meaning there were not enough bids from investors to purchase securities being offered for sale by existing holders. These auction failures have been systemic throughout the municipal bond market, caused primarily by widespread downgrades and negative rating outlooks of a number of municipal bond issuers other than the Commonwealth. The failed and unsubscribed auctions have resulted in higher interest costs, but as of June 30, 2008, none of these costs have exceeded their budgeted debt service amount of 5%. Subsequent to year end, the Commonwealth refunded its Series 2007 D-1 and D-2 auction rate bonds and replaced them with fixed rate bonds. Approximately $787 million in bond sales were either for general government purposes or unallocated as of year end and assumed to be for general purposes including for construction and equipment purchases. The remaining new issues were for highway and other infrastructure construction (approximately $466 million) or for strictly municipal purposes (approximately $29 million).

   Ratings. As of May 2009, all outstanding general obligation bonds of the Commonwealth of Massachusetts are rated AA by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Massachusetts issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Massachusetts, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Massachusetts trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Massachusetts trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Massachusetts trust to pay interest on or principal of such bonds.

   Your Massachusetts trust is susceptible to political, economic or regulatory factors affecting issuers of Massachusetts municipal obligations (the "Massachusetts Municipal Obligations"). These include the possible adverse effects of certain Massachusetts constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Massachusetts and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various Commonwealth and local agencies in Massachusetts or contained in Official Statements for various Massachusetts Municipal Obligations.

   Michigan Risk Factors

   Economic Condition and Outlook. Michigan's economy relies heavily on the performance of the manufacturing sector, in general, and the auto industry, specifically. Given weak manufacturing employment performance, declining vehicle production, continued declines in Big 3 market share, and continued supply rationalization among vehicle suppliers, Michigan's employment performance has been below the national average. Substantial productivity gains in the manufacturing sector and vehicle industry have also contributed to Michigan's below average employment performance.

   For 2008, Michigan employment is estimated to have declined by 77,000 jobs (1.8 percent) -- the eighth straight year that Michigan employment has declined. From Michigan's employment peak in June 2000, Michigan has lost approximately 520,000 jobs. In contrast, Michigan employment had increased approximately 560,000 jobs above its pre-recession peak by this time after the 1990-1991 recession.

   Personal income was up an estimated 1.4 percent and wages and salaries income were essentially flat -- up just an estimated 0.1 percent in 2008. Both personal income and wages and salaries failed to keep pace with the increase in consumer prices as measured by the Detroit consumer price index (2.9 percent).

   Several factors are weighing on the national economy including sharp declines in the housing market and worsening credit markets. As a result, the U.S. economic growth will remain tepid. Given this, Michigan employment is expected to decline in 2009 -- although less so than in 2008, with 2009 employment falling by 1.5 percent. In 2009, Michigan personal income is projected to rise 1.9 percent, while wages and salaries are expected to increase 0.7 percent. With 2.5 percent inflation, real (inflation adjusted) personal income is forecast to increase while real wages and salaries are expected to decline in 2009.

   Revenues and Expenditures. The General Fund is the chief operating fund of the State. At the end of fiscal year 2008, the General Fund unreserved fund balance was $457.9 million and the reserved fund balance was $833.1 million. Fund balance increased by $308.9 million (31.5 percent) as a result of controlled spending and higher than expected general purpose tax revenues. On October 1, 2007, the Governor signed a 30-day continuation budget to allow the Legislature more time to pass individual budgets for fiscal year 2008. As a result, the General Fund original budget was only $2.5 billion. The Legislature passed full budgets for each State agency and department in late October 2007. For fiscal year 2008, the Legislature enacted gross appropriations for all funds totaling $43.9 billion. The general fund-general purpose appropriations totaled $10.1 billion, which included certain boilerplate appropriations totaling $100.8 million. General purpose tax revenues of $9.6 billion were $2.8 billion more than the original estimate of $6.8 billion. A portion of the increase is attributed to the change in the legislation for business taxes. Effective January 1, 2008, the Single Business Tax was replaced by the Michigan Business Tax. The State recognized $1.6 billion in Michigan Business Tax revenues during fiscal year 2008 in the General Fund. Differences between the final budget and actual spending result from spending authority lapses of $159.2 million and restricted revenue authorized, but not spent, of $9.3 million. At fiscal year-end, excess restricted revenues of $434.2 million carried forward into fiscal year 2009 and are available upon appropriation. All agencies finished the year with net lapses. However, State Police reported line item over-expenditures of $1.4 million.

   In November of 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State's Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and will be required to pay to other school districts an estimated amount of $632 million over time. Those payments, which commenced in fiscal year 1998-99, are being paid from the Budget Stabilization Fund and the General Fund, half in annual payments over 10 years and half in annual payments over 15 years.

   The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceed the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers. There can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, the State reduced revenue sharing payments to municipalities below that level otherwise provided under formulas in each of those years.

   Your Michigan trust may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December 22, 1978 with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit for debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their ad valorem property tax assessments in a number of local municipal units in the State. If successful, such challenges could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operation and debt service requirements.

   Assets. The State's combined net assets decreased $495.8 million (3.1 percent) over the course of this fiscal year's operations. The net assets of the governmental activities decreased $83.6 million (0.5 percent) and business-type activities had a decrease of $412.2 million (113.3 percent). The largest component of the State's net assets ($15.9 billion) reflects its investment in capital assets (e.g. land, buildings, equipment, infrastructure, and others), less any related debt outstanding that was needed to acquire or construct the assets. Restricted net assets are the next largest component, comprising $2.7 billion of the total. These represent resources that are subject to external restrictions, constitutional provisions, or enabling legislation on how they can be used. The State's unrestricted net assets were ($2.9) billion as of the close of the year. A positive balance in unrestricted net assets represents excess assets available to meet ongoing obligations. A negative balance means that it would be necessary to convert restricted assets to unrestricted assets if all ongoing obligations were immediately due and payable.

   Debt Management. The State Constitution authorizes general obligation long-term borrowing, subject to approval by the Legislature and a majority of voters at a general election. During the year, the State and the Michigan Tobacco Settlement Finance Authority issued refunding bonds of $436.2 million and paid $361.9 million to a refunded bond escrow agent to cover future debt service payments. In addition, the State Building Authority issued $96.5 million in new bonds for construction of State and university buildings.

   Ratings. As of May 2009, State of Michigan general obligation bonds are rated AA- by S&P and Aa3 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There can be no assurance that such ratings will be maintained in the future.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the State of Michigan, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Michigan trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Michigan trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Michigan trust to pay interest on or principal of such bonds.

   Your Michigan trust is susceptible to political, economic or regulatory factors affecting issuers of Michigan municipal obligations (the "Michigan Municipal Obligations"). These include the possible adverse effects of certain Massachusetts constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Michigan and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Michigan or contained in Official Statements for various Michigan Municipal Obligations.

   Minnesota Risk Factors

   Economic Outlook. Minnesota's economy struggled during fiscal year 2008. Payroll employment fell by 4,800 jobs (0.2 percent) between July 2007 and July 2008. While U.S. payroll employment also fell, the national decline was less than 0.1 percent. The State's economy was particularly weak during April, May, and June with payroll employment dropping by 8,700. As expected, Minnesota's unemployment rate also increased. The State's unemployment rate remained slightly below the U.S. average, but the June 2008 rate of 5.3 percent was the highest observed in Minnesota (other than the 5.4 percent in May) since August 1992. May's rate of 5.4 percent was the highest since November 1991.

   Minnesota's employment was weakest in the manufacturing, construction, and professional and business services sectors with declines of 7,100, 7,000, and 4,100 jobs, respectively observed between July 2007 and July 2008. Minnesota's health care sector added 9, 600 jobs over that same period. Other sectors showing job growth were finance and insurance and State and local government where jobs numbers increased by 4,000 and 3,300 respectively.

   Incomes in Minnesota also grew more slowly than the national average. Minnesota personal income grew by 4.8 percent between the second quarter of calendar 2007 and the second quarter of calendar 2008, 0.4 percentage points less than the national average. Wages in Minnesota grew by 3.1 percent over that same period, 1 percentage point less than the national average of 4.1 percent.

   Neither the U.S. nor the Minnesota economies are expected to grow during fiscal year 2009. The November baseline forecast for fiscal year 2009 from Global Insight, the State's national economic consultant calls for real gross domestic product (GDP) to decline at a 0.4 percent annual rate in fiscal year 2009. Global Insight's forecast calls for declining real GDP in each quarter of the fiscal year. In their forecast, it is not until the first quarter of fiscal year 2010 that the U.S. economy again begins to grow. While lower energy prices partially offset the adverse effects of cutbacks in consumer spending brought on by loss of consumer confidence and substantial reductions in household wealth due to the extremely weak financial markets and declining home values, the fiscal year 2007-09 recession is expected to be more severe than either of the last two recessions.

   Minnesota's outlook for fiscal year 2009 is, keeping with the State's recent performance, slightly more pessimistic than the national outlook. Payroll employment is expected to decline by 55,000 jobs by the end of the fiscal year, more than double the number of jobs lost during the 2002 fiscal year which spanned the 2001 recession. The largest projected employment declines come in the manufacturing sector where an additional 23,000 jobs are expected to be lost during the fiscal year. The construction sector loses 5,000 jobs over that period and the trade sector 6,000. Over fiscal year 2009, personal income in Minnesota is expected to grow by less than 0.7 percent, about half of the 1.4 percent growth rate projected for the nation as a whole.

   Major Initiatives. The fiscal year 2007-08 enacted budget increased general fund spending by $3 billion or 9.6 percent. Of that amount, approximately $1 billion was financed with onetime revenues. Major budget increases in K-12 education and health and human services accounted for much of the increased spending.

   Shortly after enactment of the 2008-09 budget, economic conditions worsened. The 2008 legislative session enacted adjustments to the fiscal year 2008-09 operating budget to address a projected $935 million (2.7 percent) deficit in the State's General Fund. The budget was rebalanced by using $500 million from the budget reserve, transferring $110 million from other funds, increasing revenue by $206 million, and reducing spending by $125 million.

   Debt Management. The State's debt management policies require that the ratio of budgeted biennial debt service expenditures for general obligation bonded debt, paid by transfers from the General Fund, should not exceed 3.0 percent of total projected biennial General Fund non-dedicated revenues, net of refunds, on a budgetary basis.

   The State's total long-term debt obligations increased by $443 million (7.4 percent) during for the fiscal year ending June 30, 2008. The increase is primarily due to the issuance of general obligation bonds for trunk highway projects and other various State purposes and revenue bonds for the Minnesota State Colleges and Universities. The beginning balance has been restated due to the implementation of GASB Statement No. 45, "Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions." As a result of implementing this statement, the State recognized a change in accounting principle of $91,812,000, which restated the liability recognized for other postemployment benefits at the beginning of the year to zero.

   Cash Management. The majority of cash is held in the State treasury and commingled in State bank accounts. The cash in individual funds may be invested separately where permitted by statute. However, cash in most funds is invested as a part of an investment pool. Investment earnings of the pools are allocated to the individual funds where provided by statute. Earnings for all other participants are credited to the General Fund.

   Minnesota statutes require that deposits be secured by depository insurance or a combination of depository insurance and collateral securities held in the State's name by an agent of the State. This statute further requires that such insurance and collateral shall be in amounts sufficient to ensure that the deposits do not exceed 90 percent of the sum of the insured amount and the fair value of the collateral.

   The State Board of Investment manages the majority of the State's investing. Minnesota statutes broadly restrict investment to obligations and stocks of U.S. and Canadian governments, their agencies and their registered corporations, short-term obligations of specified high quality, restricted participation as a limited partner in venture capital, real estate, or resource equity investments and restricted participation in registered mutual funds.

   Legislation/Litigation. On May 8, 1998, Minnesota settled its lawsuit with the tobacco industry, resulting in a new revenue stream for the State. A small portion of the settlement ($202 million) was dedicated by the courts for specific purposes and will not be a part of the State's general revenues. A larger portion of the settlement (the onetime payments) was dedicated by the Governor and the legislature to be placed into endowments for specific purposes. The balance (the annual payments) will be deposited into the State's General Fund.

   The 2002 legislature expanded the uses of one-time tobacco settlement funds to allow for short-term borrowing by the State effective July 2003. The legislature created the endowments in response to the 1998 settlement and dedicated the proceeds to medical education and tobacco prevention. Up to five percent of the endowment's value is appropriated each year for health programs. After the recent law changes, appropriations may still be issued for medical education and tobacco prevention, but the State may use endowment balances if necessary to meet short-term cash flow needs.

   At any given time there may be numerous civil actions pending against the State of Minnesota which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues.

   Risk Management. Minnesota statutes permit the purchase of insurance on State-owned buildings and contents. The Commissioner of the Department of Administration may authorize the purchase of insurance on State properties should it be deemed necessary and appropriate to protect buildings and contents. All losses of State property are self-insured, covered by programs of the Risk Management Fund (an internal service fund), or covered by insurance policies purchased by the Risk Management Fund on behalf of State agencies. Employees' health and a portion of dental insurance are self-insured. Employees' life and the remaining dental insurance are provided through contracts with outside organizations. Premiums collected for these benefits have been more than sufficient to cover claims submitted.

   Ratings. As of May 2009, all outstanding general obligation bonds of the State of Minnesota are rated AAA by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Minnesota trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Minnesota trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Minnesota trust to pay interest on or principal of such bonds.

   Your Minnesota trust is susceptible to political, economic or regulatory factors affecting issuers of Minnesota municipal obligations (the "Minnesota Municipal Obligations"). These include the possible adverse effects of certain Minnesota constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Minnesota and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Minnesota or contained in Official Statements for various Minnesota Municipal Obligations.

   Missouri Risk Factors

   Economic Outlook. The State provides a range of services in the areas of agriculture, education, health and social services, transportation systems, public safety, law enforcement, judicial systems, economic development, conservation and natural resources, labor relations, and general administration.

   The State operates on a legally adopted budget in order to ensure compliance with legal provisions embodied in the annual appropriated budget passed by the General Assembly and approved by the Governor prior to the beginning of the fiscal year. If appropriations are not sufficient for a fiscal year, supplemental amounts are requested during the next legislative session by the same process that original appropriations are requested. Budgetary control is maintained at the departmental level. Expenditures cannot exceed the appropriation amounts at the individual appropriation level. Also, the Governor has the authority to reduce the allotments of appropriations in any fund if it appears that the revenue estimate will not be met. Unexpended appropriations lapse at the end of each appropriation year, unless reappropriated to the following appropriation year.

   Missouri's economy is diversified and often follows the trends of the U.S. While Missouri's economy was growing in 2007, Missouri and the U.S. have seen an economic slowdown in 2008. Previously, Missouri had not experienced the decline in the housing market to the extent of the rest of the nation; however, the troubles in the housing sector have begun to spill over into other industries.

   Foreclosure rates in Missouri have been rising similarly to the national rate throughout the housing crisis but remain lower than the U.S. average. In Missouri, there were 32,022 foreclosure filings in 2007, or about one of every 81 households in the State. On average in the U.S., one of every 57 households was in foreclosure last year. Only 1.5 percent of the nation's foreclosures over the year were in Missouri.

   Missouri's personal income, which directly impacts individual income tax and sales tax, rose at a 5.6 percent rate during calendar year 2007. Per capita personal income has grown more rapidly than inflation and Missouri ranked 16th in personal income growth in the second quarter of 2008. Along with higher personal income, Missourians also enjoy the fifth lowest cost of living in the United States.

   Through the end of June 2008, exports by Missouri companies totaled $6.5 billion, compared to $6.8 billion after the second quarter of 2007. This is particularly good news for the State's businesses because Missouri set a record for exports in 2007 with $13.4 billion in total global sales.

   Capital Assets. The State's investment in capital assets for its governmental and business-type activities as of June 30, 2008, was $29.0 billion (net of accumulated depreciation). This investment in capital assets includes construction in progress, infrastructure in progress, land, land improvements, buildings and improvements, equipment, and infrastructure.

   Long-Term Debt. At the end of fiscal year 2008, the primary government had total general obligation and other bonded debt outstanding of $3.8 billion. Of this amount, $666.2 million comprises debt backed by the full faith and credit of the government. Principal amounts retired in fiscal year 2008 were $68,350,000 for general obligation bonds and $103,005,000 for other bonds.

   Budget. The State of Missouri completed fiscal year 2008 with a balanced budget. Net general revenue collections increased 3.7 percent from fiscal year 2007 ending with an amount of $8.0 billion. The approved budget for fiscal year 2009 anticipates an increase of 2.8 percent from fiscal year 2008 in general revenue collections. However, worsening economic conditions will make it difficult to achieve the increase in revenues.

   As a major manufacturing, financial, and agricultural state, Missouri's economic health is tied closely to that of the nation. The national economy has slowed in 2008; it is not expected to return to growth near average until mid-to-late 2009. The rate of Missouri's employment growth began to slow in 2007. Missouri's unemployment rate increased 0.7 percent in fiscal year 2008. At June 2008 the unemployment rate was 5.7 percent compared to the June 2007 unemployment rate of 5.0 percent. The national unemployment rate was 5.5 percent in June 2008.

   Employment growth by industry identifies the types of jobs being created in the State. On the other side of the ledger, industries with decreasing trend employment indicate those which are becoming less important to the State's economy. Comparing May 2008 to May 2007, several sectors have had employment declines in Missouri. Manufacturing employment declined by 10,500 while financial activities, which has been affected by the housing market, declined by 2,000 over the period. The education and health service industry had the largest growth over the year with employment increasing by 5,900; the health care and social assistance subsector makes up more than 80 percent of the industry. The government sector has also increased in employment over the year.

   Missouri's financial position has been strong, however the growth of general revenue for fiscal year 2009 and beyond remains guarded. This will result in several funding challenges in mandatory programs such as education, health care, and transportation.

   Funding remains a challenge for Missouri schools. A revision to the school funding formula was made in 2005 in response to a lawsuit filed by 257 of the 524 Missouri schools against the State in January 2004 over both the equity in funding between schools and the overall adequacy of school funding. The revision in the school funding formula calls for $800 million to be phased in by the 2012-13 school year. However, an amended lawsuit was filed in November 2005 and went to trial in 2007. The judge ruled in favor of the State but an appeal has been filed with the Missouri Supreme Court. In fiscal year 2009, funding for Missouri Public schools will increase by $121.2 million from fiscal year 2008 due to a change in the school funding formula.

   The quality of health care continues to be a priority for Missouri. Missouri Department of Social Services MO HealthNet Division has been awarded a $1.7 million dollar grant to improve access to medical care for MO HealthNet participants. MO HealthNet was established as a new way to provide health care for low income Missourians and replaces the old Medicaid system.

   Missouri will face a significant drop in funding for transportation in 2010 when proceeds from Amendment 3 end. Compounding the problem is rising construction and material costs. Missouri Department of Transportation (MoDOT) has been able to aggressively manage costs by: rebidding projects if they come in too high, closing roads during construction if it saves time and money, asking contractors to use alternate materials, propose innovative design and construction methods and work off-hours, and designing projects to fit specific needs, which has saved $50 million that will be used to tackle additional highway projects. The 2009-13 transportation programs currently planned include $300 million in new construction projects, which is possible because lower than expected interest rates on bond payments has allowed the money received from Amendment 3 to go further. The $140 million of Amendment 3 money that will be used to pay bond payments, combined with State savings from using Practical Design on projects and local matching funds, allows MoDOT to tackle these new highway projects over the next five years, which includes additional lanes, interchange improvements, and congestion relief.

   Despite funding challenges, the State is working to stimulate the economy, increase efficiency, and decrease costs. In fiscal year 2008, Missouri passed Senate Bill 711 which makes changes to the Senior Property Tax Credit and Homestead Tax Credit by preventing burdensome property taxes on low-income seniors. The bill also requires mandatory levy rollbacks. This legislation closed a loophole in the law that allows local governments that are imposing a tax below the approved levy to increase the tax rates by more than inflation. The "Show Me Green Sales Tax Holiday" was created in Senate Bill 1181 making all sales of Energy Star certified new appliances exempt from State sales tax for a seven-day period in April beginning in 2009 and every year thereafter. The bill also requires energy efficiencies in new State building design and construction, and allows for low interest loans for eligible alternative energy operations producing and selling fuel or power from alternative energy sources including solar, hydroelectric, wind, and qualified biomass. Enhancements were authorized to the Quality Jobs program and the Enhanced Enterprise Zone program tax credits through House Bill 2058 and Senate Bill 718. To help protect consumers, House Bill 2188 defines mortgage fraud, foreclosure scams and fraud schemes, and makes mortgage fraud a class C felony.

   Governmental Funds. At the end of fiscal year 2008, the State's governmental funds reported combined ending fund balances of $5.3 billion. Approximately
67.7 percent is unreserved and available for spending at the government's discretion. The remainder of fund balance is reserved to indicate that it is not available for new spending because it has already been committed: 1) for budget reserve, 2) to pay debt service, 3) for loans receivable, and 4) for a variety of other purposes.

   Proprietary Funds. The State has three major proprietary funds: State Lottery, Unemployment Compensation, and the Petroleum Storage Tank Insurance Fund. The State Lottery was established in 1986 to account for the sale of lottery tickets and lottery operations. Since 1992, public education has been the sole beneficiary of lottery proceeds. Unemployment Compensation accounts for contributions and payments collected from Missouri employers under the provision of the "Unemployment Compensation Law." This tax finances benefits for workers who become unemployed through no fault of their own. The Petroleum Storage Tank Insurance Fund accounts for moneys collected from transport load fees and participating owners of petroleum storage tanks. The fund pays cleanup expenses for petroleum leaks or spills from underground storage tanks and certain above ground storage tanks as well as third party property damage or bodily injury resulting from such discharges. This fund is one of the largest insurers of tanks in the country.

   The State Lottery Fund's net assets increased by $3.1 million. Revenues increased by $60.5 million during the fiscal year which was partially offset by an increase in expenses for prizes paid. The increase in revenues was mainly due to a $61.2 million increase in sales. The overall increase in sales was driven by a 8.2 percent increase in scratcher ticket sales due to an increase in prizes and the introduction of higher priced games.

   The Unemployment Compensation Fund's net assets increased by $130.3 million due primarily to steady growth after the repayment of a federal loan in 2007. This has allowed for an increase in investments, leading to an increase in interest revenue by $6.7 million. Revenues and expenses remain consistent, with revenues outpacing expenses.

   The Petroleum Storage Tank Insurance Fund's net assets increased by $7.6 million. Expenses increased by $5.3 million primarily due to increased program expenses. However, revenues continued to outpace expenses during the fiscal year.

   The general fund is the chief operating fund of the State. At the end of fiscal year 2008, the State's general fund reported a total fund balance of $1.9 billion. The net increase in fund balance during fiscal year 2008 was $63.5 million. Expenditures of the general fund totaled $13.0 billion in fiscal year 2008, an increase of $873.7 million from fiscal year 2007. The major contributing factor to this was an increase in expenditures for human services of $706.0 million from fiscal year 2007 to fiscal year 2008. The most significant increase was medical assistance payments which increased $328.4 million.

   The public education fund provides general and special education services to the children of the State and other related functions such as library services and student loans. Total fund balance increased by $87.0 million. Revenues of the public education funds totaled $1.5 billion in fiscal year 2008, an increase of $249.5 million from fiscal year 2007. The major factor that contributed to this was an increase of $245.3 million in the contributions and intergovernmental revenues.

   The conservation and environmental protection fund provides for the preservation of the State's wildlife and environment. The fund balance increased by $74.4 million. Major contributing factors to this were increases of $23.4 million in licenses, fees, and permits, and $11.5 million in penalties and unclaimed property.

   The transportation and law enforcement fund provides transportation services, road construction and maintenance, and the enforcement of vehicle laws and traffic safety. The fund balance decreased by $5.2 million. The major factor contributing to this was an increase in expenses, including a $50.5 million increase in transfers to the Missouri road fund.

   The Missouri road fund accounts for revenues from highway users' fees, federal reimbursements for highway projects, and bond proceeds to be used for costs of constructing and maintaining an adequate State highway system. The fund balance increased by $346.8 million in fiscal year 2008. Revenues of the Missouri road fund increased during fiscal year 2008 by $81.3 million primarily due to an increase of $110.5 million in revenues from contributions and intergovernmental funds.

   Revenues and Expenditures. The slumping economy, federal tax cuts that sap State revenue, and rapidly increasing health care costs have required decisive action each year to balance the budget. While the federal government is allowed to run a deficit, Missouri state government must balance its budget each year.

   Missouri's constitutional revenue and spending limit ("Article X") imposes a limit on the amount of taxes that may be imposed by the General Assembly in any fiscal year. This limit is tied to total State revenues for each fiscal year and adjusted annually based on a formula which is tied to increases in the personal income of Missouri for certain designated periods. If the revenue limit is exceeded by 1 percent or more in any fiscal year, the excess revenue will be refunded based on the liability reported on State income tax returns. If the excess revenue collected is less than 1 percent of the revenue limit, the excess revenue shall be transferred to the General Revenue Fund.

   The revenue limit can be exceeded by a constitutional amendment adopted by the people or if the General Assembly approves, by a two-thirds vote, an emergency declaration by the Governor. The State has refunded money to income taxpayers for fiscal years 1995 through 1999, but has not exceeded the revenue limit in fiscal years 2000 through 2008. The State does not expect the limit to be exceeded in fiscal year 2009.

   The State earned program revenues of $12.3 billion and general revenues of $10.6 billion for total revenues of $22.9 billion during fiscal year 2008. Expenses for the State during fiscal year 2008 were $22.2 billion. As a result of the excess of revenues over expenses, the total net assets of the State increased $617.6 million, net of contributions and transfers.

   Debt Management. Missouri voters have approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes. The amount of general obligation debt that can be issued by the State is limited to the amount approved by popular vote plus $1 million.

   Risk Management. The State is exposed to various risks of loss related to tort liability, general liability, motor vehicle liability, contractor liability, and injuries to employees. The State assumes its own liability for risks except for the purchase of surety bond, aircraft, and boiler coverage. The State Office of Administration (OA), Risk Management Unit, self-insures its workers' compensation program for all State employees, with the exception of the Missouri Department of Transportation (MoDOT) and the State Highway Patrol. Liability insurance is also provided by OA-Risk Management, pursuant to State statute, through the State's legal expense fund, which is a component of the General Fund in this report. This insurance covers all State employees.

   Ratings. As of May 2009, all outstanding general obligation bonds of the State of Missouri are rated AAA by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Missouri issuers may be unrelated to the creditworthiness of obligations issued by the State of Missouri, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Missouri trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Missouri trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Missouri trust to pay interest on or principal of such bonds.

   Your Missouri trust is susceptible to political, economic or regulatory factors affecting issuers of Missouri municipal obligations (the "Missouri Municipal Obligations"). These include the possible adverse effects of certain Missouri constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Missouri and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Missouri or contained in Official Statements for various Missouri Municipal Obligations.

   Nebraska Risk Factors

   General. Since Nebraska's Constitution generally allows no indebtedness, government expenses of such departments and agencies must be met on a pay-as-you-go basis. The State provides a full range of services including: the construction and maintenance of highways and infrastructure, education, social and health services, public safety, conservation of natural resources, economic development, and recreation facilities and development.

   Budgetary control of State expenditures is maintained chiefly by three processes. First, a budget is required to be adopted through passage of appropriation bills by the Legislature. Second, the appropriated funds are allocated by program and fund type and are controlled by the executive branch through an allotment process. The Legislature may also enact a supplemental appropriation bill and other appropriation bills as it deems necessary. Finally, the State's accounting system is designed to budget check each expenditure to ensure the appropriation is not exceeded.

   Economic Outlook. The General Fund operations of the State are almost entirely dependent upon the income and sales taxes the State receives each year. Such taxes represent over 92 percent of all General Fund revenues. Net revenue from income taxes and sales taxes from all funds for the fiscal year ended June 30, 2008 increased $110 million over the prior year, due to the steady growth in Nebraska in all areas: jobs, income and revenue. In finalizing the biennium budget for the fiscal years ending June 30, 2008 and June 30, 2009, the Legislature, as required by the State Constitution, balanced the budget.

   For the fiscal year ending June 30, 2008, the State's General Fund ended the fiscal year with a cash and investments balance that exceeded one billion dollars for the second year in a row, at $1.139 billion.

   The current forecast for fiscal year 2009 anticipates net receipts in the General Fund to increase only about $50 million, or approximately a 1.5 percent increase over fiscal year 2008. No significant changes in revenue are anticipated in the other funds.

   State Economy. The Bureau of Business Research of the University of Nebraska-Lincoln and the Nebraska Business Forecast Council are cautious on forecasting Nebraska's economic future. In 2008 the Nebraska farm economy was strong as was the related agriculture manufacturing. How the agriculture market will fare in 2009 is not highly predictable, but it appears 2009 will not be as robust. The national housing market crisis has not affected Nebraska as much as it did nationally. Many of Nebraska's citizens have had their savings and retirement portfolios greatly diminished, following the national trend. Nebraska likely will achieve no better than an average year in 2009. There may even be some job losses. The immediate future of Nebraska's economy is an unknown, but will, as it has in the past, likely not suffer as much of a decline in its economy as will befall the national economy.

   Cash Management. All cash is required to be deposited in the State Treasury. At the direction of the State Treasurer, the State Investment Officer invests all cash in the Operating Investment Pool (OIP). This pool is comprised of some short-term investments and many medium-term investments. The OIP is reflected as cash and investments on the State's financial statements. Interest earnings are credited on a monthly basis to each fund eligible to earn interest. All interest earnings not credited to other funds are deposited in the General Fund.

   State law requires that all public funds deposited in banks be secured by having each such bank maintaining, at all times, an aggregate amount of securities of at least 102 percent of the amount on deposit, less the $100,000 insured by the Federal Deposit Insurance Corporation (FDIC). It is the State's policy to continually monitor the clearing and depository banks for compliance with this law.

   Long-Term Financial Planning. The State always is looking at least four years out in its analysis of the status of the financial condition of the State in preparing its budgets. Currently, the State has a working model of the biennium budget for fiscal years 2010 and 2011. In its analysis, the State uses forecasting models to forecast revenue and then examine major expenditures, especially those that have a trend of outpacing revenues. Future General Fund revenues for 2010 and 2011 are projected to annually increase only 1.4 percent and 3.3 percent, respectively. This slow growth is compounded by the fact that the Legislature recently passed the largest tax relief package in the history of the State, which reduced the 2008 fund balance by $105 million and a like amount will reduce the 2009 fund balance. Should this property tax relief continue past 2009 into 2010 and beyond, the General Fund will be greatly affected. This low percentage income growth will not be enough to counter the future estimates of increasing school aid, Medicaid and public assistance. Since these expenditures comprise about half of the General Fund expenditures, this puts tremendous pressure to keep all other costs of running the State to a flat or declining mode in order to provide a mandated balanced budget. To ensure a balanced budget, the State exerts considerable time and effort in reviewing the trends of future revenues and expenditures.

   Risk Management. Worker's compensation, employee health coverage, employee liability and general liability are self-insured. Commercial insurance coverage has been purchased for automobile liability, real and personal property damage, employee life coverage, and employees' errors or omissions.

   Retirement Systems. Total net assets of the State's pension trust funds were $8.7 billion on June 30, 2008, compared to $9.1 billion on June 30, 2007. These are the assets of the three defined benefit plans (School, Judges and State Patrol plans), two defined contribution and cash balance plans (County and State Employees plans) and the State Employees' Deferred Compensation Plan that are administered by the State.

   Financial Highlights - Government-wide. The assets of the State exceeded its liabilities at June 30, 2008 by $10.9 billion. The majority of the net assets are represented by the investment in the State's infrastructure and other capital assets, which cannot be used to fund ongoing activities of the State. Of the net assets, unrestricted net assets were reported as $1,126 million, most of which is available to be used to fund future needs of the State. The primary government's net revenues exceeded net expenses for 2008 resulting in an increase in net assets of $338 million. The increase in net assets was only half of the increase the State enjoyed in 2007, due to a $131 million decrease in investment earnings (a result of unrealized market losses) coupled with an increase of expenses, net of revenue, of $310 million, which more than offset the small increase in tax revenues of $95 million.

   Fund Level. General Fund receipts for 2008 were $117 million above the original budgeted amount and above the final budget by $99 million. Expenditures were $220 million less than the original budget. On a Generally Accepted Accounting Principles (GAAP) basis, the General Fund had $128 million in excess revenues prior to a legislatively mandated property tax relief transfer of $105 million and $21 million in other financing uses, resulting in an ending fund balance on June 30, 2008 of $974 million. Other governmental funds expenditures exceeded revenues by $35 million, chiefly due to unrealized market losses; in addition, such other funds received $160 million in other financing sources (namely net transfers in for capital projects) increasing such fund balances at June 30, 2008 to $1,966 million.

   The $343 million of net assets of the Unemployment Insurance Fund represents eighty-six percent of the proprietary funds. Such fund had a $23 million increase in net assets for 2008 compared to a $47 million increase in 2007, a $24 million smaller increase. This was due to a $24 million decrease in business assessment fees collected from employers (due to a lower rate being charged) and a $4 million increase in unemployment claims, offset by a $4 million increase in investment income.

   Long-term Liabilities. Long-term liabilities shown on the government-wide financial statements totaled $492 million at June 30, 2008, which is a slight decrease from the prior year. Most of these liabilities consist of claims payable for workers' compensation, medical excess liability, litigation, unemployment insurance, employee health insurance, and Medicaid, in addition to the calculated amount for accrued vacation and vested sick leave due employees when they retire. After a retired employee reaches the age of 65, the State has no further obligation for other post employment benefits, except for a very small number of employees.

   Net Assets. The State's assets totaled $12,600 million at June 30, 2008 as compared to $12,273 million at June 30, 2007. As total liabilities only totaled $1,746 million, net assets amounted to $10,854 million as of June 30, 2008. As of June 30, 2007, these amounts were $1,757 million and $10,516 million, respectively. By far the largest portion of the State of Nebraska's net assets (70 percent) reflects the State's investment in capital assets (e.g., land, buildings, equipment and infrastructure -- highways, bridges, dams, etc.). The State uses these capital assets to provide services to citizens; thus, these assets are not available for future spending. Restricted net assets are subject to external restrictions, constitutional provisions, or enabling legislation on how they can be used. They also are not available for future general government spending. For Governmental Activities other than capital assets, the majority of the restricted net assets consist of the Permanent School Trust, the Tobacco Settlement Trust, the Intergovernmental Trust and the loans to political subdivisions for drinking water and clean water projects. The net assets for business-type activities represents chiefly cash set aside for future unemployment insurance benefits.

   Over 74 percent of the State's non-capital assets consist of cash and investments. It should be noted that $457 million in 2008 and $512 million in 2007 of such assets represent "Securities Lending Collateral," an amount created by a journal entry required by GASB in order to record a lending transaction. Since the asset is offset by a corresponding equal liability, the net asset is zero and thus the asset cannot be spent. Receivables, chiefly from taxes and the federal government, represent 20 percent of the non-capital assets.

   Liabilities largely reflect three groupings which represent 93 percent of total State liabilities, not including the obligations under securities lending explained in the above paragraph. These are operational payables, which consist of accounts payables and accrued liabilities of $403 million ($344 million in 2007); tax refunds payable of $310 million ($299 million in 2007); and long-term payables.

   Since the State's Constitution generally prohibits the State from incurring debt, the Statement of Net Assets presents few long-term liabilities (shown as noncurrent liabilities), which total only $492 million ($499 million in 2007). The majority of such liabilities are for claims payable for workers' compensation, medical excess liability, litigation, unemployment insurance, and employee health insurance totaling $128 million for 2008 ($138 million for 2007), Medicaid claims for $196 million ($192 million in 2007) and the calculated amount for vested sick leave due employees when they retire and accrued vacation of $123 million in 2008 ($118 million for 2007). Other minor amounts of long-term liabilities consist chiefly of capital lease obligations, and bonds payable related to NETC Leasing Corporation and Nebraska State Building Corporation bonds. Both of these entities are legally separate from the State, but are so intertwined with the State that they are, in substance, the same as the State. Such debt related to capital assets totaled $30 million at June 30, 2008. There was also $15 million of obligations under other financing arrangements.

   The change in net assets of Governmental Activities, other than an increase of $160 million in capital assets, was due to the $128 million increase in unrestricted net assets and the $50 million increase in restricted net assets. This was the result of a small increase in taxes collected coupled with lower spending than expected which offset the decreased amount of investment income in 2008.

   At the end of June 30, 2008, the State is able to report positive balances in all of the three categories of net assets.

   Governmental Activities. Governmental activities increased the State's net assets by $298 million in 2008 ($641 million in 2007). Furthermore, governmental activities represent 96 percent of all the primary government's revenues. Program revenues of governmental activities were $2,805 million and were used to partially offset program expenses of $6,634 million, leaving net expenses of $3,829 million. Only 7 percent of total expenses were spent on general government expenses. General taxes, investment earnings, contributions to the permanent fund principal and transfers all totaling $4,127 million were used to more than cover the remaining costs of the governmental activities' programs. Program revenues only increased 2 percent from 2007. Tax revenues were up $95 million (almost identical to the increase recorded in 2007), which fell short of offsetting the $300 million increase in program expenses, net of revenues. In addition, investment earnings decreased $136 million, as opposed to a $157 million increase in 2007. These items were the chief reasons the increase in net assets was $343 million lower in 2008 than the $641 million increase recorded in 2007. The decrease in investment earnings was the result of unrealized market valuation losses on investments held in the Health and Social Services and Permanent School Fund programs in 2008 of $57 million, as opposed to unrealized gains of $94 million in 2007, a negative difference of $151 million, which was only offset somewhat by increased actual investment earnings received. While the General Fund has more investments than both of those programs, it maintains safer investments and actually showed an increase in investment income in 2008 over 2007 of $13 million. Program expenses, net of revenue, increased by $300 million in 2008.

   Business-type Activities. The business-type activities increased the State's net assets by $40 million for 2008, which was net of a $31 million transfer to the governmental activities. Most of the $246 million of business-type activities' program revenues were related to the business assessment fees in the Unemployment Insurance Fund and Lottery Fund revenues. The Unemployment Insurance Fund had operating income of only $5 million in 2008. However, this income, when combined with the $23 million in investment income and $13 million of net revenue from Excess Liability activities, produced $41 million of net revenue. Lottery revenues of $122 million generated net revenue of $30 million, which was offset by the $31 million transfer to the Governmental Activities. The lottery transfer was used primarily for education and environmental studies.

   Governmental Funds. The focus of the State's Governmental Funds is to provide information on near-term inflows and outflows and the availability of spendable resources. In particular, the unreserved balance may provide some indication of the State's net resources available for spending at the end of the fiscal year. (Unreserved balances may be designated or undesignated. If unreserved balances are designated, they are unreserved only within the confines of the purposes of the fund involved. In the Governmental Funds, most of the unreserved balances reside in designated funds.) At June 30, 2008, the State's Governmental Funds reported combined ending fund balances of $2,940 million. The total unreserved balances amounted to $2,251 million.

   General Fund. The General Fund is the chief operating fund of the State. The major General Fund liability is the estimated tax refunds payable of $302 million. However, such refunds payable are $5 million less than the expected taxes owed the State. Other assets of the General Fund available to pay non tax-refund liabilities exceed such liabilities by $969 million. On June 30, 2007, the General Fund had a positive fund balance of $972 million. While both revenues and expenditures increased in 2008, revenues again exceeded expenditures which increased the fund balance $128 million in 2008. (This was much less than the $285 million increase that occurred in 2007.) This operating increase in 2008, when coupled with the $126 million of net transfers out, caused the General Fund balance to increase by only $2 million, ending with a fund balance of $974 million. The significant transfer out was the $105 million for property tax relief. Revenues in 2008, somewhat more than anticipated, were up $115 million over 2007 chiefly due to (1) an increase in income tax revenue of $90 million (a 5 percent increase) over 2007 and (2) sales taxes from retail sales were up 1.6 percent over last year, increasing $21 million. Expenditures were less than budgeted due to continued efforts by agency heads to be conservative in spending.

   To compensate for any downturns in revenues, the State has maintained a budgetary basis Cash Reserve Fund. While this Cash Reserve Fund is commingled with General fund cash in the General Fund financial statements, it is separate and distinct in that, by State Statute, it can only be used (1) when the cash balance of the General Fund is insufficient to meet General Fund current obligations and (2) for legislatively mandated transfers to other funds. Any money transferred in accordance with item one above must be repaid as soon as there is sufficient cash in the General Fund cash account to do so. No such need existed in 2008.

   The Cash Reserve Fund was at $274 million at the beginning of 2007. Due to the fact that 2006 revenues exceeded the forecast, a statutory requirement caused a $260 million transfer from the General Fund cash account to the Cash Reserve Fund in 2007. There were also other transfers out of the Fund of $18 million, leaving a Cash Reserve Fund balance at June 30, 2007 of $516 million. The statutory transfer into the Fund for excess receipts for fiscal year 2007 of $191 million was made in July, 2007. In 2008, there were also net transfers out of $162 million, leaving a Fund balance of $545 million at June 30, 2008.

   Other Governmental Funds. Other governmental fund balances totaled $1,966 million at June 30, 2008; $688 million of such fund balances is reserved to indicate that such dollars are not available for new spending because such funds (1) are represented by endowment principal ($418 million), (2) are represented by an asset that has not yet been received, e.g., loans receivable ($253 million), (3) have been expended for other assets, chiefly inventories ($7 million) and thus the funds are not available, or (4) have been committed for debt service ($10 million).

   Of the non-General Fund unreserved fund balances of $1,279 million, $65 million represents permanent school funds which can be used only for support of public schools. Special Revenue Funds fund balances of $1,065 million, while unreserved, normally must be spent within the confines of such special revenue funds (a majority of these same funds are considered "restricted" on the government-wide financial statements). Twenty-seven million dollars is represented by other permanent funds, which again normally must be spent within the confines of the fund. One hundred twenty-two million dollars is in the Capital Projects Fund, which, while unreserved, must be spent on capital projects.

   The three major funds presented as special revenue funds are the Highway Fund, the Federal Fund and the Health and Social Services Fund, with total fund balances of $647 million. Of this balance, $638 million is classified as unreserved, but which are restricted in the government-wide statements, indicating that the funds are unreserved only within the confines of such funds.

   Governmental funds other than the General Fund saw an increase in fund balances of $124 million. The fund balances of the following funds increased: the Highway Fund ($2 million), the Federal Fund ($1 million) and other Nonmajor Funds ($155 million). The Permanent School Fund decreased by $11 million and Health and Social Service Fund decreased by $23 million.

   Fiduciary Funds. The Pension Trust Funds represent the majority of the fiduciary funds. Such Pension Trust Fund's net assets decreased $375 million to $8,727 million in 2008 due primarily to a declining market in 2008, which depreciated the market value of investments by $510 million. (In 2007 there was a $1,185 million appreciation of investments.) Investment income in 2008 was $194 million versus $147 million in 2007. Benefits, refunds and related administrative expenses exceeded the contributions to the plans by $41 million. In another trust fund, $579 million of participant contributions was received by the College Savings Plan and is recorded in the Private Purpose Trust Funds. Total net assets in the College Savings Plan now total over two billion dollars.

   Proprietary Funds. The State's proprietary funds provide the same type of information discussed earlier in the government-wide financial statements under Business-type Activities, but in more detail. The State's one major proprietary fund, the Unemployment Insurance Fund, had reported net assets of $343 million at the end of 2008. This fund's net assets increased $23 million in 2008, due to business assessment fees exceeding the unemployment claims paid out by $5 million (which in effect helped rebuild the cash reserves of the fund) and investment earnings of $18 million. Other proprietary or enterprise funds, the Lottery Fund, the Excess Liability Fund (this fund was established to provide limited liability for physicians working in Nebraska) and Cornhusker State Industries (this operation utilizes incarcerated persons to manufacture and sell items) had combined income of $49 million prior to a $31 million transfer from the Lottery to governmental funds. Such transfer was used primarily for education and environmental studies. The $18 million increase in net assets was the due to the Excess Liability Fund having $11 million in premium charges; $4 million in investment earnings; and the decrease in the Fund's "incurred but not reported" claims liability was $3 million more than the actual claims paid in 2008.

   Analysis of General Fund. In 2008, the State continued to benefit from of a relatively stable economy in the Midwest. Forecasted revenues, upon which the State's budgeted General Fund expenditures are based, were anticipated to be basically flat in 2008 and equal to 2007 net revenue. Because revenues were a concern during 2008, the State's Forecasting Board made two new forecasts throughout the year. However, they ended up with forecasted net tax revenues only $18 million above the original forecast. Nevertheless, the State even exceeded the revised projected tax revenues of $3,306 million by $99 million, realizing actual tax revenues, net of refunds, of $3,405 million on a budgetary basis. Additionally, agencies continued to watch their General Fund expenditures and spent $240 million less than the final appropriated amount. This reduction, when coupled with the increased tax revenues, allowed the State to finish 2008 with $250 million of General Fund revenues in excess of expenditures on a budgetary basis, prior to net transfers out. Most of this excess was transferred out for specific purposes.

   Debt Management. Article XIII of the State Constitution prohibits the State from incurring debt in excess of one hundred thousand dollars. However, there is a provision in the constitution that permits the issuance of revenue bonds for: (1) construction of highways; and (2) construction of water conservation and management structures. The State can enter into capital lease and other financing contracts provided that the contracts include cancellation of clauses if the Legislature does not appropriate funds to continue the lease or financing agreement.

   Ratings. As of May 2009, all outstanding general obligation bonds of the State of Nebraska are rated AA+ by S&P and unrated by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Nebraska issuers may be unrelated to the creditworthiness of obligations issued by the State of Nebraska, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Nebraska trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Nebraska trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Nebraska trust to pay interest on or principal of such bonds.

   Your Nebraska trust is susceptible to political, economic or regulatory factors affecting issuers of Nebraska municipal obligations (the "Nebraska Municipal Obligations"). These include the possible adverse effects of certain Nebraska constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Nebraska and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Nebraska or contained in Official Statements for various Nebraska Municipal Obligations.

   New Jersey Risk Factors

   Economic Outlook. New Jersey's economy weakened significantly subsequent to June 30, 2008. The New Jersey and national economies are expected to continue to experience further deterioration in near term economic growth in 2009. The latest New Jersey economic forecasts from Global Insight, Moody's Economy.com, and Rutgers University project recessionary conditions to continue through 2009, with credit still tight and financial markets under turmoil.

   The future economic outlook hinges on the success of the federal economic stimulus package and supportive fiscal and monetary policies. Availability of credit, stability in the financial markets and improvements in consumer and business confidence are critical factors necessary for an economic turnaround nationally and in New Jersey.

   The State and the nation may experience further near term deterioration in growth and the expected pace of economic expansion may decline further if consumers, investors, and businesses become more concerned about the impact of the economic stimulus on the job situation, credit availability, financial market stress, and geopolitical tension. To a large extent, the future direction of the economy nationally and in New Jersey hinges on the assumptions regarding economic recession, energy prices, and stability in financial markets. Based on information available as of the date hereof, economic conditions of the State may begin to stabilize in 2010, but there are no assurances that this will occur.

   Revenues and Expenditures. The State's Fiscal Year 2008 net assets decreased by $5.4 billion. Approximately 60.5 percent of the State's total revenue came from general taxes, while 20.5 percent was derived from operating grants. Charges for services amounted to 17.9 percent of total revenues, while other items such as capital grants, interest and investment earnings, and miscellaneous revenues accounted for the remainder. State expenditures cover a range of services. The largest expense, 27.9 percent was for educational, cultural, and intellectual development, which includes approximately $1.0 billion disbursed by the New Jersey Schools Development Authority (a blended component unit) to help finance school facilities construction. Government direction, management and control amounted to 21.3 percent of total expenditures, while physical and mental health amounted to 18.3 percent. Other major expenditures focused on economic planning, development, and security; public safety and criminal justice; and community development and environmental management. During Fiscal Year 2008, governmental activity expense exceeded program revenues. This imbalance was mainly funded through $31.6 billion of general revenues (mostly taxes and transfers). The remaining $5.5 billion resulted in a decrease in net assets. Revenues from business-type activities in Fiscal Year 2008 exceeded expenses by $843.8 million.

   During Fiscal Year 2008, State revenues, including transfers, totaled $50.3 billion, an increase of $1.4 billion from the prior fiscal year. This amount reflects a full year effect of an increase in the Sales and Use Tax rate to 7.0 percent from 6.0 percent and the broadening of the Sales and Use Tax base. General taxes totaled $30.4 billion and accounted for 60.5 percent of total State revenues for Fiscal Year 2008. The State's Gross Income Tax totaled $12.6 billion, the Sales and Use Tax totaled $9.1 billion, and the Corporation Business Tax totaled $3.1 billion. The State's three major taxes comprised 81.2 percent of the total general taxes that were collected during Fiscal Year 2008. Fiscal Year 2008 expenditures totaled $55.7 billion, an increase of $6.5 billion from the prior fiscal year. Government direction, management and control increased by $6.0 billion. Of that amount, $3.2 billion reflects the State's implementation of GASB Statement No. 45 for other post employment benefits, while another $1.0 billion reflects increases in the State's net pension obligation. A $1.2 billion decrease in spending for transportation programs was offset by increases of $577.2 million for educational, cultural and intellectual development, $495.4 million for physical and mental health, and $187.0 million for economic planning, development, and security. Overall,
46.2 percent of all State expenditures occurred in the areas of education, higher education, and physical and mental health.

   Litigation. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State. At any given time, there are various numbers of claims and cases pending against the State, state agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The claims filed can represent significant amounts and include, but are not limited to, issues regarding pensions and education funding. The majority of these claims have historically proven to be substantially less value than originally claimed. The State does not formally estimate its reserve representing potential exposure for these claims and cases. As of June 30, 2008, the exact amount involved in these legal proceedings is not fully determinable.

   Debt Administration. The primary method for state financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. General obligation debt must be approved by voter referendum and is used primarily to finance various environmental projects, transportation infrastructure, and correctional and institutional construction. As of June 30, 2008, New Jersey's outstanding long-term obligations totaled $44.4 billion, a $6.4 billion increase over the prior fiscal year. Long-term bonded debt obligations totaled $33.9 billion, while other long-term obligations totaled $10.5 billion. This amount reflects a $3.2 billion increase due to the implementation of GASB Statement No. 45 -- Accounting and Financial Reporting by Employers for Postemployment Benefits Other than Pensions which has required the State to begin recording liabilities covering OPEB. In addition, the State has $8.3 billion of legislatively authorized bonding capacity that has not yet been issued. During Fiscal Year 2008, the legislatively authorized bonding capacity decreased by $2.6 billion.

   Ratings. As of May 2009, all outstanding general obligation bonds of the State of New Jersey are rated AA by S&P and Aa3 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your New Jersey trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your New Jersey trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your New Jersey trust to pay interest on or principal of such bonds.

   Your New Jersey trust is susceptible to political, economic or regulatory factors affecting issuers of New Jersey municipal obligations (the "New Jersey Municipal Obligations"). These include the possible adverse effects of certain New Jersey constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in New Jersey and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in New Jersey or contained in Official Statements for various New Jersey Municipal Obligations.

   New Mexico Risk Factors

   General. New Mexico is the nation's fifth-largest state in area (121,356 square miles), with an estimated population in 2008 of 1,984,356. Albuquerque is the State's largest city and economic center. Most of the State's leading employers are concentrated in Albuquerque, where 40 percent of the State's population resides. Albuquerque area employers include the University of New Mexico, Albuquerque Public Schools, Kirtland Air Force Base, and Sandia National Laboratories. Intel Corp. is the largest manufacturer and private employer in the State, with a semiconductor plant in Rio Rancho just outside Albuquerque.

   Major industries in the State are energy resources, semi-conductor manufacturing, tourism, services, arts and crafts, agriculture-agribusiness, government, and mining. Major federally funded scientific research facilities at Los Alamos, Albuquerque and White Sands are also a notable part of the State's economy.

   Economic Outlook. In fiscal year 2008, the population for the State of New Mexico decreased by approximately 75 thousand through natural decrease of greater deaths than births. New Mexico's job growth ranking has rebounded in the last year, while the total personal income growth rate continues to lag. Non-farm employment grew 1.0 percent in fiscal year 2008, with quarterly job growth of 1.2, 1.0, 0.6, and 1.1 percent. New Mexico's seasonal adjusted unemployment rate increased to 4.6 percent in August 2009 from 3.4 percent a year ago, below the national rate of 6.1 percent.

   The overall picture of the New Mexico economy remains satisfactory. Overall, after thee years of double-digit revenue, the recurring revenue estimate for fiscal year 2008 shows growth slowing to a more traditional and accustomed growth level of 3.8 percent, with the forecast growth of fiscal year 2009 of (1.7) percent and fiscal year 2010 of 3.2 percent showing the State economy working though a national recession and global crisis to return to more traditional growth. The State of New Mexico is one of the few states with an operating surplus within its general fund.

   General Fund. The State derives the majority of its recurring General Fund revenues from four major sources: general and selective sales taxes, income taxes, taxes and royalties on natural resource production, and interest earnings from its two permanent funds. Effective July 1, 1981, the Legislature repealed the property tax levy for general State operating purposes, and has not reinstated it since that time. However, the New Mexico Constitution authorizes a levy of up to four mills for general State operating purposes and additional levies for the support of State educational, penal and other institutions.

   At June 30, 2008, the General Fund balance totaled $887 million, an increase of $104 million during the fiscal year. This increase was due to revenues exceeding expenditures. The General Fund ended the fiscal year 2008 with a "surplus" from unreserved and undesignated sources of $854 million. Miscellaneous changes resulting from other designated and reserved sources account for the remaining change in fund balance.

   Total General Fund revenues increased $476 million or 8.1 percent. The change was due to the increase in tax collection, and royalties on natural resources in the State. All other revenue remained fairly stable from the prior year. The General Fund expenditures increased $75 million or 6.4 percent of which is due to the significant increase in capital outlay, with the remainder attributable to the general control expenditures.

   The Legislature adopted the initial fiscal year 2008 budget during the 2007 General Session. The original General Fund budgeted revenues at the start of fiscal year 2008 was 7.0 percent lower than the final fiscal year 2007 budget basis revenues. During the year, the actual revenue was $113 million higher than the final approved budget, with the most significant change coming from other revenues. The original budgeted expenditures for fiscal year 2008 were $103 million higher than the final fiscal year 2007 budget basis expenditures. After budget amendments, the actual charges (expenditures) in the General Fund were $112 million below the final budgeted amounts. This is mainly the result of lower than expected operating expenditures.

   Economic Factors and Next Year's Budgets and Rates. Additional resources were added to improve the investment function in recent years. A portfolio manager was added to manage the new bond proceeds portfolio. Additionally, a new financial analyst will be added to provide analytical and accounting support. A new electronic trading platform (Trade Web) was initiated to allow transparent, competitive investment trades. The Local Government Investment Pool received its maiden rating (AAAm) from S&P. These additional resources greatly benefited the investment function of the State Treasurer.

   The State Treasurer contracted for a higher level of legal services to assist with investment and other internal policy updates, provide legal counsel for various personnel lawsuits and grievance hearings, and draft proposed legislation and other miscellaneous legal advice. The State Treasurer also added resources to implement numerous recommendations included in the forensic audit prepared by Deloitte; initiated personnel, system and facility, and security recommendations made by the Office of the Chief Information Officer; and reduced IT budget based on decommissioning of TRACS and recognized staffing efficiencies in banking operations due to SHARE implementation.

   Revenues and Expenditures. The State derives the bulk of its recurring General Fund revenues from five major sources: general and selective sales taxes, income taxes, the emergency school tax on oil and gas production, rents and royalties from State and federal land, and interest earnings from its two Permanent Funds. Effective July 1, 1981, the Legislature abolished all property taxes for State operating purposes.

   Debt Management. Sections 7 and 8 of Article IX of the Constitution of the New Mexico limits the power of State officials to incur general obligation indebtedness extending beyond the fiscal year in three ways. First, the State may borrow money not exceeding the sum of two hundred thousand dollars ($200,000) in the aggregate to meet casual deficits or failure in revenue, or for necessary expenses. Second, other debt may be contracted by or on behalf of the State only when authorized by law for some specified work or object. Such a law takes effect only after being submitted to the qualified electors of the State and having received a majority of all votes cast thereon at a general election. No debt may be created if the total indebtedness of the State, exclusive of the debts of the territory and several counties thereof assumed by the State, would thereby be made to exceed 1 percent of the assessed valuation of all property subject to taxation in the State, as shown by the last preceding general assessment. Lastly, the State may also contract debts to suppress insurrection and to provide for the public defense.

   General obligation bonds of the State are issued and the proceeds thereof appropriated to various purposes pursuant to an act of the Legislature of the State. The State Constitution requires that any law which authorizes general obligation debt of the State shall provide for an annual tax levy sufficient to pay the interest and to provide a sinking fund to pay the principal of the debts. General obligation bonds are general obligations of the State for the payment of which the full faith and credit of the State are pledged. The general obligation bonds are payable from "ad valorem" taxes levied without limit as to rate or amount on all property in the State subject to taxation for State purposes. As of June 17, 2008, the total amount of general obligation bonds outstanding is approximately $238.6 million.

   Ratings. As of May 2009, all outstanding general obligation bonds of the State of New Mexico are rated AA+ by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local New Mexico issuers may be unrelated to the creditworthiness of obligations issued by the State of New Mexico, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your New Mexico trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your New Mexico trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your New Mexico trust to pay interest on or principal of such bonds.

   Your New Mexico trust is susceptible to political, economic or regulatory factors affecting issuers of New Mexico municipal obligations (the "New Mexico Municipal Obligations"). These include the possible adverse effects of certain New Mexico constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in New Mexico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in New Mexico or contained in Official Statements for various New Mexico Municipal Obligations.

   New York Risk Factors

   General. Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

   The economic and financial condition of the State of New York is affected by various financial, economic, social, environmental and political conditions. The equity market volatility and continuing uncertainty surrounding both global credit markets and bank balance sheets pose a particularly large degree of uncertainty for New York, and are of particular concern since the State's tax revenues are more reliant on the financial sector of the economy than are other states and other regions of the nation. Lower levels of financial market activity than anticipated could result in a further delay in the recovery of Wall Street profits and bonuses. A more severe national recession than expected could prolong the State's downturn, producing weaker employment and wage growth than projected. Weaker equity and real estate activity than anticipated could negatively affect household spending and taxable capital gains realizations. These effects could ripple though the economy, further depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected. High energy prices also pose a particular risk to the State's tourism sector.

   Other significant risks to the current economic forecast include: (i) global political instability, including the uncertain conflicts in Afghanistan, Iraq, and the Middle East in general; (ii) a return to high oil prices which could adversely affect many different sectors of the national and State economies;
(iii) weakness of consumer spending or a failure of investment spending to commence growth during the year, which could worsen recessionary conditions; and
(iv) the potential for future terrorist attacks on U.S. soil.

   Economic Condition and Outlook. The State's Division of the Budget ("DOB") estimates that the New York State economy experienced a business cycle peak in August 2008, fully eight months after the nation as a whole. However, as the epicenter of the global financial crisis, it is likely that the State downturn could be deeper than those of the recent past. Data released since January of 2009 indicate that the fourth quarter of 2008 was a significant turning point for the State economy. The 3-month increase in the State unemployment rate from November to February on a seasonally adjusted basis was the largest, in both absolute and percentage terms, over the history of the series. Although there was no change from February to March, the March rate was fully three percentage points above its year ago value. Initial unemployment benefit claims for March 2009 were up 75.3 percent from the same month in 2008. As a result, State private sector employment is now projected to fall 2.5 percent for 2009, followed by a decline of 0.3 percent for 2010.

   The current recession has been characterized by a loss of vast sums of wealth from both a depressed equity market and a depressed real estate market. The simultaneous decline of both markets distinguishes current economic conditions from those that existed during the last recession, causing the State to project even larger declines in taxable income than occurred during the last recession. New York State adjusted gross income fell 5.5 percent in 2001 and another 4.4 percent in 2002, following the collapse of the high-tech/Internet bubble and the attacks of September 11. For 2008 and 2009, declines of 7.1 percent and 7.9 percent are projected, respectively. The loss of wealth, along with declining State employment and income, is also having an impact on household spending, depressing taxable sales as well.

   The securities industry has seen an unprecedented decline in profitability since the third quarter of 2007. With the investment banking industry as we knew it now gone, the profit levels achieved earlier in the decade may no longer be attainable. Consequently, the DOB projects a decline in State wages for 2009 of 4.2 percent, the largest annual decline in the history of the Quarterly Census of Employment and Wage data. Wage growth for 2010 has been revised down to 2.0 percent.

   Despite signs that credit market conditions among banks have improved since the fall of Lehman Brothers and other negative developments in the financial world, an unknown quantity of asset-backed debt remains on bank balance sheets, causing lending institutions to restrain lending activity. Residential and commercial mortgage-backed debt continues to be of particular concern. In addition, the contracting economy has increased default risk across all other types of debt, also constraining the supply of credit. Lower spending by households and businesses has reduced the demand for borrowed funds as well. The total volume of lending remains subdued, with the uncertainty associated with bank balance sheets continuing to add to equity market volatility.

   The current downturn has spread far beyond Wall Street. The DOB now projects significant declines in every sector of the economy except for education and health care and social assistance. Falling U.S. corporate earnings is reducing the demand for the State's business and professional services, where some of the largest job losses are expected. Large rates of decline are also expected for financial services, manufacturing, and construction. Credit market conditions and rising debt default rates are expected to continue to depress real estate activity, particularly in the commercial sector where high-value transactions contribute significantly to state and local government revenues. The volume of such transactions can be expected to fall as office vacancy rates rise; the downtown New York City office vacancy rate rose 32 percent between the fourth quarter of 2007 and the fourth quarter of 2008, while the midtown rate rose 67 percent.

   The City has a highly diversified economic base, with a substantial volume of business activity in the service, wholesale and retail trade and manufacturing industries and is the location of many securities, banking, law, accounting, new media and advertising firms. With a population of approximately 8,000,000, the City is an international center of business and culture, and a leading tourist destination. The City experienced an economic slowdown that began in 2001 as a result of the September 11 attack, a national economic recession and a downturn in the securities industry, and came to an end in 2003. Since then, Wall Street activity, tourism, and the real estate market have driven a broad based economic recovery, up until the economic slowdown that began in the second half of calendar year 2007, which subsequently evolved into a recession in 2008 and continues to adversely impact the City's economy in 2009.

   Current and Outyear Fiscal Projections. On May 14, 2009 the State issued its Annual Information Statement containing among other disclosures, (a) extracts from the 2009-10 Enacted Budget Financial Plan, dated April 28, 2009, prepared by the DOB including the State's official Enacted Budget Financial Plan projections, and (b) a discussion of potential risks that may affect the Enacted Budget Financial Plan during the State's current fiscal year.

   The DOB projects that the Enacted Budget Financial Plan is balanced in the State's General Fund in 2009-10 and projects outyear budget gaps of $2.2 billion in 2010-11, $8.8 billion in 2011-12, and $13.7 billion in 2012-13.
After actions, General Fund spending is projected to grow at an average annual rate of 7.2 percent from 2008-09 through 2012-13. Spending growth in the General Fund is projected to increase sharply in 2011-12, reflecting a return to a lower Federal match rate for Medicaid expenditures on January 1, 2010, which will increase General Fund costs. The spending is driven by Medicaid growth, rising costs for education, the State-financed cap on local Medicaid spending, employee and retiree health benefits, and child welfare programs. The receipts growth is consistent with DOB's economic forecast for the recession and recovery. The temporary increases with respect to State Personal Income Tax Revenue Bonds, which covers calendar years 2009 through 2011, is expected to provide substantial additional receipts through fiscal year 2011-12.

   For the 2008 fiscal year, the City's General Fund had an operating surplus of $4.64 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2008 fiscal year is the twenty-eighth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP.

   The City's expense and capital budgets for the 2009 fiscal year were adopted on June 29, 2008. The June Financial Plan, which was consistent with the City's expense and capital budgets as adopted for the 2009 fiscal year, projected revenues and expenses for the 2009 fiscal year balanced in accordance with GAAP, except for the application of GASB 49, as described below. The June Financial Plan projected gaps of $2.3 billion, $5.2 billion and $5.1 billion in fiscal years 2010 through 2012, respectively.

   The City's Financial Plan ("Financial Plan") reflects, since the June Financial Plan, decreases in projected net revenues of $280 million, $1.3 billion, $1.1 billion and $1.0 billion in fiscal years 2009 through 2012, respectively. Changes in projected revenues include: (i) decreases in personal income tax revenues of $165 million, $363 million, $293 million and $256 million in fiscal years 2009 through 2012, respectively; (ii) decreases in business tax revenues of $234 million, $470 million, $523 million and $403 million in fiscal years 2009 through 2012, respectively; (iii) a net increase in other tax revenue of $114 million in fiscal year 2009, primarily due to the resolution of general corporation tax audits, and net decreases in other tax revenues of $439 million, $289 million and $366 million in fiscal years 2010 through 2012, respectively, primarily resulting from decreases in real property transfer and sales taxes; and (iv) an increase in other non-tax revenue of $5 million in fiscal year 2009 and decreases in other non-tax revenues of $40 million, $29 million and $10 million in fiscal years 2010 though 2012, respectively. Decreases in projected revenues reflect the weakening of the City economy since the June Financial Plan. A rapid deceleration in the nation's economic activity combined with the financial market turmoil that worsened in September 2008 has stressed the City's securities and real estate industries more than anticipated in the June Financial Plan. The Financial Plan assumes that New York Stock Exchange member firms post a loss of $25.5 billion in calendar year 2008, compared to the $7.1 billion in gains assumed in the June Financial Plan. The Financial Plan currently assumes private sector job losses of 147,000, compared to 89,000 job losses assumed in the June Financial Plan. As a result, total wage earnings are now forecast to contract by 7.6 percent in calendar year 2009 compared to an estimated decline of 3.6 percent assumed in the June Financial Plan.

   General Government Results. For the fiscal year ended March 31, 2009, the State ended in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, were $1.84 billion lower than the State's initial projections for 2008-09. Disbursements for the year, including transfers to other funds, finished at $1.75 billion lower than initially expected. This resulted in $83 million less available in cash reserves than was planned when the budget was enacted.

   The General Fund ended the 2008-09 fiscal year with a balance of $1.9 billion, which included dedicated balance of $1.2 billion in the State's rainy day reserve funds that can only be used for unforeseen mid-year shortfalls, the contingency reserve fund to guard against litigation risks ($21 million), the Community Projects Fund ($145 million) and $503 million in general reserves, $163 million of which DOB expects to use for payments initially planned for 2008-09 that were delayed until 2009-10. The year-end balance was substantially improved by the receipt of $1.3 billion in unplanned General Fund relief from the temporary increase in the Federal matching rate for Medicaid expenditures under ARRA.

   General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.8 billion in 2008-09, an increase of $707 million from 2007-08 results. While tax receipts decreased by $94 million, miscellaneous receipts increased by $623 million and transfers increased by $178 million. The decline in tax receipts was primarily attributable to a decline in business taxes.

   General Fund spending, including transfers to other funds, totaled $54.6 billion in 2008-09, an increase of $1.2 billion from 2007-08. The main source of annual growth was School Aid.

   Overall Financial Position. The State reported net assets of $33.9 billion, comprised of $64 billion in capital assets net of related debt, and $4.9 billion in restricted net assets offset by an unrestricted net assets deficit of $35 billion. Net assets reported for governmental activities decreased by $12.6 billion from a year ago, decreasing from $43.5 billion to $30.9 billion. Unrestricted net assets--the part of net assets that can be used to finance day-today operations without constraints established by debt covenants, enabling legislation, or other legal requirements--had a deficit of $35 billion at March 31, 2009.

   The deficit in unrestricted governmental net assets, which increased by nearly $12.6 billion in 2009, exists primarily because the State has issued debt for purposes not resulting in a capital asset related to State governmental activities. Such outstanding debt included securitizing the State's future tobacco settlement receipts ($3.6 billion), eliminating the need for seasonal borrowing by the Local Government Assistance Corporation ($3.8 billion), local highway and bridge projects ($3.5 billion), local mass transit projects ($2.2 billion), and a wide variety of grants and other expenditures not resulting in State capital assets ($11.3 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of State governmental capital assets.

   Net assets for business-type activities decreased by $1.2 billion (28.1 percent), to $3 billion in 2009 compared to $4.2 billion in 2008. The decrease in net assets for business-type activities was caused primarily by: unemployment benefit payments for the Unemployment Insurance Fund exceeding employer contributions and investment earnings ($962 million); SUNY operating expenses exceeding operating revenues and State support ($337 million); and a net restatement of CUNY's beginning net assets ($2 million). This was partially offset by increases in net assets reported by CUNY Senior Colleges and Lottery. CUNY Senior College operating revenues and State support exceeded operating expenses ($110 million); and Lottery revenues exceeded expenses, including education aid transfers ($5 million).

   General Fund Budgetary Highlights. General Fund disbursements exceeded receipts by $805 million in 2008-09. The General Fund ended the fiscal year with a closing cash fund balance of $1.9 billion, which consisted of $1.2 billion in the State's rainy day reserve funds ($1 billion in the Tax Stabilization Reserve Account and $175 million in the new Rainy Day Reserve Account), $145 million in the Community Projects Account, $21 million in the Contingency Reserve Account, and $577 million in general reserves.

   Actual operating results were $82 million less favorable than anticipated in the original financial plan, but fell above the projections in the final financial plan by $435 million. The original financial plan projected that expenditures would exceed receipts by $723 million in 2008-09. During the fiscal year, actual receipts and disbursements were less than the level forecast in the original financial plan. The 2008-09 Enacted Budget plan assumed base tax growth of 2.6 percent for the fiscal year. However, base tax collections for 2008-09 actually declined from the prior year by approximately 3 percent. This is the result of weaker than anticipated collections in all major tax areas. Total disbursements from 2008-09 were lower than projected in the original financial plan, primarily attributable to the receipt of unplanned General Fund relief from the temporary increase in the Federal matching rate for Medicaid expenditures (FMAP), the deferral of CUNY senior college payments and State operations savings resulting from statewide cost cutting initiatives.

   The final financial plan (issued on January 15, 2009) projected negative General Fund operating results of $1.2 billion, or $435 million below actual results. The most significant variances from the final financial plan include lower-than-anticipated collections in all major tax areas, and the Federal increase FMAP. These declines were partially offset by increased payments from the General Fund to the Lottery Fund to support school aid. This was the result of the non-payment from a private operator for development rights related to a Video Lottery Terminal ("VLT") facility at Aqueduct Racetrack, and lower lottery and VLT receipts.

   Debt Administration. The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter-approved debt) and other obligations that are authorized by legislation but not approved by the voters (non-voter-approved debt), including lease-purchase and contractual obligations where the State's legal obligation to make payments is subject to and paid from annual appropriations made by the Legislature or assignment of revenue in the case of Tobacco Settlement Revenue Bonds. One minor exception, Equipment and Building Capital Leases, and Mortgage Loan Commitments, which represent $405 million as of March 31, 2009, do not require legislative or voter approval. Other obligations include certain bonds issued through State public authorities, certificates of participation, and capital leases obtained through vendors. The State administers its long-term financing needs as a single portfolio of State-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's governmental activities--thus it is not expected to be repaid from resources generated by business-type activities.

   At March 31, 2009, the State had $1.8 billion in State-supported variable rate bonds outstanding and $4.3 billion in interest rate exchange agreements, where the State issues variable rate bonds and enters into a swap agreement that converts the rate effectively to a fixed rate. In addition, the State had $1.8 billion in convertible bonds, which bear a fixed rate until future mandatory tender dates, at which time they can convert to either a fixed or variable rate.

   At March 31, 2009, variable rate bonds, net of those subject to the fixed rate swaps, were equal to 3.8% of the State-supported bonded debt portfolio. At March 31, 2009, the State had $52.5 billion in bonds, notes, and other financing agreements outstanding compared with $50.6 billion the year before, an increase of $1.9 billion.

   One aspect of the credit crisis is that government issuers have either been unable to issue bonds or, if market access exists, do so at much higher interest rates than existed before September 2008. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, it could experience significantly increased costs in the General Fund and a weakened overall cash position in the current year. This is because the State finances much of its capital spending in the first instance through loans from the General Fund or STIP, which it then repays with proceeds from the sale of bonds.

   Interest rates on State-supported VRDBs increased sharply in September 2008, reaching an average of 6.5 percent for a period of time. Rates have since moderated but could rise again. Accordingly, the DOB has revised its interest-rate forecast upward, which is offset in part by projected debt service savings related to the timing of bond sales.

   The State Constitution, with exceptions for emergencies, limits the amount of general obligation bonds that can be issued to that amount approved by the voters for a single work or purpose in a general election. The State Finance Law, through the Debt Reform Act of 2000 (the "Act"), also imposes phased-in caps on new State supported debt issued and related debt service costs. The Act also limits the use of debt to capital works and purposes, and establishes a maximum length of term for repayment of 30 years. The Act applies to all State-supported debt. The Debt Reform Act does not apply to debt issued prior to April 1, 2000, or to other obligations issued by public authorities where the State is not the direct obligor.

   The construction of certain State office buildings, campus facilities, and other public facilities has been financed through bonds and notes issued by public benefit corporations pursuant to lease/purchase agreements with the State. The State has also entered into financing arrangements with public benefit corporations that have issued bonds to finance past State budgetary deficits and grants to local governments for both capital and operating purposes. These lease/purchase and other financing arrangements which the State will repay over the duration of the agreements constitute long-term liabilities. The amount included in obligations under lease/purchase and other financing arrangements consists of total future principal payments and equals the outstanding balance of the related bonds and notes. Reporting relative to capitalized interest is also not included for leased capital assets.

   Risk Management. The State does not insure its buildings or their contents against theft, fire or other risks and does not insure its automobiles against the possibility of bodily injury and property damage. However, the State does have fidelity insurance on State employees. Workers' compensation coverage is provided on a self-insurance basis.

   Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings, and other alleged violations of state and federal laws.

   Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programs in the future.

   Actions commenced by several Indian nations which include the St. Regis Mohawk Indian Nation, the Oneida Indian Nation and the Cayuga Indian Nation claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of thousands of acres of land as well as compensatory and punitive damages.

   With respect to pending and threatened litigation, the State has reported, in the governmental activities, liabilities of $334 million, of which $120 million pertains to SUNY, for awarded and anticipated unfavorable judgments. In addition, the State is party to other claims and litigation that its legal counsel has advised may result in possible adverse court decisions with estimated potential losses of nearly $356 million.

   Ratings. As of August 2009, all outstanding general obligation bonds of the State of New York are rated AA by S&P and Aa3 by Moody's, and all outstanding general obligation bonds of the City of New York are rated AA by S&P and Aa3 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your New York trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national, economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your New York trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your New York trust to pay interest on or principal of such bonds.

   Your New York trust is susceptible to political, economic or regulatory factors affecting issuers of New York municipal obligations (the "New York Municipal Obligations"). These include the possible adverse effects of certain New York constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in New York or contained in Official Statements for various New York Municipal
Obligations.

   North Carolina Risk Factors

   Economic Condition and Outlook. For North Carolina, the economic slowdown began in earnest the second quarter of 2008. Prior to then, it appeared the State might weather the economic turmoil experienced by some states and avoid recession-like conditions. The initially mild slowdown experienced by the State may be due in part to North Carolina's relatively mild housing problems. The State's housing bubble was limited to a few resort areas, therefore the Statewide impact from the initial housing slowdown was far less severe than in many states. Through the first half of 2007, the State continued to experience strong population and employment growth. This growth helped dampen the impact from the housing slump. Even towards the end of 2007, the State's economy remained one of the few state economies still experiencing near-normal employment and income growth. However, by the spring of 2008, the national economic slowdown had spread to North Carolina and employment and income growth began to stall.

   Thus, for fiscal year 2007-08, State economic indicators such as employment and income growth had noticeably slowed compared to the previous fiscal year. Going forward income growth is projected to continue to slow for the next two fiscal years with a modest rebound in wage and salary growth forecast for 2010. As with the nation, the majority of the housing slump's effects will have worked themselves out by 2009, but residual effects will continue to be a drain on the State's economy. For fiscal year 2008-09, the economic downturn and the strain on consumers will result in almost no growth in retail sales (0.6 percent) and falling employment (-0.8 percent).

   As the State's economy suffers through the downturn, unemployment will increase and is projected to remain at, or above, 7 percent through 2009 and into 2010. This past year a drop in employment in the housing related industries including financial services, residential construction, and transportation occurred. Long-term negative growth trends in manufacturing continued as the State transitions away from traditional manufacturing jobs. In the last recession, manufacturing, particularly in the furniture and textile industries, shed jobs at a rate of 10 percent per quarter. The State's manufacturing sector will not be as vulnerable during this recession and job losses in this industry sector will continue, but are not projected to fall at the accelerated pace experienced during the last recession.

   Additionally, the recent financial market upheaval has had a detrimental impact on the financial service sector's employment. Current estimates indicate job losses in this sector will continue into 2010. Compounding problems in the job market will be employment cutbacks in the service and retail sectors due to falling consumer spending. Thus, the number of people employed in nonagricultural industries in the State are expected to decline in fiscal year 2008-09, and the following fiscal year only grow at a rate of 0.4 percent.

   An indication of the magnitude of the recession in the housing market can be represented by the 21.3 percent decline of existing-home sales in fiscal year 2007-08. This pullback in the sale of real estate can take a long time to recover from and for stability to return to the real estate market. Once the housing market stabilizes and an economic recovery is underway, North Carolina's economy is expected to expand at a faster pace than the nation. This should bode well for overall employment in the State and help bolster income growth going into 2010. Employment losses in the manufacturing industries will continue, but growth in the service and tech industries should rebound and continue to be a major stimulus to economic growth.

   There is little doubt that the State will experience an economic slowdown with recession-like conditions possible over the next couple of years, but it is in a position to perform better than the nation as a whole during this period and is expected to bounce back faster than many other regions of the country.

   Cash Management. It is the policy of the State that all agencies, institutions, departments, bureaus, boards, commissions and officers of the State shall devise techniques and procedures for the receipt, deposit and disbursement of monies coming into their control and custody which are designed to maximize interest-bearing investment of cash, and to minimize idle and nonproductive cash balances. The State Controller, with the advice and assistance of the State Treasurer, the State Budget Officer, and the State Auditor, develops, implements, and amends the Statewide Cash Management Policy. All cash deposited with the State Treasurer by State entities is managed in pooled investment accounts to maximize interest earnings.

   Risk Management. The State maintains self-insurance programs for employee health; general liability; medical malpractice; workers' compensation; and automobile, fire and other property losses. The State limits its risk for general liability; medical malpractice; and automobile fire and other property losses by purchasing private insurance for losses in excess of deductibles.

   State Budget. On July 20, 2006, the General Assembly passed House Bill 914 State Budget Act to replace the Executive Budget Act. This new legislation was effective July 1, 2007 and affects budget merit and management by simplifying, reorganizing, updating the current budget statutes, and making changes to conform the statutes to the State constitutional provisions governing appropriations. The State Budget Act defines key budget aspects and increases the targeted balance of the General Fund savings reserve from 5 percent to 8 percent of prior year operating appropriation expenditures. The new legislation provides that agency budgets be classified in accordance with generally accepted accounting principles as interpreted by the State Controller.

   As part of the implementation of the State Budget Act, several budgetary processes and the State's budget code structure have been reviewed and revised as appropriate. Some revisions have required adjustment to the State's budgetary and accounting systems. The State Budget Manual has been updated to reflect changes required by House Bill 914.

   Financial Analysis of the State as a Whole. Over time, increases or decreases in net assets serve as a useful indicator of whether a government's financial position is improving or deteriorating. The State's combined net assets increased $337.166 million or 1.07 percent over the course of this fiscal year's operations. The net assets of the governmental activities increased $154.873 million or 0.52 percent and business-type activities increased $182.293 million or 10.63 percent.

   The largest component of the State's net assets ($30.964 billion) reflects its investment in capital assets (land, buildings, machinery and equipment, State highway system, and other capital assets), less related debt still outstanding that was used to acquire or construct those assets. Restricted net assets are the next largest component ($2.652 billion). Net assets are restricted when constraints placed on their use are 1) externally imposed by creditors, grantors, contributors, or laws or regulations of other governments or 2) legally imposed through constitutional provisions. The remaining portion, unrestricted net assets, consists of net assets that do not meet the definition of "restricted" or "invested in capital assets, net of related debt."

   The government-wide statement of net assets for governmental activities reflects a negative $1.840 billion unrestricted net asset balance. The State of North Carolina, like many other state and local governments, issues general obligation debt and distributes the proceeds to local governments and component units. The proceeds are used to construct new buildings and renovate and modernize existing buildings on the State's community college and university campuses, assist county governments in meeting their public school building capital needs, and to provide grants and loans to local governments for clean water and natural gas projects. Of the $7.022 billion of bonds and certificates of participation outstanding at June 30, 2008, $5.41 billion is attributable to debt issued as State aid to component units (universities and community colleges) and local governments. The balance sheets of component unit and local government recipients reflect ownership of the related constructed capital assets without the burden of recording the debt obligation. The policy of selling general obligation bonds and funneling the cash proceeds to non-primary government (non-State) entities has been in place for decades. However, by issuing such debt, the State is left to reflect significant liabilities on its statement of net assets (reflected in the unrestricted net asset component) without the benefit of recording the capital assets constructed or acquired with the proceeds from the debt issuances. Additionally, as of June 30, 2008, the State's governmental activities have significant unfunded liabilities for a court judgment payable of $749.886 million and compensated absences of $403.249 million. These unfunded liabilities also contribute to the negative unrestricted net asset balance for governmental activities.

   Litigation. The State is involved in numerous claims and legal proceedings, many of which normally recur in governmental operations and may have a material adverse effect on the financial position of the State.

   Debt Administration. At year-end, the State had total long-term debt (bonds and similar debt payable) outstanding of $7.055 billion, an increase of 2.08 percent from the previous fiscal year-end. During the 2007-08 fiscal year, the State issued $275 million in certificates of participation (COPs) and $287.565 million in grant anticipation revenue vehicle bonds (GARVEEs). The proceeds of the COPs will be used to finance various State and university capital improvement projects ($200 million) and projects for the repair and renovation of State facilities and related infrastructure ($75 million), which were authorized for special indebtedness financing by previous sessions of the General Assembly. The repair and renovation projects were prioritized based on those projects related to life safety code requirements and water intrusion remediation. The proceeds of the GARVEEs will be used to accelerate the funding of various transportation projects identified in the current State Transportation Improvement Plan.

   The State issues two types of tax-supported debt: general obligation bonds and various types of "special indebtedness" (i.e., debt not subject to a vote of the people). General obligation bonds are secured by the full faith, credit, and taxing power of the State. The payments on special indebtedness (e.g., lease-purchase revenue bonds and COPs) and equipment installment purchase contracts are subject to appropriation by the General Assembly. Some appropriated-supported debt may also be secured by a lien on facilities or equipment. Article 9 of Chapter 142 of the General Statutes prohibits the issuance of special indebtedness except for projects specifically authorized by the General Assembly. The use of alternative financing methods provides financing flexibility to the State and permits the State to take advantage of changing financial and economic environments. The GARVEEs are a revenue bond-type debt instrument where the debt service is to be paid solely from federal transportation revenues.

   The State's long-term debt (bonds and similar debt payable) has increased significantly in recent years, rising from $1.521 billion in 1997 to $7.055 billion in 2008, in part due to large issuances for higher education capital projects. Prior to 2004, the State only issued general obligation debt.

   The budget bill enacted by the 2008-2009 Session of the General Assembly authorized the issuance of up to $734.03 million of special indebtedness (e.g., COPs) as follows: $512.22 million for higher education projects. Significant projects include $109.1 million for the Centennial Campus library at North Carolina State University, $69 million for a School of Dentistry at East Carolina University, $69 million for a School of Dentistry expansion at the University of North Carolina at Chapel Hill, and $57.22 million for the Energy Production Infrastructure Center at the University of North Carolina at Charlotte; $109.09 million for correctional facilities, the projects include $45.17 million for a health care and mental health facility at the N.C. Correctional Institute for Women, $26.02 million for minimum security additions at Scotland Correctional Institution and Tabor Correctional Institution, and $37.9 million for medium security additions at Bertie Correctional Institution and Lanesboro Correctional Institution; $50 million for acquiring State park lands and conservation areas; and $62.72 million for other State projects.

   Article 5, Section 3 of the Constitution of North Carolina imposes limitations upon the increase of certain State debt. It restricts the General Assembly from contracting debts secured by a pledge of the faith and credit of the State, unless approved by a majority of the qualified voters of the State, except for the following purposes:

     1.   To fund or refund a valid existing debt;

     2.   To supply an unforeseen deficiency in the revenue;

     3. To borrow in anticipation of the collection of taxes due and payable within the current fiscal year to an amount not exceeding 50 percent of such taxes;

     4.   To suppress riots or insurrections; or to repel invasions;

     5. To meet emergencies immediately threatening the public health or safety, as conclusively determined in writing by the Governor; and

     6. For any other lawful purpose, to the extent of two-thirds of the amount by which the State's outstanding indebtedness shall have been reduced during the next preceding biennium.

   Ratings. As of May 2009, all outstanding general obligation bonds of the State of North Carolina are rated AAA by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local North Carolina issuers may be unrelated to the creditworthiness of obligations issued by the State of North Carolina, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your North Carolina trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your North Carolina trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your North Carolina trust to pay interest on or principal of such bonds.

   Your North Carolina trust is susceptible to political, economic or regulatory factors affecting issuers of North Carolina municipal obligations (the "North Carolina Municipal Obligations"). These include the possible adverse effects of certain North Carolina constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in North Carolina and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in North Carolina or contained in Official Statements for various North Carolina Municipal Obligations.

   Ohio Risk Factors

   General. The State of Ohio's first constitution was adopted in 1802, and Ohio entered the union in 1803. Ohio's present constitution was modified by a state constitutional convention in 1851 and has since been amended on numerous occasions. The Constitution establishes a state governmental structure similar to the federal model, with three separate branches of government - executive, legislative, and judicial. The executive branch consists of the Governor and Lieutenant Governor, who are jointly elected, and four additional statewide elected officials: the Attorney General, the Auditor of State, the Secretary of State, and the Treasurer of State. All of these officials are elected to four-year terms. More than 100 departments, agencies, boards, and commissions are part of the executive branch of government and receive appropriations from the legislature, along with the judicial branch and legislative agencies.

   The state legislature in Ohio is referred to as the General Assembly and consists of two separate chambers, the Senate, a 33-member body, and the House of Representatives, a 99-member body. Each member of the General Assembly is elected to represent the residents of a geographical district for a specified term. Members of Ohio's General Assembly are subject to term-limits; senators are restricted to serving two four-year terms, and representatives are restricted to serving four two-year terms. A new General Assembly is convened in January of each odd-numbered year. Along with the establishment of the State governmental structure, the Constitution requires Ohio to have a balanced budget. Ohio's budget is prepared for a two year fiscal biennium which begins on July 1 of odd-numbered years and ends 24 months later on June 30.

   The State provides a wide range of services and support to its citizenry that are accounted for in the following functions or programs: primary, secondary and other education, higher education support, public assistance and Medicaid, health and human services, justice and public protection, environmental protection and natural resources, transportation, general government, community and economic development, workers' compensation, lottery, unemployment compensation, tuition credits, liquor control, and other business-type activities.

   Economic Overview. Although manufacturing (including auto-related manufacturing) in Ohio remains an integral part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. In 2005, Ohio's economic output as measured by gross state product (GSP) totaled $442 billion, 3.6% of the national GSP and seventh largest among the states. The State ranks third within the manufacturing sector as a whole ($85 billion) and third in durable goods ($57 billion). As a percent of Ohio's 2005 GSP, manufacturing was responsible for 19.3%, with 26.4% attributable to the goods-producing sectors and 32.5% to business services sectors, including finance, insurance and real estate. Ohio is the seventh largest exporting state with 2005 merchandise exports totaling $34.8 billion. The State's leading export products are machinery (including electrical machinery) and motor vehicles, which together accounted for nearly 57% of that total.

   While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness. Since 2000, payroll employment in Ohio's diversifying employment base increased in 2001, decreased in 2002 and 2003, increased in 2004 through 2006, and decreased in 2007. Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. The "non-manufacturing" sector employs approximately 86% of all non-farm payroll workers in Ohio.

   In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, in 1991 through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.4% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in
2003 (6.2% vs. 6.0%), in 2004 (6.1% vs. 5.5%), in 2005 (5.9% vs. 5.1%), in 2006
(5.5% vs. 4.6%) and in 2007 (5.6% vs. 4.6%). In March 2009, the State
unemployment rate was higher than the national rate (9.7% vs. 8.5%). The unemployment rate and its effects vary among geographic areas of the State.

   Major Initiatives -- Tax Reform, Expenditure Limitations and Financial Systems. The State biennial budget enacted and signed into law in June 2005 included a significant overhaul of Ohio's tax structure as described extensively in prior financial reports. The entire tax reform package was designed to spur business development and new jobs through the following reforms:

     1.   A 21 percent reduction in the personal income tax over five tax years;

     2. Reduction of the State sales and use tax to 5.5% from 6% effective in 2005-06;

     3. Phased elimination over five years of the corporate franchise tax (except for financial institutions and their affiliates);

     4. Elimination of the tangible personal property tax for general businesses and for telecommunications companies, phased in over four and five year periods, respectively; and

     5.   Implementation of a commercial activity tax (CAT).

   By fiscal year 2010, the reductions in State taxes are estimated to reach $2.4 billion, with the elimination of the local general business tangible personal property tax increasing estimated total tax reductions to $3.7 billion by fiscal year 2010 when the reform package is fully phased in.

   A year later in June 2006, there was also signed into law legislation enacted by the General Assembly imposing a limitation on most General Revenue Fund (GRF) appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses fiscal year 2007 GRF appropriations as a baseline and then applies an annual growth factor of the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year.

   Reflecting the tax restructuring described above, GRF appropriations for the 2006-07 and 2008-09 fiscal biennia are resulting in the four slowest growing fiscal years with respect to expenditures of the last 40 years. The biennial budgets for these years reduced or held flat many of the State's GRF-funded agencies and consolidated functions or activities of several state agencies. The majority of GRF spending increases over this time period can be attributed to increased investment in primary and secondary education and Medicaid, and ongoing costs for debt service and property tax relief programs.

   In this period of expenditure constraint based on tax reform, the State is has a renewed focus on improved State budgeting and expenditures with increased transparency, accountability and performance, improved financial systems and cash and debt management, and targeted investment of scarce resources.

   With the revenue constraints of tax reform requiring a clear presentation of Ohio's near term financial position, Ohio is enhancing the transparency of its financial position for its citizens and investors. For the first time, the 2008-09 executive budget proposal presented revenue and spending projections for four fiscal years (rather than two). Based on this new budgeting approach, the Office of Budget and Management (OBM) will pursue awards for excellence in budget reporting through the Government Financial Officers Association (GFOA) which Ohio has not received since its 2002-03 executive budget.

   Ohio is also improving its financial management through the deployment throughout State government of a comprehensive enterprise information system know as the Ohio Administrative Knowledge System (OAKS). When installation is completed in June 2009, OAKS will be the most comprehensive enterprise IT system operating at a state level in the nation. OBM is in the second of three stages in the deployment of OAKS. The initial stage went live in January 2007 and implemented a new human resource system for state agencies to manage payroll and personnel. The second stage went live in July 2007 and provides OBM with new, enhanced financial management and reporting tools. The final stage went live in January 2008 and provided new and enhanced budget decision-making and management tools. OAKS Implementation also involves upgrading workforce skills across agencies.

   To enhance collections and revenue management, the Department of Taxation commenced the deployment in 2008 of the State Taxation Revenue and Accounting System (STARS) by entering into a system integrator contract on June 2, 2008 with Electronic Data Systems to provide hardware and software implementation, integrator services and post-implementation warranties and support. STARS includes a six phase implementation schedule with the last phase planned for completion in April 2011. STARS will provide an integrated tax collection and audit system and replace the State's existing separate tax software and administration systems for the twenty-four different taxes collected by the State. STARS will make it possible for the Department of Taxation to provide an improved quality of taxpayer services including self service opportunities, and enhance its compliance activities while providing cost savings through improved productivity and workflow management within the Department of Taxation.

   Revenues and Expenditures in the 2006-07 and 2007-08 Fiscal Biennia. The GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provided for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures were: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation.

   The State ended fiscal year 2006 with a GRF cash balance of $1,528,812,000 and a GRF fund balance of $1,025,967,000. Of that ending GRF fund balance, the State carried forward $631,933,000 to cover the expected and planned for variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of fiscal year 2007 GRF revenue as an ending fund balance. The remaining $394,034,000 was deposited into the BSF increasing its balance to $1,012,289,000 (which includes $40,045,000 in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended fiscal year 2007 with a GRF cash balance of $1,432,925,000 and a GRF fund balance of $215,534,000.

   The GRF appropriations Act for the current 2008-09 fiscal biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act was based upon then estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures were: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.25% for elementary and secondary education; 4.92% for corrections and youth services; and 4.7% for mental health and mental retardation. The Executive Budget and the GRF appropriations Act complied with 2006 law limiting appropriation discussed above under Major Initiatives.

   The GRF appropriations Act for 2008-09 also created the Buckeye Tobacco Settlement Financing Authority to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued its $5.53 billion Tobacco Settlement Asset-Backed Bonds 2007 to fund capital expenditures for higher education ($938,000,000) and common school ($4,112,000,000) purposes over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF is funding the expansion of the homestead exemption property tax relief program contained in the Act. The Act reprograms all prior General Assembly allocations of anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority's obligations. Under those previously enacted allocations, the largest amount was to be applied to elementary and secondary school capital expenditures, with other amounts allocated for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

   With the Ohio economy expected to be negatively affected by the national economic downturn, OBM has been closely monitoring the State's major revenue sources (particularly the sales, personal and corporate income taxes) and in January 2008 reduced its original GRF revenue projections by $172,600,000 for Fiscal Year 2008 and $385,100,000 for Fiscal Year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the current biennium of $733,000,000.

   Executive and legislative actions were taken based on the new OBM estimates, including:

     o The Governor, on January 31, 2008, issued an executive order directing expenditure reductions and spending controls totaling approximately $509,100,000 (since reduced to $402,000,000 based primarily on the transfers of unspent agency appropriations and the June 2008 action described below).

     o Transfer of unspent agency appropriations totaling $120,200,000 in Fiscal Year 2008 and $78,000,000 in Fiscal Year 2009.

     o Authorizing expansion of the State-run lottery system to include "keno" games currently projected to generate $65,000,000 in Fiscal Year 2009.

   In June 2008, the General Assembly also passed legislation that provides for, among other things, transfers to the GRF (after a selective line-item veto) of up to $63,333,000 from the BSF for State's share of increased Medicaid costs, $55,000,000 from rotary funds and $25,000,000 in uncommitted interest earnings from proceeds of the State's Tobacco Settlement Asset-Backed Bonds.

   Based on the expenditure reductions, spending controls and other measures identified above, OBM is currently projecting a positive GRF fund balance at June 30, 2008 and at the end of the current biennium. The Governor and OBM are continuing to closely monitor revenues and expenditures and work with the General Assembly to ensure these positive GRF ending fund balances.

   In March 2008, in response to the national economic downturn, the Governor proposed a $1.7 billion economic stimulus plan for the Ohio economy through investments in logistics and distribution, bioproducts and bio-medical research, advanced and renewable energy, local government infrastructure, conservation projects and brownfield revitalization projects. After extensive hearings and review, the General Assembly in June 2008, passed a $1.57 billion economic stimulus package that mirrored the purposes proposed by the Governor and added funding for higher education workforce programs and expanded the State's historic preservation tax credits. That legislation reconfigured the sources of funding for the stimulus plan to include, in addition to GRF-backed bonds, $230,000,000 of cash from the Ohio Tobacco Prevention Foundation, $370,000,000 in GRF operating appropriations to be made over the next five fiscal years, $184,000,000 in bonds backed by net profits from the State's liquor enterprise, and $200,000,000 from the BSF for funding of certain local government infrastructure road and bridge projects. The Governor line item-vetoed the July 1, 2008 deadline by which the OBM Director must make that BSF transfer, emphasizing GRF budget stabilization as the proper first priority for utilization of BSF moneys and allowing time to explore other funding options for this local government infrastructure portion of the economic stimulus plan. While it is not possible at this time to determine the extent to which this BSF transfer will be needed, the available balance in the BSF would be reduced to $748,956,000 should this transfer occur in addition to the above $63,333,000 BSF transfer for increased Medicaid costs.

   Budgetary Controls. With each office performing specific functions relating to State expenditures, the OBM and the Treasurer of State account for and report on the State's fiscal affairs.

   OBM maintains records of the appropriations made by the General Assembly, and its Director certifies the availability of unencumbered appropriations as a condition of contract validity. OBM fiscal functions include the development and oversight of operating and capital budgets as well as the review, processing, and reporting of financial transactions for most state departments and agencies (excluding, among others, higher education institutions' non-capital expenditures). The OBM Director's certification is required for all expenditure vouchers before the OBM may issue State warrants. Upon certification, OBM updates its accounting records to reflect the level of vouchered expenditures.

   The Treasurer of State maintains the cash and investments that comprise the State treasury, and redeems the warrants issued by the OBM when presented for payment by financial institutions and monitors the amounts and the timing of payments to determine the State's cash flow position for investment purposes.

   State financial reporting practices have been and are in accordance with generally accepted accounting principles (GAAP basis). Each Comprehensive Annual Financial Report (CAFR) includes the State's Basic Financial Statements
(BFS) for that Fiscal Year as examined by the Auditor of State. The 1990 through 2004 and 2006 CAFRs received the Government Finance Officers Association Certificate of Achievement for Excellence in Financial Reporting. Ohio did not receive this award for its Fiscal Year 2006 CAFR due to challenges in concluding audits related to the Bureaus of Workers' compensation within reporting deadlines.

   The BFS are presented in accordance with a fund classification system prescribed by the Governmental Accounting Standards Board. The GAAP basis financial statement presentation is comprehensive in scope and includes organizations and activities defined within Ohio's reporting entity that are not subject to the State's appropriation process. The "General Fund" as reported in the BFS includes more than just the GRF; it also encompasses the Budget Stabilization Fund and those reimbursement-supported funds that account for activities administered by State agencies and departments and for which special revenue or proprietary fund classifications are considered inappropriate.

   Cash Management. In Ohio, with the exception of certain organizations within the State's reporting entity that have independent powers to manage and invest their funds, the Treasurer of State is responsible for investing the State's cash and investments pool.

   During fiscal year 2008, cash management and investment transactions made by the Treasurer of State's Office, in accordance with the State's Uniform Depository Act, are limited to checking accounts and certificates of deposit with qualified public depositories, U.S. government and agency obligations, bonds and other direct obligations of the State of Ohio and obligations of boards of education and other local subdivisions, commercial paper, repurchase agreements, no-load money market mutual funds, bankers' acceptances, bonds of U.S. corporations or of foreign nations diplomatically recognized by the United States, security lending agreements, and the Treasurer's STAR Ohio investment pool.

   Quarterly, the OBM allocates the investment income earned on the cash and investments pool to the various funds designated by law to receive the earnings with those allocations made based on average daily cash balances invested over the quarter. The Ohio Lottery Commission's investment portfolio, which is dedicated to the payment of deferred lottery prizes and is accounted for as part of the cash and investments pool, however, is not part of the investment earnings allocation just described. Instead, the Treasurer of State credits the investment earnings from the dedicated portfolio directly to the credit of the fund that accounts for this activity.

   Risk Management. The State's primary government is self-insured for claims under the Ohio Med Health and United Healthcare plans and for vehicle liability while it has placed public official fidelity bonding with a private insurer. The State self-funds tort liability and most property losses on a pay-as-you-go basis; however, selected state agencies have acquired private insurance for their property losses. Also, the State's primary government and its component units participate in a public entity risk pool, which is accounted for in the Bureau of Workers' Compensation Enterprise Fund, for the financing of their workers' compensation liability.

   Ratings. As of May 2009, all outstanding general obligation bonds of the State of Ohio are rated AA+ by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Ohio issuers may be unrelated to the creditworthiness of obligations issued by the State of Ohio, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Ohio trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Ohio trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Ohio trust to pay interest on or principal of such bonds.

   Your Ohio trust is susceptible to political, economic or regulatory factors affecting issuers of Ohio municipal obligations (the "Ohio Municipal Obligations"). These include the possible adverse effects of certain Ohio constitutional amendments, legislative measures, voter initiatives and other matters. The information provided above is only a brief summary of the complex factors affecting the financial situation in Ohio and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Ohio or contained in Official Statements for various Ohio Municipal Obligations.

   Oklahoma Risk Factors

   Economic Outlook. Oklahoma is an attractive place to live and work. In May the NBC TV show Today ranked Oklahoma City as one of the 100 best places to raise a family. The State enjoys a very low tax burden, a low cost of doing business, has a highly skilled and productive work force, and is geographically well positioned to take advantage of opportunities anywhere in the United States. Manufacturers in Oklahoma gain a competitive edge by taking advantage of some of the lowest utility costs in the nation.

   Oklahoma is known for its abundant resources, most notably, its oil and natural gas production. Oklahoma is a leading producer of agricultural products, ranking in the top ten in production of wheat, peanuts, grain sorghum, pecans, rye, hogs and cattle. Its 200 lakes and rivers provide Oklahomans with many opportunities for outdoor recreation. In fact, Oklahoma has more miles of shoreline than any other state.

   Oklahoma boasts high quality education systems with award-winning schools. Oklahoma's Career-Technology has developed the Oklahoma Training for Industry program. This program has been ranked one of America's best and most sophisticated training programs by delivering high quality, customized training to Oklahoma employers for free. Oklahoma's Pre-Kindergarten program has been held as an example for America with more four-year-olds attending public preschool programs than any other state.

   Some highlights of Oklahoma's economy are: Oklahoma's first major league sports franchise, the OKC Thunder of the National Basketball Association, began their inaugural season in Oklahoma City during 2008. To attract the team, the citizens of Oklahoma City passed a $121.6 million initiative to renovate and expand the Ford Center, a 19,675-seat multi-purpose arena, and build a practice facility; also in 2008, Tulsa opened the $196 million BOK Center. The Center is a 19,199-seat multi-purpose arena. Pollstar, the concert industry's leading publication, nominated it for the best new major concert venue; Bizjournals rated the Oklahoma City housing market the most affordable of the 50 largest metropolitan areas in America. It reported that housing payments averaged $667 (including all property taxes) with housing payments constituting only 19 percent of income.

   At a time when most of the country is struggling with a severe recession, Oklahoma Department of Commerce data show that investments announced by new and expanding manufacturers and processors in the third quarter of 2008 totaled over $25 million. In the service sector, companies announced $325 million in investments in the same quarter for a total investment of $350 million for the first three quarters of 2008.

   Oklahoma's economy posted a 0.8 percent employment gain from September 2007 to September 2008. This period includes a seasonally adjusted decrease of 0.1 percent between August and September 2008. This is compared to a 0.4 percent employment loss in the nation for the same period according to the October 21st "Current Employment Statistics" from the Bureau of Labor Statistics. This gain placed Oklahoma 6th lowest in the nation in unemployment and in the top ten in job growth. Forbes magazine rated Oklahoma City the 19th and Tulsa the 22nd best cities for jobs in America for 2008.

   Oklahoma's housing market has remained strong throughout the year in spite of the nationwide downturn. According to the Office of Federal Housing Enterprise Oversight Oklahoma had the fifth greatest home price appreciation at
2.8 percent of all the states and the District of Columbia between the third quarter of 2007 and 2008. Nationally, home prices fell an average of 6 percent during the same period.

   All of this sustained economic growth has given rise to a 7.2 percent increase in personal income from the second quarter of 2007 to the second quarter of 2008, the 6th highest in the nation as reported by the Bureau of Economic Analysis. Milliken rated Oklahoma City number 50 and Tulsa number 72 of the best performing cities in America in 2008. These rankings were up from Milliken's rating last year of number 108 and 98 respectively. The ratings are based on how well cities are doing creating and sustaining jobs and economic growth.

   Not only has Oklahoma done well this last year, Oklahoma is projected to continue growing into the next year. The Oklahoma State University econometric model predicts Oklahoma's per capita income will be higher than at any point in the past 20 years as a percentage of national per capita income. Retail sales are projected to grow 5.1 percent in 2009. Forbes magazine rated Oklahoma City the most recession proof city in the nation. It said, "[Oklahoma City is] best positioned among the nations largest metropolitan areas to ride out the current crisis."

   Major Initiatives. During this last year Oklahoma has continued to make progress in two priority areas: health care and economic development.

   The states and federal governments along with numerous organizations have been struggling to find ways to provide health care for Americans. In 2005, Oklahoma launched its own plan, the Oklahoma Employer/Employee Partnership for Insurance Coverage (O-EPIC), a healthcare premium assistance program.

   This year the Governor signed into law legislation expanding the eligible population for the program by allowing State employers with 250 or fewer employees (up from employers with 50 employees) to participate and including workers earning up to 250 percent of the poverty level (an increase from 200 percent). In September 2008, the program won The Healthcare Leadership Council's Honor Roll for Coverage Award, which recognizes exemplary community programs that provide access to health coverage for uninsured Americans.

   Like much of the rest of the nation, Oklahoma's transportation infrastructure has been in need of significant improvement. This condition has acted as a hindrance to Oklahoma's future economic growth. To remedy this condition, the Governor signed into law legislation which provided $300 million for bond funding of transportation projects in Oklahoma, created a $25 million revolving fund for county transportation projects, increased funding for bridges and highways by $30 million a year until 2017 and increased the maximum funding for the replacement of substandard bridges and improvement of highways from $270 million to $370 million.

   Also in economic development, the federal Indian land tax credit was extended to December 31, 2009.

   Revenues and Expenditures. Revenue collections continue to keep pace in the current fiscal year. In the first five months, General Revenue Fund collections are $143.6 million (or 6.2 percent) above estimated collections and $199.6 million (or 8.6 percent) above prior year collections. Gross production taxes are primarily responsible for the revenue increases. New projections anticipate that the decrease in market price of oil and gas will level out collections through the rest of the fiscal year. Based on these projections, the likelihood of budget cuts are remote.

   Receipts from all of the four major taxes (income tax, sales tax, gross production tax and motor vehicle tax) exceeded revenues of the prior year, producing a combined total of $5.2 billion, or 87 percent of total General Revenue Fund receipts. The total of major taxes collected increased $4 million or 0.1 percent from that of the prior year. As compared to fiscal year 2007, collections from income taxes decreased by $255 million, or 9.2 percent; sales taxes increased by $81 million, or 5.3 percent; motor vehicle taxes decreased by $7.6 million, or 2.9 percent and gross production taxes on gas and oil increased by $186 million, or 29 percent.

   Oklahoma has established an enviable record in recent years in its revenue forecasting results. Since enactment of a constitutional amendment in 1985 establishing new revenue estimating procedures, collections have exceeded the estimate in fourteen years and dipped below the estimate nine years.

   Assets and Funds. The State's combined net assets (government and business-type activities) totaled $14.1 billion at the end of 2008, compared to $13.4 billion at the end of the previous year. The largest portion of the State's net assets (50.6 percent) reflects its investment in capital assets such as land, buildings, equipment, and infrastructure (road, bridges, and other immovable assets), less any related debt used to acquire those assets that is still outstanding. The State uses these capital assets to provide services to citizens; consequentially, these assets are not available for future spending. Although the State's investment in its capital assets is reported net of related debt, it should be noted that the resources needed to repay this debt must be provided from other sources, since the capital assets themselves cannot be used to liquidate these liabilities.

   A portion of the State's net assets (25 percent) represents resources that are subject to external restrictions on how they may be used. The remaining balance of unrestricted net assets may be used to meet the State's ongoing obligations to citizens and creditors. Internally imposed designations of resources are not presented as restricted net assets.

   At the end of the current fiscal year, the State is able to report positive balances in all three categories of net assets, both for the government as a whole, as well as for its separate governmental and business-type activities. The same situation held true for the prior fiscal year.

   The State's net assets increased by $717 million or 5.4 percent. Approximately 54 percent of the State's total revenue came from taxes, while 37 percent resulted from grants and contributions (including federal aid). Charges for various goods and services provided 9.6 percent of the total revenues. The State's expenses cover a range of services. The largest expenses were for general education, social services, and health services. In 2008, governmental activity expenses exceeded program revenues, resulting in the use of $7.9 billion in general revenues (mostly taxes). The business-type activities' program revenues exceeded their expenses for 2008 by $146 million.

   As of the end of the current fiscal year, the State's governmental funds reported combined ending fund balances of $6.3 billion, an increase of $142 million from the prior year. More than one half ($3.5 billion or 56 percent) of this total amount constitutes unreserved fund balance, which is available for spending in the coming year. The remainder of fund balance is reserved to indicate that it is not available for new spending because it has already been committed 1) to liquidate contracts and purchase orders of the prior fiscal year ($340 million), 2) to pay debt service ($134 million), 3) to be held in permanent trust funds for education, wildlife and prevention of tobacco related health issues ($2.0 billion) or 4) for a variety of other restricted purposes ($384 million). The general fund is the chief operating fund of the State. At the end of the current fiscal year, unreserved fund balance of the general fund was $3.5 billion, while the total fund balance increased $113 million to $4.3 billion. As a measure of the general fund's liquidity, it may be useful to compare both unreserved fund balance and total fund balance to total fund expenditures. Unreserved fund balance represents 24.2 percent of total general fund expenditures (down from 24.6 percent a year ago), while total fund balance represents 29.5 percent of that same amount (down from 30 percent). Overall the fund balance of the State's general fund increased by $113 million during the current fiscal year. This 2.7 percent increase from the prior year is primarily due to increased tax collections.

   The State of Oklahoma's total debt decreased by $137 million, or 7.3 percent, during the current fiscal year. The decrease in long-term obligations of governmental activities was primarily due to normal debt extinguishment and a reduction in claims and judgments payable. Business-type activities' debt decreased by $35 million as long-term revenue bonds were paid down through normal debt extinguishment.

   Government Funds. The Commissioners of the Land Office manage land and cash set aside by the Federal Government for the use and benefit of public education in Oklahoma to generate maximum earnings for trust beneficiaries. The trust beneficiaries are common education and thirteen Oklahoma colleges and universities. This year total program revenues were $73 million compared to $272 million of the prior year. Distributions to beneficiaries totaled $76 million for fiscal year 2008 with $20 million disbursed to universities and colleges and $53 million disbursed to public schools. This was an increase of $9 million from the apportionments of fiscal year 2007.

   The Department of Wildlife's Lifetime Licenses fund balance increased by 1 percent to $80.9 million. This increase occurred due to increases in both license revenue and investment revenue over the previous year.

   The Tobacco Settlement Endowment Permanent Fund holds certain moneys that are received in settlement of claims by the State against tobacco manufacturers. Earnings from these moneys are to be utilized for research, education, prevention and treatment of tobacco related diseases and certain other health programs. This fund reported a $39.3 million net increase in fund balance with $68 million coming in from the settlement payment by tobacco manufacturers for 2008. The prior year's payment was about $47.6 million. The State now has $415.6 million in the permanent fund.

   Debt Administration. General obligation bonds are backed by the full faith and credit of the State, including the State's power to levy additional taxes to ensure repayment of the debt. Accordingly, all general obligation debt currently outstanding was approved by a vote of the citizens. Prior to a 1993 general obligation bond program, except for refunding bonds, the State last issued general obligation bonds in 1968. Certain maturities of those bonds were advance refunded in 1977 and again in 2003. As of June 30, 2008, the outstanding general obligation net debt of the State of Oklahoma was $219 million. This figure excludes the self-supporting taxable bonds of the Oklahoma Industrial Finance Authority, which are secured by the repayment of loans made to private businesses. State revenues have never been required to support debt service payments on these obligations.

   Various agencies, trusts, and authorities issue revenue bonds on behalf of the State of Oklahoma, and these obligations are supported solely by the revenues of the issuing entities. Those revenues may include appropriations to the respective entities.

   Risk Management. In general the State is "self-insured" for health care claims, workers' compensation, tort liability, vehicle liability, and property losses, with some exceptions for participation in health maintenance organizations and for excess coverage items. The property loss excess coverage is limited to a maximum loss of $1 billion. The Oklahoma State and Education Employees' Group Insurance Board provides group health, life, dental and disability benefits to the State's employees and certain other eligible participants. The State Insurance Fund provides workers' compensation coverage for both public and private sector employees in Oklahoma.

   Ratings. As of May 2009, all outstanding general obligation bonds of the State of Oklahoma are rated AA+ by S&P and Aa3 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Oklahoma issuers may be unrelated to the creditworthiness of obligations issued by the State of Oklahoma, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Oklahoma trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Oklahoma trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Oklahoma trust to pay interest on or principal of such bonds.

   Your Oklahoma trust is susceptible to political, economic or regulatory factors affecting issuers of Oklahoma municipal obligations (the "Oklahoma Municipal Obligations"). These include the possible adverse effects of certain Oklahoma constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Oklahoma and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Oklahoma or contained in Official Statements for various Oklahoma Municipal Obligations.

   Oregon Risk Factors

   General Economic Conditions. Oregon is the least populous of the three west coast states that also include California and Washington. Oregon had almost 2 million of the three states' 23.8 million workers in August 2008. Oregon's largest metro area is the Portland-Vancouver-Beaverton metropolitan statistical area. The Portland area has the sixth largest number of workers of the seven metro areas with one million or more workers in the three states. It includes about half of Oregon's jobs.

   Employment grew more rapidly in Oregon than in most neighboring states in the mid-1990s due largely to a combination of high net in-migration and a boom in high technology (primarily computer chips), transportation equipment (such as recreational vehicles and heavy trucks), and construction. The Asian financial crisis in 1997 led to weaker manufacturing employment and slower overall job growth in Oregon. When the national recession hit the State, between late 2000 and the middle of 2003, employment fell by as much as 4 percent, much worse than in neighboring states. From late 2003 to mid-2006, Oregon gained jobs at roughly 3 percent per year; then growth slowed markedly. The State lost nonfarm payroll jobs in seven of the first eleven months of 2008 and had a net loss of 31,900 jobs from one year earlier as of November 2008. Nine of the State's 11 major industries showed year-over-year job losses in November, eight of them with losses exceeding 2 percent. Along with the nation as a whole, Oregon has entered another recession.

   During the rapid job growth of the mid-1990s, Oregon's unemployment rate ranked in the middle of all states and lower than its neighboring states, until the rate rose with the Asian financial crisis. During the economic boom of the late 1990s and in 2000, Oregon's unemployment rate remained above the rates in neighboring states. The nation and Oregon went into a recession after the burst of the information technology bubble. With the onset of that recession, Oregon's unemployment rate soared from just over 5 percent in late 2000 to a peak of 8.5 percent in the middle of 2003. The State's population continued to grow despite the high unemployment rate. Oregon had the nation's highest or second-highest state unemployment rate for 39 of the 40 months from May 2001 to August 2004. Rapid job growth from late 2003 to mid-2006 pulled the unemployment rate down to under 5.5 percent by early 2006. The rate declined further to a low of 5 percent in early 2007 but bounced back to around 5.5 percent by the end of the year. In the summer of 2008, it began rising rapidly in response to job losses in many industries. Between June and November 2008, the unemployment rate climbed from 5.5 percent to 8.1 percent.

   Oregon's major foreign-export-related industries include computers and electronic products, transportation equipment, machinery, and agricultural crops. Oregon also ships large values of wood, food, nursery, machinery, plastic, and paper products to domestic markets and serves foreign and domestic tourists. Oregon's annual employment growth is expected to be flat in 2008, a negative 1.5 percent in 2009, and 0.8 percent in 2010. It should rise to 2.1 percent in 2011 and 2.4 percent in 2012 before slowing to 1.6 percent by 2015. The State should outpace the nation's growth rate from 2011 to 2015. Major-sector job growth over this period is expected to be fastest in professional and business services, construction, and leisure and hospitality. Nondurable manufacturing will post robust job gains, as will health care, private education, and some other service sectors as the State's population increases faster than the nation's. Manufacturing, as a whole, is projected to decline through 2010 with moderate growth from 2011 to 2015. Overall, employment should grow slightly faster than population during the 2011-2015 timeframe.

   During fiscal year 2008, the State significantly increased its spending for education as compared to the prior fiscal year. However, as a percentage of total expenditures, the amount devoted to education was only 0.4 percent higher than it was 10 years ago. In addition, governmental expenditures for capital outlay and administration as a percentage of total expenditures decreased 2.3 percent and 2.6 percent, respectively, as compared to 10 years ago. The relatively small percentage increase in expenditures for education, combined with the percentage decreases in expenditures for capital outlay and administration, reflects a shift in the allocation of total expenditures to other program areas, such as public safety and debt service. General governmental expenditures related to debt service have increased as the State expands its use of low-cost capital financing; the percentage of total expenditures is 2.4 percent higher than it was ten years ago.

   During this same ten-year period, tax revenues, while increasing in amount, have actually decreased as a percentage of total revenues (a ten-year decrease of 2.6 percent). The reason for this decline is the relative increase in general governmental expenditures for services that are supported more by federal revenues than by taxes (e.g., human services). As a percentage of total revenues, federal revenues are 2 percent higher than they were ten years ago, reflecting increased participation in federal assistance programs that benefit Oregon's citizens.

   The unemployment rate for Oregon rose from 6.4 percent in September 2008 to
8.1 percent in November 2008. The US unemployment rate rose from 6.1 percent to
6.7 percent over the same period. The unemployment rate in Oregon was 5.4 percent in November 2007. Following seventeen consecutive quarters of job growth, employment began to decline in the second quarter of 2008.

   Budgetary Process. The Oregon budget is approved on a biennial basis by separate appropriation measures. A biennium begins July 1 and ends June 30 of odd-numbered years. Measures are passed for the approaching biennium during each regular Legislative session, held beginning in January of odd-numbered years.

   Because the Oregon Legislative Assembly meets in regular session for approximately six months of each biennium, provision is made for interim funding through the Legislative Emergency Board. The Emergency Board is authorized to make allocations of General Fund monies to State agencies from the State Emergency Fund. The Emergency Board may also authorize increases in expenditure limitations from Other or Federal Funds (dedicated or continuously appropriated funds), and may take other actions to meet emergency needs when the Legislative Assembly is not in session. The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

   Revenue and Expenditures. The State budgets on a biennial basis rather than an annual basis. Final amounts reflect the Legislatively Approved Budget as of June 30, 2008 for the 2007-09 biennium. Final budgeted expenditures for the General Fund were $5.7 million less than original budgeted amounts, while forecasted revenues for the General Fund increased by $32.8 million. Although the increase in personal income taxes was largely offset by a decrease in corporate income taxes, the forecast for other taxes and investment income was higher than original projections.

   During the 2008 special session, the Legislature approved a $20 million decrease in General Fund budgeted expenditures in the education program area that was offset by a transfer of $20 million of unallocated lottery funds for education. The net result was no change in the level of education appropriations, but an increase to the General Fund's ending balance. The Legislature also reduced the General Fund budget for human resources by $21.5 million and replaced this funding with two Emergency Board special purpose appropriations, totaling $ 22.4 million, to meet future needs related to increased caseloads and costs per case, start-up costs of the new Medicaid management information system, and the Oregon State Hospital improvement plan. The increase in General Fund budgeted expenditures for the legislative program area reflects these two special purpose appropriations. Another area that saw significant change was the natural resources program. General Fund budgeted expenditures increased $8.9 million, with nearly $5 million to be used for processing landowners' compensation claims of lost value under Ballot Measure 49.

   Because of Oregon's biennial process, budget to actual comparisons are not final until the second year of the biennium. For the first year of the 2007-09 biennium, actual expenditures and other financing uses in the General Fund exceeded actual revenues and other financing sources by $1.6 million. During fiscal year 2008, actual personal income tax collections were down $806.1 million compared to actual amounts collected in fiscal year 2007. Actual transfers to other funds during fiscal year 2008 were 86.5 percent of the total amount budgeted for the entire biennium. To manage the differences in the timing of cash flows, the State issued $741.2 million of tax anticipation notes on July 1, 2008. These notes will be repaid with income tax revenue prior to the end of the biennium.

   Debt Administration and Limitation. The State's constitution authorizes the issuance of general obligation bonds for financing higher education building projects, facilities, institutions, and activities. As of June 30, 2008, the total balance of general obligation bonds was $4.60 billion.

   Ratings. As of May 2009, all outstanding general obligation bonds of the State of Oregon are rated AA by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Oregon issuers may be unrelated to the creditworthiness of obligations issued by the State of Oregon, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Oregon trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Oregon trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Oregon trust to pay interest on or principal of such bonds.

   Your Oregon trust is susceptible to political, economic or regulatory factors affecting issuers of Oregon municipal obligations (the "Oregon Municipal Obligations"). These include the possible adverse effects of certain Oregon constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Oregon and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Oregon or contained in Official Statements for various Oregon Municipal Obligations.

   Pennsylvania Risk Factors

   Economic Outlook. The Commonwealth of Pennsylvania ("Pennsylvania" or the "Commonwealth") historically has been identified as a heavy industry state, although that reputation has been changing as the industrial composition of Pennsylvania's economy continues to diversify into the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries.

   The national economy officially entered a recessionary period in December 2007 as declines in multiple economic factors converged. Dramatic declines in the housing sector led to declines in manufacturing, consumption and rising unemployment through most of calendar year 2008. An unraveling of the financial markets in the third quarter of 2008 has accelerated the economic contraction in Pennsylvania and the nation. From mid-2008 to mid-2009, growth in the national economy, as measured by gross domestic product ("GDP"), is expected to average growth of -0.5 to -1.5 percent. Personal consumption levels have dropped significantly during the third quarter and manufacturing levels have reached their lowest levels in the past 26 years. The unemployment rate is expected to continue to climb over 7.0 percent by mid-2009 below recent performances. Aggressive action by the Federal Reserve has been focused on increasing liquidity in the credit markets and preventing further bank failures. Federal fiscal stimulus is expected to assist state governments who are facing budget deficits as result of the economic contraction.

   Commonwealth Financial Structure. The Constitution and the laws of the Commonwealth require all payments from the State Treasury, with the exception of refunds of taxes, licenses, fees and other charges, to be made only by duly enacted appropriations. Amounts appropriated from a fund may not exceed its actual and estimated revenues for the fiscal year plus any unappropriated surplus available. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery
Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund (a lapse) if not spent or encumbered by the end of the fiscal year. The Commonwealth's fiscal year begins July 1 and ends June 30.

   The General Fund. The General Fund, the Commonwealth's largest operating fund, may be used to assess Pennsylvania's financial position and activities for the fiscal year ended June 30, 2008. It accounts for all revenues and other receipts that are not required by law to be accounted for or deposited in other special funds, and reflects a significant portion of Commonwealth expenditures. Tax revenues, principally personal and corporate income, and sales and use taxes, constitute approximately 89.7 percent of the non-federal General Fund budgetary basis revenues. General Fund expenditures are reported in the following functional assignments, along with the related percentage of non-federal expenditures: direction and supportive services (3.53), protection of persons and property (12.42), health and human services (38.13), public education (38.96), recreation and cultural enrichment (1.15), economic development (2.78), transportation (.06) and transfers to debt service funds (2.97) for all obligations except those incurred for highway or other special revenue fund purposes.

   The national economic slowdown and a recession in the housing sector adversely impacted growth in the Commonwealth during fiscal year 2008. Declining home sales and home values, a contraction in available credit from woes in the financial markets, higher unemployment, slow growth in personal income and lower personal consumption resulted in slow economic growth in fiscal year 2008. The fiscal year 2008 revenue estimate for the Commonwealth was based upon an economic forecast of 2.4 percent growth in GDP from the start of the third quarter of 2007 to the end of the second quarter of 2008. Actual growth in the national economy during fiscal year 2008 averaged 2.5 percent. However, as in recent years, economic growth was fitful throughout the fiscal year. Economic activity was strong in late 2007, growing at an annual rate of
4.9 percent only to slow to 0.9 and 0.8 percent annual growth in the fourth quarter of 2007 and the first quarter of 2008 respectively. The national unemployment rate grew by more than a full percentage point and the growth in personal income was at its lowest level since 2003. Despite slowing economic activity, Commonwealth revenues continued to exceed budget estimates for fiscal year 2008.

   During the fiscal year ended June 30, 2008, total General Fund revenues and other sources exceeded expenditures and other uses by $51.9 million and, at June 30, 2008, the Commonwealth reported an unreserved/undesignated fund balance (budgetary basis) of $582.8 million in the General Fund. This compares to a budgetary basis fund balance of $530.9 million at June 30, 2007. The budgetary basis results for the fiscal year ended June 30, 2008 include revenue collections totaling $45,366.4 million, less appropriation authorizations totaling $45,456.7 million, plus other net financing sources totaling $142.1 million. Included in the $45,456.7 million appropriation authorizations are $6.84 million of state supplemental appropriations and $55.4 million in Federal supplemental appropriations authorized during the fiscal year ended June 30, 2008.

   Debt Administration. The constitution of the Commonwealth of Pennsylvania permits the incurrence of debt, without approval of the electorate, for capital projects specifically authorized in a capital budget. Capital project debt outstanding cannot exceed one and three quarters (1.75) times the average of the annual tax revenues deposited in all Funds during the previous five fiscal years. The certified constitutional debt limit at August 31, 2008 was $54.4 billion. Outstanding capital project debt at August 31, 2008 amounted to $7.1 billion, for a remaining legal debt margin of $47.3 billion. In addition to constitutionally authorized capital project debt, the Commonwealth may incur debt for electorate-approved programs, such as economic revitalization, land and water development, water facilities restoration, and certain environmental initiatives; and for special purposes approved by the General Assembly, such as disaster relief. Total general obligation bond indebtedness outstanding at June 30, 2008 was $8.632 billion. Total debt service fund transfers paid from General Fund and Motor License Fund appropriations to make principal and interest payments to bondholders during the fiscal year ended June 30, 2008 amounted to $870.7 million and $41.7 million, respectively.

   During the fiscal year ending June 30, 2009, the Office of the Budget currently plans general obligation bond issuances, excluding refundings, amounting to $1,048 million, an increase of $135 million as compared to actual bond issuances of $913 million, excluding refundings, during the fiscal year ended June 30, 2008. This plan reflects the need to make continued investments in the Commonwealth's capital infrastructure, local capital projects and mass transportation. Additionally, a significant portion of the projected issuances for the 2009 fiscal year is attributable to two major environmental programs which would target capital improvements to water supply and sewage treatment facilities associated with economic development as well as general environmental capital improvement projects. Debt principal retirements of $598.8 million are currently planned for the fiscal year ending June 30, 2009.

   The Commonwealth continues to evaluate refunding opportunities for its outstanding bonds to reduce interest costs. During the fiscal year ended June 30, 2008, the Commonwealth closed two refunding bond issuances that together refunded $198.7 million of outstanding bonds and will produce $7.9 million of interest savings over the remaining life of those bonds. As market conditions provide additional opportunities, the Commonwealth may pursue additional refundings.

   In addition to general obligation bonds, the Commonwealth may issue tax anticipation notes to meet operating cash needs during certain months of the fiscal year. Tax anticipation notes may be issued only for the General Fund and the Motor License Fund. They may not exceed 20 percent of those Funds' estimated revenues for the fiscal year and must mature during the fiscal year in which they were issued. Cash shortages may occur during the fiscal year because tax receipts, unlike cash disbursements, are concentrated in the last four months of the fiscal year. The Commonwealth has not issued tax anticipation notes during the past 11 fiscal years and has no plans to issue any during the 2009 fiscal year. There were no changes in credit ratings, and there were no debt limitations, restrictions or commitments during the fiscal year ended June 30, 2008 that may affect the Commonwealth's plans during the fiscal year ending June 30, 2009.

   Capital Asset Activity. General capital assets as of June 30, 2007 amounted to $23.8 billion at actual or estimated historical cost, net of accumulated depreciation of $12.6 billion.

   Throughout the fiscal year, Commonwealth agencies acquire or construct capital assets. In governmental fund financial statements, expenditures for capital assets are typically reported as capital outlay. Funding for a significant portion of capital asset acquisition is provided by proceeds of general obligation bonds issued; such proceeds are generally accounted for in the capital projects funds in the governmental fund financial statements as another financing source. In the government-wide statements, bond proceeds are reported as additions to long-term bond liabilities and completed project expenditures and construction in progress at fiscal year end are reported as part of general capital assets. Construction in progress for Department of General Services (public works) and Department of Transportation (highway and bridge) projects at June 30, 2008 amounted to $0.5 and $1.8 billion, respectively. Authorized but unissued general obligation bonds at June 30, 2008 totaled $56.3 billion. General capital assets as of June 30, 2008 amounted to $25.0 billion at actual or estimated historical cost, net of accumulated depreciation of $13.6 billion.

   Legislation. During the fiscal year that began July 1, 2008, the legislature approved several new laws which are expected to change the Commonwealth's financial position in the future.

   Act 1 of Special Session 1, signed July 9, 2008 authorizes the Commonwealth Financing Authority, a discretely presented component unit, to incur up to $500 million in indebtedness for a variety of alternative energy development programs.

   Act 64, signed July 9, 2008 establishes the Water and Sewer Systems Assistance program, to be administered by the Pennsylvania Infrastructure Investment Authority, a discretely presented component unit. Act 64 provides for grants and loans to municipalities and public utilities for the acquisition, repair, construction, reconstruction, rehabilitation, extension, expansion and improvement of water supply and sewage treatment systems. Also, Act 64 provided for a voter referendum question (on the November 4, 2008 general election ballot) to approve the incurrence of $400 million in indebtedness to finance Act 64 programs.

   Act 61, signed July 9, 2008 provides omnibus budget amendments to the Public School Code and, among other things, changes the basic education funding formula used to appropriate Commonwealth funding to the Commonwealth's 501 local school districts. Act 61 provides a $275 million funding increase over the fiscal year ended June 30, 2008 funding amount.

   Ratings. As of May 2009, all outstanding general obligation bonds of the Commonwealth of Pennsylvania are rated AA by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Pennsylvania trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Pennsylvania trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Pennsylvania trust to pay interest on or principal of such bonds.

   Your Pennsylvania trust is susceptible to political, economic or regulatory factors affecting issuers of Pennsylvania municipal obligations (the "Pennsylvania Municipal Obligations"). These include the possible adverse effects of certain Pennsylvania constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Pennsylvania and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various Commonwealth and local agencies in Pennsylvania or contained in Official Statements for various Pennsylvania Municipal Obligations.

   Puerto Rico Risk Factors

   Geographic Location and Demography. The Commonwealth of Puerto Rico ("Puerto Rico," or the "Commonwealth") is the fourth largest of the Caribbean islands and is located approximately 1,600 miles Southeast of New York. It is approximately 100 miles long and 35 miles wide. According to the United States Census Bureau, the population of Puerto Rico was approximately 3,808,610 in 2000 (3,954,037 as of July 1, 2008, according to a United States Census Bureau estimate), compared to 3,522,000 in 1990. However, the Puerto Rico Planning Board (the "Planning Board") estimates that as of July 2010, the population will be approximately 4,022,446.

   Relationship with the United States. Puerto Rico came under United States sovereignty pursuant to the Treaty of Paris, signed on December 10, 1898, which ended the Spanish-American War. Puerto Ricans have been citizens of the United States since 1917. In 1950, after a long evolution toward greater self-government, Congress enacted Public Law 600, which provided that the existing political, economic and fiscal relationship between Puerto Rico and the United States would remain the same, but Puerto Rico would be authorized to draft and approve its own Constitution, guaranteeing a republican form of government. The Constitution of Puerto Rico was drafted by a Constituent Commission, approved in a special referendum by the people of Puerto Rico, amended and ratified by the United States Congress, and subsequently approved by the President of the United States. The official designation of the Government or body politic has henceforth been "Estado Libre Asociado," which literally translates to "Free Associated State," and has been called "Commonwealth" by the United States Government.

   The United States and the Commonwealth share a common defense, market and currency. Puerto Rico exercises virtually the same control over its internal affairs as any of the fifty states of the United States. However, it differs from the states in its relationship with the United States federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections (they can only vote in local (Puerto Rico) elections). The people of the Commonwealth are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives and limited voting power. Puerto Rico is a self-governing commonwealth in association with the United States. The chief of state of the Commonwealth is the President of the United States. The head of government is an elected Governor. There are two legislative chambers: the House of Representatives, 51 seats, and the Senate, 27 seats.

   While Puerto Rico has authority over its internal affairs, the United States controls interstate trade, foreign relations and commerce, customs administration, control of air, land and sea, immigration and emigration, nationality and citizenship, currency, maritime laws, military service, military bases, army, navy and air force, declaration of war, constitutionality of laws, jurisdictions and legal procedures, treaties, radio and television communications, agriculture, mining and minerals, highways, postal system, social security, and other areas generally controlled by the federal government in the United States. Puerto Rican institutions control internal affairs unless U.S. law is involved, as in matters of public health and pollution. The major differences between Puerto Rico and the 50 states are Puerto Rico's local taxation system and exemption from Internal Revenue Code, its lack of voting representation in either house of the U.S. Congress, the ineligibility of Puerto Ricans to vote in presidential elections, and its lack of assignation of some revenues reserved for the states.

   Economy. The Commonwealth has established policies and programs directed principally at developing the manufacturing and services sectors of the economy and expanding and modernizing the Commonwealth's infrastructure. Domestic and foreign investment have been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been primarily financed by bonds and notes issued by the Commonwealth, its public corporations and municipalities.

   Economic progress has been aided by significant increases in the levels of education and occupational skills of the Commonwealth's population.

   The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than oil prices) are determined by the policies and performance of the mainland economy. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. During fiscal year 2008 (July 2007 through June 2008), approximately 74% of Puerto Rico's exports went to the United States mainland, which was also the source of approximately 47% of Puerto Rico's imports.

   Puerto Rico's economy has been in a recession that began in the fourth quarter of fiscal year 2006, a fiscal year in which the real gross national product grew by only 0.5%. Although Puerto Rico's economy is closely linked with the United States economy, for fiscal years 2007 and 2008, Puerto Rico's real gross national product decreased by 1.9% and 2.5%, respectively, while the United States economy grew at a rate of 1.8% and 2.8%, respectively, during the same periods. According to the Planning Board's recent projections, the economic contraction has accelerated in fiscal year 2009, with an expected further reduction in real gross national product of 4.8%. While this trend was expected to continue in fiscal year 2010, the expected positive impact of the U.S. federal and local economic stimulus measures led the Planning Board to announce revised projections for fiscal year 2010 reflecting a projected increase in real gross national product of 0.7%. The Planning Board is also projecting increases in real gross national product of 0.9% and 1.0% for fiscal years 2011 and 2012, respectively.

   The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments and certain high technology machinery and equipment. The service sector, including finance, insurance, real estate, wholesale and retail trade and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

   The Puerto Rico Planning Board's preliminary reports of the performance of the Puerto Rico's economy during fiscal year 2008 indicate that the economy registered a decrease of 2.5% over fiscal year 2007 in total real gross product. Gross product in fiscal year 2000 was $41.4 billion and gross product in fiscal year 2008 was $60.8 billion. This represents an increase in gross product of 46.9% from fiscal year 2000 to fiscal year 2008. Aggregate personal income increased from $52.3 billion in fiscal year 2007 to $56.2 billion in fiscal year 2008, and personal income per capita increased from $13,269 in fiscal year 2007 to $14,237 in fiscal year 2008. The significant increase in personal income in fiscal year 2008 is due in part to the tax rebate program implemented by the Bush Administration during that fiscal year.

   Among the variables contributing to the decrease in gross national product were the continuous contraction of the manufacturing and construction sectors, as well as the current contraction of U.S. economic activity. Furthermore, the decline in Puerto Rico's gross national product was not offset by the federal tax rebates due to the high levels of oil prices during fiscal year 2008. The persistent high level of the price of oil and its derivatives (such as gasoline) during that period served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to the Commonwealth's dependence on oil for power generation and gasoline (in spite of its recent improvements in power-production diversification), the high level of oil prices accounted for an increased outflow of local income in fiscal year 2008. The current difficulties associated with the financial crisis resulted in lower short-term interest rates, but this did not translate into an improvement in the construction sector.

   According to the Department of Labor and Human Resources Household Employment Survey, total employment for fiscal year 2009 averaged 1,168,200, a decrease of 4.1% from the previous fiscal year. The unemployment rate for fiscal year 2009 was 13.496, an increase from 11% for fiscal year 2008.

   Debt, Revenues and Expenditures. The Constitution of Puerto Rico limits the amount of general obligation (full faith and credit) debt that can be issued or guaranteed by the Commonwealth. The Commonwealth's policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Direct debt of the Commonwealth is supported by Commonwealth taxes. Debt of municipalities of the Commonwealth, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. As of December 31, 2008, total public sector debt of the Commonwealth was equal to $56,455 million.

   The General Fund revenue projection for fiscal year 2009 was $8.488 billion, an increase of $235 million, or 2.8%, from estimated net revenues for fiscal year 2008 of $8.253 billion. The Commonwealth's budgeted expenditures for fiscal year 2009 of $9.484 billion exceed projected revenues by approximately $1 billion.

   Ratings. As of January 2010, all outstanding general obligation bonds of the Commonwealth are rated BBB- (with a stable outlook) by S&P and Baa3 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Puerto Rican issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Puerto Rico, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Puerto Rico trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Puerto Rico trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Puerto Rico trust to pay interest on or principal of such bonds.

   Your Puerto Rico trust is susceptible to political, economic or regulatory factors affecting issuers of Puerto Rico municipal obligations (the "Puerto Rico Municipal Obligations"). These include the possible adverse effects of certain Puerto Rico constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Puerto Rico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made as to the accuracy or completeness of any of the preceding information. It is based in part on information obtained from Commonwealth and local agencies in Puerto Rico or contained in Official Statements for various Puerto Rico Municipal Obligations.

   South Carolina Risk Factors

   Governmental Overview. South Carolina stretches from the Atlantic Ocean to the Blue Ridge Mountains, containing 30,111 square miles. Fortieth in geographic area among the fifty states, South Carolina ranks twenty-fifth in population with approximately 4.3 million citizens. The coastal area, which is one of the leading recreation centers on the east coast, is the anchor of the State's thriving tourism industry.

   South Carolina's government is divided into three separate branches: legislative, executive, and judicial. State government provides a full range of services to South Carolina's citizens including educational, health, social/human, transportation, public safety, regulatory, and conservation/natural resources services. In addition, the State provides grants and loans to local governments, including school districts, within its borders.

   Economic Condition and Outlook. South Carolina has a diverse economic base, including manufacturing, trade, health care, services, and leisure and hospitality. Businesses have migrated here from all over the world to take advantage of the State's skilled labor force, competitive wages, lower-priced land, excellent port facilities, and accessibility to markets, and in recent years, substantial tax incentives.

   Overall, South Carolina has suffered by the national soaring gas prices and stagnant economy but has seen a slight increase in job growth with total employment up 4,500 jobs, a gain of less than 1 percent over the last twelve months. The State experienced losses of 13,900 in construction and 5,000 in manufacturing from June 2007. The strongest employment gains have been in the State's service sector which has risen from 34 percent of total employment to 37 percent during the past five years. This sector, fueled by tourism, educational, and healthcare industries has contributed to a more diversified overall employment base and improved income levels. During fiscal year 2007-08, average hourly earnings have increased by 3.4 percent and average weekly earnings have risen by 2.8 percent.

   Although the State's unemployment rate of 5.9 percent continues to be higher than the national average rate of 4.6 percent, the State's economy has continued to generate jobs. During calendar year 2007, the jobless rate has fallen a half a percent from calendar year 2006. The State's unemployment rate as of September 2008 has increased to 7.3 percent based on the recent crisis in the financial markets.

   Budgetary General Fund revenues for the first three months of 2008-09 fiscal year were $1.556 billion, $59.501 million (3.7 percent) lower than during the same period for 2007-08. South Carolina's three major revenue sources are not as strong as the prior year for the same three months. Individual income taxes are up $1.720 million (0.2 percent), compared to a stronger increase of $33.930 million (3.7 percent) in 2007-08. Corporate income taxes have declined by $9.501 million (16.7 percent) over the same three month period 2007-08; however in 2007-08 the decline was $17.485 million (23.5 percent) over the prior year. Sales taxes have also decreased $57.122 million (12.4 percent) from 2007-08 due to unfavorable economic conditions and consumer tax relief legislation. Sales taxes experienced a moderate increase of $12.495 million (2.8 percent) for the same period in 2007-08.

   Budgetary General Fund Highlights. The State's Board of Economic Advisors
(BEA) is responsible for forecasting revenues for the budget. State law requires that the BEA meet at least quarterly to review revenue collections and to adjust its forecasts if necessary. If the BEA reduces revenue projections significantly once the budget year begins, the State's Budget and Control Board is responsible for mandating spending cuts to keep the budget in balance.

   Original estimated revenues for the 2007-08 accounting year were $6.622 billion. The BEA revised downward its original revenue estimate during the course of the year by a total of $112.713 million. The revisions resulted from the BEA's review of tax revenue collections and declining economic conditions as the year progressed. Actual revenues at June 30, 2008, were $116.912 million (1.8 percent) under the BEA's final revised revenue estimate and were $229.625 million less than the BEA's original estimate. Actual revenues also declined from prior year revenue collections by $266.109 million (4.0 percent). Individual income and sales taxes, the fund's primary revenue sources, were less than forecasted because of unfavorable economic conditions and continued legislative emphasis on tax relief.

   For fiscal year 2008-09, estimated revenues in the 2008-09 Appropriations Act were $6.736 billion or $343.690 million more than 2007--08 revenue collections. Subsequently, legislation has been enacted that reduces appropriations by $488.000 million. Additional revisions could be subsequently enacted based on continued monitoring of revenue collections and economic conditions.

   At June 30, 2008, the General Reserve Fund, sometimes called the rainy day account, was funded at $95.123 million, which is $91.658 million below the full funding requirement. The State's Constitution requires restoration of the reserve to full funding within three years after a withdrawal. State law defines full funding for the reserve as 3 percent of the Budgetary General Fund's revenues for the latest completed accounting year. The 2007-08 Appropriations Act passed by the General Assembly appropriated $19.049 million to fully fund the rainy day account; however, $91.658 million was drawn out to cover the 2007-08 Budgetary General Fund deficit.

   Assets. At the end of the 2007-08 accounting year, the State had $17.690 billion invested in capital assets. This represented a net increase (including additions and deductions) of $757.278 million, or 4.5 percent, over the previous accounting year.

   The State's investment in buildings and improvements increased significantly, primarily because of the public colleges and universities expanding their campus facilities. The Medical University of South Carolina completed a cancer center expansion while MUSC Hospital Authority completed the first phase of replacement of its current patient care facilities. The College of Charleston added a new campus building, residence hall and an athletic facility.

   As in prior years, machinery and equipment increased significantly due, in large part, to acquisitions by public universities. Clemson University, The Medical University of South Carolina, and the University of South Carolina all made significant investments in computing, testing, medical, scientific, and laboratory equipment and equipping newly-established facilities.

   Intangible assets decreased from last fiscal year primarily because state-wide depreciation expense exceeded investment in additional intangible assets.

   Cash Management. The State Treasurer is responsible for managing the State's cash and investments, except for certain component units included within the reporting entity that manage and invest their own funds. State law requires full collateralization of all State Treasurer bank balances. Some component units may have collateralization policies that differ from those of the State Treasurer. Investment income includes appreciation and depreciation in the fair value of investments. Increases in fair value during the current year, however, do not necessarily represent trends that will continue; nor is it always possible to realize such amounts, particularly in the case of temporary changes in the fair value of investments that the State plans to hold to maturity.

   Debt Administration. At June 30, 2008, the State had $8.105 billion in bonds and notes outstanding--a decrease of $434.114 million, or 5.1 percent, over last year.

   The reduction in debt reported in governmental activities resulted primarily from the defeasance of $575.200 million of Tobacco Authority revenue bonds. The Tobacco Settlement Revenue Management Authority defeased the bonds with a portion of the proceeds of $275.730 million in Tobacco Settlement Revenue Asset-Backed Refunding Bonds, along with funds transferred from the Tobacco Settlement Fund. New debt reported in business-type activities resulted mainly from the issuance of revenue bonds by the enterprise funds. The Housing Authority issued $103.000 million in bonds for housing programs, the Education Assistance Authority issued $131.700 million in bonds to provide financing for student loans, and the College of Charleston and the University of South Carolina issued $95.930 million and $94.185 million, respectively, in facilities revenue bonds. In addition, the Medical University of South Carolina drew down $48.8 million on a note payable to finance the acquisition of equipment for a new hospital facility and issued $30 million in short-term general obligation bond anticipation notes. The Housing Authority entered into a $50 million mortgage revenue note payable.

   The State limits the amount of annual payments for principal and interest on general obligation bonds and notes rather than directly limiting the amount of those bonds and notes that the State may have outstanding. At June 30, 2008, the State legally could issue additional bonds as long as the new debt would not increase the State's annual principal and interest payments by more than the following amounts: $29.277 million for institution bonds, $30.087 million for highway bonds, $176.033 million for general obligation bonds, excluding institution and highway bonds, $11.901 million for economic development bonds, and $19.353 million for research university infrastructure bonds.

   Ratings. As of May 2009, all outstanding general obligation bonds of the State of South Carolina are rated AA+ by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local South Carolina issuers may be unrelated to the creditworthiness of obligations issued by the State of South Carolina, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your South Carolina trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your South Carolina trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your South Carolina trust to pay interest on or principal of such bonds.

   Your South Carolina trust is susceptible to political, economic or regulatory factors affecting issuers of South Carolina municipal obligations (the "South Carolina Municipal Obligations"). These include the possible adverse effects of certain South Carolina constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in South Carolina and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in South Carolina or contained in Official Statements for various South Carolina Municipal Obligations.

   Tennessee Risk Factors

   General. Tennessee's state legislation requires the Governor to present his proposed budget to the General Assembly at the beginning of each annual session. Annual budgets are adopted for the general fund, special revenue funds (except Fraud and Economic Crime, Community Development and the Dairy Promotion Board), and debt service fund. The General Assembly enacts the budget through passage of specific departmental appropriations, the sum of which may not exceed estimated revenues. Before signing the Appropriations Act, the Governor may veto or reduce any specific appropriation, subject to legislative override. Once passed and signed, the budget becomes the State's financial plan for the coming year.

   Budgetary control is maintained at the department level. Budget revisions during the year, reflecting program changes or interdepartmental transfers of an administrative nature, may be affected with certain executive and legislative branch approval. Only the legislature, however, may transfer appropriations between departments.

   Local Economy. The Tennessee economy weakened as 2007 unfolded, following the path of the national economy. Tennessee's job growth in 2007 was only 0.8 percent, the poorest showing since 2003. Many counties in the State, especially those in rural areas, have struggled to maintain a viable job base. As job growth has weakened the unemployment rate have moved upward. The slowdown has hurt income growth and has dampened taxable sales growth, in turn putting pressures on the State budget and the budgets of local governments across the State.

   The State's pattern of job and overall economic growth continues to undergo transformation. Manufacturing job and plant losses have continued, as has been the case for the nation. Because rural Tennessee has relied disproportionately on manufacturing, many rural communities have suffered significant job losses. Metropolitan areas of the State continue to benefit from growth in the service sector. Job growth, per capita income levels and unemployment rates are generally more attractive in metropolitan areas of the State.

   Tennessee's economic growth is expected to decelerate further in 2008, and most measures of economic prosperity are expected to weaken relative to both 2006 and 2007. Tennessee's fate will of course be dictated by the path taken by the national economy. A delayed national housing market rebound would delay a return to stronger growth in Tennessee. Consistent with recent history, it is expected that the national economy will in fact do better than the State economy in 2008 and 2009.

   Per capita income is a good proxy measure of quality of life since it captures the average ability to purchase goods and services from the market. Tennessee and most other states within the southeast have long lagged behind the nation in per capita personal income. A primary explanation is relatively lower levels of educational attainment among states within the region. Tennessee is now placed 4th among the southeastern states, moving up one notch since 2000. Per capita income in Tennessee was 88.4 percent of the national average in 2006, compared to 87.8 percent in 2000 and 85.7 percent in 1990.

   Job growth and population growth tend to go hand in hand. Between 2000 and 2006, the State's population grew more slowly than the nation, but ahead of the overall pace of job growth in the State. Between 1997 and 2007, Tennessee experienced 8.6 percent job growth compared to 12.4 percent for the nation as a whole. The State's job growth performance placed it 7th among the other southeastern states. Manufacturing has been a primary source of job losses across the State, with 1998 being the last year the Tennessee (or the national) economy added a net new job in the industrial sector. On an annual basis, the State's unemployment rate averaged 4.6 percent in 2007, matching the unemployment rate for the nation.

   Agricultural activities account for 11.7 percent of Tennessee's economy. In 2006 the number of farms in Tennessee continued a decade's long decline. Nationally, Tennessee ranks 6th in the number of farms, 26th in the number of farm acres, and 44th in average farm size. Between 1990 and 1997, government payments accounted for 15 percent of net farm income in Tennessee. In contrast, between 1998 and 2006, 48 percent of net farm income for Tennessee farmers came from government payments. Tennessee's increased dependence on direct government payments reflects what was happening for the country as a whole as a result of a change in farm policy in 1996 that moved away from supply management policies and toward policies that supplement income. The possible future development of a farm based biofuels industry holds tremendous potential for generating new farm sector income through production of switchgrass and other energy crops on marginal lands.

   Long-term Financial Planning. In 1996, legislation was enacted that determined the allocation goal for a reserve for revenue fluctuations to be five percent of the estimated State tax revenues to be allocated to the general fund and education trust fund. The revenue fluctuation reserve allows services to be maintained when revenue growth is slower than estimated in the budget. Amounts in the revenue fluctuation reserve may be utilized to meet State tax revenue shortfalls. Subject to specific provisions of the general appropriations bill, an amount not to exceed the greater of $100 million or one-half (1/2) of the amount available in the reserve may be used to meet expenditure requirements in excess of budgeted appropriation levels. $218.2 and $207.1 million were added to this reserve in the 2006-07 and 2007-08 budget years, respectively. The reserve is currently at the highest level ever.

   In 2002, Tennessee initiated an Enterprise Resource Planning (ERP) automation assessment study to research the feasibility of implementing an ERP system to meet the State's financial management, procurement, human resources, payroll administration and other administrative business needs. In 2005, the software and a prime contractor were procured. The system, Edison, is expected to significantly improve the State's business processes, and thereby its effectiveness and efficiency. The system will enable the use of best management practices for financial, human resource, purchasing and other administrative operations. During this fiscal year, the project moved closer to implementation, with the human capital management phase of the project successfully beginning operations on October 1, 2008. The financials, procurement and logistics phase of the project is scheduled to begin operations on January 1, 2009.

   Facing a worsening national economy and revenue collections below estimates, steps are being taken to protect public education and balance Tennessee's budget with no new taxes. One of these steps, an August 2008 voluntary employee buyout program to reduce the size of the State's workforce, was established with a goal of reducing $64 million in recurring expenditures from the State budget.

   Relevant Financial Policies. Budgets are developed to maintain balance between recurring revenues and recurring appropriation requirements, to invest in education to the maximum extent possible; to invest in economic development, public health, safe communities and environmental quality; and to maintain and supplement the rainy day fund.

   Current revenue shortfalls are being handled with careful agency management of spending. Limitations on funding of program improvements and capital outlay also have been necessary in achieving balance between recurring revenues and recurring appropriations. Financial performance is continually monitored and adjustments made as needed.

   Subject to the specific provisions of an appropriation act, State legislation allows certain funds, reserve accounts or programs carry forwards to be denied, and allows for the transfer of funds from the same, for purposes of meeting the requirements of funding the operations of State government for the fiscal year ending June 30, 2006, and subsequent fiscal years.

   Major Initiatives. Tennessee continues to focus on making education the State's fundamental priority. It is considered the key to the future success of the State. The protection of funding for K-12 education from budget cuts remains paramount, and recent higher education initiatives have included assistance in raising educational attainment by a broader segment of the population.

   Tennessee is also dedicated to the protection of its natural resources, environment, economy and the health of its citizens. That commitment includes a focus on promoting the efficient use of natural resources, including renewable alternative fuels, such as biodiesel and ethanol (biofuels) made from agricultural products. The vision is to position Tennessee in a strategic leadership position in the development of a commercially viable biofuels industry.

   Financial Information. Net assets may serve over time as a useful indicator of a government's financial position. In the case of the State, combined assets exceeded liabilities by $26.96 billion as of June 30,2008. By far, the largest portion of the State's net assets (81 percent) reflects its investment in capital assets (e.g., land, infrastructure, structures and improvements, machinery and equipment and software in development), less any related debt used to acquire those assets that is still outstanding. The State uses these capital assets to provide services to its citizens; consequently, these assets are not available for future spending. Although the State's investment in its capital assets is reported net of related debt, it should be noted that the resources needed to repay this debt must be provided from other sources, since the capital assets themselves cannot he used to liquidate these liabilities.

   An additional portion of the State's net assets (8.69 percent) is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net assets ($2.8 billion) and may be used to meet the State's ongoing obligations to citizens and creditors not funded by resources that are restricted.

   At June 30, 2008, the State was able to report positive balances in all three categories of net assets, for the government as a whole, and for its separate governmental and business-type activities. The State's net assets increased by $481.15 million during the year ended June 30, 2008. Much of this increase was attributable to the State's decision to adopt the modified approach to infrastructure. Because of this decision, the State capitalized $640.09 million in infrastructure expenditures and did not record depreciation expense. Also, Tennessee does not fund highway construction by issuing debt, but it is funded primarily with fuel taxes and federal grants in the Highway Fund. Offsetting the capitalization of infrastructure is a decrease which was primarily generated by expenditures and transfers out in the General Fund exceeding transfers in and revenues.

   General fund revenue collections increased for the year by $260.4 million. Contributing to this increase was federal revenue collections which increased by $156 million primarily due to increased expenditures in the TennCare program. Also, Tobacco tax collections in the General fund increased by $29 million due to an increase in the Tobacco tax of $0.42 per pack and offsetting these increases was a decline in Franchise and Excise tax collections which were down $156 million due to receding corporate profits.

   General fund expenditures increased approximately $899.7 million. The Department of Environment and Conservation's expenditures increased by $118.9 million. This was primarily the result of new wilderness conservation efforts administered by the State. TennCare expenditures increased by $373.5 million and an increase in Human Services, Children in State Custody and Mental Health expenditures accounts for $184.4 million of the total increase. These increases reflect the rising cost of community residential placements and associated medical costs as well as a continued increased demand for services in the health and social services function. Overall general government expenditures increased by $72 million as a consequence of rising costs in personnel administration and benefits.

   Assets in the General fund decreased by approximately 3.53 percent. The fund balance of the General fund decreased by 18 percent.

   The Education Trust fund revenues increased approximately $137 million for the year. This increase is primarily due to the first full year collections of the tobacco tax increase ($118.6 million). In addition, transfers in increased $371 million. This increase was from the General fund to fund the increase in appropriation requirements of the Education Trust fund.

   Education Trust fund expenditures increased approximately $543 million or
9.4 percent. Most of the increase was to maintain full funding of the Basic Education Program (BEP) formula, to fund the State's share of the group health insurance increase for local education agencies, and to provide first year funding of BEP reform ($337.9 million). BEP reform revises various provisions regarding the BEP formula, including requiring the stale to provide 75 percent of the funds generated for instruction positions within the classroom component. In addition, appropriations to the college and university systems increased approximately $108.4 million to provide additional funding for operational support, equipment replacement funds for the technology centers, and start-up costs for a biofuels facility.

   Overall revenues and expenditures decreased $73 million and $81.8 million, respectively for the highway fund. Expenditures and revenues decreased primarily as a result of a decrease in the availability of federal funds. More than $237 million of federal funds has been rescinded in the last 3 years. Over time, this reduction in the availability of federal funds resulted in fewer projects commencing.

   The total plan net assets of the pension trust funds were $31.6 billion, a decrease of approximately $731 million from the prior year. As a result of the decline in the performance of the financial markets, the pension trust funds incurred a net investment loss of $406 million.

   Debt Administration. In accordance with the Constitution, the State has the authority to issue general obligation debt that is backed by the full faith and credit of the State. The Legislature authorizes a certain amount of debt each year and the State Funding Board has oversight responsibility to issue the debt for capital projects. Capital spending is also authorized by the Legislature and the State Building Commission has oversight responsibility for all capital projects exceeding $100 thousand (for new construction) and maintenance to existing facilities. The State issues Commercial Paper as a short-term financing mechanism for capital purposes and the Commercial Paper is typically redeemed with long-term bonds. The State issued $150 million in tax-exempt general obligation bonds during the fiscal year to redeem commercial paper, which is used to finance capital projects on a short-term basis. Nearly two-thirds of the outstanding debt has been issued either for capital projects of two of the State's major Component Units -- University of Tennessee and Tennessee Board of Regents -- or provided to local governments as capital grants; assets acquired with this debt belong to those entities.

   Ratings. As of May 2009, all outstanding general obligation bonds of the State of Tennessee are rated AA+ by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Tennessee issuers may be unrelated to the creditworthiness of obligations issued by the State of Tennessee, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Tennessee trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Tennessee trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Tennessee trust to pay interest on or principal of such bonds.

   Your Tennessee trust is susceptible to political, economic or regulatory factors affecting issuers of Tennessee municipal obligations (the "Tennessee Municipal Obligations"). These include the possible adverse effects of certain Tennessee constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Tennessee and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Tennessee or contained in Official Statements for various Tennessee Municipal Obligations.

   Texas Risk Factors

   General Economic Information. Even though the Texas economy slowed in 2008, the State economy continued to grow at a rate that stood out among the states in terms of job gains. In a recessionary national economy, Texas grew more slowly than average during 2008, but relative to other states Texas was a lone star. Only 15 states increased their nonfarm employment from November 2007 to November 2008. The states ranked second and third in nonfarm employment growth, Oklahoma and Maryland, added fewer than 20,000 jobs each, while Texas added 221,000 jobs, nearly 13 times more than Oklahoma. The U.S. economy lost jobs during every month of calendar 2008 and shed 1.9 million jobs from November 2007 to November 2008, for a loss of 1.4 percent. In short, the national economy experienced a significant decline in 2008, while the Texas economy has merely slowed its overall rate of growth.

   Likewise, the U.S. Bureau of the Census reported that Texas was one of only three states (with Utah and Arizona) with population growth over 2 percent in 2008. According to Census Bureau estimates, Texas (with 8 percent of the population) accounted for 15 percent of the nation's total population growth from 2000 to 2008, more than any other state. Migration accounted for almost two-thirds of the increase.

   Although the number of Texas workers increased for the fifth consecutive year, available jobs increased less rapidly than the State's labor force, causing the Texas unemployment rate to climb from 4.2 to 5.7 percent between November 2007 and November 2008. Even so, the State's jobless rate remained below the nation's, which climbed from 4.7 to 6.7 percent in the last year.

   Texas' current-dollar Gross State Product (GSP) rose 6.4 percent in 2008, for a real (inflation-adjusted) increase of 4.1 percent, a rate exceeding the average real GSP growth rate of 3.5 percent over the past decade, due largely to the strength of the State's energy industry. The natural resources and mining industry, dominated by oil and natural gas in Texas, added jobs at a faster pace (8.2 percent) than any other industry over the twelve months ending in November 2008. All Texas industries added jobs, except for information (down
2.2 percent) and manufacturing (down 1.2 percent). Unlike much of the nation, construction and real estate activity still contributed to Texas' growth in 2008, although at a slower pace than before. Texas' current-dollar GSP reached nearly $1.2 trillion dollars in 2008.

   Even with the increase in mining industry jobs, a slower construction industry and job losses in manufacturing meant that Texas' service-providing industries accounted for over 90 percent of the State's job growth in 2008. Construction job increases that had averaged 4.5 percent during the previous four years increased by 2.4 percent in 2008, while manufacturing lost another
1.2 percent of its workers, mostly in response to international labor cost competition. Boosted by robust oil and natural gas drilling rig production through most of 2008, the State's manufacturing industry saw substantial hiring in the machinery and fabricated metal manufacturing sector, but hiring has slowed considerably in these sectors.

   Texas has been the nation's largest exporting state since 2002. During the first 10 months of 2008, the value of Texas exports to other countries totaled $165 billion, up 18.6 percent from the first 10 months of 2007. The value of Texas exports has doubled over the last five years and now accounts for 16 percent of the State's gross product. This represents more than one-seventh of total U.S. exports, based on export data from the World Institute of Social and Economic Research. Manufacturers have benefited from a weak dollar that made Texas-made products cheaper in world markets, but the dollar strengthened markedly in 2008. Exports remain a hallmark of the State economy, but will face more price resistance in 2009, so the outlook for manufacturing employment is a leaner year ahead.

   Even with the relative strength of the State and continued growth in most industries, the Texas economy experienced a clear weakening as 2008 came to a close. Underlying the weakness were the weight of a national recession, large losses in stock investments, a stronger dollar and the deflating of an oil and natural gas industry that had boomed during most of the year. Hurricane Ike left widespread destruction in the populous Houston-Galveston region, and although this stimulated jobs in repair and construction in the area, the Texas leading economic indicator index hints at net job losses during much of 2009.

   Current Economic Information. After being at lofty levels from 2005 through 2007, the consumer confidence index in the West South Central States collapsed to below-average levels in 2008. Since it is a major factor driving housing and other major purchases, consumer optimism is a key indicator to economic health, but consumer confidence dropped to its lowest level in more than five years at the end of 2008.

   The mining industry retained most of its jobs after the price of oil and natural gas collapsed in the latter part of the year, but the outlook is risky. Energy prices were high during most of the year, and although they put pressure on the budgets of businesses and households, they also have a modestly positive effect on the State's overall economy when prices are high enough to stimulate domestic and international drilling operations. The number of operating oil and natural gas drilling rigs in the State reached a 25-year peak of 946 in September, rising from a low of 306 rigs in 2002. With an average of 898 drilling rigs in operation during the year, 2008 was the State's most active year for oil and gas exploration since 1982, but with sharply reduced oil and gas prices, the rig count waned at the end of 2008.

   The single-family housing market is another leading indicator of economic growth. The housing problem is far less pronounced in Texas than nationally, but following national trends, it is a weak link in the Texas economy today. On average, Texas' subprime mortgages are of better quality than in the remainder of the nation since Texans have a higher average percentage of home-owner equity. Still, single-family housing permits fell by 33 percent in Texas during the first 11 months of 2008, compared to the same period of 2007. Multi-family housing permits dropped less, but still fell 7 percent.

   On the bright side of the Texas housing market, Texas home prices--the median sale price for existing homes was about $146,000--were stable in a year in which home prices in many U.S. markets declined precipitously. Even with steep price declines in much of the nation, Texas continues to have some of the nation's most attractive real estate prices, relative to household income. Although prices were firmer than in many states, the number of existing home sales in Texas during the first 11 months of 2008 tumbled by 16 percent.

   Sales tax collections in Texas, an indicator of taxable retail sales activity, climbed by 5.5 percent during 2008, following a four-year period where collections soared by an average of 9 percent each calendar year. On the other hand, 2008 was a difficult year for automobile sales in the State, as evidenced by motor vehicle sales tax receipts that plunged by 7.5 percent, reversing a three-year string of solid gains.

   After 16 years of rising new business incorporations, Texas experienced a decline in 2008. During 2008, the State had a monthly average of 8,877 new incorporations, compared to last year's average of 9,347. Newly incorporated businesses are not always economically viable, but a growing number reflects a willingness of entrepreneurs to invest in new ventures.

   At the close of calendar 2008, all but one of the State's 10 leading economic indicators point toward a weaker Texas economy in the upcoming months. The U.S. leading indicators index is at recessionary levels, and although the Texas index suggests the State economy will be pared down as well, the State outlook is marginally less negative than the national outlook. Texas' gross domestic product growth has outperformed U.S. growth in all but one year since 1991, and the Comptroller's econometric forecast model predicts that Texas' economy will outperform the nation's in both 2009 and 2010, advancing by 0.8 percent in calendar year 2009 (beating the nation by two percentage points) and
2.9 percent in 2010 (almost one percentage point higher).

   Employment in Texas could decline by as much as 0.5 percent in 2009, the first losses since 2003, before rebounding to 1.7 percent growth in 2010. In comparison, U.S. nonfarm employment is expected to decline by 1.5 percent in 2009 before advancing by a slight 0.1 percent in 2010. The unemployment rate is expected to be higher than it is today, ranging between 6 and 7 percent in 2009 and 2010. The State's population will increase by 1.9 percent in 2009, with more than half the growth taking root in net migration to the State, as job seekers elsewhere respond to a relatively healthier Texas economy. During 2009, the State's population will average 24.8 million.

   While growth in the global economy and a weaker dollar have boosted Texas' export growth in recent years, the outlook for world economies is generally weak, with nearly every advanced economy expected to lose steam. The value of the U.S. dollar is forecast to continue rising in 2009 before subsiding again in 2010, but Texas export markets are facing strong headwinds.

   Personal income growth in Texas is forecast to see retrenchment in 2009, with only a partial recovery in 2010. Low inflation will put a damper on wage gains. Texas total personal income advanced by more than 7 percent a year for four years before slipping in 2008. Personal income is expected to grow by an average of only 3.8 percent per year in 2009 and 2010, with 2009 seeing the weakest growth.

   Even with the economic engine cooling to only 0.8 percent real gross state product growth in 2009, the Texas economy should outpace the U.S. economy for the same reasons that it is outperforming the recessionary national economy today. These include continued net migration into the State, a Sunbelt location at the buckle of the nation's South and the West, an experienced workforce, a comparatively healthy housing market, a strategic geographic position for Latin American trade and a comparatively attractive cost of doing business.

   Fiscal Matters. The State operates on a fiscal year basis, which begins on September 1 and ends on August 31. The State's appropriation period is a biennium covering two fiscal years. During the 1987 session, the Legislature imposed uniform accounting and financial reporting procedures on all State agencies and provided that accounting for State agencies be in accordance with generally accepted accounting principles.

   Total assets of the State on August 31, 2008, were $210.8 billion, an increase of $13.6 billion or 6.9 percent. Total liabilities as of August 31, 2008, were $68 billion, an increase of $12 billion or 21.5 percent. Net assets were affected by a number of factors. Cash and cash equivalents grew $12.9 billion from fiscal 2007 while investments decreased $2.6 billion. The cash and cash equivalent growth was increased by $10.3 billion from two sources, the issuance of tax and the revenue anticipation notes and the receipt of concessions for highway rights by the Texas Department of Transportation. An increase in total liabilities of $12 billion is also primarily due to these two factors. Net capital assets increased $5.1 billion from additions to the State's highway system and college and university construction projects. There was an increase in total bond debt of $3.7 billion as well. The net asset balance was $142.8 billion in fiscal 2008, an increase of $1.6 billion or 1.1 percent. Of the State's net assets, $65.6 billion were invested in capital assets, net of related debt, while $56.2 billion were restricted by statute or other legal requirements and were not available to finance day-to-day operations of the State. Unrestricted net assets were $21 billion. The State's bonded indebtedness was $27.6 billion, which included new issuances of $6.3 billion in State bonds to finance new construction, housing, water conservation and other projects. Approximately $2.6 billion in bonded debt was retired or refunded.

   The State earned program revenues of $54.4 billion and general revenues of $44.9 billion, for total revenues of $99.3 billion, a decrease of $4.7 billion or 4.6 percent. The major components of this decrease were operating grants and contributions where education functions saw declines totaling $9.4 billion, primarily from interest and investment income losses. Tax revenues, however, offset some of the loss as there was an increase of $4.3 billion in collections over the prior year. There also was a reclassification from proprietary funds to component unit presentation related to the Teacher Retirement System.

   The expenses of the State were $97.2 billion, an increase of $6.7 billion or
7.4 percent. The expense fluctuations in governmental activities are largely attributable to the health and human services function and education function, due to increased State funding for local school districts to offset local property tax reductions and increases to the Children's Health Insurance Program. In the business-type activities, colleges and universities expenses were the largest increase. Other proprietary entities showed relatively stable activity levels between the prior and current years.

   Debt. The State of Texas issues both General Obligation Bonds and Revenue Bonds. Each series of revenue bonds is backed by the pledged revenue source and restricted funds specified in the bond resolution. Most revenue bonds are designed to be self-supporting from a primary revenue source related to the program financed.

   During fiscal 2008, Texas' state agencies and universities issued $6.3 billion in State bonds to finance new construction, housing, water conservation and treatment and other projects. General obligation debt accounted for $2.3 billion of State bonds issued in fiscal 2008. This debt, which can only be authorized by a constitutional amendment, carries the full faith and credit of the State. The remaining $4 billion is due to new issuances of revenue bonds, which are serviced by the revenue flows of individual entity projects. Bonds retired during the year were composed of $413.3 million in general obligation bonds and $690.5 million in revenue bonds. Also, $665.4 million in general obligation bonds and $791.8 million in revenue bonds were refunded. The total outstanding general obligation debt of the State after new issuances, retirements and refundings as of August 31, 2008, was $10.8 billion. This represents an increase of $1.2 billion or 13 percent from fiscal 2007. An additional $8.1 billion of general obligation bonds have been authorized but have not been issued. Total revenue bonds outstanding were $16.8 billion, which is an increase of $2.5 billion or 17.3 percent from fiscal 2007.

   There was a $1.2 billion net increase in general obligation bonds and $1.9 billion net increase in revenue bonds for financing of highway projects. Other large revenue bond issuances were for water quality projects and for university campus improvements.

   Cash Management. Funds deposited in the State Treasury are pooled for investment purposes. The Treasury is authorized to invest in fully collateralized time deposits, obligations of the United States, obligations of various federal credit organizations, direct security repurchase agreements, reverse repurchase agreements, bankers' acceptances, commercial paper, and contracts written by the Comptroller which are commonly known as covered call options.

   Texas' real gross domestic product in 2008 rose by 4.1 percent, when adjusted for inflation, exceeding its average over the past decade. Credit is largely due to the strength of the State's energy industry. Another positive for Texas is its position as the nation's largest exporting state, accounting for one-seventh of total U.S. exports.

   Ratings. As of May 2009, all outstanding general obligation bonds of the State of Texas are rated AA by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Texas issuers may be unrelated to the creditworthiness of obligations issued by the State of Texas, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Texas trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Texas trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Texas trust to pay interest on or principal of such bonds.

   Your Texas trust is susceptible to political, economic or regulatory factors affecting issuers of Texas municipal obligations (the "Texas Municipal Obligations"). These include the possible adverse effects of certain Texas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Texas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Texas or contained in Official Statements for various Texas Municipal Obligations.

   Virginia Risk Factors

   Economic Outlook. In fiscal year 2008, the Commonwealth's economy managed some expansion, but at a slower pace than in the last few years.

   Employment. Virginia's nonfarm payroll employment increased by 23,500 or 0.6 percent in fiscal year 2008. The percentage gain was less than in the four preceding years. The Commonwealth's growth rate in 2008 was slightly below the national rate, as it also was in 2007. In earlier years, Virginia consistently outperformed the nation. One must go back to fiscal year 1996 to find a previous case when the national growth rate was higher.

   Personal Income. Developments in personal income have a strong bearing on state government revenues since collections from the individual income tax and other taxes are related directly or closely to income. In fiscal year 2008, Virginia personal income in current dollars grew by 4.4 percent. This was below the national rate for the second consecutive year. Prior to then, the Commonwealth's rate exceeded the national rate.

   Government-wide Highlights. The primary government's assets exceeded its liabilities at June 30, 2008, by $18.3 billion. Net assets of governmental activities increased by $739.7 million and net assets of business-type activities decreased by $213.1 million. Component units reported an increase in net assets of $675.6 million from June 30, 2007.

   Fund Highlights. At the end of the fiscal year, the Commonwealth's governmental funds reported a combined ending fund balance of $4.8 billion, a decrease of $738.4 million in comparison with the prior year. Of this total fund balance, $3.3 billion represents unreserved fund balance and the remaining $1.5 billion represents amounts reserved for specific purposes, such as the Revenue Stabilization Fund. The enterprise funds reported net assets at June 30, 2008, of $902.2 million, a decrease of $211.0 million during the year.

   Debt. The Commonwealth is prohibited from issuing general obligation bonds for operating purposes. At the end of the current fiscal year, the Commonwealth had total debt outstanding of $26.9 billion, including total tax-supported debt of $7.8 billion and total debt not supported by taxes of $19.1 billion. Bonds backed by the full faith and credit of the government and tax-supported total $1.0 billion. Debt is considered tax supported if Commonwealth tax revenues are used or pledged for debt service payments. An additional $1.0 billion is considered moral obligation debt which is not tax-supported. The Commonwealth has no direct or indirect pledge of tax revenues to fund reserve deficiencies. However, in some cases, the Commonwealth has made a moral obligation pledge to consider funding deficiencies in debt service reserves that may occur. The remainder of the Commonwealth's debt represents bonds secured solely by specified revenue sources (i.e., revenue bonds).

   During fiscal year 2008, the Commonwealth issued $3.9 billion of new debt for various projects. $503.3 million of the new debt was for the primary government and $3.4 billion for the component units.

   Litigation. The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving claims for substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, any ultimate liability resulting from these suits is not expected to have a material adverse effect on the financial condition of the Commonwealth.

   Risk Management. The Commonwealth maintains self-insurance programs for employee health, general (tort) liability, medical malpractice, workers' compensation, property, and automobile liability insurance. These are reported in the Internal Service Funds. The Commonwealth assumes the full risk for claims filed under the employee health insurance program and the workers' compensation program. For the other programs, the risk assumed is limited to certain amounts per occurrence.

   The Commonwealth also provides employee health, errors and omissions liability and law enforcement professional liability insurance for local governmental units throughout the Commonwealth. These programs are reported in the Enterprise Funds.

   Ratings. As of May 2009, all outstanding general obligation bonds of the Commonwealth of Virginia are rated AAA by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Virginia issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Virginia, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Virginia trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Virginia trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Virginia trust to pay interest on or principal of such bonds.

   Your Virginia trust is susceptible to political, economic or regulatory factors affecting issuers of Virginia municipal obligations (the "Virginia Municipal Obligations"). These include the possible adverse effects of certain Virginia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Virginia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various Commonwealth and local agencies in Virginia or contained in Official Statements for various Virginia Municipal Obligations.

   West Virginia Risk Factors

   Economic Conditions and Outlook. According to a recent Rockefeller Institute study, West Virginia led the nation in economic growth (22 percent) from May to August of 2008. West Virginia was ranked fourth in the nation in economic growth from August 2007 to August 2008, at 2.6 percent. This forward progression symbolizes the dedication and implementation of innovative ideas to keep West Virginia a thriving environment to attract business, tourism, and future citizens. The State ranks 8th among all 50 states for business recruitment and attraction, according to a 2007 study by Expansion Management magazine and the National Policy Research Council.

   Part of this economic growth may be attributed to the rapid increase in exports. For the first half of 2008, West Virginia exports grew 43 percent, outpacing the national rate of 18 percent. West Virginia products with the most significant increase in exports were coal, machinery, automobiles and automobile parts, plastics and aluminum. West Virginia businesses exported $3.97 billion in goods to foreign countries in 2007, an increase of $732 million from 2006. Exports are expected to reach about $5 billion in 2008.

   Since 2005, West Virginia employment has seen a net increase of 22,800 jobs. The State's average unemployment rate in 2007 was 4.6 percent, the lowest unemployment average in the State's history. This record has been sustained, with West Virginia's unemployment rate ranking 7th, well below the national average in August of 2008.

   Long-term Financial Planning and Relevant Financial Policies. Working more efficiently while maintaining the level of customer expectation for State government services has allowed the administration to reduce the size of State government employment two consecutive years. Additionally, initiatives for more efficient practices, which were recommended by an independent consulting firm, have saved more than $77 million in the first year and is projected to save $350 million over five years.

   Financial steadiness is the key to successful sustainability of our nation's economy. Several tax initiatives have proved promising, with future benefits to be realized: in January of 2007, Corporate Net Income Tax dropped to 8.75 percent from 9.00 percent and is expected to be reduced to 6.5 percent by 2014; the Business Franchise Tax dropped to 0.55 percent from 0.70 percent and will be eliminated by 2015; approximately $46.5 million of business tax burden was removed in fiscal year 2008, and $100 million total will have been removed through laws passed during the past three years; on July 1, 2008, the food tax was cut in half since 2005, a tax break of $50 million through fiscal year 2008 and a $75 million total reduction will be realized through these changes.

   Prudent decision-making and good business sense have resulted in record State revenue collections in fiscal years 2007 and 2008 and a budget surplus of $106.7 million in 2007 and $35.3 million in 2008. As an added incentive to public employees, more than $1.8 billion has been placed toward reducing unfunded pensions and the State's debt. The total estimated savings because of extra commitments to unfunded liabilities in retirements is more than $2.5 billion.

   Major Initiatives. Education is another strong focus within State government. The 21st Century Jobs Cabinet of West Virginia allowed for the creation of a seamless education system that connects every level of education, from early childhood to graduate school, encompassing job training and lifelong learning. During the 2008 Regular Session of the State Legislature, legislation was passed for the creation of the "Bucks for Jobs" program, which allows for a $50 million research endowment ("Bucks for Brains") to be split between Marshall University and West Virginia University to stimulate world-class research and development in order to attract venture capital. This program is expected to eventually lead to jobs in emerging high-tech, high-wage industries.

   Equally important are improvements to infrastructure. Since 2005, more than $66 million has been awarded in Small Cities Block Grants, leveraging more than $117 million in additional funds since 2005. A record amount of more than $50 million was provided for 2007 summer and fall paving projects. The refinancing of the State's road bonds resulted in direct savings of $19 million and federal matching money of $76 million for State highway projects. Currently, 80 percent of West Virginia households now have access to broadband internet, up from 58 percent in 2004.

   To assist the senior citizens of West Virginia, more than $16 million was dedicated in the 2008 Executive Budget for Aged and Disabled Waivers, Alzheimer's Respite Care, the West Virginia Elder Watch program, and for in-home services and nutrition.

   Government-wide Financial Highlights. The assets of the primary government exceeded its liabilities at the close of the fiscal year by $9.3 billion (reported as "net assets"). Governmental activities reported $9.6 billion in net assets (a $917 million increase, up 10.6 percent from last year), while the business-type activities reported a deficit of $243 million, a $431 million decrease in the deficit. The State's net assets improvements are primarily due to a stable economy, more revenue from certain taxes, strong lottery profits, and reduced spending.

   Fund Level Financial Highlights. At year-end, the governmental funds reported a combined ending fund balance of $3.46 billion, a decrease of $18.6 million, or .5 percent lower than the prior year. The unreserved fund balance for the general fund was $823 million, or 11 percent, of total general fund expenditures. General Revenue surpluses allowed $17.6 million to be transferred to the Revenue Shortfall Reserve Fund (Rainy Day Fund), down from the previous year by $36 million.

   Long-Term Debt. At year-end the State had $6.7 billion in bonds, capital leases, notes payable, claims and judgments, compensated absences, pension obligations, and other long-term obligations outstanding.

   The State's general obligation debt must be authorized by constitutional amendment. A proposed amendment must be approved by two-thirds of both the Senate and House of Delegates before it can be ratified or rejected by the voters. Once the amendment has voter approval, the Legislature must pass specific legislation authorizing the issuance of the general obligation debt. Revenue bonds are issued pursuant to specific statutory provisions enacted by the Legislature primarily for the purpose of financing capital construction. Neither the West Virginia Constitution nor its statutes establish a general limit on any type of debt, although certain agencies have debt limits in their specific Code sections.

   Ratings. As of May 2009, all outstanding general obligation bonds of the State of West Virginia are rated AA- by S&P and Aa3 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local West Virginia issuers may be unrelated to the creditworthiness of obligations issued by the State of West Virginia, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your West Virginia trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your West Virginia trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your West Virginia trust to pay interest on or principal of such bonds.

   Your West Virginia trust is susceptible to political, economic or regulatory factors affecting issuers of West Virginia municipal obligations (the "West Virginia Municipal Obligations"). These include the possible adverse effects of certain West Virginia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in West Virginia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in West Virginia or contained in Official Statements for various West Virginia Municipal Obligations.

                      Contents of Post-Effective Amendment
                          to the Registration Statement

           This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                          The Facing Sheet of Form S-6

                                 The Prospectus

                         The Undertaking to File Reports

                                 The Signatures

    The Written Consent of the Independent Registered Public Accounting Firm

                           UNDERTAKING TO FILE REPORTS

   Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant, Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 310, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Chicago and State of Illinois on the 23rd day of February, 2010.

                          Insured Municipals Income Trust and Investors' Quality
                                              Tax-Exempt Trust, Multi-Series 310
                                                                    (Registrant)

                                                        By Van Kampen Funds Inc.
                                                                     (Depositor)

                                                         By: /s/ John F. Tierney
                                                                 ---------------
                                                              Executive Director


   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on February 23, 2010, by the following persons who constitute the principal officers and a majority of the Board of Directors of Van Kampen Funds Inc.:

SIGNATURE                             TITLE

Jerry Miller                     Director, Chief Executive Officer and President

Edward C. Wood III               Director and Chief Operating Officer

Mark Patten                      Chief Financial Officer and Treasurer


                                                             /s/ John F. Tierney
                                                                 ---------------
                                                             (Attorney-in-fact*)

--------------------
* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission as
   Exhibit 7.1 to the Registration Statement on Form S-6 of Van Kampen Unit Trusts, Series 744 (File No. 333-149060) dated March 18, 2008, and Van Kampen Unit Trusts, Series 882 (File No. 333-159184) dated July 1, 2009.